UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09729
Name of Fund:
iShares Trust
Fund Address:  c/o BlackRock Fund Advisors, 400 Howard Street, San Francisco, CA 94105
Name and address of agent for service:  The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801

Registrant's telephone number, including area code:
(415) 670-2000
Date of fiscal year end:
8/31/2025
Date of reporting period:
8/31/2025
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares Currency Hedged MSCI Eurozone ETF
HEZU | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Currency Hedged MSCI Eurozone ETF	$3(a)	0.03%(a)
(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 15.18%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI EMU 100% USD Hedged Index (Net) returned 15.43%.
What contributed to performance?
Within the eurozone, a monetary union of 20 European Union member states that have adopted the euro, as their common currency, German stocks were the leading contributor to the Fund’s return. During the reporting period, industrials stocks, including in the aerospace and defense space, were buoyed by the country’s landmark decision to double its defense spending, driven by the ongoing geopolitical conflicts. High demand for electrification, particularly from data centers, drove gains in electrical equipment firms and industrial conglomerates. Spain’s economy experienced robust growth, helping equity markets advance, particularly in the financials sector. Banks benefited from significant increases in consumer deposits, growth from wealth management, and strong financial strength as measured by capital ratios. Aerospace and defense firms in France were also supported by increased defense spending.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	15.18%	14.56%	9.72%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI EMU 100% Hedged to USD Index (Net)	15.43	14.32	9.73
Key Fund statistics
Net Assets	$725,690,795
Number of Portfolio Holdings	12
Net Investment Advisory Fees	$152,887
Portfolio Turnover Rate	13%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Portfolio composition
Asset Type	Percent of Net Assets
Investment Companies	100.0%
Short-term Investments	5.2%
Forward foreign currency exchange contracts, net cumulative depreciation	(2.0)%
Other assets less liabilities	(3.2)%
Sector allocation (of the underlying fund)(a)
Sector	Percent of Total Investments(b)
Financials	25.1%
Industrials	20.6%
Information Technology	11.2%
Consumer Discretionary	10.9%
Health Care	6.8%
Consumer Staples	6.3%
Utilities	6.0%
Communication Services	4.5%
Materials	4.5%
Energy	3.2%
Real Estate	0.9%
(a)	The underlying fund is iShares MSCI Eurozone ETF.
(b)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Currency Hedged MSCI Eurozone ETF
Annual Shareholder Report — August 31, 2025
HEZU-08/25-AR

iShares Currency Hedged MSCI Japan ETF
HEWJ | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Currency Hedged MSCI Japan ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Currency Hedged MSCI Japan ETF	$0(a)(b)	0.00%(a)(c)
(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	Rounds to less than $1.
(c)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 16.58%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Japan 100% Hedged to USD Index (Net) returned 18.63%.
What contributed to performance?
Japanese equities were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors during the reporting period. Diversified banks in the financials sector gained as the Bank of Japan raised rates and returned to monetary policy normalization. Additionally, higher interest rates also improved investment income for insurance companies. In the industrials sector, firms involved in the aerospace and defense supply chain benefited from an increased defense budget, while machinery firms gained as the government approved a multi-billion-dollar plan to enhance disaster-resilient infrastructure. A multinational conglomerate in the communication sector gained due to significant investments in artificial intelligence, while a video game company was supported by high demand and record-breaking sales for its hybrid video game console.
What detracted from performance?
During the reporting period, healthcare stocks detracted from the Fund’s return. Pharmaceutical and biotechnology companies faced headwinds due to the country’s drug pricing scheme, which created uncertainty due to annual price cuts. Additionally, a pharmaceutical company declined following disappointing clinical trial data.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	16.58%	18.88%	10.98%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Japan 100% Hedged to USD Index (Net)	18.63	19.63	11.66
Key Fund statistics
Net Assets	$381,065,058
Number of Portfolio Holdings	11
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	15%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Portfolio composition
Asset Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	22.0%
Forward foreign currency exchange contracts, net cumulative depreciation	(2.0)%
Other assets less liabilities	(19.9)%
Sector allocation (of the underlying fund)(a)
Sector	Percent of Total Investments(b)
Industrials	24.4%
Consumer Discretionary	17.8%
Financials	17.2%
Information Technology	12.3%
Communication Services	8.9%
Health Care	6.6%
Consumer Staples	5.1%
Materials	3.3%
Real Estate	2.4%
Utilities	1.1%
Energy	0.9%
(a)	The underlying fund is iShares MSCI Japan ETF.
(b)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Currency Hedged MSCI Japan ETF
Annual Shareholder Report — August 31, 2025
HEWJ-08/25-AR

iShares ESG Advanced MSCI EAFE ETF
DMXF | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares ESG Advanced MSCI EAFE ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Advanced MSCI EAFE ETF	$12	0.12%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 6.47%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42%, the MSCI EAFE Choice ESG Screened Index (Net) returned 6.75% and the MSCI All Country World Index (Net) returned 15.79%.
What contributed to performance?
During the reporting period, Japanese stocks contributed the most to the Fund’s return , supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors. The diversified banking industry within the financials sector led returns, buoyed by the Bank of Japan’s continued shift away from negative interest rates and toward policy normalization. Higher interest rates also improved investment income for insurance companies. In Europe, information technology stocks from Germany contributed, led by software and services companies that leveraged cloud computing and artificial intelligence. Financials stocks in Hong Kong also benefited the Fund’s performance, helped by increased investment flows from mainland China, a resurgent initial public offering market, and robust trading activity.
What detracted from performance?
A Danish healthcare company detracted from the Fund’s performance during the reporting period. The firm reduced its sales growth outlook after its blockbuster weight loss drug faced increased competition from lower-cost alternatives.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 16, 2020 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	6.47%	8.23%	9.61%
MSCI ACWI ex USA Index (Net)	15.42	8.94	10.26
MSCI EAFE Choice ESG Screened Index (Net)	6.75	8.24	9.62
MSCI All Country World Index (Net)	15.79	12.00	13.78
Key Fund statistics
Net Assets	$821,451,597
Number of Portfolio Holdings	413
Net Investment Advisory Fees	$942,976
Portfolio Turnover Rate	14%
The inception date of the Fund was June 16, 2020.
Effective August 31, 2025, the Fund changed its broad-based securities market index from MSCI All Country World Index (Net) to MSCI ACWI ex USA Index (Net), which Fund management believes is more representative of the investments in which the Fund invests.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	27.6%
Industrials	18.7%
Information Technology	15.8%
Health Care	11.9%
Communication Services	6.7%
Consumer Discretionary	5.8%
Materials	5.7%
Real Estate	4.1%
Consumer Staples	3.0%
Utilities	0.7%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	25.1%
Switzerland	11.8%
France	10.3%
Netherlands	8.6%
Germany	8.2%
United Kingdom	7.5%
Sweden	6.1%
Australia	4.5%
Hong Kong	3.3%
Singapore	2.6%
Other#	12.0%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Advanced MSCI EAFE ETF
Annual Shareholder Report — August 31, 2025
DMXF-08/25-AR

iShares ESG Advanced MSCI EM ETF
EMXF | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares ESG Advanced MSCI EM ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Advanced MSCI EM ETF	$17	0.16%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.57%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index (Net) returned 16.99%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the financials sector, diversified Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. Insurance companies were driven by a rising stock market, supportive regulatory policies, and favorable demographic trends. Stocks in Taiwan also contributed to performance, most notably in the information technology sector. A major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs. In South Korea, diversified banks gained as corporate reforms boosted investor confidence.
What detracted from performance?
Indian stocks detracted from the Fund’s return during the reporting period. Equities declined due to investor caution and selling pressure stemming from slowing earnings growth, stretched valuations, and global headwinds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 6, 2020 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	17.57%	6.47%
MSCI Emerging Markets Index (Net)	16.80	5.25
MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index (Net)	16.99	6.79
Key Fund statistics
Net Assets	$107,723,091
Number of Portfolio Holdings	522
Net Investment Advisory Fees	$145,347
Portfolio Turnover Rate	21%
The inception date of the Fund was October 6, 2020.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	43.6%
Information Technology	17.1%
Consumer Discretionary	11.9%
Communication Services	6.9%
Health Care	5.2%
Industrials	5.2%
Consumer Staples	4.9%
Real Estate	2.4%
Materials	2.0%
Utilities	0.8%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	27.2%
Taiwan	18.2%
India	14.6%
South Korea	8.9%
Brazil	4.9%
South Africa	3.9%
Saudi Arabia	3.8%
United Arab Emirates	2.9%
Mexico	2.2%
Malaysia	2.0%
Other#	11.4%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Advanced MSCI EM ETF
Annual Shareholder Report — August 31, 2025
EMXF-08/25-AR

iShares ESG Aware MSCI EAFE ETF
ESGD | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares ESG Aware MSCI EAFE ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG Aware MSCI EAFE ETF	$21	0.20%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 12.36%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42%, the MSCI EAFE Extended ESG Focus Index (Spliced) returned 12.68% and the MSCI All Country World Index (Net) returned 15.79%.
What contributed to performance?
Japanese equities were the most meaningful contributors to the Fund’s return during the reporting period, supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors. Diversified banks in the financials sector gained as the Bank of Japan raised rates and returned to monetary policy normalization. German stocks were driven by strong corporate earnings from global-facing companies. Optimism surrounding a historic fiscal stimulus plan targeting infrastructure and defense supported firms in the industrials space, while financials benefited the Fund’s return due to strong trading volume and solid investment banking revenue. In the United Kingdom, financials stocks contributed. Banks benefited from strong balance sheets, robust performance from investment banking units, and solid trading activity.
What detracted from performance?
A Danish healthcare company detracted from the Fund’s performance during the reporting period. The firm reduced its sales growth outlook after its blockbuster weight loss drug faced increased competition from lower-cost alternatives.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 28, 2016 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	12.36%	9.92%	9.25%
MSCI ACWI ex USA Index (Net)	15.42	8.94	8.77
MSCI EAFE Extended ESG Focus Index (Spliced)	12.68	9.94	9.31
MSCI All Country World Index (Net)	15.79	12.00	12.28
Key Fund statistics
Net Assets	$9,886,101,555
Number of Portfolio Holdings	388
Net Investment Advisory Fees	$17,824,621
Portfolio Turnover Rate	26%
The inception date of the Fund was June 28, 2016.
Effective August 31, 2025, the Fund changed its broad-based securities market index from MSCI All Country World Index (Net) to MSCI ACWI ex USA Index (Net), which Fund management believes is more representative of the investments in which the Fund invests.
The performance of the MSCI EAFE Extended ESG Focus Index (Spliced) in this report reflects the performance of the MSCI EAFE ESG Focus Index (Net) through May 31, 2018 and, beginning on June 1, 2018, the performance of the MSCI EAFE Extended ESG Focus Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	25.2%
Industrials	19.0%
Health Care	10.7%
Consumer Discretionary	10.0%
Information Technology	8.2%
Consumer Staples	7.9%
Materials	5.4%
Communication Services	4.7%
Energy	3.7%
Utilities	3.2%
Real Estate	2.0%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	22.1%
United Kingdom	14.4%
France	10.6%
Germany	10.0%
Switzerland	9.6%
Australia	7.1%
Netherlands	4.5%
Spain	3.5%
Sweden	3.4%
Italy	3.2%
Other#	11.6%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG Aware MSCI EAFE ETF
Annual Shareholder Report — August 31, 2025
ESGD-08/25-AR

iShares ESG MSCI EM Leaders ETF
LDEM | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares ESG MSCI EM Leaders ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares ESG MSCI EM Leaders ETF	$18	0.16%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 21.55%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI EM Extended ESG Leaders 5% Issuer Capped Index (Net) returned 19.38%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Within the Chinese consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units. Additionally, in the communication sector, a multinational technology and entertainment conglomerate contributed. The firm, which operates a popular social media platform, develops profitable video games, and provides internet and technology services, benefited from strong gaming results, and investments in artificial intelligence (“AI”), which boosted growth in advertising and fintech. In China, larger banks advanced due to the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector. In Taiwan, a major semiconductor supplier was supported by surging demand for AI chips and continued innovation, despite the threat of tariffs. South African metals and mining stocks benefited as the price of gold reached new highs.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: February 5, 2020 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	21.55%	4.40%	4.23%
MSCI Emerging Markets Index (Net)	16.80	5.21	5.17
MSCI EM Extended ESG Leaders 5% Issuer Capped Index (Net)	19.38	4.58	4.41
Key Fund statistics
Net Assets	$30,556,645
Number of Portfolio Holdings	432
Net Investment Advisory Fees	$47,224
Portfolio Turnover Rate	18%
The inception date of the Fund was February 5, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	27.9%
Consumer Discretionary	17.3%
Communication Services	12.8%
Information Technology	9.2%
Industrials	7.7%
Materials	6.3%
Consumer Staples	4.9%
Energy	4.7%
Health Care	4.6%
Utilities	2.7%
Real Estate	1.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	35.1%
India	16.7%
Taiwan	13.0%
South Korea	7.0%
South Africa	6.3%
Brazil	3.4%
Mexico	2.8%
Saudi Arabia	2.4%
United Arab Emirates	2.3%
Malaysia	2.2%
Other#	8.8%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
The net expense ratio decreased from the prior fiscal year end primarily due to a decrease in professional fees for foreign withholding tax claims.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares ESG MSCI EM Leaders ETF
Annual Shareholder Report — August 31, 2025
LDEM-08/25-AR

iShares MSCI Brazil Small-Cap ETF
EWZS | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Brazil Small-Cap ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Brazil Small-Cap ETF	$62	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 10.81%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Brazil Small Cap Index (Net) returned 11.46%.
What contributed to performance?
During the reporting period, financial services companies were the largest contributor to the Fund’s performance. In particular, a financial technology company that provides payment solutions for small and medium-sized businesses gained on new customer adds, increased average revenue per user, and a rise in total payment volume. A diversified bank was supported by improving loan growth and efforts to expand their digital platforms. In the consumer staples sector, the performance of a major cash and carry wholesale retailer was enhanced following efforts to reduce debt and investments in existing stores. Within the healthcare sector, a provider of health and dental insurance plans benefited from enhanced operational efficiency, a reduction in plan cancellation rates, and strategic expansions.
What detracted from performance?
Fluctuating commodity prices, increasing geopolitical risks (including the threat of tariffs), and global oversupply put downward pressure on crude prices during the reporting period. In this environment, energy stocks were the main detractors from the Fund’s performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	10.81%	3.13%	8.71%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Brazil Small Cap Index (Net)	11.46	3.75	9.33
Key Fund statistics
Net Assets	$178,918,688
Number of Portfolio Holdings	78
Net Investment Advisory Fees	$816,607
Portfolio Turnover Rate	82%
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Discretionary	21.8%
Financials	16.1%
Consumer Staples	12.8%
Industrials	10.4%
Materials	9.5%
Utilities	9.2%
Health Care	8.0%
Real Estate	6.8%
Energy	4.7%
Information Technology	0.7%
Ten largest holdings
Security	Percent of Total Investments(a)
StoneCo Ltd., Class A	5.7%
Lojas Renner SA	5.0%
Sendas Distribuidora SA	4.1%
Hapvida Participacoes e Investimentos SA	3.9%
Inter & Co. Inc., Class A	3.3%
Pagseguro Digital Ltd., Class A	2.8%
Smartfit Escola de Ginastica e Danca SA	2.7%
Multiplan Empreendimentos Imobiliarios SA	2.7%
Allos SA	2.6%
Natura Cosmeticos SA	2.3%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Brazil Small-Cap ETF
Annual Shareholder Report — August 31, 2025
EWZS-08/25-AR

iShares MSCI China ETF
MCHI | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI China ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China ETF	$74	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 49.98%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI China Index (Net) returned 47.62%.
What contributed to performance?
The communication sector was the largest contributor to the Fund’s return during the reporting period, primarily due to a multinational technology conglomerate. The firm, which operates a popular social media platform, develops profitable video games, and provides internet and technology services, benefited from strong gaming results, investments in artificial intelligence (“AI”), which boosted growth in advertising and fintech. In the consumer discretionary sector, a broadline retailer that operates in e-commerce, cloud computing, financial technology, and digital media gained due to investments in AI, cloud growth, and expansion into international digital commerce. . Advances by electric vehicle manufacturers were attributed to government subsidies, tax incentives, and funding for research and development. In the financials sector, Chinese banks benefited from the government’s historic stimulus measures, which included capital injections, liquidity support, relaxed lending rules, and lower reserve requirements. Insurance companies were also substantial contributors, driven by increased policy sales, favorable market sentiment, and government support.
What detracted from performance?
During the reporting period there were no significant detractors from the Fund’s performance
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	49.98%	(2.20)%	5.17%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI China Index (Net)	47.62	(1.99)	5.57
Key Fund statistics
Net Assets	$7,889,852,041
Number of Portfolio Holdings	557
Net Investment Advisory Fees	$35,114,694
Portfolio Turnover Rate	12%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Discretionary	28.2%
Communication Services	23.2%
Financials	17.5%
Information Technology	9.0%
Health Care	5.1%
Industrials	4.4%
Consumer Staples	3.5%
Materials	3.3%
Energy	2.4%
Utilities	1.8%
Real Estate	1.6%
Ten largest holdings
Security	Percent of Total Investments(a)
Tencent Holdings Ltd.	17.7%
Alibaba Group Holding Ltd.	10.2%
Xiaomi Corp., Class B	4.2%
China Construction Bank Corp., Class H	3.3%
PDD Holdings Inc.	3.1%
Meituan, Class B	2.4%
BYD Co. Ltd., Class H	1.9%
Ping An Insurance Group Co. of China Ltd., Class H	1.8%
Industrial & Commercial Bank of China Ltd., Class H	1.7%
NetEase Inc.	1.7%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China ETF
Annual Shareholder Report — August 31, 2025
MCHI-08/25-AR

iShares MSCI China Multisector Tech ETF
TCHI | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI China Multisector Tech ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China Multisector Tech ETF	$77	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 60.50%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI China Technology Sub-Industries Select Capped Index (Net) returned 59.17%.
What contributed to performance?
During the reporting period, stocks in the information technology sector were the largest contributors to the Fund’s return. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Firms in the electronic equipment, instruments, and components segment design and manufacture components that are integrally used for multiple industries, including data centers, telecommunication networks, and smartphones. These companies saw profits surge due to soaring demand, many of which use artificial intelligence (“AI”)-driven computing power. Semiconductor stocks were supported by growing demand from major Chinese technology companies and the government’s prioritization of self-sufficiency in technology, which encouraged domestic companies to use homegrown AI chips. Another substantial contributor were entertainment and interactive media companies in the communication sector, which advanced due to popular game releases, AI monetization, and user growth.
What detracted from performance?
There were no significant detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: January 25, 2022 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	60.50%	1.07%
MSCI Emerging Markets Index (Net)	16.80	3.78
MSCI China Technology Sub-Industries Select Capped Index (Net)	59.17	1.54
Key Fund statistics
Net Assets	$28,433,740
Number of Portfolio Holdings	162
Net Investment Advisory Fees	$89,506
Portfolio Turnover Rate	31%
The inception date of the Fund was January 25, 2022.
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	45.5%
Communication Services	22.0%
Consumer Discretionary	21.7%
Industrials	7.9%
Financials	2.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Alibaba Group Holding Ltd.	3.9%
Baidu Inc., Class A	3.9%
PDD Holdings Inc.	3.8%
Kuaishou Technology	3.7%
Xiaomi Corp., Class B	3.7%
Tencent Holdings Ltd.	3.6%
NetEase Inc.	3.6%
JD.com Inc., Class A	3.6%
Lenovo Group Ltd.	3.0%
Contemporary Amperex Technology Co. Ltd., Class A	3.0%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China Multisector Tech ETF
Annual Shareholder Report — August 31, 2025
TCHI-08/25-AR

iShares MSCI China Small-Cap ETF
ECNS | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI China Small-Cap ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI China Small-Cap ETF	$82	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 77.95%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI China Small Cap Index (Net) returned 76.90%.
What contributed to performance?
Buoyed by a less restrictive regulatory environment and substantial government investments, small-cap healthcare stocks were a major contributor to the Fund’s return during the reporting period. In the biotechnology space, additional tailwinds included significant overseas investments, licensing deals, clinical trials, and laboratory expansions. Information technology stocks, particularly firms in the software and services segment, were also significant contributors. This included companies that develop and operate carrier and cloud data centers, which have benefited from the continuing demand for artificial intelligence, as well as firms that provide software and internet services. In the communication sector, a photo editing application developer surged following news of a strategic partnership with one of China’s largest e-commerce marketplaces. Also contributing was a large video game and internet service provider, after several successful new releases, growth in PC gaming, and international expansion efforts.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	77.95%	1.09%	3.54%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI China Small Cap Index (Net)	76.90	(1.30)	1.86
Key Fund statistics
Net Assets	$90,819,418
Number of Portfolio Holdings	265
Net Investment Advisory Fees	$391,244
Portfolio Turnover Rate	35%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	24.8%
Information Technology	12.4%
Industrials	11.7%
Consumer Discretionary	11.6%
Materials	10.4%
Real Estate	8.3%
Communication Services	6.4%
Financials	5.9%
Consumer Staples	5.5%
Utilities	1.9%
Energy	1.1%
Ten largest holdings
Security	Percent of Total Investments(a)
Zai Lab Ltd.	1.7%
China Gold International Resources Corp. Ltd.	1.7%
Minth Group Ltd.	1.6%
XD Inc.	1.6%
Ascentage Pharma Group International	1.5%
ZhongAn Online P&C Insurance Co. Ltd., Class H	1.3%
Ping An Healthcare and Technology Co. Ltd.	1.2%
Remegen Co. Ltd., Class H	1.2%
Kingsoft Cloud Holdings Ltd.	1.2%
Kingboard Holdings Ltd.	1.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI China Small-Cap ETF
Annual Shareholder Report — August 31, 2025
ECNS-08/25-AR

iShares MSCI Denmark ETF
EDEN | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Denmark ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Denmark ETF	$49	0.53%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (14.24)%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Denmark IMI 25/50 Index (Net) returned (14.35)%.
What contributed to performance?
Diversified banks in the financials sector contributed to the Fund’s return during the reporting period. These firms benefited from resilient economic conditions, strong customer activity, and robust credit quality. In the industrials sector, a transport and logistics company gained after a large strategic acquisition was finalized.
What detracted from performance?
A major global healthcare company experienced a significant downturn and was the largest detractor from the Fund’s performance during the reporting period. The firm, which specializes in chronic diseases like diabetes and obesity, reduced its sales growth outlook after its blockbuster weight loss drug faced increased intense competition from peers and lower-cost alternatives. Amid these developments, the firm faced leadership changes, as well as setbacks in its drug development pipeline. A biotechnology company also detracted, as the company faced an extensive wait for trial results for its experimental weight loss drug. Another substantial detractor was an energy company in the utilities sector that develops offshore wind power suffered a series of setbacks surrounding its U.S. offshore wind projects.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(14.24)%	6.85%	9.00%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Denmark IMI 25/50 Index (Net)	(14.35)	7.14	9.30
Key Fund statistics
Net Assets	$186,537,921
Number of Portfolio Holdings	44
Net Investment Advisory Fees	$1,248,416
Portfolio Turnover Rate	24%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	40.2%
Industrials	26.1%
Financials	14.7%
Consumer Staples	5.8%
Materials	5.1%
Consumer Discretionary	4.5%
Utilities	1.6%
Information Technology	1.2%
Energy	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Novo Nordisk A/S, Class B	24.5%
DSV A/S	9.8%
Danske Bank A/S	6.3%
Novonesis Novozymes B, Class B	5.1%
Vestas Wind Systems A/S	4.5%
Genmab A/S	3.9%
Carlsberg A/S, Class B	3.1%
Coloplast A/S, Class B	3.0%
Pandora A/S	3.0%
Tryg A/S	2.6%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Denmark ETF
Annual Shareholder Report — August 31, 2025
EDEN-08/25-AR

iShares MSCI Emerging Markets Quality Factor ETF
EQLT | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets Quality Factor ETF (the “Fund”) for the period of September 4, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets Quality Factor ETF	$37(a)	0.35%(b)
(a)	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.
(b)	Annualized.
How did the Fund perform during the period?
  For the reporting period ended August 31, 2025, the Fund returned 16.07%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 19.64% and the MSCI Emerging Markets Quality Factor Select Index (Net) returned 16.32%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. Within the consumer discretionary sector, a broadline retailer contributed amid rapid growth in its cloud and digital commerce units. In the communication sector, a multinational technology and entertainment conglomerate gained due to strong growth in its gaming and advertising units. Additionally, in the financials sector, insurance companies were driven by a rising stock market, supportive regulatory policies, and favorable demographic trends. In Taiwan, a major semiconductor supplier was supported by surging demand for artificial intelligence chips and continued innovation, despite the threat of tariffs, while a manufacturer of networking and communications equipment gained due to growing demand for artificial intelligence infrastructure demand.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 4, 2024 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
As of the date of this report, the Fund does not have a full fiscal year of performance information to report.
Key Fund statistics
Net Assets	$8,804,538
Number of Portfolio Holdings	309
Net Investment Advisory Fees	$27,432
Portfolio Turnover Rate	41%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	23.9%
Financials	22.7%
Consumer Discretionary	13.5%
Communication Services	10.5%
Industrials	6.7%
Materials	6.7%
Consumer Staples	4.8%
Energy	3.8%
Health Care	2.9%
Utilities	2.6%
Real Estate	1.9%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	28.1%
India	18.1%
Taiwan	13.4%
South Korea	10.2%
Brazil	6.3%
South Africa	4.7%
Saudi Arabia	4.5%
United Arab Emirates	2.5%
Mexico	2.4%
Indonesia	2.0%
Other#	7.8%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets Quality Factor ETF
Annual Shareholder Report — August 31, 2025
EQLT-08/25-AR

iShares MSCI Emerging Markets Value Factor ETF
EVLU | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Emerging Markets Value Factor ETF (the “Fund”) for the period of September 4, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Emerging Markets Value Factor ETF	$38(a)	0.35%(b)
(a)	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.
(b)	Annualized.
How did the Fund perform during the period?
  For the reporting period ended August 31, 2025, the Fund returned 18.40%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 19.64% and the MSCI Emerging Markets Value Factor Select Index (Net) returned 18.49%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In the financials sector, larger Chinese banks benefited from the country’s historic stimulus efforts, which included capital injections and other active interventions to support the banking sector, while insurance companies were driven by a rising stock market, supportive regulatory policies, and favorable demographic trends. Chinese communication stocks also contributed. Notably, a multinational technology and entertainment conglomerate in the interactive media and services sector gained on strong growth in its gaming and advertising units. In Taiwan, companies that provide technology hardware and storage also gained amid heightened demand for artificial intelligence-powered data centers, infrastructure, and servers. Positive industry trends were tailwinds for financials stocks, including relaxed regulatory requirements aimed at increasing market activity and reduced reporting requirements.
What detracted from performance?
Indian stocks detracted from the Fund's return due to foreign investor outflow and global trade uncertainty as a result of tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility. In the information technology sector, IT consulting stocks (which are hired by companies to help them achieve their business objectives and improve efficiency) were weighed down by weak discretionary technology spending as clients cut budgets due to tariff uncertainty.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 4, 2024 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
As of the date of this report, the Fund does not have a full fiscal year of performance information to report.
Key Fund statistics
Net Assets	$8,453,436
Number of Portfolio Holdings	272
Net Investment Advisory Fees	$26,539
Portfolio Turnover Rate	41%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	25.4%
Information Technology	23.4%
Consumer Discretionary	14.7%
Communication Services	9.3%
Materials	6.3%
Industrials	6.1%
Energy	4.5%
Consumer Staples	3.7%
Health Care	2.6%
Utilities	2.6%
Real Estate	1.4%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
China	31.3%
South Korea	14.8%
India	14.0%
Taiwan	13.9%
South Africa	4.2%
Saudi Arabia	3.9%
Brazil	3.8%
Mexico	3.5%
Indonesia	2.2%
United Arab Emirates	1.7%
Other#	6.7%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Emerging Markets Value Factor ETF
Annual Shareholder Report — August 31, 2025
EVLU-08/25-AR

iShares MSCI Global Quality Factor ETF
AQLT | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Quality Factor ETF (the “Fund”) for the period of December 11, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Quality Factor ETF	$13(a)	0.18%(b)
(a)	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.
(b)	Annualized.
How did the Fund perform during the period?
  For the reporting period ended August 31, 2025, the Fund returned 4.52%.
  For the same period, the MSCI All Country World Index (Net) returned 10.42% and the MSCI ACWI Quality Index (Net) returned 4.40%.
What contributed to performance?
Stocks in the United States significantly contributed to the Fund’s return during the reporting period. The information technology sector, particularly semiconductor stocks, gained amid ongoing demand for artificial intelligence (“AI”), data center expansions, and continued innovation in chips and network solutions. Taiwanese equities were buoyed by the country’s pivotal role in the global technology supply chain. Stocks in the semiconductor segment contributed, as a major semiconductor supplier was supported by surging demand for AI chips and continued innovation, despite the ongoing threat of tariffs.
What detracted from performance?
U.S. healthcare stocks were modest detractors from the Fund’s return during the reporting period, pressured by increasing regulatory scrutiny and policy upheaval. Also detracting was a Danish healthcare company as its sales growth outlook after its blockbuster weight loss drug faced increased competition from lower-cost alternatives.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: December 11, 2024 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
As of the date of this report, the Fund does not have a full fiscal year of performance information to report.
Key Fund statistics
Net Assets	$195,649,682
Number of Portfolio Holdings	479
Net Investment Advisory Fees	$238,543
Portfolio Turnover Rate	22%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Information Technology	33.4%
Communication Services	14.6%
Health Care	13.6%
Industrials	12.7%
Financials	9.5%
Consumer Staples	8.8%
Consumer Discretionary	5.1%
Materials	1.7%
Energy	0.4%
Real Estate	0.2%
Utilities	0.0	%(b)
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	72.3%
Taiwan	4.6%
Switzerland	4.3%
United Kingdom	3.8%
Japan	2.3%
Netherlands	1.9%
India	1.8%
China	1.4%
Australia	1.3%
Denmark	1.0%
Other#	5.3%
(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Quality Factor ETF
Annual Shareholder Report — August 31, 2025
AQLT-08/25-AR

iShares MSCI Global Sustainable Development Goals ETF
SDG | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Global Sustainable Development Goals ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Global Sustainable Development Goals ETF	$51	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 2.45%.
  For the same period, the MSCI All Country World Index (Net) returned 15.79% and the MSCI ACWI Sustainable Development Index (Net) returned 2.54%.
What contributed to performance?
Chinese equities were the largest contributors to the Fund’s return during the reporting period. While tariff tensions increased volatility, equities were supported by government stimulus and improved investor sentiment. In China, the information technology sector gained as a software group experienced strong growth in its cloud services business, strategic artificial intelligence focus, and international expansion. A Hong Kong packaged food group, that is one of the world’s largest vertically integrated pork producers, gained as demand for protein products increased, and as its U.S. subsidiary made plans to go public.
What detracted from performance?
Information technology stocks in the United States were the largest detractor from the Fund’s return during the reporting period. Notably, a solar storage solution provider declined as the U.S government ended federal tax credits for solar and storage projects. In Denmark, a healthcare company detracted as the firm reduced its sales growth outlook after its blockbuster weight loss drug faced increased competition from lower-cost alternatives.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 20, 2016 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	2.45%	1.62%	7.57%
MSCI All Country World Index (Net)	15.79	12.00	11.40
MSCI ACWI Sustainable Development Index (Net)	2.54	1.67	7.70
Key Fund statistics
Net Assets	$170,632,311
Number of Portfolio Holdings	123
Net Investment Advisory Fees	$951,969
Portfolio Turnover Rate	64%
The inception date of the Fund was April 20, 2016.
Effective February 3, 2025, the MSCI ACWI Sustainable Impact Index was renamed to the MSCI ACWI Sustainable Development Index.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Consumer Staples	20.0%
Information Technology	20.0%
Health Care	19.9%
Industrials	14.2%
Real Estate	12.4%
Consumer Discretionary	8.9%
Utilities	3.4%
Materials	1.2%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	26.7%
China	20.1%
Japan	11.3%
Denmark	6.9%
Taiwan	6.4%
Switzerland	4.3%
Hong Kong	4.3%
Sweden	2.4%
Germany	2.1%
France	1.9%
Other#	13.6%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Global Sustainable Development Goals ETF
Annual Shareholder Report — August 31, 2025
SDG-08/25-AR

iShares MSCI India ETF
INDA | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI India ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI India ETF	$58	0.61%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (9.15)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI India Index (Net) returned (11.76)%.
What contributed to performance?
During the reporting period, there were no significant contributors to the Fund’s performance.
What detracted from performance?
Indian small-cap stocks suffered from foreign investor outflow and global trade uncertainty due to tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility. IT consulting stocks in the information technology sector were among the largest detractors from the Fund’s return. These companies, which help their clients improve processes, grow their business, or solve specific technology-related problems, faced headwinds such as slowing client demand and persistent weakness in discretionary spending. Energy stocks faced pressure due to the country’s reliance on Russian oil, which has exposed the energy sector to geopolitical risks and supply disruptions, creating a drag on both profitability and investor confidence. Utilities stocks also detracted, facing pressure from regulatory uncertainty, slowing earnings growth, and broader market corrections.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(9.15)%	10.89%	7.66%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI India Index (Net)	(11.76)	13.13	9.09
Key Fund statistics
Net Assets	$9,173,459,429
Number of Portfolio Holdings	163
Net Investment Advisory Fees	$59,887,050
Portfolio Turnover Rate	30%
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	29.0%
Consumer Discretionary	13.2%
Information Technology	9.6%
Industrials	9.0%
Energy	8.7%
Materials	8.1%
Consumer Staples	6.8%
Health Care	5.8%
Communication Services	4.7%
Utilities	3.6%
Real Estate	1.5%
Ten largest holdings
Security	Percent of Total Investments(a)
HDFC Bank Ltd.	8.3%
Reliance Industries Ltd.	6.4%
ICICI Bank Ltd.	5.7%
Infosys Ltd.	3.8%
Bharti Airtel Ltd.	3.7%
Mahindra & Mahindra Ltd.	2.3%
Tata Consultancy Services Ltd.	2.2%
Bajaj Finance Ltd.	1.9%
Larsen & Toubro Ltd.	1.9%
Axis Bank Ltd.	1.9%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI India ETF
Annual Shareholder Report — August 31, 2025
INDA-08/25-AR

iShares MSCI India Small-Cap ETF
SMIN | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI India Small-Cap ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI India Small-Cap ETF	$71	0.74%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (8.94)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI India Small Cap Index (Net) returned (10.94)%.
What contributed to performance?
During the reporting period, there were no significant contributors from the Fund’s performance.
What detracted from performance?
Indian small-cap stocks suffered from foreign investor outflow and global trade uncertainty due to tariffs from the United States, which began during the reporting period. The tariffs resulted in a sharp drop in exports and sharp equity market volatility. The industrials sector was the largest detractor from the Fund’s performance. This included construction and engineering stocks, which were pressured due to a slowdown in the housing market. In the industrial machinery segment, companies with exposure to the automotive supply chain faced challenges such as raw material and energy price volatility and demand swings. In the consumer discretionary sector, supply chain disruptions due to tariffs made Indian goods more expensive, pressuring textile and apparel stocks. Chemicals stocks in the materials sector also suffered from tariff-related pressures and slowing end-user demand during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(8.94)%	17.73%	10.21%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI India Small Cap Index (Net)	(10.94)	21.26	12.38
Key Fund statistics
Net Assets	$898,884,237
Number of Portfolio Holdings	526
Net Investment Advisory Fees	$6,413,048
Portfolio Turnover Rate	62%
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	20.8%
Financials	18.2%
Consumer Discretionary	14.2%
Health Care	13.8%
Materials	12.5%
Information Technology	7.2%
Consumer Staples	4.3%
Real Estate	3.6%
Utilities	2.8%
Communication Services	1.8%
Energy	0.8%
Ten largest holdings
Security	Percent of Total Investments(a)
Coforge Ltd.	1.6%
Fortis Healthcare Ltd.	1.3%
Max Financial Services Ltd.	1.3%
One 97 Communications Ltd.	1.1%
GE Vernova T&D India Ltd.	1.1%
Federal Bank Ltd.	1.0%
Embassy Office Parks REIT	1.0%
Laurus Labs Ltd.	0.9%
Glenmark Pharmaceuticals Ltd.	0.8%
UNO Minda Ltd.	0.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI India Small-Cap ETF
Annual Shareholder Report — August 31, 2025
SMIN-08/25-AR

iShares MSCI Indonesia ETF
EIDO | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Indonesia ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Indonesia ETF	$54	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (16.24)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Indonesia IMI 25/50 Index (Spliced) returned (16.13)%.
What contributed to performance?
There were no significant contributors to the Fund’s return during the reporting period.
What detracted from performance?
The financials sector was the biggest detractor from the Fund’s return during the reporting period. Banks faced headwinds, including slower loan growth, as fiscal uncertainty and economic weakness soured investor sentiment. Additionally, domestic political unrest prompted major selloffs of Indonesian stocks, including many banks, by foreign investors. Consumer staples stocks also detracted, including those engaged in the food products segment amid rising operational costs and overall bearish market sentiment. An Indonesian subsidiary of a global consumer goods company was pressured by geopolitical tensions, rising competition, a downturn in consumer spending, and a local boycott of Western multinational products.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(16.24)%	0.82%	0.91%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Indonesia IMI 25/50 Index (Spliced)	(16.13)	1.36	1.43
Key Fund statistics
Net Assets	$328,182,234
Number of Portfolio Holdings	82
Net Investment Advisory Fees	$1,731,973
Portfolio Turnover Rate	16%
The performance of the MSCI Indonesia IMI 25/50 Index (Spliced) in this report reflects the performance of the MSCI Indonesia Investable Market Index (Net) through May 28, 2019 and, beginning on May 29, 2019, the performance of the MSCI Indonesia IMI 25/50 Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	43.7%
Materials	16.3%
Communication Services	8.9%
Consumer Staples	8.8%
Energy	8.1%
Industrials	5.0%
Consumer Discretionary	4.4%
Health Care	2.4%
Real Estate	1.5%
Utilities	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Bank Central Asia Tbk PT	19.1%
Bank Rakyat Indonesia Persero Tbk PT	11.8%
Bank Mandiri Persero Tbk PT	7.6%
Telkom Indonesia Persero Tbk PT	6.1%
Amman Mineral Internasional PT	4.3%
Astra International Tbk PT	4.0%
Bank Negara Indonesia Persero Tbk PT	2.9%
Dian Swastatika Sentosa Tbk PT	2.7%
Chandra Asri Pacific Tbk PT	2.6%
GoTo Gojek Tokopedia Tbk PT	2.4%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Indonesia ETF
Annual Shareholder Report — August 31, 2025
EIDO-08/25-AR

iShares MSCI Japan Value ETF
EWJV | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Japan Value ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Japan Value ETF	$16	0.15%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.81%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Japan Value Index (Net) returned 19.58%.
What contributed to performance?
Japanese value stocks were supported by sustained corporate governance reforms and renewed confidence among both domestic and foreign investors during the reporting period. The financials sector meaningfully contributed to the Fund’s return, particularly diversified banks as the Bank of Japan raised rates and returned to monetary policy normalization. Additionally, higher interest rates also improved investment income for insurance companies. In the industrials sector, trading houses, which invest and manage businesses across a wide range of industries, gained due to an increased stake by a major investor and as they raised dividend policies. Companies that supply electrical equipment were supported by increased sales volume from customers in the smartphone manufacturing sector and artificial intelligence related semiconductor field. Additionally, a multinational conglomerate in the communication sector gained due to significant investments in artificial intelligence.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: March 5, 2019 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	17.81%	13.62%	10.26%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.99
MSCI Japan Value Index (Net)	19.58	13.88	10.40
Key Fund statistics
Net Assets	$478,749,048
Number of Portfolio Holdings	115
Net Investment Advisory Fees	$468,991
Portfolio Turnover Rate	36%
The inception date of the Fund was March 5, 2019.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	27.3%
Industrials	23.6%
Consumer Discretionary	18.4%
Communication Services	8.9%
Information Technology	5.0%
Real Estate	4.3%
Materials	3.6%
Consumer Staples	3.0%
Health Care	2.9%
Utilities	1.6%
Energy	1.4%
Ten largest holdings
Security	Percent of Total Investments(a)
Toyota Motor Corp.	8.6%
Mitsubishi UFJ Financial Group Inc.	8.1%
Sumitomo Mitsui Financial Group Inc.	4.7%
Mizuho Financial Group Inc.	3.9%
Mitsubishi Corp.	3.6%
Mitsui & Co. Ltd.	2.7%
KDDI Corp.	2.6%
SoftBank Group Corp.	2.4%
Honda Motor Co. Ltd.	2.2%
SoftBank Corp.	2.1%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Japan Value ETF
Annual Shareholder Report — August 31, 2025
EWJV-08/25-AR

iShares MSCI Kuwait ETF
KWT | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Kuwait ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Kuwait ETF	$83	0.75%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 21.97%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI All Kuwait Select Size Liquidity Capped Index (Net) returned 22.01%.
What contributed to performance?
The financials sector was the most significant contributor to the Fund’s performance during the reporting period. Increased domestic demand, strong capital, robust liquidity levels, and diversified business strategies helped support the banking segment. In capital markets, higher trading volumes and increased foreign investment benefited the country’s national stock market operator. In real estate, operating companies benefited from significant government reforms. The Kuwait government eased property laws that prohibited real estate ownership by companies owned by non-Kuwaitis and also proposed a mortgage law that would increase access to home financing for citizens. In the communication sector, a leading telecommunications provider saw an increase in their customer base and growth in revenue across its markets.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2020 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	21.97%	14.13%
MSCI Emerging Markets Index (Net)	16.80	4.86
MSCI All Kuwait Select Size Liquidity Capped Index (Net)	22.01	14.84
Key Fund statistics
Net Assets	$82,686,865
Number of Portfolio Holdings	38
Net Investment Advisory Fees	$534,180
Portfolio Turnover Rate	42%
The inception date of the Fund was September 1, 2020.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	65.4%
Real Estate	10.6%
Industrials	9.9%
Communication Services	5.6%
Consumer Discretionary	3.7%
Materials	1.6%
Consumer Staples	1.4%
Energy	0.9%
Utilities	0.9%
Ten largest holdings
Security	Percent of Total Investments(a)
Kuwait Finance House KSCP	21.8%
National Bank of Kuwait SAKP	21.7%
Mobile Telecommunications Co. KSCP	4.3%
Warba Bank KSCP	3.5%
Gulf Bank KSCP	3.4%
Mabanee Co. KPSC	3.3%
National Industries Group Holding SAK	2.5%
Boursa Kuwait Securities Co. KPSC	2.1%
Al Ahli Bank of Kuwait KSCP	2.1%
Commercial Real Estate Co. KSC	2.0%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Kuwait ETF
Annual Shareholder Report — August 31, 2025
KWT-08/25-AR

iShares MSCI New Zealand ETF
ENZL | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI New Zealand ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI New Zealand ETF	$48	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (6.90)%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI New Zealand All Cap Top 25 Capped Index (Spliced) returned (6.29)%.
What contributed to performance?
There were no significant contributors to the Fund’s return during the reporting period.
What detracted from performance?
Concerns over U.S. tariffs and global trade uncertainty weighed on New Zealand stocks during the reporting period. The healthcare sector was the largest detractor from the Fund’s return. A healthcare and operator of retirement and aged care facilities provider suffered from falling occupancy rates and high debt levels. Stocks in the communication sector also detracted. In particular, the country’s leading provider of digital services and telecommunications suffered from the country’s economic malaise, which included weakening consumer and business spending. The firm has high debt levels, and has cut its earnings guidance and dividend payments, pushing its stock lower. In the consumer discretionary sector, a hotel and casino operator faltered as declining discretionary spending led to a decline in customers.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(6.90)%	(3.64)%	6.53%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI New Zealand All Cap Top 25 Capped Index (Spliced)	(6.29)	(3.15)	7.04
Key Fund statistics
Net Assets	$72,190,896
Number of Portfolio Holdings	28
Net Investment Advisory Fees	$390,090
Portfolio Turnover Rate	37%
The performance of the MSCI New Zealand All Cap Top 25 Capped Index (Spliced) in this report reflects the performance of the MSCI New Zealand IMI 25/50 Index (Net) through September 2, 2024 and, beginning on September 3, 2024, the performance of the MSCI New Zealand All Cap Top 25 Capped Index (Net), which, effective as of September 3, 2024, replaced the MSCI New Zealand IMI 25/50 Index (Net) as the underlying index of the Fund.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Health Care	27.7%
Industrials	22.4%
Real Estate	14.0%
Utilities	13.9%
Financials	11.8%
Communication Services	4.7%
Information Technology	2.7%
Energy	1.6%
Consumer Discretionary	1.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Fisher & Paykel Healthcare Corp. Ltd.	21.3%
Auckland International Airport Ltd.	12.6%
Infratil Ltd.	10.4%
Mercury NZ Ltd.	4.8%
Spark New Zealand Ltd.	4.7%
Meridian Energy Ltd.	4.6%
Contact Energy Ltd.	4.5%
Fletcher Building Ltd.	4.0%
EBOS Group Ltd.	3.6%
Goodman Property Trust	2.8%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI New Zealand ETF
Annual Shareholder Report — August 31, 2025
ENZL-08/25-AR

iShares MSCI Norway ETF
ENOR | Cboe BZX Exchange
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Norway ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Norway ETF	$58	0.53%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 19.40%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI Norway IMI 25/50 Index (Net) returned 19.94%.
What contributed to performance?
Stocks in the financials sector were the largest driver of the Fund’s performance during the reporting period. Diversified banks were supported by a solid domestic economy and strong capital ratios (a measure of a bank's ability to absorb losses and maintain financial stability), and loan growth. Additionally, positive market sentiment, increasing dividends, and improved profitability benefited companies in the insurance segment. In the communication sector, a multinational company that provides mobile, broadband, and TV services gained amid consistent growth in the Nordic markets, cost efficiencies, strategic acquisitions, as well as an expansion into cyber defense technology. Consumer staples firms also contributed, including those engaging in packaged foods and meats. These firms gained due to elevated consumer demand, cost reductions, and growth initiatives.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	19.40%	9.28%	7.03%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI Norway IMI 25/50 Index (Net)	19.94	9.77	7.43
Key Fund statistics
Net Assets	$41,209,708
Number of Portfolio Holdings	60
Net Investment Advisory Fees	$175,077
Portfolio Turnover Rate	12%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	25.1%
Energy	24.2%
Industrials	14.1%
Consumer Staples	13.8%
Communication Services	9.0%
Materials	8.5%
Information Technology	3.4%
Consumer Discretionary	0.8%
Utilities	0.7%
Real Estate	0.4%
Ten largest holdings
Security	Percent of Total Investments(a)
DNB Bank ASA	12.7%
Equinor ASA	10.9%
Kongsberg Gruppen ASA	7.1%
Telenor ASA	5.6%
Mowi ASA	5.2%
Norsk Hydro ASA	4.5%
Aker BP ASA	4.3%
Orkla ASA	4.2%
Storebrand ASA	3.5%
Yara International ASA	3.3%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Norway ETF
Annual Shareholder Report — August 31, 2025
ENOR-08/25-AR

iShares MSCI Peru and Global Exposure ETF
EPU | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Peru and Global Exposure ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Peru and Global Exposure ETF	$70	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 37.75%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI All Peru Capped Index (Net) returned 38.03%.
What contributed to performance?
Stocks in Peru contributed the most to the Fund’s return during the reporting period. Performance was led by the materials sector, specifically companies engaged in metals and mining. Gold prices rose significantly, driven by geopolitical tensions, high central bank demand, and due to gold’s role as a safe-haven asset against inflation and tariffs. Peru is home to several gold mines and elevated gold prices were favorable to these miners. Meanwhile, diversified miners benefited from surging copper output. Copper, in the form of ores and concentrates, is Peru’s leading export metal, and is pivotal in renewable energy generation and electric vehicles. Materials stocks in Canada also contributed to the Fund’s performance, due to the presence of metals and mining companies from these countries operating in Peru. A Peru-based financial services holding company was also a major contributor, benefiting from Peru’s favorable macroeconomic environment, growth of its digital platform, and the resolution of a significant tax assessment.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	37.75%	15.84%	12.34%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI All Peru Capped Index (Net)	38.03	16.19	12.87
Key Fund statistics
Net Assets	$166,094,270
Number of Portfolio Holdings	27
Net Investment Advisory Fees	$635,616
Portfolio Turnover Rate	17%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Materials	53.1%
Financials	27.9%
Consumer Discretionary	5.6%
Industrials	3.5%
Consumer Staples	2.4%
Real Estate	2.4%
Utilities	2.2%
Communication Services	1.7%
Health Care	1.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Credicorp Ltd.	22.9%
Southern Copper Corp.	22.2%
Cia. de Minas Buenaventura SAA	4.7%
Hochschild Mining PLC	4.2%
MMG Ltd.	3.2%
Pan American Silver Corp.	3.0%
Fortuna Mining Corp.	3.0%
Intercorp Financial Services Inc.	3.0%
Triple Flag Precious Metals Corp.	3.0%
Wheaton Precious Metals Corp.	2.9%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Peru and Global Exposure ETF
Annual Shareholder Report — August 31, 2025
EPU-08/25-AR

iShares MSCI Philippines ETF
EPHE | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Philippines ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Philippines ETF	$58	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (4.62)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Philippines IMI 25/50 Index (Spliced) returned (3.78)%.
What contributed to performance?
The utilities sector was the most significant contributor to the Fund’s return during the reporting period. The largest electricity distributor in the Philippines benefited from investments in renewable energy, including solar energy projects. Additionally, a leading water treatment company was supported by domestic rate tariff adjustments, strategic acquisitions, and expansions. In the industrials sector, increased cargo volume and strategic expansions helped drive the performance of a large container terminal services company.
What detracted from performance?
A weakening economic outlook, high vacancies, and geopolitical uncertainty pushed Philippine real estate stocks lower during the reporting period. Property developers detracted from the Fund’s return due to general uncertainty and oversupply. In the consumer discretionary sector, declining sales in home improvements, as well as expansion costs, pressured the country’s leading retailer of home improvement and construction supplies. In the financials sector, the diversified banking sector detracted.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	(4.62)%	1.16%	(1.96)%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Philippines IMI 25/50 Index (Spliced)	(3.78)	1.90	(1.26)
Key Fund statistics
Net Assets	$103,703,527
Number of Portfolio Holdings	35
Net Investment Advisory Fees	$608,069
Portfolio Turnover Rate	21%
The performance of the MSCI Philippines IMI 25/50 Index (Spliced) in this report reflects the performance of the MSCI Philippines Investible Market Index (IMI) (Net) through November 30, 2020 and, beginning on December 1, 2020, the performance of the MSCI Philippines IMI 25/50 Index (Net).
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	35.0%
Financials	19.8%
Real Estate	14.1%
Consumer Staples	9.2%
Utilities	9.1%
Consumer Discretionary	6.1%
Communication Services	5.1%
Energy	1.6%
Ten largest holdings
Security	Percent of Total Investments(a)
International Container Terminal Services Inc.	15.1%
BDO Unibank Inc.	9.8%
SM Prime Holdings Inc.	6.8%
SM Investments Corp.	4.6%
Manila Electric Co.	4.5%
Metropolitan Bank & Trust Co.	4.5%
Jollibee Foods Corp.	4.5%
Bank of the Philippine Islands	4.4%
Ayala Land Inc.	4.3%
PLDT Inc.	3.4%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Philippines ETF
Annual Shareholder Report — August 31, 2025
EPHE-08/25-AR

iShares MSCI Poland ETF
EPOL | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Poland ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Poland ETF	$71	0.60%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 35.92%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Poland IMI 25/50 Index (Net) returned 33.19%.
What contributed to performance?
Against a backdrop of robust economic growth, financials stocks were the most significant contributors to the Fund’s performance during the reporting period. Diversified banks benefited from Poland’s economic recovery and improved investor sentiment. Positive net interest income (the difference between the rates banks charge for loans and the rates they pay for deposits), high asset management fees, and strategic digital advancements also supported the country’s banks. Poland’s largest financial group, which offers a wide range of insurance products, also contributed due to substantial profits, as it expanded beyond its core insurance business, and embarked on strategic partnerships. In the energy sector, robust profits in upstream and energy units helped a multi utility company involved in oil refining, and as it eliminated its dependence on Russian crude oil. Utilities companies benefited as the country shifts away from its reliance on coal, lowered carbon dioxide emission costs, and benefited from favorable energy policies from the Polish government that helped stabilize prices.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	35.92%	15.00%	6.55%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI Poland IMI 25/50 Index (Net)	33.19	14.64	6.39
Key Fund statistics
Net Assets	$445,349,297
Number of Portfolio Holdings	36
Net Investment Advisory Fees	$1,928,489
Portfolio Turnover Rate	12%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	45.7%
Consumer Discretionary	12.6%
Energy	10.4%
Materials	6.6%
Communication Services	6.4%
Utilities	5.9%
Consumer Staples	5.6%
Industrials	4.0%
Information Technology	2.5%
Health Care	0.3%
Ten largest holdings
Security	Percent of Total Investments(a)
Powszechna Kasa Oszczednosci Bank Polski SA	14.1%
ORLEN SA	10.4%
Powszechny Zaklad Ubezpieczen SA	8.4%
Bank Polska Kasa Opieki SA	7.7%
Allegro.eu SA	4.6%
Dino Polska SA	4.5%
Santander Bank Polska SA	4.2%
LPP SA	3.9%
CD Projekt SA	3.9%
KGHM Polska Miedz SA	3.7%
(a)	Excludes money market funds.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
The net expense ratio decreased from the prior fiscal year end primarily due to a decrease in professional fees for foreign withholding tax claims.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Poland ETF
Annual Shareholder Report — August 31, 2025
EPOL-08/25-AR

iShares MSCI Qatar ETF
QAT | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Qatar ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Qatar ETF	$65	0.60%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 17.26%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI All Qatar Capped Index returned 18.40%.
What contributed to performance?
Qatar’s economy demonstrated resilience during the reporting period amid increasing foreign investment and efforts to diversify its economy. In this environment, financial stocks were the largest contributors to the Fund's performance. Diversified banks led, benefitting from robust domestic economic growth, increased credit demand, and strength in deposit growth from both sharia-compliant (in addition to following Islamic law, sharia-compliant prohibits interest and instead uses profit-and-loss sharing agreements) and conventional banking services. Notably, the country’s flagship bank gained due to the firm’s successful expansion in lending and deposits, supported by strong governance. In the industrials sector, a company with diverse interests, including contracting, healthcare, tourism and real estate, and services, was supported by increased investor confidence, profit growth, and as it expanded its international presence. Also contributing was a multinational telecommunications company that gained amid fintech growth, strategic partnerships, an improved dividend policy, and digital infrastructure expansion.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	17.26%	6.38%	3.09%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI All Qatar Capped Index	18.40	6.97	3.77
Key Fund statistics
Net Assets	$78,523,167
Number of Portfolio Holdings	33
Net Investment Advisory Fees	$423,368
Portfolio Turnover Rate	29%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	56.0%
Industrials	14.2%
Energy	9.2%
Communication Services	5.5%
Materials	5.4%
Real Estate	4.3%
Utilities	2.6%
Consumer Staples	1.4%
Health Care	0.8%
Information Technology	0.6%
Ten largest holdings
Security	Percent of Total Investments(a)
Qatar National Bank QPSC	22.4%
Qatar Islamic Bank QPSC	14.7%
Industries Qatar QSC	6.7%
Qatar Gas Transport Co. Ltd.	4.5%
Al Rayan Bank	4.5%
Commercial Bank PSQC (The)	4.3%
Qatar International Islamic Bank QSC	4.0%
Qatar Navigation QSC	3.9%
Ooredoo QPSC	3.8%
Qatar Fuel QSC	3.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Qatar ETF
Annual Shareholder Report — August 31, 2025
QAT-08/25-AR

iShares MSCI Saudi Arabia ETF
KSA | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI Saudi Arabia ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI Saudi Arabia ETF	$72	0.75%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned (8.01)%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI Saudi Arabia IMI 25/50 Index (Net) returned (7.21)%.
What contributed to performance?
There were no significant contributors to the Fund’s performance during the reporting period.
What detracted from performance?
Saudi Arabia is the world's largest oil producer and the country highly sensitive to energy prices. The recent downward trajectory of oil prices, due to increased production and weak energy demand triggered by slowing global economic growth, has placed negative pressure on the country’s economy and increased fiscal pressure. During the reporting period, the utilities sector was the largest drag on the Fund’s return, largely attributed to an energy solutions company. Despite increased revenue, profit was weighed down by higher borrowing costs and impairment losses (the reduction in book value of an asset when its fair market value permanently drops below what is recorded on a company’s balance sheet.) Falling oil prices and production cuts negatively impacted the energy sector, particularly the country’s majority state-owned oil company. Healthcare facilities companies also weighed on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 16, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
Fund NAV	(8.01)%	7.92%	6.65%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.88
MSCI Saudi Arabia IMI 25/50 Index (Net)	(7.21)	8.77	7.46
Key Fund statistics
Net Assets	$570,327,646
Number of Portfolio Holdings	133
Net Investment Advisory Fees	$4,813,472
Portfolio Turnover Rate	24%
The inception date of the Fund was September 16, 2015.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	39.4%
Materials	15.1%
Energy	10.8%
Communication Services	9.4%
Health Care	4.4%
Utilities	4.4%
Consumer Staples	3.9%
Consumer Discretionary	3.8%
Real Estate	3.5%
Industrials	3.1%
Information Technology	2.2%
Ten largest holdings
Security	Percent of Total Investments(a)
Al Rajhi Bank	13.9%
Saudi Arabian Oil Co.	10.3%
Saudi National Bank (The)	7.6%
Saudi Telecom Co.	6.2%
Saudi Arabian Mining Co.	4.4%
Saudi Basic Industries Corp.	4.0%
Riyad Bank	3.1%
ACWA Power Co.	2.7%
Alinma Bank	2.5%
Saudi Awwal Bank	2.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI Saudi Arabia ETF
Annual Shareholder Report — August 31, 2025
KSA-08/25-AR

iShares MSCI UAE ETF
UAE | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI UAE ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI UAE ETF	$69	0.59%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 35.38%.
  For the same period, the MSCI Emerging Markets Index (Net) returned 16.80% and the MSCI All UAE Capped Index returned 36.50%.
What contributed to performance?
The United Arab Emirates (“UAE”) enjoyed robust growth during the reporting period, supported by the country’s long-term strategic framework focused on economic diversification away from oil. In this landscape, stocks in the financials sector contributed the most to the Fund’s return. Diversified banks gained amid loan increases, non-interest income growth, international expansions, and improved asset quality. The UAE is considered to be one of the top real estate markets in the world, attracting global wealth and tourism, which benefited real estate companies as they expanded their investment properties. In particular, a global property developer gained amid surging demand and as the company reinstated its dividend. Also contributing was a low-cost air operator supported by a growing tourism sector.
What detracted from performance?
There were no significant detractors from the Fund’s return during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	35.38%	16.41%	4.71%
MSCI Emerging Markets Index (Net)	16.80	5.21	6.92
MSCI All UAE Capped Index	36.50	17.72	5.50
Key Fund statistics
Net Assets	$168,042,660
Number of Portfolio Holdings	56
Net Investment Advisory Fees	$544,672
Portfolio Turnover Rate	47%
Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	36.8%
Real Estate	23.6%
Communication Services	10.3%
Industrials	10.1%
Energy	7.6%
Consumer Discretionary	5.5%
Utilities	4.2%
Consumer Staples	1.1%
Information Technology	0.7%
Materials	0.1%
Health Care	0.0%
Ten largest holdings
Security	Percent of Total Investments(a)
Emaar Properties PJSC	14.9%
First Abu Dhabi Bank PJSC	11.3%
Emirates Telecommunications Group Co. PJSC	9.6%
Emirates NBD Bank PJSC	7.2%
Dubai Islamic Bank PJSC	4.5%
Abu Dhabi Commercial Bank PJSC	4.4%
Abu Dhabi Islamic Bank PJSC	4.3%
Aldar Properties PJSC	4.3%
ADNOC Drilling Co. PJSC	3.3%
Adnoc Gas PLC	3.2%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI UAE ETF
Annual Shareholder Report — August 31, 2025
UAE-08/25-AR

iShares MSCI United Kingdom ETF
EWU | NYSE Arca
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI United Kingdom ETF (the “Fund”) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI United Kingdom ETF	$54	0.50%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 15.49%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI United Kingdom Index (Net) returned 16.49%.
What contributed to performance?
Amid an environment of modest economic growth, stocks in the United Kingdom rose during the reporting period. Financials stocks were the largest contributors, as banks benefited from strong balance sheets, robust performance from investment banking units, and solid trading activity. Insurance firms also aided performance, supported by attractive financial performance, strategic initiatives, and positive market sentiment. In the industrials sector, aerospace and defense firms were lifted as the United Kingdom made substantial new investments in defense spending. In addition to increased defense contracts, firms gained amid robust civil aviation demand. In the consumer staples sector, tobacco companies advanced as they diversified into smoke-free products, as well as strong performance from traditional cigarette markets.
What detracted from performance?
Pharmaceutical firms in the healthcare sector were modest detractors from the Fund’s return during the reporting period. Trial setbacks, policy changes and upheaval in the United States, along with the threat of tariffs weighed on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 1, 2015 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	15.49%	13.29%	6.00%
MSCI ACWI ex USA Index (Net)	15.42	8.94	7.33
MSCI United Kingdom Index (Net)	16.49	13.90	6.56
Key Fund statistics
Net Assets	$2,897,299,396
Number of Portfolio Holdings	77
Net Investment Advisory Fees	$15,461,986
Portfolio Turnover Rate	5%
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	24.0%
Consumer Staples	17.3%
Industrials	14.9%
Health Care	13.7%
Energy	10.9%
Materials	5.9%
Consumer Discretionary	4.7%
Utilities	4.4%
Communication Services	2.5%
Information Technology	1.1%
Real Estate	0.6%
Ten largest holdings
Security	Percent of Total Investments(a)
AstraZeneca PLC	8.7%
HSBC Holdings PLC	7.8%
Shell PLC	7.6%
Unilever PLC	5.4%
Rolls-Royce Holdings PLC	4.3%
British American Tobacco PLC	4.2%
BP PLC	3.3%
RELX PLC	3.0%
GSK PLC	2.8%
BAE Systems PLC	2.5%
(a)	Excludes money market funds.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI United Kingdom ETF
Annual Shareholder Report — August 31, 2025
EWU-08/25-AR

iShares MSCI World Small-Cap ETF
WSML | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares MSCI World Small-Cap ETF (the “Fund”) for the period of April 1, 2025 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares MSCI World Small-Cap ETF	$7(a)	0.15%(b)
(a)	The Fund commenced operations during the reporting period. Expenses for a full reporting period would be higher than the amount shown.
(b)	Annualized.
Key Fund statistics
Net Assets	$739,344,492
Number of Portfolio Holdings	3,277
Net Investment Advisory Fees	$281,765
Portfolio Turnover Rate	14%
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Industrials	20.4%
Financials	15.6%
Consumer Discretionary	12.4%
Information Technology	11.8%
Health Care	9.1%
Real Estate	7.9%
Materials	7.5%
Consumer Staples	4.5%
Energy	4.2%
Communication Services	3.8%
Utilities	2.8%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
United States	59.9%
Japan	12.8%
United Kingdom	4.8%
Canada	3.9%
Australia	3.8%
Sweden	1.9%
Switzerland	1.6%
Germany	1.4%
Israel	1.4%
France	1.2%
Other#	7.3%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares MSCI World Small-Cap ETF
Annual Shareholder Report — August 31, 2025
WSML-08/25-AR

iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
PABD | NASDAQ
Annual Shareholder Report — August 31, 2025

This annual shareholder report contains important information about iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF (the “Fund”) (formerly known as iShares Paris-Aligned Climate MSCI World ex USA ETF) for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at 1‑800‑iShares (1‑800‑474‑2737).
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF	$13	0.12%
How did the Fund perform last year?
  For the reporting period ended August 31, 2025, the Fund returned 12.01%.
  For the same period, the MSCI ACWI ex USA Index (Net) returned 15.42% and the MSCI World ex USA Climate Paris Aligned Benchmark Extended Select Index (Net) returned 12.36%.
What contributed to performance?
Canadian equities were the largest contributor to the Fund’s return during the reporting period. While tariff threats pressured investor sentiment, equities advanced on the back of central bank rate cuts aimed at supporting growth. In this environment, Canada’s diversified banks led returns. In addition, Canadian metals and mining stocks in the materials sector also contributed as gold prices soared to new highs, uplifted by their safe-haven demand and central bank purchases. Banking stocks from the United Kingdom also contributed, benefiting from strong balance sheets, robust performance from investment banking units, and solid trading activity. In Switzerland, insurance firms were supported by increased demand for both life- and non-life interest, as well as the relative stability of their cash flows.
What detracted from performance?
A Danish healthcare company detracted from the Fund’s performance during the reporting period. The firm reduced its sales growth outlook after its blockbuster weight loss drug faced increased competition from lower-cost alternatives.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: January 17, 2024 through August 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
Fund NAV	12.01%	17.53%
MSCI ACWI ex USA Index (Net)	15.42	19.77
MSCI World ex USA Climate Paris Aligned Benchmark Extended Select Index (Net)	12.36	17.86
Key Fund statistics
Net Assets	$222,336,982
Number of Portfolio Holdings	446
Net Investment Advisory Fees	$126,248
Portfolio Turnover Rate	18%
The inception date of the Fund was January 17, 2024.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of August 31, 2025)
Sector allocation
Sector	Percent of Total Investments(a)
Financials	29.1%
Industrials	17.5%
Health Care	12.1%
Information Technology	10.0%
Consumer Discretionary	8.8%
Real Estate	6.2%
Materials	5.2%
Consumer Staples	4.8%
Communication Services	3.5%
Utilities	2.7%
Energy	0.1%
Geographic allocation
Country/Geographic Region	Percent of Total Investments(a)
Japan	18.1%
Canada	13.3%
Switzerland	10.2%
United Kingdom	9.7%
France	9.6%
Germany	7.3%
Australia	6.1%
Netherlands	4.1%
Sweden	4.0%
Italy	3.4%
Other#	14.2%
(a)	Excludes money market funds.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund Changes
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after August 31, 2025 at blackrock.com/fundreports or upon request by contacting us at 1-800-iShares (1-800-474-2737).
On March 19, 2025, the Fund’s Board approved a proposal to change the name of the Fund from iShares Paris-Aligned Climate MSCI World ex USA ETF to iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF. This change became effective on June 2, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI, Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
Annual Shareholder Report — August 31, 2025
PABD-08/25-AR

(b) Not applicable

Item 2 –

Code of Ethics – The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Richard L. Fagnani

Laura F. Fergerson

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-one series of the registrant for which the fiscal year-end is August 31, 2025 (the “Funds”), and whose annual financial statements are reported in Item 7.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $510,600 for the fiscal year ended August 31, 2024 and $494,400 for the fiscal year ended August 31, 2025.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2024 and August 31, 2025 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $300,700 for the fiscal year ended August 31, 2024 and $300,700 for the fiscal year ended August 31, 2025. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2024 and August 31, 2025 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures – The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in Items 4(b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $300,700 for the fiscal year ended August 31, 2024 and $300,700 for the fiscal year ended August 31, 2025.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard L. Fagnani

Laura F. Fergerson

Cecilia H. Herbert

John E. Martinez

(b) Not applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ
• iShares ESG Advanced MSCI EM ETF | EMXF | NASDAQ

2

Schedule of Investments
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 4.5%
ASX Ltd.	18,960	$774,492
BlueScope Steel Ltd.	42,294	633,636
Brambles Ltd.	131,735	2,232,531
CAR Group Ltd.	36,026	950,292
Cochlear Ltd.	6,307	1,241,945
Computershare Ltd.	50,353	1,253,078
CSL Ltd.	46,635	6,487,285
Evolution Mining Ltd.	193,701	1,111,239
Goodman Group	195,659	4,378,527
James Hardie Industries PLC(a)	55,795	1,133,142
Northern Star Resources Ltd.	131,128	1,636,447
Pro Medicus Ltd.	5,531	1,074,312
Qantas Airways Ltd.	72,419	554,891
QBE Insurance Group Ltd.	145,592	2,057,032
REA Group Ltd.	5,071	830,470
Scentre Group	501,972	1,337,896
Sigma Healthcare Ltd.	446,478	909,709
Sonic Healthcare Ltd.	45,484	714,439
Stockland	231,710	938,461
Suncorp Group Ltd.	104,924	1,458,148
Transurban Group	300,351	2,864,776
Vicinity Ltd.	382,173	647,075
Xero Ltd.(a)	15,817	1,686,612
		36,906,435
Austria — 0.4%
Erste Group Bank AG	29,597	2,817,203
Verbund AG	6,971	497,148
		3,314,351
Belgium — 1.2%
Ageas SA	14,841	1,045,664
Argenx SE(a)	5,895	4,197,267
D'ieteren Group	2,150	465,904
Elia Group SA/NV, Class B	4,325	494,892
KBC Group NV	22,156	2,611,601
Lotus Bakeries NV	38	372,645
Sofina SA	1,542	466,563
		9,654,536
China — 0.0%
Wharf Holdings Ltd. (The)	97,000	278,388
Denmark — 1.5%
Demant A/S(a)	8,599	328,994
DSV A/S	19,681	4,363,425
Genmab A/S(a)	5,943	1,483,308
Novonesis Novozymes B, Class B	33,917	2,157,540
Pandora A/S	7,590	1,049,285
Rockwool AS, Class B	9,743	368,220
Tryg A/S	32,609	856,975
Vestas Wind Systems A/S	97,259	1,936,179
		12,543,926
Finland — 1.2%
Elisa OYJ	13,803	735,829
Kesko OYJ, Class B	26,607	590,152
Kone OYJ, Class B	32,758	2,060,396
Metso OYJ	64,064	829,208
Nokia OYJ	494,516	2,128,861
Orion OYJ, Class B	10,476	836,889
Sampo OYJ, Class A	234,848	2,694,837
		9,876,172
Security	Shares	Value
France — 10.3%
Accor SA	18,814	$933,297
Aeroports de Paris SA	3,316	436,454
Air Liquide SA	55,788	11,494,409
Amundi SA(b)	6,047	446,993
AXA SA	170,893	7,959,793
BioMerieux	4,040	561,819
Bureau Veritas SA	30,632	924,062
Capgemini SE	15,684	2,230,726
Covivio SA/France	5,066	332,087
Dassault Systemes SE	64,860	2,017,159
Edenred SE	22,906	662,609
Eiffage SA	6,590	829,322
EssilorLuxottica SA	28,981	8,840,229
Eurofins Scientific SE	11,173	848,422
Euronext NV(b)	7,504	1,238,759
Gecina SA	4,467	438,624
Getlink SE	29,362	555,431
Hermes International SCA	3,050	7,469,929
Ipsen SA	3,681	500,456
Klepierre SA	21,219	828,537
Legrand SA	25,243	3,844,156
Publicis Groupe SA	22,032	2,034,397
Rexel SA	21,732	703,598
Sartorius Stedim Biotech	2,704	554,517
Schneider Electric SE	52,830	12,979,610
Societe Generale SA	69,325	4,277,964
Sodexo SA	8,275	496,880
STMicroelectronics NV	65,916	1,796,301
Teleperformance SE	5,159	398,063
Unibail-Rodamco-Westfield, New	11,704	1,217,681
Vinci SA	47,651	6,462,971
		84,315,255
Germany — 7.9%
Beiersdorf AG	9,534	1,097,991
Commerzbank AG	74,258	2,834,320
Covestro AG, NVS(a)	16,435	1,142,102
CTS Eventim AG & Co. KGaA	6,112	572,932
Deutsche Boerse AG	18,227	5,364,823
Fresenius SE & Co. KGaA	40,825	2,219,816
GEA Group AG	14,254	1,037,504
Hannover Rueck SE	5,874	1,710,171
Henkel AG & Co. KGaA	9,790	752,408
Hensoldt AG	6,122	634,608
Infineon Technologies AG	125,946	5,155,455
Knorr-Bremse AG	6,823	712,748
LEG Immobilien SE	7,467	625,928
Merck KGaA	12,530	1,590,901
MTU Aero Engines AG	5,195	2,315,241
Nemetschek SE	5,594	772,805
QIAGEN NV	20,881	972,931
Rational AG	498	371,216
SAP SE	100,646	27,395,453
Scout24 SE(b)	7,246	938,827
Siemens Healthineers AG(b)	32,787	1,815,563
Symrise AG, Class A	12,903	1,249,417
Talanx AG(a)	6,237	860,017
Vonovia SE	72,591	2,350,738
Zalando SE(a)(b)	20,920	582,991
		65,076,906
Hong Kong — 3.3%
AIA Group Ltd.	1,026,800	9,759,073
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Hong Kong (continued)
BOC Hong Kong Holdings Ltd.	367,000	$1,666,226
Futu Holdings Ltd., ADR	5,941	1,102,650
Hang Seng Bank Ltd.	70,300	1,008,029
HKT Trust & HKT Ltd., Class SS	376,000	570,355
Hong Kong Exchanges & Clearing Ltd.	111,300	6,520,863
Hongkong Land Holdings Ltd.	108,000	669,635
Link REIT	254,300	1,358,259
MTR Corp. Ltd.	159,500	540,765
Sino Land Co. Ltd.	382,000	455,111
Sun Hung Kai Properties Ltd.	141,500	1,671,453
Swire Pacific Ltd., Class A	37,500	321,437
WH Group Ltd.(b)	821,500	882,784
Wharf Real Estate Investment Co. Ltd.	163,000	476,105
		27,002,745
Ireland — 0.5%
AIB Group PLC	200,479	1,628,865
Bank of Ireland Group PLC	90,974	1,345,581
Kerry Group PLC, Class A	15,554	1,424,181
		4,398,627
Israel — 1.7%
Azrieli Group Ltd.	3,981	381,589
Bank Hapoalim BM	120,431	2,353,680
Bank Leumi Le-Israel BM	143,811	2,763,623
Check Point Software Technologies Ltd.(a)	8,360	1,614,650
CyberArk Software Ltd.(a)	4,593	2,081,823
Israel Discount Bank Ltd., Class A	117,587	1,164,892
Mizrahi Tefahot Bank Ltd.	15,082	984,958
Monday.com Ltd.(a)	3,959	764,087
Nice Ltd.(a)	6,097	859,466
Wix.com Ltd.(a)	5,372	757,882
		13,726,650
Italy — 1.9%
Banca Mediolanum SpA	21,456	434,003
BPER Banca SpA	140,626	1,460,690
FinecoBank Banca Fineco SpA	59,257	1,300,800
Generali	82,214	3,209,394
Infrastrutture Wireless Italiane SpA(b)	27,098	328,550
Mediobanca Banca di Credito Finanziario SpA	52,089	1,261,722
Moncler SpA	22,568	1,313,567
Nexi SpA(b)	54,690	347,040
Poste Italiane SpA(b)	44,174	1,034,623
Prysmian SpA	27,088	2,364,052
Telecom Italia SpA/Milano(a)	1,113,193	533,879
Terna - Rete Elettrica Nazionale	146,277	1,470,395
Unipol Assicurazioni SpA	33,682	703,719
		15,762,434
Japan — 24.9%
Advantest Corp.	73,800	5,643,448
Aeon Co. Ltd.	214,500	2,602,110
Ajinomoto Co. Inc.	87,200	2,364,792
ANA Holdings Inc.	15,600	314,514
Asahi Kasei Corp.	120,700	984,982
Asics Corp.	67,100	1,803,755
Astellas Pharma Inc.	172,000	1,888,159
Bandai Namco Holdings Inc.	56,400	1,939,150
Canon Inc.	83,900	2,455,335
Capcom Co. Ltd.	33,400	901,298
Central Japan Railway Co.	74,500	1,981,561
Chiba Bank Ltd. (The)	53,500	547,304
Chugai Pharmaceutical Co. Ltd.	64,700	2,859,178
Concordia Financial Group Ltd.	100,200	756,045
Security	Shares	Value
Japan (continued)
Dai Nippon Printing Co. Ltd.	38,400	$643,185
Daifuku Co. Ltd.	31,000	975,703
Dai-ichi Life Holdings Inc.	338,600	2,778,406
Daiichi Sankyo Co. Ltd.	164,300	3,928,686
Daiwa House Industry Co. Ltd.	54,000	1,907,966
Daiwa Securities Group Inc.	132,500	1,027,188
Disco Corp.	8,900	2,435,090
East Japan Railway Co.	92,900	2,279,344
Eisai Co. Ltd.	25,300	773,488
FANUC Corp.	90,000	2,501,954
FUJIFILM Holdings Corp.	107,800	2,553,864
Hankyu Hanshin Holdings Inc.	23,100	683,919
Hikari Tsushin Inc.	1,700	452,687
Hoya Corp.	33,100	4,274,091
Hulic Co. Ltd.	41,500	445,151
IHI Corp.	14,200	1,475,693
Japan Airlines Co. Ltd.	13,800	293,464
Japan Exchange Group Inc.	96,500	1,008,631
Japan Post Bank Co. Ltd.	172,700	2,170,863
Japan Post Insurance Co. Ltd.	18,200	509,580
Kajima Corp.	40,700	1,210,272
Kao Corp.	45,100	2,049,164
Kawasaki Heavy Industries Ltd.	14,500	877,094
KDDI Corp.	302,700	5,231,659
Keyence Corp.	18,800	7,167,368
Kikkoman Corp.	66,800	573,319
Kobe Bussan Co. Ltd.	13,600	382,512
Komatsu Ltd.	91,700	3,104,443
Konami Group Corp.	9,700	1,463,132
Kubota Corp.	94,400	1,091,458
Kyocera Corp.	124,000	1,649,162
Kyowa Kirin Co. Ltd.	22,600	390,311
LY Corp.	264,500	837,401
MatsukiyoCocokara & Co.	31,700	654,799
MEIJI Holdings Co. Ltd.	22,500	468,205
Minebea Mitsumi Inc.	34,200	582,810
Mitsubishi Chemical Group Corp.	119,700	680,173
Mitsubishi Estate Co. Ltd.	102,500	2,183,509
Mitsubishi HC Capital Inc.	85,300	699,735
Mitsui Fudosan Co. Ltd.	254,800	2,693,804
MonotaRO Co. Ltd.	25,000	430,765
MS&AD Insurance Group Holdings Inc.	124,100	2,886,795
Murata Manufacturing Co. Ltd.	161,200	2,602,342
NEC Corp.	124,800	3,800,249
Nexon Co. Ltd.	31,600	715,082
Nidec Corp.	80,600	1,739,530
Nippon Building Fund Inc.	736	712,140
Nippon Paint Holdings Co. Ltd.	92,700	670,776
Nippon Sanso Holdings Corp.	17,400	630,711
Nissin Foods Holdings Co. Ltd.	18,800	354,026
Nitori Holdings Co. Ltd.	7,600	701,359
Nitto Denko Corp.	68,100	1,532,837
Nomura Research Institute Ltd.	36,300	1,424,929
Obayashi Corp.	62,900	1,020,309
Oracle Corp./Japan	3,500	362,258
Oriental Land Co. Ltd./Japan	104,200	2,480,829
Otsuka Corp.	20,700	425,125
Otsuka Holdings Co. Ltd.	41,800	2,193,350
Pan Pacific International Holdings Corp.	36,600	1,320,139
Rakuten Group Inc.(a)	145,700	896,850
Recruit Holdings Co. Ltd.	128,200	7,336,025
Renesas Electronics Corp.	162,200	1,893,304
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Resona Holdings Inc.	199,800	$2,003,881
Sanrio Co. Ltd.	17,300	895,123
SBI Holdings Inc.	27,000	1,268,616
SCREEN Holdings Co. Ltd.	7,600	574,493
SCSK Corp.	15,100	480,998
Secom Co. Ltd.	40,600	1,498,971
Sekisui Chemical Co. Ltd.	36,100	685,117
Sekisui House Ltd.	57,100	1,284,993
Shimadzu Corp.	23,000	563,199
Shin-Etsu Chemical Co. Ltd.	163,000	4,964,556
Shionogi & Co. Ltd.	73,000	1,262,733
Shiseido Co. Ltd.	39,200	636,186
SMC Corp.	5,500	1,683,324
SoftBank Corp.	2,765,300	4,277,590
SoftBank Group Corp.	92,100	9,890,071
Sompo Holdings Inc.	85,600	2,735,729
Sumitomo Metal Mining Co. Ltd.	24,600	665,673
Sumitomo Mitsui Financial Group Inc.	355,400	9,679,522
Sumitomo Mitsui Trust Group Inc.	61,700	1,755,919
Sumitomo Realty & Development Co. Ltd.	29,900	1,228,283
Suntory Beverage & Food Ltd.	13,500	417,914
Sysmex Corp.	49,300	619,106
T&D Holdings Inc.	47,400	1,227,177
Taisei Corp.	15,000	1,015,498
Terumo Corp.	128,400	2,302,320
TIS Inc.	20,800	692,485
Tokio Marine Holdings Inc.	177,000	7,591,166
Tokyo Electron Ltd.	43,200	5,883,239
Tokyo Metro Co. Ltd.(a)(c)	26,800	311,112
Tokyu Corp.	47,600	600,800
Toppan Holdings Inc.	21,900	564,611
Toray Industries Inc.	134,000	895,176
Trend Micro Inc./Japan	12,600	667,787
Unicharm Corp.	108,700	725,384
West Japan Railway Co.	41,100	918,603
Yakult Honsha Co. Ltd.	24,300	396,967
Yamaha Motor Co. Ltd.	86,800	629,054
Zensho Holdings Co. Ltd.	9,300	586,695
ZOZO Inc.	42,900	398,636
		204,759,351
Netherlands — 8.5%
ABN AMRO Bank NV, CVA(b)	56,119	1,618,677
Adyen NV(a)(b)	2,428	4,077,025
Aegon Ltd.	128,617	1,010,713
AerCap Holdings NV	17,171	2,120,618
Akzo Nobel NV	16,652	1,151,065
ASM International NV	4,521	2,170,848
ASML Holding NV	37,950	28,181,386
ASR Nederland NV	14,512	1,006,809
BE Semiconductor Industries NV	7,059	950,830
CVC Capital Partners PLC(b)	20,411	412,010
DSM-Firmenich AG	18,076	1,768,662
ING Groep NV	290,823	6,943,390
InPost SA(a)	23,985	348,628
JDE Peet's NV	16,692	611,284
Koninklijke KPN NV	378,249	1,805,063
NN Group NV	25,929	1,784,747
Prosus NV	126,023	7,795,714
Randstad NV	10,312	487,803
Universal Music Group NV	106,141	3,000,530
Security	Shares	Value
Netherlands (continued)
Wolters Kluwer NV	23,027	$2,900,795
		70,146,597
New Zealand — 0.4%
Auckland International Airport Ltd.	148,423	661,094
Fisher & Paykel Healthcare Corp. Ltd.	56,292	1,215,466
Infratil Ltd.	89,018	596,105
Meridian Energy Ltd.	148,982	501,587
		2,974,252
Norway — 0.8%
DNB Bank ASA	85,560	2,254,348
Gjensidige Forsikring ASA	20,113	558,740
Mowi ASA	44,848	922,718
Orkla ASA	67,170	751,035
Salmar ASA(c)	6,909	353,816
Telenor ASA	59,770	997,174
Yara International ASA	15,523	565,095
		6,402,926
Portugal — 0.1%
EDP Renovaveis SA	33,449	392,859
Jeronimo Martins SGPS SA	26,719	660,956
		1,053,815
Singapore — 2.6%
CapitaLand Ascendas REIT	381,199	808,025
CapitaLand Integrated Commercial Trust	577,839	1,026,743
CapitaLand Investment Ltd./Singapore	228,600	491,345
DBS Group Holdings Ltd.	205,020	8,070,178
Grab Holdings Ltd., Class A(a)	228,473	1,140,080
Oversea-Chinese Banking Corp. Ltd.	326,300	4,254,779
Singapore Airlines Ltd.	148,000	758,838
Singapore Exchange Ltd.	80,600	1,040,522
United Overseas Bank Ltd.	121,500	3,327,479
		20,917,989
Spain — 2.3%
ACS Actividades de Construccion y Servicios SA	17,296	1,307,347
Aena SME SA(b)	74,434	2,157,433
Amadeus IT Group SA	43,961	3,687,368
Banco de Sabadell SA	495,290	1,881,218
Bankinter SA	66,633	994,442
CaixaBank SA	377,889	3,773,230
Cellnex Telecom SA(b)	48,465	1,725,213
Ferrovial SE	50,515	2,762,877
Redeia Corp. SA	7,817	151,965
		18,441,093
Sweden — 6.0%
AddTech AB, Class B	25,043	878,199
Assa Abloy AB, Class B	96,299	3,402,698
Beijer Ref AB, Class B	36,868	627,152
Boliden AB(a)	27,441	945,835
Epiroc AB, Class A	64,349	1,344,748
Epiroc AB, Class B	36,726	683,519
Essity AB, Class B	58,379	1,578,382
Fastighets AB Balder, Class B(a)	68,066	484,584
Hexagon AB, Class B	199,831	2,226,862
Holmen AB, Class B	7,605	296,102
Industrivarden AB, Class A	11,575	460,684
Industrivarden AB, Class C	14,776	588,164
Indutrade AB	26,700	664,551
Investment AB Latour, Class B	13,805	350,556
Investor AB, Class B	166,467	5,128,339
Lifco AB, Class B	22,189	788,540
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
Nibe Industrier AB, Class B	145,080	$596,052
Nordea Bank Abp	300,341	4,583,284
Sagax AB, Class B	21,735	471,317
Sandvik AB	102,652	2,596,090
Securitas AB, Class B	46,816	716,432
Skandinaviska Enskilda Banken AB, Class A	146,875	2,716,088
Skanska AB, Class B	33,135	822,879
SKF AB, Class B	33,595	862,602
Spotify Technology SA(a)	14,728	10,042,729
Svenska Cellulosa AB SCA, Class B	58,982	802,444
Svenska Handelsbanken AB, Class A	140,390	1,806,522
Swedish Orphan Biovitrum AB(a)	18,467	560,945
Tele2 AB, Class B	53,347	939,554
Telia Co. AB	227,490	849,268
Trelleborg AB, Class B	19,813	766,711
		49,581,832
Switzerland — 11.7%
ABB Ltd., Registered	151,047	10,136,931
Alcon AG	48,152	3,837,375
Baloise Holding AG, Registered	3,983	1,032,970
Banque Cantonale Vaudoise, Registered	2,928	340,357
Belimo Holding AG, Registered	938	1,032,869
Galderma Group AG	12,594	2,205,670
Geberit AG, Registered	3,260	2,390,452
Givaudan SA, Registered	892	3,756,725
Helvetia Holding AG, Registered	3,608	928,609
Julius Baer Group Ltd.	19,881	1,435,523
Kuehne + Nagel International AG, Registered	4,614	940,627
Logitech International SA, Registered	14,629	1,510,557
Lonza Group AG, Registered	6,766	4,801,753
Novartis AG, Registered	183,187	23,186,357
Partners Group Holding AG	2,187	3,003,427
Sandoz Group AG	40,185	2,521,588
Schindler Holding AG, Participation Certificates, NVS	4,068	1,512,085
Schindler Holding AG, Registered	2,117	757,125
SGS SA	15,962	1,628,287
SIG Group AG	30,744	487,003
Sika AG, Registered	14,714	3,414,478
Sonova Holding AG, Registered	4,883	1,422,357
Straumann Holding AG	10,753	1,260,029
Swatch Group AG (The), Bearer	2,879	520,567
Swiss Life Holding AG, Registered	2,749	2,970,726
Swiss Prime Site AG, Registered	7,743	1,076,920
Swiss Re AG	28,766	5,213,667
Swisscom AG, Registered	2,486	1,797,316
VAT Group AG(b)	2,609	853,227
Zurich Insurance Group AG	14,102	10,305,111
		96,280,688
United Kingdom — 7.4%
3i Group PLC	93,707	5,090,982
Admiral Group PLC	24,981	1,224,152
Antofagasta PLC	37,648	1,092,406
Ashtead Group PLC	41,053	3,024,705
Associated British Foods PLC	31,161	910,638
Auto Trader Group PLC(b)	83,689	908,812
Aviva PLC	293,919	2,588,236
Barratt Redrow PLC	133,305	648,071
Bunzl PLC	30,861	1,043,003
Coca-Cola HBC AG, Class DI	20,777	1,050,990
Compass Group PLC	163,270	5,549,172
Halma PLC	36,471	1,621,399
Security	Shares	Value
United Kingdom (continued)
Informa PLC	125,217	$1,474,992
InterContinental Hotels Group PLC	14,105	1,712,216
Intertek Group PLC	14,896	944,810
JD Sports Fashion PLC	240,108	311,668
Kingfisher PLC	165,882	577,784
Land Securities Group PLC	69,348	519,744
Legal & General Group PLC	544,799	1,823,383
London Stock Exchange Group PLC	45,831	5,679,973
M&G PLC	216,313	774,842
Mondi PLC	41,261	580,844
Pearson PLC	54,633	794,463
Phoenix Group Holdings PLC	66,854	615,775
Prudential PLC	249,242	3,324,336
RELX PLC	176,804	8,258,447
Rentokil Initial PLC	242,594	1,199,454
Sage Group PLC (The)	93,109	1,365,829
Schroders PLC	68,882	353,879
Segro PLC	124,341	1,055,170
Severn Trent PLC	26,785	935,649
Smiths Group PLC	31,047	988,552
United Utilities Group PLC	67,170	1,043,556
Whitbread PLC	16,755	713,317
Wise PLC, Class A(a)	64,250	915,302
		60,716,551
Total Common Stocks — 99.1% (Cost: $688,012,293)		814,131,519
Preferred Stocks
Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	15,741	1,328,701
Sartorius AG, Preference Shares, NVS	2,470	573,780
		1,902,481
Total Preferred Stocks — 0.2% (Cost: $2,310,908)		1,902,481
Rights
Italy — 0.0%
Telecom Italia SpA, (Expires 09/22/25, Strike Price EUR 0.29)	999,986	12
Total Rights — 0.0% (Cost: $—)		12
Total Long-Term Investments — 99.3% (Cost: $690,323,201)		816,034,012
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	505,606	505,859
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	130,000	$130,000
Total Short-Term Securities — 0.1% (Cost: $635,859)		635,859
Total Investments — 99.4% (Cost: $690,959,060)		816,669,871
Other Assets Less Liabilities — 0.6%		4,781,726
Net Assets — 100.0%		$821,451,597

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,907,408	$—	$(1,401,955)(a)	$606	$(200)	$505,859	505,606	$12,577 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	130,000 (a)	—	—	—	130,000	130,000	12,056	—
				$606	$(200)	$635,859		$24,633	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	74	09/11/25	$1,528	$66,223
Euro STOXX 50 Index	44	09/19/25	2,760	6,039
				$72,262
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$72,262	$—	$—	$—	$72,262

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$264,729	$—	$—	$—	$264,729
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$9,489	$—	$—	$—	$9,489
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$4,492,154
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$23,111,386	$791,020,133	$—	$814,131,519
Preferred Stocks	—	1,902,481	—	1,902,481
Rights	—	12	—	12
Short-Term Securities
Money Market Funds	635,859	—	—	635,859
	$23,747,245	$792,922,626	$—	$816,669,871
Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,039	$66,223	$—	$72,262

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 3.2%
B3 SA - Brasil Bolsa Balcao	137,776	$329,838
Banco Bradesco SA	40,351	107,467
Banco do Brasil SA	45,117	177,993
BRF SA	13,556	51,580
Engie Brasil Energia SA	5,136	37,834
Equatorial Energia SA	31,352	211,467
Klabin SA	21,522	73,475
Localiza Rent a Car SA	24,141	159,579
Motiva Infraestrutura de Mobilidade SA	27,514	73,075
NU Holdings Ltd./Cayman Islands, Class A(a)	88,905	1,315,794
Raia Drogasil SA	33,801	109,411
Rede D'Or Sao Luiz SA(b)	20,983	152,326
Rumo SA	34,978	93,867
Telefonica Brasil SA	21,130	131,998
TIM SA/Brazil	22,425	94,095
TOTVS SA	13,952	110,909
XP Inc., Class A	9,419	170,861
		3,401,569
Chile — 0.7%
Banco de Chile	1,183,444	169,578
Banco de Credito e Inversiones SA	2,223	89,903
Banco Santander Chile	1,752,186	105,294
Cencosud SA	33,329	105,619
Empresas CMPC SA	30,413	47,687
Falabella SA	16,511	93,976
Latam Airlines Group SA	6,712,559	168,987
		781,044
China — 27.1%
3SBio Inc.(b)	47,000	176,799
AAC Technologies Holdings Inc.	20,500	114,336
Advanced Micro-Fabrication Equipment Inc./China, Class A	857	25,780
Agricultural Bank of China Ltd., Class A	131,500	129,662
Agricultural Bank of China Ltd., Class H	728,000	492,294
Aier Eye Hospital Group Co. Ltd., Class A	16,800	31,597
Air China Ltd., Class A(a)	18,300	19,405
Alibaba Health Information Technology Ltd.(a)	142,000	100,688
Anhui Conch Cement Co. Ltd., Class A	6,500	22,235
Anhui Conch Cement Co. Ltd., Class H	32,000	101,065
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(a)	3,100	23,659
Anker Innovations Technology Co. Ltd., Class A	1,000	19,690
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	8,400	10,415
Bank of Beijing Co. Ltd., Class A	32,200	27,138
Bank of China Ltd., Class A	60,500	46,919
Bank of China Ltd., Class H	1,866,000	1,024,199
Bank of Communications Co. Ltd., Class A	85,100	86,905
Bank of Communications Co. Ltd., Class H	231,000	200,293
Bank of Hangzhou Co. Ltd., Class A	11,600	25,857
Bank of Jiangsu Co. Ltd., Class A	28,400	43,202
Bank of Ningbo Co. Ltd., Class A	9,600	38,051
Bank of Shanghai Co. Ltd., Class A	24,900	33,361
Bank of Suzhou Co. Ltd., Class A	9,000	10,264
Beijing Enterprises Water Group Ltd.	100,000	33,371
Beijing Kingsoft Office Software Inc., Class A	678	31,851
Beijing Roborock Technology Co. Ltd., Class A	289	8,718
Beijing Tong Ren Tang Co. Ltd., Class A	2,500	12,529
BeOne Medicines Ltd.(a)	22,415	533,230
Bilibili Inc., Class Z(a)	6,040	140,811
Security	Shares	Value
China (continued)
BOC Aviation Ltd.(b)	5,800	$52,060
Bosideng International Holdings Ltd.	126,000	72,926
Caitong Securities Co. Ltd., Class A	7,700	9,375
China CITIC Bank Corp. Ltd., Class A	18,500	20,543
China CITIC Bank Corp. Ltd., Class H	216,000	193,140
China Construction Bank Corp., Class A	32,000	40,455
China Construction Bank Corp., Class H	2,523,000	2,441,764
China Everbright Bank Co. Ltd., Class A	77,500	41,159
China Everbright Bank Co. Ltd., Class H	85,000	38,163
China Feihe Ltd.(b)	95,000	53,770
China International Capital Corp. Ltd., Class A	5,100	27,604
China International Capital Corp. Ltd., Class H(b)	42,400	116,310
China Jushi Co. Ltd., Class A	7,171	15,726
China Life Insurance Co. Ltd., Class A	4,600	27,201
China Life Insurance Co. Ltd., Class H	195,000	606,589
China Literature Ltd.(a)(b)	11,000	57,700
China Mengniu Dairy Co. Ltd.	82,000	161,442
China Merchants Bank Co. Ltd., Class A	32,300	194,645
China Merchants Bank Co. Ltd., Class H	102,500	637,107
China Merchants Port Holdings Co. Ltd.	32,000	61,533
China Merchants Securities Co. Ltd., Class A	11,400	30,369
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	15,000	19,278
China Minsheng Banking Corp. Ltd., Class A	53,972	34,870
China Minsheng Banking Corp. Ltd., Class H	179,500	102,356
China Overseas Land & Investment Ltd.	100,000	180,166
China Pacific Insurance Group Co. Ltd., Class A	11,200	63,420
China Pacific Insurance Group Co. Ltd., Class H	68,800	315,789
China Railway Signal & Communication Corp. Ltd., Class A	10,200	7,993
China Resources Land Ltd.	84,000	332,255
China Resources Mixc Lifestyle Services Ltd.(b)(c)	17,000	85,272
China Resources Pharmaceutical Group Ltd.(b)	50,000	31,366
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	2,600	11,113
China Ruyi Holdings Ltd.(a)	228,000	84,404
China Southern Airlines Co. Ltd., Class A(a)	20,900	17,723
China Three Gorges Renewables Group Co. Ltd., Class A	44,500	26,559
China Tourism Group Duty Free Corp. Ltd., Class A	3,150	30,670
China Vanke Co. Ltd., Class A(a)	17,500	16,690
China Vanke Co. Ltd., Class H(a)	55,300	37,901
China Yangtze Power Co. Ltd., Class A	38,500	151,893
China Zheshang Bank Co. Ltd., Class A	35,420	16,117
Chongqing Rural Commercial Bank Co. Ltd., Class A	18,360	16,220
Chongqing Rural Commercial Bank Co. Ltd., Class H	57,000	42,166
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,500	11,057
Chow Tai Fook Jewellery Group Ltd.	51,000	95,836
CITIC Securities Co. Ltd., Class A	18,900	83,567
CITIC Securities Co. Ltd., Class H	41,500	153,710
CNGR Advanced Material Co. Ltd., Class A	1,400	7,353
CSC Financial Co. Ltd., Class A	6,100	24,295
CSPC Innovation Pharmaceutical Co. Ltd., Class A	2,120	15,896
CSPC Pharmaceutical Group Ltd.	212,000	275,588
Ecovacs Robotics Co. Ltd., Class A	800	10,888
Eve Energy Co. Ltd., Class A	3,200	25,686
Far East Horizon Ltd.	56,000	53,518
Flat Glass Group Co. Ltd., Class A	2,800	6,980
Focus Media Information Technology Co. Ltd., Class A	22,100	25,784
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,600	44,265
Foxconn Industrial Internet Co. Ltd., Class A	20,800	156,977
GDS Holdings Ltd., Class A(a)	27,400	118,724
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Genscript Biotech Corp.(a)	32,000	$71,066
Great Wall Motor Co. Ltd., Class A	4,200	15,247
Great Wall Motor Co. Ltd., Class H	61,000	146,258
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	2,524	9,408
Guangzhou Tinci Materials Technology Co. Ltd., Class A	3,000	9,066
Guosen Securities Co. Ltd., Class A	11,800	24,565
Guotai Haitong Securities Co. Ltd.	22,222	65,453
Guotai Haitong Securities Co. Ltd., Class H(b)	50,600	106,262
Guoyuan Securities Co. Ltd., Class A	6,600	8,565
H World Group Ltd., ADR	5,234	192,873
Haitian International Holdings Ltd.	17,000	48,193
Hangzhou First Applied Material Co. Ltd., Class A	4,000	8,427
Hangzhou Tigermed Consulting Co. Ltd., Class A	500	4,456
Hansoh Pharmaceutical Group Co. Ltd.(b)	32,000	148,647
Hengan International Group Co. Ltd.	16,000	51,046
Huadong Medicine Co. Ltd., Class A	3,200	19,902
Huaqin Technology Co. Ltd., Class A	1,400	19,318
Huatai Securities Co. Ltd., Class A	14,100	42,936
Huatai Securities Co. Ltd., Class H(b)	32,600	83,140
Huaxia Bank Co. Ltd., Class A	18,600	19,773
Hundsun Technologies Inc., Class A	3,378	17,785
IEIT Systems Co. Ltd., Class A	2,612	24,624
Industrial & Commercial Bank of China Ltd., Class A	94,400	98,528
Industrial & Commercial Bank of China Ltd., Class H	1,713,000	1,274,306
Industrial Bank Co. Ltd., Class A	33,400	105,132
Industrial Securities Co. Ltd., Class A	15,060	14,407
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	9,600	38,544
Innovent Biologics Inc.(a)(b)	38,000	474,922
JD Health International Inc.(a)(b)	29,450	239,989
JD.com Inc., Class A	63,950	990,915
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	9,800	91,081
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	1,400	7,356
Kanzhun Ltd., ADR(a)	9,675	228,523
KE Holdings Inc., Class A	54,129	317,318
Kingdee International Software Group Co. Ltd.(a)(c)	80,000	169,030
Kingsoft Corp. Ltd.	25,800	113,643
Kuaishou Technology(a)(b)	70,400	690,014
Li Auto Inc., Class A(a)	32,838	384,795
Lingyi iTech Guangdong Co., Class A	10,600	23,076
Longfor Group Holdings Ltd.(b)	55,000	75,418
Meitu Inc.(b)	89,500	136,369
Meituan, Class B(a)(b)	130,500	1,738,121
Midea Group Co. Ltd., Class A	5,753	59,539
Midea Group Co. Ltd., Class H	9,000	94,870
MINISO Group Holding Ltd.	13,028	79,526
NetEase Inc.	45,675	1,252,444
Ninestar Corp., Class A(a)	1,900	6,659
Nongfu Spring Co. Ltd., Class H(b)	52,600	340,223
OmniVision Integrated Circuits Group Inc.	1,900	38,147
Orient Overseas International Ltd.	3,500	61,329
Orient Securities Co. Ltd., Class A	12,900	20,830
People's Insurance Co. Group of China Ltd. (The), Class A	16,600	20,936
People's Insurance Co. Group of China Ltd. (The), Class H	226,000	203,222
Pharmaron Beijing Co. Ltd., Class A	2,100	8,909
PICC Property & Casualty Co. Ltd., Class H	182,000	439,852
Ping An Bank Co. Ltd., Class A	29,500	49,942
Ping An Insurance Group Co. of China Ltd., Class A	16,700	140,517
Security	Shares	Value
China (continued)
Ping An Insurance Group Co. of China Ltd., Class H	176,000	$1,281,393
Pop Mart International Group Ltd.(b)	14,000	581,943
Postal Savings Bank of China Co. Ltd., Class A	46,600	39,543
Postal Savings Bank of China Co. Ltd., Class H(b)	237,000	165,048
Qfin Holdings Inc.	2,671	77,780
Sany Heavy Industry Co. Ltd., Class A	13,000	38,379
Satellite Chemical Co. Ltd., Class A	5,200	14,656
Seres Group Co. Ltd., Class A	2,500	47,998
SF Holding Co. Ltd., Class A	7,600	47,582
SG Micro Corp., Class A	780	8,501
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	68,400	51,686
Shanghai Electric Group Co. Ltd., Class A(a)	16,083	20,020
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	3,100	12,547
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	5,000	13,105
Shanghai Pudong Development Bank Co. Ltd., Class A	47,700	91,320
Shanghai Putailai New Energy Technology Co. Ltd., Class A	3,200	10,070
Shanghai Rural Commercial Bank Co. Ltd., Class A	15,299	18,690
Shanghai United Imaging Healthcare Co. Ltd., Class A	1,368	27,232
Shengyi Technology Co. Ltd., Class A	3,600	26,839
Shenwan Hongyuan Group Co. Ltd., Class A	35,500	27,214
Shenzhen Inovance Technology Co. Ltd., Class A	2,300	24,241
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,900	64,809
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	1,300	11,394
Shenzhou International Group Holdings Ltd.	21,700	172,666
Sino Biopharmaceutical Ltd.(c)	270,000	283,221
Sinolink Securities Co. Ltd., Class A	5,900	8,542
Sunny Optical Technology Group Co. Ltd.	18,700	201,414
Sunwoda Electronic Co. Ltd., Class A	3,000	10,337
TAL Education Group, ADR(a)(c)	10,636	112,954
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	6,100	7,179
Tongcheng Travel Holdings Ltd.	32,800	92,797
TravelSky Technology Ltd., Class H	25,000	34,983
Trip.com Group Ltd.	16,300	1,206,645
Vipshop Holdings Ltd., ADR	8,563	143,345
Want Want China Holdings Ltd.	121,000	84,128
Weichai Power Co. Ltd., Class A	10,300	21,904
Weichai Power Co. Ltd., Class H	51,000	107,211
Western Mining Co. Ltd., Class A	3,500	9,178
Wingtech Technology Co. Ltd., Class A(a)	2,700	16,462
WuXi AppTec Co. Ltd., Class A	3,760	54,463
WuXi AppTec Co. Ltd., Class H(b)	9,140	127,365
Wuxi Biologics Cayman Inc.(a)(b)	91,000	391,470
Xinyi Solar Holdings Ltd.	118,000	51,385
XPeng Inc., Class A(a)	32,736	345,616
Yadea Group Holdings Ltd.(b)	34,000	59,305
Yifeng Pharmacy Chain Co. Ltd., Class A	1,700	5,669
Yihai Kerry Arawana Holdings Co. Ltd., Class A	3,600	17,017
Yonyou Network Technology Co. Ltd., Class A(a)	5,200	12,033
Yum China Holdings Inc.	9,479	423,901
Yunnan Baiyao Group Co. Ltd., Class A	2,940	23,778
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,000	29,391
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	13,200	110,177
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	12,500	12,896
		29,243,114
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Colombia — 0.1%
Grupo Cibest SA	6,546	$96,139
Interconexion Electrica SA ESP	11,669	63,323
		159,462
Czech Republic — 0.1%
Komercni Banka AS	2,039	99,622
Moneta Money Bank AS(b)	6,626	48,584
		148,206
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	60,365	120,709
Greece — 1.1%
Alpha Bank SA	57,689	228,859
Eurobank Ergasias Services and Holdings SA	67,780	249,096
Hellenic Telecommunications Organization SA	4,238	78,833
Jumbo SA	3,063	109,222
National Bank of Greece SA(c)	22,800	315,753
Piraeus Financial Holdings SA	29,472	228,084
		1,209,847
Hungary — 0.1%
Richter Gedeon Nyrt	3,636	110,292
India — 14.6%
ABB India Ltd.	1,400	79,415
APL Apollo Tubes Ltd.	4,644	84,525
Asian Paints Ltd.	8,924	254,919
AU Small Finance Bank Ltd.(b)	9,456	76,995
Axis Bank Ltd.	60,180	713,520
Bajaj Auto Ltd.	1,758	172,050
Bajaj Finance Ltd.	73,299	730,183
Bank of Baroda	26,800	70,798
Bosch Ltd.	193	87,504
Britannia Industries Ltd.	2,848	188,009
Canara Bank	49,302	58,061
Cholamandalam Investment and Finance Co. Ltd.	11,030	177,916
Cipla Ltd.	14,777	266,359
Colgate-Palmolive India Ltd.	3,494	92,425
Dr Reddy's Laboratories Ltd.	15,274	218,437
Eicher Motors Ltd.	3,583	247,953
Eternal Ltd.(a)	63,764	227,192
FSN E-Commerce Ventures Ltd.(a)	30,168	78,710
Godrej Properties Ltd.(a)	4,001	88,381
Havells India Ltd.	5,965	103,298
HCL Technologies Ltd.	24,890	410,401
HDFC Bank Ltd.	297,106	3,206,791
HDFC Life Insurance Co. Ltd.(b)	25,433	222,783
Hindustan Unilever Ltd.	21,567	650,367
ICICI Lombard General Insurance Co. Ltd.(b)	6,386	133,333
ICICI Prudential Life Insurance Co. Ltd.(b)	9,160	62,299
IDFC First Bank Ltd.	92,668	71,431
Indian Hotels Co. Ltd., Class A	22,497	193,599
IndusInd Bank Ltd.(a)	15,127	126,776
Info Edge India Ltd.	9,389	144,584
InterGlobe Aviation Ltd.(b)	4,978	319,146
Kotak Mahindra Bank Ltd.	28,683	637,946
Lodha Developers Ltd.(b)	7,887	106,767
Mahindra & Mahindra Ltd.	24,454	887,283
Marico Ltd.	13,693	112,644
Mphasis Ltd.	2,743	86,544
Nestle India Ltd.	17,698	232,134
Oberoi Realty Ltd.	3,268	59,722
Oracle Financial Services Software Ltd.	552	51,920
PB Fintech Ltd.(a)	9,063	182,005
Security	Shares	Value
India (continued)
Persistent Systems Ltd.	2,869	$172,392
Phoenix Mills Ltd. (The)	5,202	88,803
PI Industries Ltd.	1,982	83,089
Pidilite Industries Ltd.	3,983	137,747
Power Grid Corp. of India Ltd.	121,986	381,208
Punjab National Bank	59,318	67,891
SBI Cards & Payment Services Ltd.	7,697	70,101
Shriram Finance Ltd.	36,978	243,541
State Bank of India	46,906	426,963
Sundaram Finance Ltd.	1,748	89,152
Supreme Industries Ltd.	1,645	83,393
Suzlon Energy Ltd.(a)	250,771	160,782
Tata Consumer Products Ltd.	15,606	188,556
Tata Elxsi Ltd.	892	52,935
Tech Mahindra Ltd.	14,119	236,955
Titan Co. Ltd.	9,299	382,789
Torrent Pharmaceuticals Ltd.	3,069	123,823
Trent Ltd.	4,760	286,098
TVS Motor Co. Ltd.	6,235	231,707
Union Bank of India Ltd.	39,615	56,091
Varun Beverages Ltd.	35,499	196,208
Voltas Ltd.	5,988	93,294
		15,768,643
Indonesia — 1.8%
Bank Central Asia Tbk PT	1,455,100	712,867
Bank Mandiri Persero Tbk PT	981,500	281,300
Bank Negara Indonesia Persero Tbk PT	385,200	102,265
Bank Rakyat Indonesia Persero Tbk PT	1,791,847	439,867
GoTo Gojek Tokopedia Tbk PT(a)	23,327,500	81,949
Kalbe Farma Tbk PT	491,600	36,282
Telkom Indonesia Persero Tbk PT	1,301,900	249,032
		1,903,562
Kuwait — 1.6%
Boubyan Bank KSCP	39,863	90,180
Gulf Bank KSCP	53,448	59,647
Kuwait Finance House KSCP	291,205	734,701
Mobile Telecommunications Co. KSCP	50,471	84,530
National Bank of Kuwait SAKP	217,785	727,838
		1,696,896
Malaysia — 2.0%
AMMB Holdings Bhd	67,300	85,899
Axiata Group Bhd	71,900	41,186
CELCOMDIGI Bhd	93,800	81,700
CIMB Group Holdings Bhd	211,500	371,549
Gamuda Bhd	120,900	158,922
Hong Leong Bank Bhd	17,300	82,203
IHH Healthcare Bhd	57,900	93,051
Kuala Lumpur Kepong Bhd(c)	13,600	63,349
Malayan Banking Bhd(c)	158,300	370,924
Maxis Bhd	63,100	52,279
MR DIY Group M Bhd(b)	79,400	27,792
Nestle Malaysia Bhd	1,700	38,244
Press Metal Aluminium Holdings Bhd	95,700	125,970
Public Bank Bhd	380,600	384,429
RHB Bank Bhd	47,100	72,890
SD Guthrie Bhd	54,300	64,976
Telekom Malaysia Bhd	30,100	50,037
		2,165,400
Mexico — 2.2%
America Movil SAB de CV, Series B, Class B	476,405	474,248
Arca Continental SAB de CV	13,556	138,273
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Mexico (continued)
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	7,465	$95,474
Grupo Aeroportuario del Pacifico SAB de CV, Class B	10,124	243,471
Grupo Aeroportuario del Sureste SAB de CV, Class B	4,707	153,586
Grupo Bimbo SAB de CV, Series A, Class A	35,000	108,856
Grupo Financiero Banorte SAB de CV, Class O	66,379	607,083
Kimberly-Clark de Mexico SAB de CV, Class A	40,851	76,714
Qualitas Controladora SAB de CV	5,170	46,618
Wal-Mart de Mexico SAB de CV	137,133	409,390
		2,353,713
Peru — 0.4%
Credicorp Ltd.	1,777	457,044
Philippines — 0.3%
Bank of the Philippine Islands	55,030	108,817
BDO Unibank Inc.	60,831	143,921
Metropolitan Bank & Trust Co.	42,370	51,863
SM Investments Corp.	5,830	77,026
		381,627
Poland — 1.4%
Allegro.eu SA (a)(b)	18,034	181,226
Bank Polska Kasa Opieki SA	4,827	243,130
Budimex SA	332	48,563
CCC SA(a)	1,453	66,664
CD Projekt SA	1,702	117,829
KGHM Polska Miedz SA(a)	3,704	130,113
LPP SA	29	137,396
mBank SA(a)	386	93,240
Powszechny Zaklad Ubezpieczen SA	15,818	263,264
Santander Bank Polska SA	1,069	148,805
Zabka Group SA(a)	7,995	47,848
		1,478,078
Qatar — 1.1%
Al Rayan Bank	157,992	104,291
Commercial Bank PSQC (The)	85,576	110,210
Qatar Islamic Bank QPSC	46,426	311,498
Qatar National Bank QPSC	120,844	629,845
		1,155,844
Russia — 0.0%
Moscow Exchange MICEX-RTS PJSC(a)(d)	12,190	2
PhosAgro PJSC(a)(d)	11	—
Polyus PJSC(a)(d)	3,290	—
TCS Group Holding PLC, GDR(a)(d)(e)	1,183	—
VK Co. Ltd.(a)(d)(e)	1,337	—
		2
Saudi Arabia — 3.8%
Al Rajhi Bank	51,397	1,289,679
Alinma Bank	32,239	216,502
Arabian Internet & Communications Services Co.	608	39,124
Bank AlBilad	19,227	133,842
Banque Saudi Fransi	32,030	138,122
Dr Sulaiman Al Habib Medical Services Group Co.	2,283	146,635
Etihad Etisalat Co.	9,761	166,469
Jarir Marketing Co.	15,925	54,102
Nahdi Medical Co.	1,052	32,410
Riyad Bank	38,397	265,234
Saudi Awwal Bank	26,362	211,575
Saudi Investment Bank (The)	15,626	56,550
Saudi National Bank (The)	77,017	713,819
Saudi Telecom Co.	52,592	588,340
		4,052,403
Security	Shares	Value
South Africa — 3.9%
Bid Corp. Ltd.	8,731	$228,303
Bidvest Group Ltd. (The)	8,397	112,769
Capitec Bank Holdings Ltd.	2,281	461,390
Clicks Group Ltd.	6,217	131,502
Discovery Ltd.	14,207	174,769
MTN Group Ltd.	45,692	388,152
Naspers Ltd., Class N	4,109	1,355,646
NEPI Rockcastle NV	15,901	132,067
Old Mutual Ltd.	113,463	89,407
Pepkor Holdings Ltd.(b)	91,999	132,353
Remgro Ltd.	13,051	125,548
Sanlam Ltd.	47,216	244,110
Shoprite Holdings Ltd.	13,179	196,437
Valterra Platinum Ltd.	5,547	254,375
Vodacom Group Ltd.	16,409	132,249
		4,159,077
South Korea — 8.9%
Amorepacific Corp.	786	67,811
Celltrion Inc.	4,242	510,385
Coway Co. Ltd.	1,439	107,431
DB Insurance Co. Ltd.	1,224	115,723
Doosan Bobcat Inc.	1,342	51,268
Doosan Co. Ltd.	195	77,389
Doosan Enerbility Co. Ltd.(a)	11,750	516,706
Hana Financial Group Inc.	7,468	440,250
Hanjin Kal Corp.	593	47,639
HD Hyundai Electric Co. Ltd.	612	214,612
HYBE Co. Ltd.(a)	601	123,972
Industrial Bank of Korea	7,392	101,058
KakaoBank Corp.	4,291	75,831
KB Financial Group Inc.	9,517	743,328
Korea Investment Holdings Co. Ltd.	1,101	106,221
Korea Zinc Co. Ltd.	104	61,416
Korean Air Lines Co. Ltd.	4,968	84,562
Krafton Inc.(a)	747	175,647
LG Energy Solution Ltd.(a)	1,226	309,190
LG H&H Co. Ltd.(a)	239	50,741
LG Uplus Corp.	5,740	61,218
LS Electric Co. Ltd.	384	77,642
Mirae Asset Securities Co. Ltd.	5,809	79,854
NH Investment & Securities Co. Ltd.	3,841	53,646
Samsung Biologics Co. Ltd.(a)(b)	465	333,699
Samsung Electro-Mechanics Co. Ltd.	1,464	167,953
Samsung Fire & Marine Insurance Co. Ltd.	795	253,025
Samsung Life Insurance Co. Ltd.	2,097	215,431
Samsung SDI Co. Ltd.	1,688	250,156
Samsung SDS Co. Ltd.	1,100	116,216
Shinhan Financial Group Co. Ltd.	11,452	536,622
SK Biopharmaceuticals Co. Ltd.(a)	803	56,735
SK Hynix Inc.	14,297	2,724,112
SK Square Co. Ltd.(a)	2,431	257,826
Woori Financial Group Inc.	17,555	313,173
Yuhan Corp.	1,468	119,572
		9,598,060
Taiwan — 18.2%
Accton Technology Corp.	13,000	427,991
Advantech Co. Ltd.	12,599	140,786
Airtac International Group	4,000	102,465
ASE Technology Holding Co. Ltd.	86,000	417,657
Asia Vital Components Co. Ltd.	9,000	293,802
Asustek Computer Inc.	18,000	370,302
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
AUO Corp.	166,000	$69,354
Cathay Financial Holding Co. Ltd.	249,080	498,779
Chailease Holding Co. Ltd.	38,613	146,540
Chang Hwa Commercial Bank Ltd.	165,705	103,872
China Airlines Ltd.	77,000	53,180
China Steel Corp.	307,000	201,326
Chunghwa Telecom Co. Ltd.	99,000	429,094
Compal Electronics Inc.	108,000	97,143
CTBC Financial Holding Co. Ltd.	438,000	587,498
Delta Electronics Inc.	51,000	1,174,925
E Ink Holdings Inc.	23,000	196,247
E.Sun Financial Holding Co. Ltd.	381,155	415,991
Eclat Textile Co. Ltd.	5,000	65,172
eMemory Technology Inc.	2,000	134,056
Eva Airways Corp.	68,000	86,119
Evergreen Marine Corp. Taiwan Ltd.	28,000	169,227
Far Eastern New Century Corp.	75,000	67,574
Far EasTone Telecommunications Co. Ltd.	46,000	126,412
First Financial Holding Co. Ltd.	301,186	278,684
Fortune Electric Co. Ltd.	4,400	92,178
Fubon Financial Holding Co. Ltd.	214,143	585,090
Gigabyte Technology Co. Ltd.	14,000	125,880
Global Unichip Corp.	2,000	86,252
Hotai Motor Co. Ltd.	8,100	145,277
Hua Nan Financial Holdings Co. Ltd.	237,398	216,225
Innolux Corp.	193,861	88,519
International Games System Co. Ltd.	6,000	149,559
Inventec Corp.	68,000	90,951
KGI Financial Holding Co. Ltd.	423,190	210,127
King Slide Works Co. Ltd.	1,000	98,026
Lite-On Technology Corp.	54,000	228,444
Lotes Co. Ltd.	2,000	94,026
MediaTek Inc.	40,000	1,777,440
Mega Financial Holding Co. Ltd.	310,960	406,566
Micro-Star International Co. Ltd.	18,000	79,068
PharmaEssentia Corp.	7,000	113,211
Realtek Semiconductor Corp.	13,000	225,863
Shanghai Commercial & Savings Bank Ltd. (The)	101,225	135,476
SinoPac Financial Holdings Co. Ltd.	292,066	222,888
Taiwan Business Bank	187,516	92,359
Taiwan Cooperative Financial Holding Co. Ltd.	287,120	222,241
Taiwan High Speed Rail Corp.	50,000	45,079
Taiwan Mobile Co. Ltd.	46,000	160,018
Taiwan Semiconductor Manufacturing Co. Ltd.	140,000	5,243,194
TS Financial Holding Co. Ltd.	554,306	293,877
Uni-President Enterprises Corp.	127,000	320,617
United Microelectronics Corp.	294,000	386,811
Vanguard International Semiconductor Corp.	29,000	86,103
Voltronic Power Technology Corp.	2,000	64,264
Wistron Corp.	78,000	286,080
WPG Holdings Ltd.	41,000	89,384
Yageo Corp.	44,380	200,967
Yuanta Financial Holding Co. Ltd.	278,820	295,149
		19,611,405
Thailand — 1.8%
Advanced Info Service PCL, NVDR	27,400	249,158
Airports of Thailand PCL, NVDR(c)	112,600	125,381
Bangkok Dusit Medical Services PCL, NVDR(c)	293,300	187,494
Bumrungrad Hospital PCL, NVDR	15,600	85,672
Central Pattana PCL, NVDR	51,300	81,699
CP ALL PCL, NVDR	142,900	194,396
CP Axtra PCL, NVDR(c)	54,693	30,278
Security	Shares	Value
Thailand (continued)
Delta Electronics Thailand PCL, NVDR(c)	81,700	$378,162
Kasikornbank PCL, NVDR	15,900	82,706
Krung Thai Bank PCL, NVDR	93,300	70,956
Minor International PCL, NVDR	90,300	65,316
SCB X PCL, NVDR	21,500	85,313
Siam Cement PCL (The), NVDR	20,500	136,457
TMBThanachart Bank PCL, NVDR	656,200	38,535
True Corp. PCL, NVDR(a)	276,800	97,605
		1,909,128
Turkey — 0.4%
Akbank TAS	80,411	133,488
Sasa Polyester Sanayi AS(a)	20,322	2,316
Turk Hava Yollari AO	14,802	120,569
Turkcell Iletisim Hizmetleri AS	31,086	71,668
Yapi ve Kredi Bankasi A/S(a)	87,454	69,936
		397,977
United Arab Emirates — 2.9%
Abu Dhabi Commercial Bank PJSC	76,822	316,520
Abu Dhabi Islamic Bank PJSC	38,152	221,537
Aldar Properties PJSC	101,333	265,048
Dubai Islamic Bank PJSC	76,488	201,268
Emaar Properties PJSC	173,825	681,443
Emirates NBD Bank PJSC	49,720	341,804
Emirates Telecommunications Group Co. PJSC	91,425	450,037
First Abu Dhabi Bank PJSC	115,999	523,928
Salik Co. PJSC	48,704	87,517
		3,089,102
Total Common Stocks — 97.8% (Cost: $85,179,350)		105,352,204
Preferred Stocks
Brazil — 1.7%
Banco Bradesco SA, Preference Shares, NVS	140,375	435,739
Gerdau SA, Preference Shares, NVS	34,072	104,695
Itau Unibanco Holding SA, Preference Shares, NVS	139,667	991,503
Itausa SA, Preference Shares, NVS	151,679	313,885
		1,845,822
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	3,779	172,350
Colombia — 0.1%
Grupo Cibest SA, Preference Shares	11,968	149,852
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	24,188	2,742
Total Preferred Stocks — 2.0% (Cost: $1,715,014)		2,170,766
Total Long-Term Investments — 99.8% (Cost: $86,894,364)		107,522,970
Short-Term Securities
Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)(g)(h)	1,338,990	1,339,659
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)(g)	410,000	$410,000
Total Short-Term Securities — 1.6% (Cost: $1,749,659)		1,749,659
Total Investments — 101.4% (Cost: $88,644,023)		109,272,629
Liabilities in Excess of Other Assets — (1.4)%		(1,549,538)
Net Assets — 100.0%		$107,723,091

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$177,548	$1,162,108 (a)	$—	$23	$(20)	$1,339,659	1,338,990	$7,254 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	410,000 (a)	—	—	—	410,000	410,000	19,660	—
				$23	$(20)	$1,749,659		$26,914	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	2	09/19/25	$126	$542
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Advanced MSCI EM ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$542	$—	$—	$—	$542

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$12,320	$—	$—	$—	$12,320
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$542	$—	$—	$—	$542
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$73,401
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$12,801,914	$92,550,288	$2	$105,352,204
Preferred Stocks	2,168,024	2,742	—	2,170,766
Short-Term Securities
Money Market Funds	1,749,659	—	—	1,749,659
	$16,719,597	$92,553,030	$2	$109,272,629
Derivative Financial Instruments(a)
Assets
Equity Contracts	$542	$—	$—	$542

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
August 31, 2025

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$816,034,012	$107,522,970
Investments, at value—affiliated(c)	635,859	1,749,659
Cash	—	5,175
Cash pledged for futures contracts	274,000	4,000
Foreign currency, at value(d)	2,734,373	412,784
Receivables:
Investments sold	—	15,791
Securities lending income—affiliated	687	987
Dividends—unaffiliated	839,434	121,852
Dividends—affiliated	211	896
Tax reclaims	1,614,298	14,432
Total assets	822,132,874	109,848,546
LIABILITIES
Bank overdraft	26,631	—
Collateral on securities loaned, at value	505,520	1,339,724
Payables:
Investments purchased	—	3,362
Deferred foreign capital gain tax	—	443,550
Foreign taxes	—	62
Interest expense and fees	—	365
Investment advisory fees	83,724	14,722
Professional fees	26,346	—
Due to custodian	—	322,903
Variation margin on futures contracts	39,056	767
Total liabilities	681,277	2,125,455
Commitments and contingent liabilities
NET ASSETS	$821,451,597	$107,723,091
NET ASSETS CONSIST OF
Paid-in capital	$731,971,875	$94,849,056
Accumulated earnings	89,479,722	12,874,035
NET ASSETS	$821,451,597	$107,723,091
NET ASSET VALUE
Shares outstanding	11,100,000	2,500,000
Net asset value	$74.00	$43.09
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$690,323,201	$86,894,364
(b) Securities loaned, at value	$486,868	$1,271,392
(c) Investments, at cost—affiliated	$635,859	$1,749,659
(d) Foreign currency, at cost	$2,732,191	$412,621
See notes to financial statements.
Statements of Assets and Liabilities
16

Statements of Operations
Year Ended August 31, 2025

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF
INVESTMENT INCOME
Dividends—unaffiliated	$21,671,660	$3,095,825
Dividends—affiliated	12,056	19,660
Interest—unaffiliated	11,467	2,804
Securities lending income—affiliated—net	12,577	7,254
Other income—unaffiliated	4,899	—
Foreign taxes withheld	(1,941,626)	(355,326)
Foreign withholding tax claims	301,206	—
Total investment income	20,072,239	2,770,217
EXPENSES
Investment advisory	942,976	145,347
Professional	31,996	—
Commitment costs	—	1,475
Interest expense	—	2,599
Total expenses	974,972	149,421
Net investment income	19,097,267	2,620,796
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(15,949,311)	(1,111,340)
Investments—affiliated	606	23
Foreign currency transactions	199,795	(19,734)
Futures contracts	264,729	12,320
In-kind redemptions—unaffiliated(b)	27,942,171	—
	12,457,990	(1,118,731)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(c)	22,757,620	13,451,847
Investments—affiliated	(200)	(20)
Foreign currency translations	48,645	(602)
Futures contracts	9,489	542
	22,815,554	13,451,767
Net realized and unrealized gain	35,273,544	12,333,036
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,370,811	$14,953,832
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(136,733)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$259,672
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF		iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$19,097,267	$14,061,542	$2,620,796	$1,954,627
Net realized gain (loss)	12,457,990	331,747	(1,118,731)	(2,494,846)
Net change in unrealized appreciation (depreciation)	22,815,554	113,408,744	13,451,767	9,012,391
Net increase in net assets resulting from operations	54,370,811	127,802,033	14,953,832	8,472,172
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,068,071)	(14,835,737)	(2,989,017)	(1,763,477)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	82,081,264	119,225,528	16,208,182	16,886,473
NET ASSETS
Total increase in net assets	113,384,004	232,191,824	28,172,997	23,595,168
Beginning of year	708,067,593	475,875,769	79,550,094	55,954,926
End of year	$821,451,597	$708,067,593	$107,723,091	$79,550,094

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
18

Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EAFE ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$71.52	$59.48	$51.37	$70.24	$55.79
Net investment income(a)	1.69 (b)	1.54 (b)	1.37	1.65	1.36
Net realized and unrealized gain (loss)(c)	2.81	12.08	7.93	(18.86)	13.91
Net increase (decrease) from investment operations	4.50	13.62	9.30	(17.21)	15.27
Distributions from net investment income(d)	(2.02)	(1.58)	(1.19)	(1.66)	(0.82)
Net asset value, end of year	$74.00	$71.52	$59.48	$51.37	$70.24
Total Return(e)
Based on net asset value	6.47%(b)	23.19%(b)	18.17%	(24.82)%	27.47%
Ratios to Average Net Assets(f)
Total expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.43%(b)	2.39%(b)	2.41%	2.73%	2.06%
Supplemental Data
Net assets, end of year (000)	$821,452	$708,068	$475,876	$354,432	$245,846
Portfolio turnover rate(g)	14%	24%	16%	18%	28%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025 and
August 31, 2024 respectively:
• Net investment income per share by $0.02 and $0.01.
• Total return by 0.04% and 0.03%.
• Ratio of net investment income to average net assets by 0.03% and 0.02%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Period From 10/06/20(a) to 08/31/21
Net asset value, beginning of year	$37.88	$34.97	$35.47	$45.17	$35.39
Net investment income(b)	1.14	0.99	0.91	1.08	0.71
Net realized and unrealized gain (loss)(c)	5.38	2.79	(0.55)	(9.94)	9.42
Net increase (decrease) from investment operations	6.52	3.78	0.36	(8.86)	10.13
Distributions from net investment income(d)	(1.31)	(0.87)	(0.86)	(0.84)	(0.35)
Net asset value, end of year	$43.09	$37.88	$34.97	$35.47	$45.17
Total Return(e)
Based on net asset value	17.57%	11.04%	1.06%	(19.91)%	28.74%(f)
Ratios to Average Net Assets(g)
Total expenses	0.16%	0.17%	0.16%	0.16%	0.16%(h)
Net investment income	2.89%	2.79%	2.61%	2.72%	1.83%(h)
Supplemental Data
Net assets, end of year (000)	$107,723	$79,550	$55,955	$35,468	$13,550
Portfolio turnover rate(i)	21%	27%	24%	31%	51%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
ESG Advanced MSCI EAFE	Diversified
ESG Advanced MSCI EM	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ESG Advanced MSCI EAFE
Barclays Capital, Inc.	$307,630	$(307,630)	$—	$—
Goldman Sachs & Co. LLC	179,238	(179,238)	—	—
	$486,868	$(486,868)	$—	$—
ESG Advanced MSCI EM
BofA Securities, Inc.	$137,312	$(137,312)	$—	$—
Citigroup Global Markets Ltd.	2,329	(2,329)	—	—
Citigroup Global Markets, Inc.	22,697	(22,697)	—	—
Goldman Sachs & Co. LLC	486,516	(486,516)	—	—
J.P. Morgan Securities PLC	161,445	(161,445)	—	—
Macquarie Bank Ltd.	349,583	(349,583)	—	—
UBS Securities LLC	111,510	(111,510)	—	—
	$1,271,392	$(1,271,392)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI EM	0.16
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
ESG Advanced MSCI EAFE	$3,478
ESG Advanced MSCI EM	1,791
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Advanced MSCI EAFE	$31,763,342	$34,987,119	$1,822,846
ESG Advanced MSCI EM	2,178,014	672,439	(110,312)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
ESG Advanced MSCI EAFE	$122,594,655	$106,298,029
ESG Advanced MSCI EM	32,474,171	19,355,316
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
ESG Advanced MSCI EAFE	$144,434,598	$82,996,122
ESG Advanced MSCI EM	2,692,885	—
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions and nondeductible expenses were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Advanced MSCI EAFE	$26,900,158	$ (26,900,158)
ESG Advanced MSCI EM	(28)	28
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
ESG Advanced MSCI EAFE
Ordinary income	$23,068,071	$14,835,737
ESG Advanced MSCI EM
Ordinary income	$2,989,017	$1,763,477
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
ESG Advanced MSCI EAFE	$10,119,379	$(31,965,558)	$111,325,901	$89,479,722
ESG Advanced MSCI EM	1,668,146	(6,698,497)	17,904,386	12,874,035

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Advanced MSCI EAFE	$705,541,528	$151,314,933	$(40,120,367)	$111,194,566
ESG Advanced MSCI EM	90,924,784	23,441,164	(5,093,319)	18,347,845
9. LINE OF CREDIT
The iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG Advanced MSCI EM	$1,100,000	$27,836	5.63%
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI EAFE
Shares sold	2,500,000	$170,374,663	1,900,000	$119,225,528
Shares redeemed	(1,300,000)	(88,293,399)	—	—
	1,200,000	$82,081,264	1,900,000	$119,225,528
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI EM
Shares sold	400,000	$16,208,182	500,000	$16,886,473
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of August 31, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares ESG Advanced MSCI EAFE ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years' withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
29
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025,  the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares ESG Advanced MSCI EAFE ETF
iShares ESG Advanced MSCI EM ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
30

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
ESG Advanced MSCI EAFE	$19,116,841
ESG Advanced MSCI EM	1,492,953
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Advanced MSCI EAFE	$21,675,197	$1,494,178
ESG Advanced MSCI EM	3,089,986	480,023
31
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
32

Board Review and Approval of Investment Advisory Contract
iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide. At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
33
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
34

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
35
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
36

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI Emerging Markets Quality Factor ETF | EQLT | Cboe BZX Exchange
• iShares MSCI Emerging Markets Value Factor ETF | EVLU | Cboe BZX Exchange
• iShares MSCI Global Quality Factor ETF | AQLT | Cboe BZX Exchange

2

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets Quality Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 5.5%
Ambev SA	6,652	$15,152
B3 SA - Brasil Bolsa Balcao	20,131	48,194
BB Seguridade Participacoes SA	2,337	14,146
Centrais Eletricas Brasileiras SA	1,584	13,153
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,656	37,412
Engie Brasil Energia SA	784	5,775
Equatorial Energia SA	1,749	11,797
Localiza Rent a Car SA	2,844	18,800
NU Holdings Ltd./Cayman Islands, Class A(a)	11,062	163,718
PRIO SA(a)	2,881	20,123
Raia Drogasil SA	1,408	4,558
Telefonica Brasil SA	1,040	6,497
Ultrapar Participacoes SA	1,444	5,236
Vale SA	7,550	77,368
Vibra Energia SA	1,318	5,844
WEG SA	5,857	40,682
		488,455
Chile — 0.4%
Banco de Chile	55,091	7,894
Empresas Copec SA	796	5,928
Enel Americas SA	59,279	6,162
Enel Chile SA	132,454	9,288
Falabella SA	1,665	9,477
		38,749
China — 28.0%
AAC Technologies Holdings Inc.	1,500	8,366
Alibaba Group Holding Ltd.	25,500	422,220
Anhui Conch Cement Co. Ltd., Class A	800	2,737
Anhui Conch Cement Co. Ltd., Class H	3,000	9,475
ANTA Sports Products Ltd.	3,600	44,793
Autohome Inc., ADR	244	7,047
Changchun High-Tech Industry Group Co. Ltd., Class A	200	2,894
China Hongqiao Group Ltd.	6,500	21,395
China Life Insurance Co. Ltd., Class H	29,000	90,211
China Merchants Bank Co. Ltd., Class A	1,100	6,629
China Merchants Bank Co. Ltd., Class H	6,500	40,402
China Merchants Port Holdings Co. Ltd.	4,000	7,692
China Overseas Land & Investment Ltd.	4,000	7,207
China Pacific Insurance Group Co. Ltd., Class A	1,600	9,060
China Pacific Insurance Group Co. Ltd., Class H	6,800	31,212
China Resources Beer Holdings Co. Ltd.	1,500	5,434
China Resources Gas Group Ltd.	3,100	8,001
China Resources Land Ltd.	3,000	11,866
China Resources Mixc Lifestyle Services Ltd.(b)	1,600	8,026
China Shenhua Energy Co. Ltd., Class H	3,500	15,728
China Yangtze Power Co. Ltd., Class A	2,900	11,441
Chow Tai Fook Jewellery Group Ltd.(c)	5,200	9,771
Contemporary Amperex Technology Co. Ltd., Class A	700	30,076
CSPC Pharmaceutical Group Ltd.	12,000	15,599
East Money Information Co. Ltd., Class A	2,800	11,366
ENN Energy Holdings Ltd.	2,000	16,188
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,200	6,989
Fuyao Glass Industry Group Co. Ltd., Class H(b)	2,000	17,650
Giant Biogene Holding Co. Ltd.(b)	1,200	8,358
Guangdong Investment Ltd.	6,000	5,643
Haier Smart Home Co. Ltd., Class A	2,400	8,150
Haitian International Holdings Ltd.	3,000	8,505
Hansoh Pharmaceutical Group Co. Ltd.(b)	4,000	18,581
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	400	1,606
Security	Shares	Value
China (continued)
Jiangsu Expressway Co. Ltd., Class H	8,000	$9,444
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	600	5,576
Kuaishou Technology(a)(b)	6,900	67,629
Kunlun Energy Co. Ltd.	8,000	7,447
Kweichow Moutai Co. Ltd., Class A	300	62,406
Lenovo Group Ltd.	32,000	45,939
Li Ning Co. Ltd.	3,000	7,346
Longfor Group Holdings Ltd.(b)	3,000	4,114
LONGi Green Energy Technology Co. Ltd., Class A(a)	1,800	4,341
Luxshare Precision Industry Co. Ltd., Class A	2,300	14,832
Luzhou Laojiao Co. Ltd., Class A	400	7,712
NetEase Inc.	4,500	123,394
New China Life Insurance Co. Ltd., Class H	1,300	8,088
Nongfu Spring Co. Ltd., Class H(b)	6,800	43,983
PDD Holdings Inc., ADR(a)	2,214	266,167
People's Insurance Co. Group of China Ltd. (The), Class H	15,000	13,488
PICC Property & Casualty Co. Ltd., Class H	18,000	43,502
Pop Mart International Group Ltd.(b)	2,000	83,135
Postal Savings Bank of China Co. Ltd., Class H(b)	18,000	12,535
Qfin Holdings Inc.	414	12,056
SF Holding Co. Ltd., Class A	600	3,756
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	400	11,360
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	400	13,644
Shenzhou International Group Holdings Ltd.	1,000	7,957
Smoore International Holdings Ltd.(b)	3,000	7,305
Tencent Holdings Ltd.	6,000	464,667
TravelSky Technology Ltd., Class H	2,000	2,799
Vipshop Holdings Ltd., ADR	862	14,430
Wanhua Chemical Group Co. Ltd., Class A	700	6,744
Want Want China Holdings Ltd.	14,000	9,734
Wuliangye Yibin Co. Ltd., Class A	600	10,917
WuXi AppTec Co. Ltd., Class H(b)	1,000	13,935
Xinyi Solar Holdings Ltd.	8,000	3,484
Yadea Group Holdings Ltd.(b)	4,000	6,977
Yankuang Energy Group Co. Ltd., Class H	6,000	6,980
Yum China Holdings Inc.	515	23,031
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	200	5,878
Zhejiang Expressway Co. Ltd., Class H	6,000	5,302
Zhuzhou CRRC Times Electric Co. Ltd., Class H	800	4,089
Zijin Mining Group Co. Ltd., Class H	14,000	46,487
ZTO Express Cayman Inc.	1,050	19,043
		2,461,971
Greece — 0.7%
Hellenic Telecommunications Organization SA	572	10,640
Jumbo SA	498	17,758
National Bank of Greece SA	1,868	25,869
OPAP SA	409	9,179
		63,446
India — 18.0%
ABB India Ltd.	175	9,927
Adani Power Ltd.(a)	1,191	8,121
Ambuja Cements Ltd.	650	4,154
APL Apollo Tubes Ltd.	472	8,591
Asian Paints Ltd.	1,265	36,135
Astral Ltd.	400	6,172
AU Small Finance Bank Ltd.(b)	1,120	9,120
Bajaj Auto Ltd.	149	14,582
Bajaj Holdings & Investment Ltd.	88	12,739
Balkrishna Industries Ltd.	72	1,871
Bharat Electronics Ltd.	10,678	44,744
Britannia Industries Ltd.	228	15,051
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
CG Power & Industrial Solutions Ltd.	2,162	$17,041
Cipla Ltd.	986	17,773
Coal India Ltd.	4,588	19,498
Colgate-Palmolive India Ltd.	360	9,523
Cummins India Ltd.	400	17,345
Dabur India Ltd.	1,055	6,235
Divi's Laboratories Ltd.	156	10,842
Dixon Technologies India Ltd.	92	17,429
DLF Ltd.	1,320	11,067
Dr Reddy's Laboratories Ltd.	1,409	20,150
Eicher Motors Ltd.	416	28,788
GAIL India Ltd.	7,512	14,752
Havells India Ltd.	606	10,494
HCL Technologies Ltd.	2,845	46,910
HDFC Asset Management Co. Ltd.(b)	228	14,125
HDFC Life Insurance Co. Ltd.(b)	1,893	16,582
Hero MotoCorp Ltd.	412	23,758
Hindustan Aeronautics Ltd.	556	27,338
Hindustan Unilever Ltd.	1,517	45,746
Hyundai Motor India Ltd.	503	14,049
ICICI Bank Ltd.	10,291	163,060
ICICI Lombard General Insurance Co. Ltd.(b)	680	14,198
ICICI Prudential Life Insurance Co. Ltd.(b)	1,421	9,664
Indian Railway Catering & Tourism Corp. Ltd.	1,047	8,219
Indus Towers Ltd.(a)	2,675	10,277
IndusInd Bank Ltd.(a)	608	5,096
Infosys Ltd.	8,130	136,364
ITC Ltd.	5,523	25,672
Kotak Mahindra Bank Ltd.	2,374	52,801
LTIMindtree Ltd.(b)	267	15,533
Mankind Pharma Ltd.	312	8,751
Marico Ltd.	1,952	16,058
Nestle India Ltd.	2,234	29,302
NMDC Ltd.	10,270	8,023
Oracle Financial Services Software Ltd.	58	5,455
Page Industries Ltd.	25	12,575
Persistent Systems Ltd.	292	17,546
Petronet LNG Ltd.	2,049	6,260
PI Industries Ltd.	255	10,690
Pidilite Industries Ltd.	500	17,292
Polycab India Ltd.	146	11,750
Power Grid Corp. of India Ltd.	9,124	28,513
Reliance Industries Ltd.	7,651	117,830
SBI Life Insurance Co. Ltd.(b)	1,541	31,541
Siemens Ltd.	194	6,740
Solar Industries India Ltd.	80	12,505
SRF Ltd.	117	3,763
Sun Pharmaceutical Industries Ltd.	1,804	32,636
Supreme Industries Ltd.	176	8,922
Tata Consultancy Services Ltd.	2,661	93,059
Tata Elxsi Ltd.	125	7,418
Tech Mahindra Ltd.	548	9,197
Titan Co. Ltd.	714	29,391
Torrent Pharmaceuticals Ltd.	233	9,401
Tube Investments of India Ltd.	122	4,096
UltraTech Cement Ltd.	207	29,671
Wipro Ltd.	3,100	8,765
Zydus Lifesciences Ltd.	695	7,741
		1,586,427
Indonesia — 2.0%
Bank Central Asia Tbk PT	191,500	93,818
Bank Mandiri Persero Tbk PT	87,100	24,963
Security	Shares	Value
Indonesia (continued)
Bank Rakyat Indonesia Persero Tbk PT	237,300	$58,253
		177,034
Kuwait — 0.4%
Kuwait Finance House KSCP	12,825	32,357
Malaysia — 1.5%
AMMB Holdings Bhd	6,400	8,169
CELCOMDIGI Bhd	3,900	3,397
Hong Leong Bank Bhd	2,200	10,454
Malayan Banking Bhd	6,300	14,762
Maxis Bhd	7,200	5,965
MISC Bhd	2,100	3,688
Nestle Malaysia Bhd	300	6,749
Petronas Chemicals Group Bhd	4,800	4,910
Petronas Dagangan Bhd	1,600	8,020
Petronas Gas Bhd	2,900	12,794
Press Metal Aluminium Holdings Bhd	10,700	14,084
Public Bank Bhd	35,900	36,261
		129,253
Mexico — 2.4%
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	1,098	14,043
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,106	26,598
Grupo Aeroportuario del Sureste SAB de CV, Class B	533	17,391
Grupo Carso SAB de CV, Series A1, Class A1	949	6,288
Grupo Financiero Banorte SAB de CV, Class O	2,971	27,172
Grupo Financiero Inbursa SAB de CV, Class O	4,276	11,269
Grupo Mexico SAB de CV, Series B, Class B	6,439	42,209
Industrias Penoles SAB de CV(a)	280	9,128
Kimberly-Clark de Mexico SAB de CV, Class A	1,423	2,672
Promotora y Operadora de Infraestructura SAB de CV	737	9,221
Wal-Mart de Mexico SAB de CV	13,672	40,816
		206,807
Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR	380	7,273
Southern Copper Corp.	332	31,908
		39,181
Philippines — 0.6%
Bank of the Philippine Islands	4,800	9,492
BDO Unibank Inc.	5,591	13,228
Jollibee Foods Corp.	1,360	5,521
Manila Electric Co.	1,300	12,171
PLDT Inc.	55	1,115
SM Prime Holdings Inc.	17,000	6,872
		48,399
Poland — 1.2%
Bank Polska Kasa Opieki SA	440	22,162
mBank SA(a)	52	12,561
Powszechna Kasa Oszczednosci Bank Polski SA	2,055	40,084
Powszechny Zaklad Ubezpieczen SA	1,279	21,287
Santander Bank Polska SA	88	12,250
		108,344
Qatar — 0.5%
Barwa Real Estate Co.	3,311	2,483
Industries Qatar QSC	2,057	7,251
Qatar Electricity & Water Co. QSC	1,546	6,701
Qatar Fuel QSC	1,677	6,887
Qatar Islamic Bank QPSC	3,660	24,557
		47,879
Saudi Arabia — 4.5%
Al Rajhi Bank	3,408	85,515
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Saudi Arabia (continued)
Arab National Bank	1,977	$12,362
Arabian Internet & Communications Services Co.	88	5,663
Bank AlBilad	1,782	12,405
Bupa Arabia for Cooperative Insurance Co.	332	12,917
Co. for Cooperative Insurance (The)	248	7,732
Dr Sulaiman Al Habib Medical Services Group Co.	286	18,370
Elm Co.	89	20,340
Jarir Marketing Co.	1,638	5,565
Mouwasat Medical Services Co.	312	6,018
Riyad Bank	3,391	23,424
SABIC Agri-Nutrients Co.	503	16,258
Saudi Arabian Oil Co.(b)	14,483	91,444
Saudi Awwal Bank	2,343	18,804
Saudi Tadawul Group Holding Co.	159	7,215
Saudi Telecom Co.	4,483	50,151
		394,183
South Africa — 4.7%
Capitec Bank Holdings Ltd.	311	62,908
Clicks Group Ltd.	678	14,341
Discovery Ltd.	488	6,003
FirstRand Ltd.	13,184	55,571
Gold Fields Ltd.	2,876	95,735
Harmony Gold Mining Co. Ltd.	1,200	15,977
Impala Platinum Holdings Ltd.(a)	1,060	9,618
Nedbank Group Ltd.	1,022	13,098
NEPI Rockcastle NV	680	5,648
Old Mutual Ltd.	15,224	11,996
OUTsurance Group Ltd.	2,771	11,932
Remgro Ltd.	1,540	14,814
Sanlam Ltd.	5,777	29,867
Standard Bank Group Ltd.	3,011	42,362
Valterra Platinum Ltd.	212	9,722
Vodacom Group Ltd.	1,760	14,185
		413,777
South Korea — 10.2%
Coway Co. Ltd.	130	9,705
DB Insurance Co. Ltd.	103	9,738
Hanmi Semiconductor Co. Ltd.	164	10,119
Hanwha Aerospace Co. Ltd.	39	24,733
HD Hyundai Electric Co. Ltd.	51	17,884
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	51	14,863
Hyundai Glovis Co. Ltd.	116	15,341
Hyundai Mobis Co. Ltd.	112	25,576
Hyundai Rotem Co. Ltd.	176	24,279
Kia Corp.	251	18,992
Korea Investment Holdings Co. Ltd.	96	9,262
Korea Zinc Co. Ltd.	10	5,905
Krafton Inc.(a)	93	21,868
KT&G Corp.	107	10,349
LG Corp.	120	6,416
LG H&H Co. Ltd.(a)	8	1,699
Samsung Biologics Co. Ltd.(a)(b)	30	21,529
Samsung Electronics Co. Ltd.	8,034	401,377
Samsung Fire & Marine Insurance Co. Ltd.	90	28,644
Samsung Life Insurance Co. Ltd.	195	20,033
Samsung SDI Co. Ltd.	64	9,485
Samsung SDS Co. Ltd.	37	3,909
SK Hynix Inc.	962	183,297
		895,003
Taiwan — 13.3%
Accton Technology Corp.	8,000	263,379
Security	Shares	Value
Taiwan (continued)
Acer Inc.	8,000	$7,694
Catcher Technology Co. Ltd.	2,000	12,289
Compal Electronics Inc.	15,000	13,492
eMemory Technology Inc.	1,000	67,028
Fortune Electric Co. Ltd.	2,200	46,089
Global Unichip Corp.	1,000	43,126
International Games System Co. Ltd.	4,000	99,706
Realtek Semiconductor Corp.	8,000	138,992
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	449,417
Voltronic Power Technology Corp.	1,000	32,132
		1,173,344
Thailand — 1.5%
Advanced Info Service PCL, NVDR	3,600	32,736
Bangkok Dusit Medical Services PCL, NVDR	14,400	9,205
Bumrungrad Hospital PCL, NVDR	2,200	12,082
Delta Electronics Thailand PCL, NVDR	10,000	46,287
PTT Exploration & Production PCL, NVDR	3,200	11,066
SCB X PCL, NVDR	2,700	10,714
Siam Cement PCL (The), NVDR	1,200	7,988
		130,078
Turkey — 0.4%
Akbank TAS	3,673	6,097
Aselsan Elektronik Sanayi Ve Ticaret A/S	1,865	8,312
BIM Birlesik Magazalar A/S	469	6,041
Ford Otomotiv Sanayi AS	1,897	5,155
Turkcell Iletisim Hizmetleri AS	2,229	5,139
Turkiye Is Bankasi AS, Class C	10,191	3,731
		34,475
United Arab Emirates — 2.5%
Abu Dhabi Islamic Bank PJSC	5,735	33,301
ADNOC Drilling Co. PJSC	9,477	14,217
Adnoc Gas PLC	12,303	11,145
Aldar Properties PJSC	9,359	24,480
Americana Restaurants International PLC - Foreign Co.	9,564	5,052
Dubai Islamic Bank PJSC	4,963	13,060
Emaar Development PJSC	2,994	12,007
Emaar Properties PJSC	17,645	69,173
Emirates NBD Bank PJSC	5,679	39,041
		221,476
United Kingdom — 0.1%
Metlen Energy & Metals PLC(a)	129	8,270
Total Common Stocks — 98.8% (Cost: $7,757,750)		8,698,908
Preferred Stocks
Brazil — 0.7%
Cia Energetica de Minas Gerais, Preference Shares, NVS	6,584	13,492
Gerdau SA, Preference Shares, NVS	1,886	5,795
Itausa SA, Preference Shares, NVS	21,126	43,718
		63,005
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	147	6,704
Total Preferred Stocks — 0.8% (Cost: $65,136)		69,709
Total Long-Term Investments — 99.6% (Cost: $7,822,886)		8,768,617
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	9,595	$9,600
Total Short-Term Securities — 0.1% (Cost: $9,600)		9,600
Total Investments — 99.7% (Cost: $7,832,486)		8,778,217
Other Assets Less Liabilities — 0.3%		26,321
Net Assets — 100.0%		$8,804,538

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 09/04/24(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$9,600 (b)	$—	$—	$—	$9,600	9,595	$2 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	0 (b)	—	—	—	—	—	98	—
				$—	$—	$9,600		$100	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,446,274	$7,252,634	$—	$8,698,908
Preferred Stocks	69,709	—	—	69,709
Short-Term Securities
Money Market Funds	9,600	—	—	9,600
	$1,525,583	$7,252,634	$—	$8,778,217
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI Emerging Markets Value Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 2.7%
Banco do Brasil SA	1,093	$4,312
JBS NV(a)	2,389	38,726
Petroleo Brasileiro SA - Petrobras	7,648	47,607
Suzano SA	865	8,368
Vale SA	12,296	126,002
		225,015
Chile — 0.6%
Cencosud SA	5,308	16,821
Empresas CMPC SA	5,036	7,896
Empresas Copec SA	1,384	10,307
Enel Americas SA	58,875	6,120
Enel Chile SA	119,670	8,392
		49,536
China — 31.1%
AAC Technologies Holdings Inc.	2,000	11,155
Agricultural Bank of China Ltd., Class A	8,000	7,888
Agricultural Bank of China Ltd., Class H	90,000	60,861
Alibaba Group Holding Ltd.	24,100	399,040
Anhui Conch Cement Co. Ltd., Class H	4,500	14,212
Anhui Gujing Distillery Co. Ltd., Class B	1,300	18,560
Autohome Inc., ADR	538	15,537
Baidu Inc., Class A(a)	17,750	210,082
Bank of China Ltd., Class H	247,000	135,572
Bank of Communications Co. Ltd., Class A	13,900	14,195
Bank of Communications Co. Ltd., Class H	34,000	29,480
Beijing Enterprises Holdings Ltd.	3,000	12,492
Beijing Enterprises Water Group Ltd.	20,000	6,674
BYD Electronic International Co. Ltd.	1,500	7,974
China CITIC Bank Corp. Ltd., Class H	33,000	29,508
China Coal Energy Co. Ltd., Class H	10,000	12,153
China Communications Services Corp. Ltd., Class H	10,000	5,964
China Construction Bank Corp., Class H	336,000	325,182
China Everbright Bank Co. Ltd., Class H	25,000	11,224
China Feihe Ltd.(b)	25,000	14,150
China Galaxy Securities Co. Ltd., Class H	7,000	10,105
China Gas Holdings Ltd.	17,000	17,025
China Hongqiao Group Ltd.	9,000	29,624
China Life Insurance Co. Ltd., Class H	28,000	87,100
China Longyuan Power Group Corp. Ltd., Class H	11,000	9,516
China Mengniu Dairy Co. Ltd.	10,000	19,688
China Merchants Port Holdings Co. Ltd.	8,000	15,383
China Minsheng Banking Corp. Ltd., Class A	10,100	6,525
China Minsheng Banking Corp. Ltd., Class H	22,500	12,830
China National Building Material Co. Ltd., Class H	10,000	7,266
China Pacific Insurance Group Co. Ltd., Class H	13,400	61,505
China Petroleum & Chemical Corp., Class H	70,000	38,877
China Railway Group Ltd., Class A	9,500	7,581
China Railway Group Ltd., Class H	25,000	12,717
China Resources Pharmaceutical Group Ltd.(b)	7,500	4,705
China Resources Power Holdings Co. Ltd.	8,000	18,473
China State Construction Engineering Corp. Ltd., Class A	14,000	10,994
China State Construction International Holdings Ltd.	12,000	16,450
China Taiping Insurance Holdings Co. Ltd.	7,000	14,625
China Tower Corp. Ltd., Class H(b)	16,900	25,530
China United Network Communications Ltd., Class A	13,500	10,809
China Vanke Co. Ltd., Class A(a)	2,000	1,908
CITIC Ltd.	19,000	27,277
Cosco Shipping Holdings Co. Ltd., Class A	4,300	9,223
Cosco Shipping Holdings Co. Ltd., Class H	12,500	21,781
CRRC Corp. Ltd., Class H	25,000	20,149
Security	Shares	Value
China (continued)
Fosun International Ltd.	23,500	$16,008
GCL Technology Holdings Ltd.(a)	28,000	4,506
Great Wall Motor Co. Ltd., Class H	12,500	29,971
Guotai Haitong Securities Co. Ltd., Class H(b)	6,800	14,280
Hengan International Group Co. Ltd.	2,500	7,976
Huaneng Power International Inc., Class H	12,000	8,622
Huayu Automotive Systems Co. Ltd., Class A	2,000	5,373
Industrial & Commercial Bank of China Ltd., Class A	7,400	7,724
Industrial & Commercial Bank of China Ltd., Class H	227,000	168,866
Industrial Bank Co. Ltd., Class A	3,000	9,443
Jiangsu Expressway Co. Ltd., Class H	4,000	4,722
Jiangxi Copper Co. Ltd., Class H	4,000	11,778
KE Holdings Inc., Class A	2,257	13,231
Lenovo Group Ltd.	30,000	43,068
New China Life Insurance Co. Ltd., Class H	3,400	21,155
Orient Overseas International Ltd.	500	8,761
People's Insurance Co. Group of China Ltd. (The), Class H	29,000	26,077
PetroChina Co. Ltd., Class H	42,000	40,669
Ping An Insurance Group Co. of China Ltd., Class H	23,500	171,095
Postal Savings Bank of China Co. Ltd., Class H(b)	47,000	32,731
SAIC Motor Corp. Ltd., Class A	2,700	7,114
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	10,000	7,557
Shanghai Pudong Development Bank Co. Ltd., Class A	5,000	9,572
Sinopharm Group Co. Ltd., Class H	5,600	13,495
Vipshop Holdings Ltd., ADR	1,917	32,091
Weichai Power Co. Ltd., Class H	10,000	21,022
Wens Foodstuff Group Co. Ltd., Class A	2,400	6,133
Xinyi Solar Holdings Ltd.(c)	30,000	13,064
Zhejiang Expressway Co. Ltd., Class H	2,000	1,768
ZTE Corp., Class H	3,400	15,367
		2,632,808
Egypt — 0.1%
Eastern Co. SAE	13,272	10,575
Greece — 0.7%
Alpha Bank SA	8,949	35,502
Jumbo SA	321	11,446
Piraeus Financial Holdings SA	1,862	14,410
		61,358
Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	950	8,176
Richter Gedeon Nyrt	774	23,478
		31,654
India — 13.9%
Aurobindo Pharma Ltd.	1,352	15,753
Bajaj Auto Ltd.	163	15,952
Bank of Baroda	5,531	14,611
Bharat Petroleum Corp. Ltd.	2,786	9,740
Canara Bank	11,272	13,275
Cipla Ltd.	1,280	23,072
Coal India Ltd.	2,324	9,877
DLF Ltd.	1,063	8,912
Dr Reddy's Laboratories Ltd.	2,828	40,444
Eicher Motors Ltd.	288	19,930
GAIL India Ltd.	4,457	8,752
HCL Technologies Ltd.	3,432	56,589
Hero MotoCorp Ltd.	277	15,973
Hindalco Industries Ltd.	3,624	28,961
Hindustan Petroleum Corp. Ltd.	2,563	10,930
Indian Oil Corp. Ltd.	5,565	8,624
Indus Towers Ltd.(a)	6,193	23,793
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
IndusInd Bank Ltd.(a)	728	$6,101
Info Edge India Ltd.	1,701	26,194
Infosys Ltd.	10,569	177,274
Jindal Steel Ltd.	903	9,687
JSW Steel Ltd.	1,032	12,030
LTIMindtree Ltd.(b)	72	4,189
Lupin Ltd.	625	13,442
Mahindra & Mahindra Ltd.	2,934	106,457
Maruti Suzuki India Ltd.	427	71,662
MRF Ltd.	6	9,588
NTPC Ltd.	16,372	60,836
Oil & Natural Gas Corp. Ltd.	12,646	33,516
Power Finance Corp. Ltd.	3,270	14,082
Punjab National Bank	10,056	11,509
REC Ltd.	2,918	11,592
Samvardhana Motherson International Ltd.	15,165	15,937
Shriram Finance Ltd.	2,686	17,690
State Bank of India	5,881	53,532
Sun Pharmaceutical Industries Ltd.	3,663	66,267
Tata Motors Ltd.	4,279	32,469
Tata Steel Ltd.	15,208	26,663
Tech Mahindra Ltd.	1,406	23,597
Union Bank of India Ltd.	12,136	17,184
Vedanta Ltd.	2,123	10,135
Wipro Ltd.	6,963	19,688
		1,176,509
Indonesia — 2.2%
Astra International Tbk PT	149,100	49,742
Bank Mandiri Persero Tbk PT	66,000	18,916
Bank Negara Indonesia Persero Tbk PT	22,300	5,920
Charoen Pokphand Indonesia Tbk PT	32,600	8,439
Indofood Sukses Makmur Tbk PT	19,200	8,678
Kalbe Farma Tbk PT	93,000	6,864
Telkom Indonesia Persero Tbk PT	392,000	74,983
United Tractors Tbk PT	7,600	11,241
		184,783
Kuwait — 0.2%
Mobile Telecommunications Co. KSCP	9,587	16,056
Malaysia — 0.7%
AMMB Holdings Bhd	4,000	5,106
CIMB Group Holdings Bhd	13,100	23,013
IOI Corp. Bhd	9,300	8,505
Kuala Lumpur Kepong Bhd	900	4,192
MISC Bhd	6,000	10,537
RHB Bank Bhd	4,000	6,190
		57,543
Mexico — 3.5%
Alfa SAB de CV, Class A	11,699	8,782
America Movil SAB de CV, Series B, Class B	109,542	109,046
Arca Continental SAB de CV	2,977	30,366
Cemex SAB de CV, NVS	50,028	45,272
Coca-Cola Femsa SAB de CV	3,591	30,487
Gruma SAB de CV, Class B	974	16,744
Grupo Bimbo SAB de CV, Series A, Class A	4,569	14,210
Grupo Mexico SAB de CV, Series B, Class B	5,369	35,195
Promotora y Operadora de Infraestructura SAB de CV	679	8,495
		298,597
Peru — 0.0%
Cia. de Minas Buenaventura SAA, ADR	151	2,890
Security	Shares	Value
Philippines — 0.3%
Ayala Corp.	1,220	$11,635
Metropolitan Bank & Trust Co.	6,820	8,348
PLDT Inc.	175	3,550
SM Investments Corp.	250	3,303
SM Prime Holdings Inc.	1,900	768
		27,604
Poland — 1.2%
Bank Polska Kasa Opieki SA	402	20,248
KGHM Polska Miedz SA(a)	392	13,770
LPP SA	1	4,738
ORLEN SA	1,768	37,781
PGE Polska Grupa Energetyczna SA(a)	7,254	22,608
		99,145
Qatar — 0.4%
Commercial Bank PSQC (The)	4,205	5,416
Industries Qatar QSC	2,930	10,328
Ooredoo QPSC	4,792	16,953
		32,697
Saudi Arabia — 3.9%
Almarai Co. JSC	1,417	17,932
Arab National Bank	2,129	13,312
Banque Saudi Fransi	2,156	9,297
Etihad Etisalat Co.	1,045	17,822
Jarir Marketing Co.	2,574	8,745
SABIC Agri-Nutrients Co.	309	9,988
Saudi Awwal Bank	2,396	19,230
Saudi Basic Industries Corp.	1,130	18,370
Saudi Electricity Co.	1,949	7,552
Saudi National Bank (The)	7,788	72,182
Saudi Telecom Co.	11,911	133,247
		327,677
South Africa — 4.1%
Absa Group Ltd.	1,714	18,353
Impala Platinum Holdings Ltd.(a)	1,610	14,609
MTN Group Ltd.	7,252	61,605
Naspers Ltd., Class N	447	147,475
Nedbank Group Ltd.	1,624	20,813
Old Mutual Ltd.	16,049	12,646
Pepkor Holdings Ltd.(b)	8,039	11,565
Reinet Investments SCA	481	14,600
Remgro Ltd.	1,710	16,450
Sasol Ltd.(a)	1,946	13,125
Vodacom Group Ltd.	2,481	19,996
		351,237
South Korea — 13.0%
DB Insurance Co. Ltd.	237	22,407
Hana Financial Group Inc.	1,067	62,901
Hankook Tire & Technology Co. Ltd.	416	11,992
Hyundai Mobis Co. Ltd.	329	75,131
Hyundai Motor Co.	494	77,769
Industrial Bank of Korea	1,155	15,790
Kia Corp.	1,166	88,224
Korea Electric Power Corp.	838	21,972
Korea Investment Holdings Co. Ltd.	146	14,086
LG Corp.	408	21,815
LG H&H Co. Ltd.(a)	26	5,520
LG Uplus Corp.	1,240	13,225
POSCO Holdings Inc.	183	37,355
Samsung SDI Co. Ltd.	255	37,790
SK Hynix Inc.	2,484	473,295
SK Inc.	229	33,960
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Value Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea (continued)
SK Square Co. Ltd.(a)	441	$46,771
Woori Financial Group Inc.	2,009	35,840
		1,095,843
Taiwan — 13.9%
Acer Inc.	7,000	6,732
ASE Technology Holding Co. Ltd.	10,000	48,565
Asia Vital Components Co. Ltd.	1,000	32,645
Asustek Computer Inc.	3,000	61,717
AUO Corp.	35,000	14,623
Catcher Technology Co. Ltd.	3,000	18,434
Cathay Financial Holding Co. Ltd.	25,000	50,062
Chailease Holding Co. Ltd.	3,060	11,613
Compal Electronics Inc.	20,000	17,989
Elite Material Co. Ltd.	1,000	39,582
Eva Airways Corp.	5,000	6,332
Evergreen Marine Corp. Taiwan Ltd.	7,000	42,307
Far Eastern New Century Corp.	5,000	4,505
Formosa Chemicals & Fibre Corp.	10,000	9,802
Formosa Plastics Corp.	10,000	12,699
Gigabyte Technology Co. Ltd.	2,000	17,983
Globalwafers Co. Ltd.	1,000	12,096
Hon Hai Precision Industry Co. Ltd.	46,000	303,690
Innolux Corp.	29,000	13,242
Inventec Corp.	5,000	6,688
KGI Financial Holding Co. Ltd.	56,560	28,084
Lite-On Technology Corp.	10,000	42,304
Micro-Star International Co. Ltd.	4,000	17,571
Nan Ya Plastics Corp.	9,000	12,668
Novatek Microelectronics Corp.	2,000	28,345
Pegatron Corp.	9,000	20,587
Quanta Computer Inc.	10,000	85,154
Synnex Technology International Corp.	2,000	4,290
TCC Group Holdings Co. Ltd.	10,000	7,325
Unimicron Technology Corp.	3,000	14,000
United Microelectronics Corp.	43,000	56,574
Wan Hai Lines Ltd.	3,000	8,100
Wistron Corp.	5,000	18,338
WPG Holdings Ltd.	5,000	10,900
Yageo Corp.	8,000	36,226
Yang Ming Marine Transport Corp.	10,000	18,802
Zhen Ding Technology Holding Ltd.	5,000	31,903
		1,172,477
Thailand — 1.1%
Charoen Pokphand Foods PCL, NVDR	28,500	19,282
CP Axtra PCL, NVDR	11,900	6,588
Kasikornbank PCL, NVDR	3,000	15,605
Krung Thai Bank PCL, NVDR	14,500	11,027
PTT Exploration & Production PCL, NVDR	4,600	15,907
PTT PCL, NVDR	14,300	13,692
SCB X PCL, NVDR	2,500	9,920
Siam Cement PCL (The), NVDR	300	1,997
		94,018
Turkey — 1.0%
Akbank TAS	14,398	23,901
Security	Shares	Value
Turkey (continued)
Turk Hava Yollari AO	4,938	$40,222
Turkiye Is Bankasi AS, Class C	27,838	10,191
Yapi ve Kredi Bankasi A/S(a)	11,788	9,427
		83,741
United Arab Emirates — 1.6%
Aldar Properties PJSC	6,587	17,229
Emaar Properties PJSC	20,357	79,805
Emirates NBD Bank PJSC	6,165	42,382
		139,416
Total Common Stocks — 96.6% (Cost: $7,107,694)		8,171,179
Preferred Stocks
Brazil — 1.1%
Centrais Eletricas Brasileiras SA, Preference Shares, NVS	682	6,003
Gerdau SA, Preference Shares, NVS	2,020	6,207
Petroleo Brasileiro SA - Petrobras, Preference Shares, NVS	14,668	84,136
		96,346
South Korea — 1.8%
Hyundai Motor Co.
Preference Shares, NVS	85	10,049
Series 2, Preference Shares, NVS	136	16,573
Samsung Electronics Co. Ltd., Preference Shares, NVS	2,969	120,547
		147,169
Total Preferred Stocks — 2.9% (Cost: $255,046)		243,515
Total Long-Term Investments — 99.5% (Cost: $7,362,740)		8,414,694
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	3,678	3,680
Total Short-Term Securities — 0.1% (Cost: $3,680)		3,680
Total Investments — 99.6% (Cost: $7,366,420)		8,418,374
Other Assets Less Liabilities — 0.4%		35,062
Net Assets — 100.0%		$8,453,436

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Value Factor ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 09/04/24(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$3,684 (b)	$—	$(4)	$—	$3,680	3,678	$2 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	0 (b)	—	—	—	—	—	96	—
				$(4)	$—	$3,680		$98	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
STOXX Europe 600 Index	1	09/19/25	$32	$206
Derivative Financial Instruments Categorized by Risk Exposure
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$206	$—	$—	$—	$206

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$357	$—	$—	$—	$357
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$206	$—	$—	$—	$206
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$32,237
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Emerging Markets Value Factor ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$821,051	$7,350,128	$—	$8,171,179
Preferred Stocks	96,346	147,169	—	243,515
Short-Term Securities
Money Market Funds	3,680	—	—	3,680
	$921,077	$7,497,297	$—	$8,418,374
Derivative Financial Instruments(a)
Assets
Equity Contracts	$206	$—	$—	$206

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Global Quality Factor ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.3%
Aristocrat Leisure Ltd.	3,820	$181,131
ASX Ltd.	1,170	47,793
BHP Group Ltd.	35,241	982,271
Brambles Ltd.	8,760	148,457
Cochlear Ltd.	416	81,917
Computershare Ltd.	3,711	92,352
Fortescue Ltd.	10,482	132,211
James Hardie Industries PLC(a)	2,844	57,759
Medibank Pvt Ltd.	17,640	58,767
Pro Medicus Ltd.	586	113,822
REA Group Ltd.	434	71,076
Rio Tinto Ltd.	2,332	176,152
Wesfarmers Ltd.	7,519	450,377
		2,594,085
Austria — 0.0%
Verbund AG	396	28,241
Belgium — 0.0%
Lotus Bakeries NV	3	29,419
Brazil — 0.2%
Ambev SA	30,391	69,225
B3 SA - Brasil Bolsa Balcao	35,759	85,608
BB Seguridade Participacoes SA	7,177	43,444
Caixa Seguridade Participacoes S/A	5,594	14,548
CPFL Energia SA	1,122	8,147
Localiza Rent a Car SA	7,050	46,602
PRIO SA(a)	6,495	45,366
WEG SA	12,647	87,846
		400,786
Canada — 0.6%
Brookfield Asset Management Ltd., Class A	2,671	160,744
Canadian National Railway Co.	3,209	310,654
Celestica Inc.(a)	790	153,875
CGI Inc.	1,286	124,878
Constellation Software Inc./Canada	121	400,911
Toromont Industries Ltd.	494	51,650
		1,202,712
China — 1.4%
Aier Eye Hospital Group Co. Ltd., Class A	3,600	6,771
Anhui Gujing Distillery Co. Ltd., Class B	1,000	14,277
Anker Innovations Technology Co. Ltd., Class A	200	3,938
ANTA Sports Products Ltd.	8,400	104,517
Bosideng International Holdings Ltd.	42,000	24,309
Changchun High-Tech Industry Group Co. Ltd., Class A	100	1,447
China Feihe Ltd.(b)	27,000	15,282
China Resources Beer Holdings Co. Ltd.	9,000	32,604
China Resources Mixc Lifestyle Services Ltd.(b)	4,200	21,067
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	130	556
CSPC Pharmaceutical Group Ltd.	50,000	64,997
Eastroc Beverage Group Co. Ltd., Class A	200	8,674
Eoptolink Technology Inc. Ltd., Class A	400	19,922
Focus Media Information Technology Co. Ltd., Class A	3,900	4,550
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,200	12,813
Fuyao Glass Industry Group Co. Ltd., Class A	900	8,297
Fuyao Glass Industry Group Co. Ltd., Class H(b)	3,600	31,770
Giant Biogene Holding Co. Ltd.(b)	3,200	22,288
Goneo Group Co. Ltd., Class A	500	3,311
Gree Electric Appliances Inc. of Zhuhai, Class A	900	5,386
Security	Shares	Value
China (continued)
Hansoh Pharmaceutical Group Co. Ltd.(b)	8,000	$37,162
Hithink RoyalFlush Information Network Co. Ltd., Class A	300	17,399
Imeik Technology Development Co. Ltd., Class A	100	2,725
Jiangsu Hengli Hydraulic Co. Ltd., Class A	200	2,506
Jiangsu Yanghe Distillery Co. Ltd., Class A	1,000	10,382
Kuaishou Technology(a)(b)	18,300	179,365
Kweichow Moutai Co. Ltd., Class A	700	145,614
Lenovo Group Ltd.	60,000	86,135
Luxshare Precision Industry Co. Ltd., Class A	2,500	16,122
Luzhou Laojiao Co. Ltd., Class A	800	15,423
Midea Group Co. Ltd., Class A	1,000	10,349
MINISO Group Holding Ltd.	2,600	15,871
NARI Technology Co. Ltd., Class A	4,500	13,756
NAURA Technology Group Co. Ltd., Class A	270	14,111
NetEase Inc.	12,500	342,760
Ningbo Deye Technology Co. Ltd., Class A	140	1,270
Nongfu Spring Co. Ltd., Class H(b)	18,600	120,307
PDD Holdings Inc., ADR(a)	5,764	692,948
Pop Mart International Group Ltd.(b)	4,000	166,269
Qfin Holdings Inc.	783	22,801
Shaanxi Coal Industry Co. Ltd., Class A	3,800	10,875
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	400	3,366
Shanghai Baosight Software Co. Ltd., Class A	1,200	4,268
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	280	6,019
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	600	17,040
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	800	27,288
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	1,000	8,765
Sungrow Power Supply Co. Ltd., Class A	400	5,609
Suzhou TFC Optical Communication Co. Ltd., Class A	560	15,544
Tingyi Cayman Islands Holding Corp.	12,000	17,053
Tsingtao Brewery Co. Ltd., Class H	4,000	26,012
Vipshop Holdings Ltd., ADR	2,233	37,380
Want Want China Holdings Ltd.	26,000	18,077
Wuliangye Yibin Co. Ltd., Class A	1,900	34,572
WUS Printed Circuit Kunshan Co. Ltd., Class A	900	8,640
WuXi AppTec Co. Ltd., Class A	700	10,139
WuXi AppTec Co. Ltd., Class H(b)	2,100	29,263
Yadea Group Holdings Ltd.(b)	6,000	10,466
Yealink Network Technology Corp. Ltd., Class A	1,600	8,487
Yutong Bus Co. Ltd., Class A	400	1,552
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	400	11,756
Zhongji Innolight Co. Ltd., Class A	500	24,826
		2,657,048
Denmark — 1.0%
Carlsberg A/S, Class B	563	68,864
Coloplast A/S, Class B	918	88,308
Genmab A/S(a)	426	106,325
Novo Nordisk A/S, Class B	29,467	1,665,163
Pandora A/S	562	77,694
Rockwool AS, Class B	611	23,092
		2,029,446
Egypt — 0.0%
Commercial International Bank - Egypt (CIB)	18,414	36,822
Eastern Co. SAE	13,655	10,880
		47,702
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Finland — 0.2%
Elisa OYJ	877	$46,752
Kone OYJ, Class B	2,961	186,240
Metso OYJ	3,625	46,920
Orion OYJ, Class B	868	69,341
Wartsila OYJ Abp	3,277	96,058
		445,311
France — 0.7%
FDJ UNITED	473	15,225
Hermes International SCA	238	582,899
L'Oreal SA	1,596	745,150
		1,343,274
Germany — 0.4%
CTS Eventim AG & Co. KGaA	440	41,245
GEA Group AG	897	65,290
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	797	508,407
Nemetschek SE	368	50,839
Rational AG	39	29,071
		694,852
Greece — 0.1%
Hellenic Telecommunications Organization SA	1,178	21,913
Jumbo SA	904	32,235
OPAP SA	1,723	38,668
		92,816
Hong Kong — 0.4%
Hong Kong Exchanges & Clearing Ltd.	8,900	521,435
SITC International Holdings Co. Ltd.	12,000	42,301
Techtronic Industries Co. Ltd.	9,000	116,392
		680,128
Hungary — 0.0%
Richter Gedeon Nyrt	996	30,212
India — 1.8%
ABB India Ltd.	384	21,782
Alkem Laboratories Ltd.	250	15,025
APL Apollo Tubes Ltd.	1,033	18,802
Asian Paints Ltd.	2,963	84,640
Astral Ltd.	709	10,940
Bajaj Auto Ltd.	503	49,227
Bharat Electronics Ltd.	28,293	118,556
Bosch Ltd.	48	21,763
Britannia Industries Ltd.	1,017	67,137
CG Power & Industrial Solutions Ltd.	4,474	35,264
Cipla Ltd.	3,547	63,935
Coal India Ltd.	17,591	74,758
Colgate-Palmolive India Ltd.	1,367	36,160
Cummins India Ltd.	1,098	47,611
Dabur India Ltd.	3,446	20,364
Dixon Technologies India Ltd.	302	57,211
Dr Reddy's Laboratories Ltd.	3,661	52,357
Eicher Motors Ltd.	971	67,196
Havells India Ltd.	1,656	28,678
HCL Technologies Ltd.	7,174	118,289
HDFC Asset Management Co. Ltd.(b)	823	50,987
Hero MotoCorp Ltd.	865	49,881
Hindustan Aeronautics Ltd.	1,578	77,590
Hindustan Unilever Ltd.	5,817	175,416
Hyundai Motor India Ltd.	1,606	44,856
ICICI Lombard General Insurance Co. Ltd.(b)	1,608	33,573
Indian Railway Catering & Tourism Corp. Ltd.	1,823	14,311
Indus Towers Ltd.(a)	8,747	33,606
Security	Shares	Value
India (continued)
Infosys Ltd.	26,574	$445,725
ITC Ltd.	24,017	111,637
LTIMindtree Ltd.(b)	520	30,251
Mankind Pharma Ltd.	867	24,317
Marico Ltd.	4,445	36,566
Maruti Suzuki India Ltd.	758	127,213
Mphasis Ltd.	643	20,287
Nestle India Ltd.	6,758	88,640
NMDC Ltd.	20,997	16,402
Oracle Financial Services Software Ltd.	190	17,871
Page Industries Ltd.	58	29,175
Persistent Systems Ltd.	759	45,607
Petronet LNG Ltd.	5,125	15,658
PI Industries Ltd.	512	21,464
Pidilite Industries Ltd.	1,073	37,108
Polycab India Ltd.	344	27,685
SBI Life Insurance Co. Ltd.(b)	2,889	59,132
Siemens Ltd.	554	19,246
Solar Industries India Ltd.	197	30,793
Sun Pharmaceutical Industries Ltd.	6,167	111,567
Supreme Industries Ltd.	419	21,241
Tata Consultancy Services Ltd.	9,101	318,276
Tata Elxsi Ltd.	285	16,913
Titan Co. Ltd.	2,280	93,855
Torrent Pharmaceuticals Ltd.	751	30,300
United Spirits Ltd.	1,813	26,965
Varun Beverages Ltd.	8,149	45,041
Wipro Ltd.	16,114	45,563
Zydus Lifesciences Ltd.	1,598	17,798
		3,422,211
Indonesia — 0.1%
Bank Central Asia Tbk PT	395,600	193,808
Kalbe Farma Tbk PT	158,000	11,661
Sumber Alfaria Trijaya Tbk PT	136,200	18,171
United Tractors Tbk PT	7,100	10,502
		234,142
Israel — 0.1%
Check Point Software Technologies Ltd.(a)	725	140,026
Italy — 0.4%
Ferrari NV	1,104	525,380
FinecoBank Banca Fineco SpA	4,119	90,420
Moncler SpA	1,573	91,556
		707,356
Japan — 2.3%
Advantest Corp.	5,600	428,229
Asics Corp.	4,400	118,279
Bandai Namco Holdings Inc.	3,800	130,652
Capcom Co. Ltd.	2,200	59,367
Chugai Pharmaceutical Co. Ltd.	4,600	203,280
Daifuku Co. Ltd.	2,200	69,243
Daito Trust Construction Co. Ltd.	300	31,924
Disco Corp.	700	191,524
Fast Retailing Co. Ltd.	1,200	375,095
Fujitsu Ltd.	11,500	276,738
Hoya Corp.	2,400	309,904
Japan Exchange Group Inc.	6,500	67,939
Kobe Bussan Co. Ltd.	900	25,313
Lasertec Corp.	800	83,056
MonotaRO Co. Ltd.	1,900	32,738
MS&AD Insurance Group Holdings Inc.	9,100	211,683
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Nomura Research Institute Ltd.	2,300	$90,285
Obic Co. Ltd.	2,100	74,254
Oracle Corp./Japan	400	41,401
Otsuka Corp.	1,400	28,752
Recruit Holdings Co. Ltd.	9,300	532,177
SCREEN Holdings Co. Ltd.	500	37,796
Tokio Marine Holdings Inc.	13,300	570,410
Tokyo Electron Ltd.	3,500	476,651
Trend Micro Inc./Japan	900	47,699
ZOZO Inc.	3,800	35,310
		4,549,699
Malaysia — 0.0%
MR DIY Group M Bhd(b)	36,500	12,776
Nestle Malaysia Bhd	800	17,997
Petronas Dagangan Bhd	800	4,010
		34,783
Mexico — 0.1%
Gruma SAB de CV, Class B	1,095	18,825
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	2,340	29,927
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,324	55,890
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,264	41,243
Qualitas Controladora SAB de CV	1,635	14,743
Wal-Mart de Mexico SAB de CV	36,288	108,332
		268,960
Netherlands — 1.9%
Adyen NV(a)(b)	180	302,251
ASM International NV	295	141,650
ASML Holding NV	3,632	2,697,096
BE Semiconductor Industries NV	622	83,782
CVC Capital Partners PLC(b)	1,348	27,210
Universal Music Group NV	9,958	281,505
Wolters Kluwer NV	1,643	206,975
		3,740,469
Norway — 0.1%
Gjensidige Forsikring ASA	1,329	36,920
Kongsberg Gruppen ASA	3,395	101,396
		138,316
Peru — 0.0%
Southern Copper Corp.	701	67,351
Philippines — 0.0%
Manila Electric Co.	1,190	11,141
Poland — 0.1%
Budimex SA	127	18,577
Dino Polska SA(a)(b)	3,820	47,664
mBank SA(a)	97	23,431
		89,672
Saudi Arabia — 0.3%
Arabian Internet & Communications Services Co.	247	15,894
Bupa Arabia for Cooperative Insurance Co.	606	23,578
Co. for Cooperative Insurance (The)	409	12,752
Dr Sulaiman Al Habib Medical Services Group Co.	456	29,289
Elm Co.	220	50,277
Jarir Marketing Co.	5,636	19,147
Mouwasat Medical Services Co.	432	8,333
Nahdi Medical Co.	417	12,847
SAL Saudi Logistics Services	251	11,337
Saudi Arabian Oil Co.(b)	44,189	279,005
Saudi Tadawul Group Holding Co.	307	13,931
Security	Shares	Value
Saudi Arabia (continued)
Saudi Telecom Co.	12,324	$137,867
		614,257
Singapore — 0.1%
Singapore Exchange Ltd.	7,200	92,950
Yangzijiang Shipbuilding Holdings Ltd.	20,500	46,449
		139,399
South Africa — 0.2%
Capitec Bank Holdings Ltd.	651	131,681
Clicks Group Ltd.	2,195	46,429
Gold Fields Ltd.	5,844	194,532
OUTsurance Group Ltd.	7,109	30,612
Sanlam Ltd.	11,879	61,415
		464,669
South Korea — 0.1%
Coway Co. Ltd.	332	24,786
Hanmi Semiconductor Co. Ltd.	312	19,251
HD Hyundai Electric Co. Ltd.	147	51,549
Krafton Inc.(a)	171	40,208
Samsung Fire & Marine Insurance Co. Ltd.	189	60,153
Samyang Foods Co. Ltd.	32	35,831
		231,778
Spain — 0.2%
Industria de Diseno Textil SA	8,407	415,805
Sweden — 0.7%
AddTech AB, Class B	1,666	58,423
Alfa Laval AB	1,816	82,675
Atlas Copco AB, Class A	20,230	322,971
Atlas Copco AB, Class B	11,755	167,159
Epiroc AB, Class A	4,307	90,007
Epiroc AB, Class B	2,485	46,249
Evolution AB(b)	1,222	105,866
Lifco AB, Class B	1,372	48,757
Sandvik AB	6,924	175,109
Volvo AB, Class B	9,672	297,588
		1,394,804
Switzerland — 4.3%
ABB Ltd., Registered	12,083	810,903
EMS-Chemie Holding AG, Registered	54	41,440
Geberit AG, Registered	301	220,714
Givaudan SA, Registered	57	240,060
Kuehne + Nagel International AG, Registered	345	70,333
Logitech International SA, Registered	1,197	123,599
Nestle SA, Registered	16,173	1,525,608
Novartis AG, Registered	14,005	1,772,642
Partners Group Holding AG	198	271,915
Roche Holding AG, Bearer	297	102,000
Roche Holding AG, NVS	6,157	2,007,663
Schindler Holding AG, Participation Certificates, NVS	282	104,820
Schindler Holding AG, Registered	154	55,077
Sonova Holding AG, Registered	345	100,494
Straumann Holding AG	838	98,196
VAT Group AG(b)	211	69,004
Zurich Insurance Group AG	931	680,333
		8,294,801
Taiwan — 4.6%
Accton Technology Corp.	4,000	131,689
Advantech Co. Ltd.	3,000	33,523
Airtac International Group	1,000	25,616
Alchip Technologies Ltd.	1,000	130,873
Asia Vital Components Co. Ltd.	2,000	65,289
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Taiwan (continued)
Delta Electronics Inc.	12,000	$276,453
Eclat Textile Co. Ltd.	1,000	13,034
Elite Material Co. Ltd.	2,000	79,164
eMemory Technology Inc.	1,000	67,028
Feng TAY Enterprise Co. Ltd.	2,000	7,652
Fortune Electric Co. Ltd.	1,100	23,045
Global Unichip Corp.	1,000	43,126
International Games System Co. Ltd.	2,000	49,853
Jentech Precision Industrial Co. Ltd.	1,000	67,759
Lotes Co. Ltd.	1,000	47,013
MediaTek Inc.	11,000	488,796
Nien Made Enterprise Co. Ltd.	1,000	14,077
Novatek Microelectronics Corp.	4,000	56,690
Quanta Computer Inc.	17,000	144,762
Realtek Semiconductor Corp.	4,000	69,496
Taiwan Semiconductor Manufacturing Co. Ltd.	187,000	7,003,409
Voltronic Power Technology Corp.	1,000	32,132
Wiwynn Corp.	1,000	95,978
		8,966,457
Thailand — 0.1%
Advanced Info Service PCL, NVDR	7,000	63,654
Bumrungrad Hospital PCL, NVDR	4,500	24,713
Delta Electronics Thailand PCL, NVDR	22,900	105,996
		194,363
Turkey — 0.0%
Ford Otomotiv Sanayi AS	5,102	13,866
United Arab Emirates — 0.1%
Abu Dhabi Islamic Bank PJSC	9,762	56,685
Abu Dhabi National Oil Co. for Distribution PJSC	15,300	15,663
ADNOC Drilling Co. PJSC	29,870	44,810
Adnoc Gas PLC	44,568	40,374
Americana Restaurants International PLC - Foreign Co.	22,396	11,829
Emaar Development PJSC	8,950	35,893
		205,254
United Kingdom — 3.7%
Admiral Group PLC	2,262	110,845
AstraZeneca PLC	11,248	1,793,092
Auto Trader Group PLC(b)	7,576	82,271
Compass Group PLC	11,820	401,735
Diageo PLC	14,302	396,649
Experian PLC	5,995	310,754
GSK PLC	35,670	704,842
Halma PLC	2,550	113,366
Hikma Pharmaceuticals PLC	1,126	27,202
Imperial Brands PLC	6,423	271,261
Intertek Group PLC	1,016	64,442
Next PLC	975	157,558
Reckitt Benckiser Group PLC	5,100	381,314
RELX PLC	14,502	677,383
Rio Tinto PLC	7,239	452,523
Sage Group PLC (The)	7,585	111,265
Unilever PLC	18,554	1,170,480
Wise PLC, Class A(a)	5,901	84,065
		7,311,047
United States — 72.0%
Abbott Laboratories	12,700	1,684,782
Accenture PLC, Class A	4,858	1,262,934
Adobe Inc.(a)	4,072	1,452,482
Aflac Inc.	3,429	366,423
Agilent Technologies Inc.	1,857	233,351
Security	Shares	Value
United States (continued)
Allegion PLC	675	$114,615
Alphabet Inc., Class A	30,203	6,430,521
Alphabet Inc., Class C, NVS	25,617	5,469,998
American Financial Group Inc./OH	421	57,197
Ameriprise Financial Inc.	740	380,959
Amphenol Corp., Class A	8,293	902,776
Aon PLC, Class A	1,268	465,356
Apple Inc.	44,416	10,310,730
Applied Materials Inc.	6,721	1,080,468
Arch Capital Group Ltd.	2,368	216,743
Arista Networks Inc.(a)	8,706	1,188,804
Autodesk Inc.(a)	1,848	581,566
Automatic Data Processing Inc.	3,765	1,144,748
Avery Dennison Corp.	541	92,863
Best Buy Co. Inc.	1,636	120,475
Broadridge Financial Solutions Inc.	856	218,811
Brown-Forman Corp., Class B, NVS	1,299	38,892
Cadence Design Systems Inc.(a)	1,892	663,014
Carlisle Companies Inc.	332	128,115
Caterpillar Inc.	3,555	1,489,687
Cboe Global Markets Inc.	672	158,558
CDW Corp.	917	151,085
CH Robinson Worldwide Inc.	796	102,445
Chipotle Mexican Grill Inc., Class A(a)	11,383	479,680
Church & Dwight Co. Inc.	1,537	143,187
Cintas Corp.	3,175	666,845
Cisco Systems Inc.	26,633	1,840,074
Coca-Cola Co. (The)	32,019	2,208,991
Cognizant Technology Solutions Corp., Class A	3,157	228,093
Copart Inc.(a)(c)	5,974	291,591
Costco Wholesale Corp.	3,473	3,276,150
Cummins Inc.	1,031	410,792
Deckers Outdoor Corp.(a)(c)	1,346	161,022
Dexcom Inc.(a)	2,596	195,583
Dick's Sporting Goods Inc.	396	84,269
DocuSign Inc., Class A(a)	1,320	101,191
DR Horton Inc.	1,716	290,828
Dynatrace Inc.(a)	1,932	97,759
Eaton Corp. PLC	2,553	891,354
Edwards Lifesciences Corp.(a)	3,605	293,231
Eli Lilly & Co.	5,678	4,159,589
EMCOR Group Inc.	388	240,560
Erie Indemnity Co., Class A, NVS	210	74,420
Expand Energy Corp.	1,373	132,879
Expeditors International of Washington Inc.	1,150	138,621
F5 Inc.(a)(c)	389	121,811
FactSet Research Systems Inc.	264	98,556
Fastenal Co.	9,602	476,835
Ferguson Enterprises Inc.	1,329	307,198
Fortinet Inc.(a)	6,070	478,134
Garmin Ltd.	1,032	249,558
Gartner Inc.(a)	527	132,377
GE HealthCare Technologies Inc., NVS(a)(c)	2,969	218,904
General Electric Co.	9,244	2,543,949
General Mills Inc.	3,387	167,081
Graco Inc.	1,132	96,661
Hershey Co. (The)	1,294	237,773
Honeywell International Inc.	4,137	908,072
Howmet Aerospace Inc.(c)	2,615	455,272
Hubbell Inc., Class B	372	160,328
IDEXX Laboratories Inc.(a)	756	489,200
Illinois Tool Works Inc.	1,988	526,124
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Jabil Inc.	688	$140,923
Jack Henry & Associates Inc.	506	82,610
Johnson & Johnson	17,550	3,109,333
Kellanova	2,067	164,327
KLA Corp.	981	855,432
Lam Research Corp.	11,726	1,174,359
Leidos Holdings Inc.	780	141,118
Lennox International Inc.	256	142,812
Lockheed Martin Corp.	1,253	570,904
Lululemon Athletica Inc.(a)	1,041	210,490
Marsh & McLennan Companies Inc.	3,151	648,507
Mastercard Inc., Class A	5,328	3,171,705
Merck & Co. Inc.	22,331	1,878,484
Meta Platforms Inc., Class A	14,421	10,652,793
Microsoft Corp.	20,053	10,160,655
Molina Healthcare Inc.(a)	408	73,779
Monolithic Power Systems Inc.	432	361,048
Monster Beverage Corp.(a)	5,692	355,238
Moody's Corp.	1,183	603,046
NetApp Inc.	1,466	165,350
Netflix Inc.(a)	3,586	4,332,784
Nike Inc., Class B	8,703	673,351
Nvidia Corp.	68,372	11,909,035
NVR Inc.(a)	27	219,177
Old Dominion Freight Line Inc.	1,498	226,153
Omnicom Group Inc.	1,363	106,764
PACCAR Inc.	3,118	311,738
Parker-Hannifin Corp.	791	600,646
Paychex Inc.	3,156	440,120
Paycom Software Inc.	442	100,400
PayPal Holdings Inc.(a)	6,011	421,912
Pentair PLC	1,025	110,218
PepsiCo Inc.	9,432	1,402,067
Pool Corp.	294	91,349
Procter & Gamble Co. (The)	17,810	2,796,882
Progressive Corp. (The)	3,968	980,334
Public Storage	1,050	309,320
PulteGroup Inc.	1,518	200,406
Qualcomm Inc.	9,077	1,458,946
ResMed Inc.	1,043	286,314
Rockwell Automation Inc.	710	243,835
Rollins Inc.	2,468	139,541
Sherwin-Williams Co. (The)	1,540	563,378
Snap-on Inc.	348	113,184
Super Micro Computer Inc.(a)	3,365	139,782
Synopsys Inc.(a)	961	579,983
T Rowe Price Group Inc.	1,583	170,362
Target Corp.	2,758	264,713
Teradyne Inc.	1,059	125,216
Texas Instruments Inc.	6,192	1,253,756
Texas Pacific Land Corp.	187	174,561
TJX Companies Inc. (The)	7,708	1,052,990
Tractor Supply Co.	3,830	236,541
Trane Technologies PLC	1,800	748,080
Uber Technologies Inc.(a)	12,381	1,160,719
Ulta Beauty Inc.(a)	369	181,817
Security	Shares	Value
United States (continued)
Union Pacific Corp.	4,333	$968,729
United Therapeutics Corp.(a)	284	86,552
UnitedHealth Group Inc.	6,876	2,130,666
Veeva Systems Inc., Class A(a)	924	248,741
Veralto Corp.	2,007	213,123
Vertex Pharmaceuticals Inc.(a)	1,707	667,471
Visa Inc., Class A	16,173	5,689,338
Waters Corp.(a)(c)	465	140,337
Watsco Inc.	232	93,352
West Pharmaceutical Services Inc.	459	113,350
Williams-Sonoma Inc.	1,133	213,219
WW Grainger Inc.	409	414,522
Zoetis Inc.	3,729	583,216
		140,934,843
Total Common Stocks — 99.6% (Cost: $183,972,325)		194,861,501
Preferred Stocks
Brazil — 0.1%
Cia Energetica de Minas Gerais, Preference Shares, NVS	8,147	16,694
Itausa SA, Preference Shares, NVS	34,693	71,794
		88,488
Total Preferred Stocks — 0.1% (Cost: $81,263)		88,488
Total Long-Term Investments — 99.7% (Cost: $184,053,588)		194,949,989
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	1,382,015	1,382,706
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	210,000	210,000
Total Short-Term Securities — 0.8% (Cost: $1,592,706)		1,592,706
Total Investments — 100.5% (Cost: $185,646,294)		196,542,695
Liabilities in Excess of Other Assets — (0.5)%		(893,013)
Net Assets — 100.0%		$195,649,682

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
16

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/11/24(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,382,707 (b)	$—	$(1)	$—	$1,382,706	1,382,015	$118 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	210,000 (b)	—	—	—	210,000	210,000	7,186	—
iShares MSCI India ETF(d)	—	3,965,167	(3,866,757)	(98,410)	—	—	—	1,494	—
iShares MSCI Saudi Arabia ETF(d)	—	668,355	(666,125)	(2,230)	—	—	—	5,315	—
iShares MSCI Taiwan ETF(d)	—	4,537,802	(4,292,475)	(245,327)	—	—	—	6,377	1,429
				$(345,968)	$—	$1,592,706		$20,490	$1,429

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini S&P 500 Index	16	09/19/25	$518	$5,296
Micro Euro STOXX 50 Index	19	09/19/25	119	(2,231)
				$3,065
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,296	$—	$—	$—	$5,296
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,231	$—	$—	$—	$2,231

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Quality Factor ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,869	$—	$—	$—	$1,869
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,065	$—	$—	$—	$3,065
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$637,007
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$144,256,585	$50,604,916	$—	$194,861,501
Preferred Stocks	88,488	—	—	88,488
Short-Term Securities
Money Market Funds	1,592,706	—	—	1,592,706
	$145,937,779	$50,604,916	$—	$196,542,695
Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,296	$—	$—	$5,296
Liabilities
Equity Contracts	(2,231)	—	—	(2,231)
	$3,065	$—	$—	$3,065

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
18

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Emerging Markets Quality Factor ETF	iShares MSCI Emerging Markets Value Factor ETF	iShares MSCI Global Quality Factor ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$8,768,617	$8,414,694	$194,949,989
Investments, at value—affiliated(c)	9,600	3,680	1,592,706
Cash	6,809	4,784	63,594
Cash pledged for futures contracts	—	2,594	43,000
Foreign currency, at value(d)	21,021	24,074	180,886
Receivables:
Investments sold	—	8,573	1,046
Securities lending income—affiliated	13	2	29
Capital shares sold	—	—	19,382
Dividends—unaffiliated	9,472	18,212	179,448
Dividends—affiliated	—	5	1,097
Tax reclaims	1,198	1,247	67,045
Variation margin on futures contracts	—	208	—
Total assets	8,816,730	8,478,073	197,098,222
LIABILITIES
Collateral on securities loaned, at value	9,600	3,680	1,382,706
Payables:
Investments purchased	—	18,449	19,353
Deferred foreign capital gain tax	—	—	9,694
Investment advisory fees	2,592	2,508	32,241
Variation margin on futures contracts	—	—	4,546
Total liabilities	12,192	24,637	1,448,540
Commitments and contingent liabilities
NET ASSETS	$8,804,538	$8,453,436	$195,649,682
NET ASSETS CONSIST OF
Paid-in capital	$7,732,391	$7,365,090	$186,458,357
Accumulated earnings	1,072,147	1,088,346	9,191,325
NET ASSETS	$8,804,538	$8,453,436	$195,649,682
NET ASSET VALUE
Shares outstanding	320,000	300,000	7,500,000
Net asset value	$27.51	$28.18	$26.09
Shares authorized	Unlimited	Unlimited	Unlimited
Par value	None	None	None
(a) Investments, at cost—unaffiliated	$7,822,886	$7,362,740	$184,053,588
(b) Securities loaned, at value	$9,020	$3,484	$1,351,427
(c) Investments, at cost—affiliated	$9,600	$3,680	$1,592,706
(d) Foreign currency, at cost	$21,086	$24,063	$180,638
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Period Ended August 31, 2025

	iShares MSCI Emerging Markets Quality Factor ETF(a)	iShares MSCI Emerging Markets Value Factor ETF(a)	iShares MSCI Global Quality Factor ETF(b)
INVESTMENT INCOME
Dividends—unaffiliated	$232,271	$353,281	$1,945,771
Dividends—affiliated	98	96	20,372
Interest—unaffiliated	182	125	423
Securities lending income—affiliated—net	2	2	118
Foreign taxes withheld	(24,299)	(40,079)	(111,996)
Total investment income	208,254	313,425	1,854,688
EXPENSES
Investment advisory	27,432	26,539	259,972
Interest expense	214	225	143
Commitment costs	100	97	—
Total expenses	27,746	26,861	260,115
Less:
Investment advisory fees waived	—	—	(21,429)
Total expenses after fees waived	27,746	26,861	238,686
Net investment income	180,508	286,564	1,616,002
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(c)	91,646	(30,194)	(1,791,503)
Investments—affiliated	—	(4)	(361,112)
Capital gain distributions from underlying funds—affiliated	—	—	1,429
Foreign currency transactions	(4,126)	(3,932)	24,593
Futures contracts	—	357	1,869
In-kind redemptions—unaffiliated(d)	—	—	732,908
In-kind redemptions—affiliated(d)	—	—	15,144
	87,520	(33,773)	(1,376,672)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(e)	945,731	1,051,954	10,886,707
Foreign currency translations	—	54	4,606
Futures contracts	—	206	3,065
	945,731	1,052,214	10,894,378
Net realized and unrealized gain	1,033,251	1,018,441	9,517,706
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,213,759	$1,305,005	$11,133,708
(a) For the period from September 04, 2024 (commencement of operations) to August 31, 2025.
(b) For the period from December 11, 2024 (commencement of operations) to August 31, 2025.
(c) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(1,012)	$—	$—
(d) See Note 2 of the Notes to Financial Statements.
(e) Net of increase in deferred foreign capital gain tax of	$—	$—	$(9,694)
See notes to financial statements.
Statements of Operations
20

Statements of Changes in Net Assets

	iShares MSCI Emerging Markets Quality Factor ETF	iShares MSCI Emerging Markets Value Factor ETF
	Period From 09/04/24(a) to 08/31/25	Period From 09/04/24(a) to 08/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$180,508	$286,564
Net realized gain (loss)	87,520	(33,773)
Net change in unrealized appreciation (depreciation)	945,731	1,052,214
Net increase in net assets resulting from operations	1,213,759	1,305,005
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(141,612)	(216,659)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,732,391	7,365,090
NET ASSETS
Total increase in net assets	8,804,538	8,453,436
Beginning of period	—	—
End of period	$8,804,538	$8,453,436

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

iShares MSCI Global Quality Factor ETF
Period From 12/11/24(a) to 08/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,616,002
Net realized loss	(1,376,672)
Net change in unrealized appreciation (depreciation)	10,894,378
Net increase in net assets resulting from operations	11,133,708
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,234,283)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	185,750,257
NET ASSETS
Total increase in net assets	195,649,682
Beginning of period	—
End of period	$195,649,682

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
22

Financial Highlights
(For a share outstanding throughout the period)

iShares MSCI Emerging Markets Quality Factor ETF
Period From 09/04/24(a) to 08/31/25
Net asset value, beginning of period	$24.12
Net investment income(b)	0.57
Net realized and unrealized gain(c)	3.26
Net increase from investment operations	3.83
Distributions from net investment income(d)	(0.44)
Net asset value, end of period	$27.51
Total Return(e)
Based on net asset value	16.07%(f)
Ratios to Average Net Assets(g)
Total expenses	0.35%(h)
Net investment income	2.30%(h)
Supplemental Data
Net assets, end of period (000)	$8,805
Portfolio turnover rate(i)	41%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
23
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout the period)

iShares MSCI Emerging Markets Value Factor ETF
Period From 09/04/24(a) to 08/31/25
Net asset value, beginning of period	$24.46
Net investment income(b)	0.97
Net realized and unrealized gain(c)	3.47
Net increase from investment operations	4.44
Distributions from net investment income(d)	(0.72)
Net asset value, end of period	$28.18
Total Return(e)
Based on net asset value	18.40%(f)
Ratios to Average Net Assets(g)
Total expenses	0.35%(h)
Net investment income	3.78%(h)
Supplemental Data
Net assets, end of period (000)	$8,453
Portfolio turnover rate(i)	41%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
24

Financial Highlights(continued)
(For a share outstanding throughout the period)

iShares MSCI Global Quality Factor ETF
Period From 12/11/24(a) to 08/31/25
Net asset value, beginning of period	$25.12
Net investment income(b)	0.22
Net realized and unrealized gain(c)	0.91
Net increase from investment operations	1.13
Distributions from net investment income(d)	(0.16)
Net asset value, end of period	$26.09
Total Return(e)
Based on net asset value	4.52%(f)
Ratios to Average Net Assets(g)
Total expenses	0.20%(h)
Total expenses after fees waived	0.18%(h)
Net investment income	1.24%(h)
Supplemental Data
Net assets, end of period (000)	$195,650
Portfolio turnover rate(i)	22%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Emerging Markets Quality Factor(a)	Non-diversified
MSCI Emerging Markets Value Factor(a)	Non-diversified
MSCI Global Quality Factor(b)	Non-diversified

(a)	The Fund commenced operations on September 04, 2024.
(b)	The Fund commenced operations on December 11, 2024.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Emerging Markets Quality Factor
HSBC Bank PLC	$9,020	$(9,020)	$—	$—
MSCI Emerging Markets Value Factor
J.P. Morgan Securities LLC	$3,484	$(3,484)	$—	$—
MSCI Global Quality Factor
BNP Paribas SA	$213,817	$(213,817)	$—	$—
BofA Securities, Inc.	742,378	(742,378)	—	—
Citigroup Global Markets, Inc.	118,993	(118,993)	—	—
National Financial Services LLC	120,720	(120,720)	—	—
Wells Fargo Bank N.A.	155,519	(155,519)	—	—
	$1,351,427	$(1,351,427)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
Notes to Financial Statements
28

Notes to Financial Statements  (continued)
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
MSCI Emerging Markets Quality Factor	0.35%
MSCI Emerging Markets Value Factor	0.35
MSCI Global Quality Factor	0.20
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For the iShares MSCI Global Quality Factor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2029 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.
The amount is included in investment advisory fees waived in the Statements of Operations. For the period ended August 31, 2025, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:
iShares ETF	Amounts Waived
MSCI Global Quality Factor	$21,429
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the period ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Global Quality Factor	$49
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the period ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Emerging Markets Quality Factor	$8,570,360	$3,297,390
MSCI Emerging Markets Value Factor	8,185,950	3,155,745
MSCI Global Quality Factor	44,328,974	41,648,949
For the period ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Emerging Markets Quality Factor	$2,457,263	$—
MSCI Emerging Markets Value Factor	2,362,668	—
MSCI Global Quality Factor	191,805,696	8,938,999
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
Notes to Financial Statements
30

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Global Quality Factor	$708,100	$ (708,100)
The tax character of distributions paid was as follows:
iShares ETF	Period Ended 08/31/25
MSCI Emerging Markets Quality Factor
Ordinary income	$141,612
MSCI Emerging Markets Value Factor
Ordinary income	$216,659
MSCI Global Quality Factor
Ordinary income	$1,234,283
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Capital Losses(c)	Total
MSCI Emerging Markets Quality Factor	$150,877	$—	$921,270	$—	$1,072,147
MSCI Emerging Markets Value Factor	181,575	—	944,775	(38,004)	1,088,346
MSCI Global Quality Factor	406,404	(2,056,573)	10,841,494	—	9,191,325

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended August 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Quality Factor	$7,856,947	$1,438,278	$(517,008)	$921,270
MSCI Emerging Markets Value Factor	7,473,653	1,275,591	(330,870)	944,721
MSCI Global Quality Factor	185,696,113	18,897,538	(8,050,956)	10,846,582
9. LINE OF CREDIT
The iShares MSCI Emerging Markets Quality Factor ETF and iShares MSCI Emerging Markets Value Factor ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
31
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
For the period ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets Quality Factor	$160,000	$2,466	5.53%
MSCI Emerging Markets Value Factor	165,000	2,438	5.53
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Notes to Financial Statements
32

Notes to Financial Statements  (continued)
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Period Ended 08/31/25
iShares ETF	Shares	Amount
MSCI Emerging Markets Quality Factor(a)
Shares sold	320,000	$7,732,391
MSCI Emerging Markets Value Factor(a)
Shares sold	300,000	$7,365,090
33
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
	Period Ended 08/31/25
iShares ETF	Shares	Amount
MSCI Global Quality Factor(b)
Shares sold	7,900,000	$195,712,635
Shares redeemed	(400,000)	(9,962,378)
	7,500,000	$185,750,257

(a)	The Fund commenced operations on September 04, 2024.
(b)	The Fund commenced operations on December 11, 2024.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
34

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of each of the three funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Emerging Markets Quality Factor ETF(1)
iShares MSCI Emerging Markets Value Factor ETF(1)
iShares MSCI Global Quality Factor ETF(2)
(1) Statement of operations and statement of changes in net assets for the period September 4, 2024 (commencement of operations) through August 31, 2025
(2) Statement of operations and statement of changes in net assets for the period December 11, 2024 (commencement of operations) through August 31, 2025
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
35
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Emerging Markets Quality Factor	$118,742
MSCI Emerging Markets Value Factor	169,096
MSCI Global Quality Factor	1,727,651
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Business Income
MSCI Global Quality Factor	$4,862
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets Quality Factor	$231,075	$23,062
MSCI Emerging Markets Value Factor	353,280	37,138
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI Emerging Markets Quality Factor	0.38%
MSCI Global Quality Factor	52.52%
The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Short-Term Capital Gains
MSCI Emerging Markets Value Factor	$279
Important Tax Information
36

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
37
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
S&P	Standard & Poor's
Glossary of Terms Used in this Report
38

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI China Multisector Tech ETF | TCHI | NASDAQ
• iShares MSCI Japan Value ETF | EWJV | NASDAQ

2

Schedule of Investments
August 31, 2025
iShares® MSCI China Multisector Tech ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Broadline Retail — 13.0%
Alibaba Group Holding Ltd.	67,200	$1,112,675
JD.com Inc., Class A	65,400	1,013,383
PDD Holdings Inc., ADR(a)(b)	9,084	1,092,079
Vipshop Holdings Ltd., ADR	28,416	475,684
		3,693,821
Capital Markets — 2.0%
Beijing Compass Technology Development Co. Ltd., Class A(a)	3,600	75,897
East Money Information Co. Ltd., Class A	82,652	335,509
Hithink RoyalFlush Information Network Co. Ltd., Class A	2,800	162,392
		573,798
Communications Equipment — 4.5%
BYD Electronic International Co. Ltd.	66,000	350,875
Guangzhou Haige Communications Group Inc. Co., Class A	13,200	27,092
Hengtong Optic-Electric Co. Ltd., Class A	13,200	37,949
Suzhou TFC Optical Communication Co. Ltd., Class A	3,868	107,363
Yealink Network Technology Corp. Ltd., Class A	7,240	38,403
Zhongji Innolight Co. Ltd., Class A	6,040	299,897
ZTE Corp., Class A	21,600	137,809
ZTE Corp., Class H	64,800	292,878
		1,292,266
Consumer Finance — 0.9%
Qfin Holdings Inc.	8,748	254,742
Diversified Consumer Services — 3.2%
New Oriental Education & Technology Group Inc.	107,100	512,466
TAL Education Group, ADR(a)	36,144	383,849
		896,315
Electrical Equipment — 6.4%
CNGR Advanced Material Co. Ltd., Class A	4,800	25,210
Contemporary Amperex Technology Co. Ltd., Class A	19,640	843,861
Contemporary Amperex Technology Co. Ltd., Class H(b)	5,100	277,323
Eve Energy Co. Ltd., Class A	10,800	86,689
GEM Co. Ltd., Class A	27,600	28,864
Goneo Group Co. Ltd., Class A	4,875	32,278
Gotion High-tech Co. Ltd., Class A	9,600	49,180
Jiangsu Zhongtian Technology Co. Ltd., Class A	19,200	43,790
Ningbo Deye Technology Co. Ltd., Class A	5,051	45,829
Ningbo Orient Wires & Cables Co. Ltd., Class A	3,692	27,333
Ningbo Sanxing Medical Electric Co. Ltd., Class A	7,200	23,282
Sungrow Power Supply Co. Ltd., Class A	10,820	151,720
Sunwoda Electronic Co. Ltd., Class A	9,600	33,080
TBEA Co. Ltd., Class A	26,880	53,463
Zhejiang Chint Electrics Co. Ltd., Class A	10,800	41,559
Zhejiang Huayou Cobalt Co. Ltd., Class A	8,400	56,687
		1,820,148
Electronic Equipment, Instruments & Components — 13.1%
AAC Technologies Holdings Inc.	66,000	368,105
Accelink Technologies Co. Ltd., Class A	3,600	34,690
Avary Holding Shenzhen Co. Ltd., Class A	11,800	98,783
BOE Technology Group Co. Ltd., Class A	194,800	115,727
Chaozhou Three-Circle Group Co. Ltd., Class A	9,600	59,495
China Railway Signal & Communication Corp. Ltd., Class A	38,400	30,089
Eoptolink Technology Inc. Ltd., Class A	5,040	251,014
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	74,400	28,941
Foxconn Industrial Internet Co. Ltd., Class A	69,600	525,268
GoerTek Inc., Class A	18,000	92,548
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Huagong Tech Co. Ltd., Class A	4,800	$46,071
Lens Technology Co. Ltd., Class A	26,400	115,073
Lingyi iTech Guangdong Co., Class A	37,200	80,983
Luxshare Precision Industry Co. Ltd., Class A	38,400	247,635
Maxscend Microelectronics Co. Ltd., Class A	2,640	30,645
OFILM Group Co. Ltd., Class A(a)	18,000	33,517
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	1,232	26,485
Shengyi Technology Co. Ltd., Class A	13,200	98,411
Shennan Circuits Co. Ltd., Class A	3,120	86,543
Shenzhen Kinwong Electronic Co. Ltd.	4,800	42,968
Sunny Optical Technology Group Co. Ltd.	62,400	672,097
SUPCON Technology Co. Ltd., Class A	4,981	36,362
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	9,600	88,726
TCL Technology Group Corp., Class A	108,480	70,767
Unisplendour Corp. Ltd., Class A	14,400	56,414
Victory Giant Technology Huizhou Co. Ltd., Class A	4,800	178,851
Wingtech Technology Co. Ltd., Class A(a)	6,000	36,582
Wuhan Guide Infrared Co. Ltd., Class A(a)	21,668	38,220
WUS Printed Circuit Kunshan Co. Ltd., Class A	9,600	92,163
Zhejiang Dahua Technology Co. Ltd., Class A	18,000	49,097
		3,732,270
Entertainment — 6.8%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	12,000	33,173
Beijing Enlight Media Co. Ltd., Class A	15,600	43,295
China Ruyi Holdings Ltd.(a)	768,000	284,307
Giant Network Group Co. Ltd., Class A	9,600	42,592
Kingsoft Corp. Ltd.	84,000	370,000
Mango Excellent Media Co. Ltd., Class A	9,600	35,167
NetEase Cloud Music Inc.(a)(c)	1,800	64,912
NetEase Inc.	37,100	1,017,311
Tencent Music Entertainment Group, ADR	1,164	28,541
		1,919,298
Household Durables — 5.5%
Beijing Roborock Technology Co. Ltd., Class A	1,108	33,426
Ecovacs Robotics Co. Ltd., Class A	3,600	48,997
Gree Electric Appliances Inc. of Zhuhai, Class A	14,400	86,181
Haier Smart Home Co. Ltd., Class A	32,400	119,486
Haier Smart Home Co. Ltd., Class A	211,200	717,178
Midea Group Co. Ltd., Class A	18,000	186,286
Midea Group Co. Ltd., Class H	31,200	328,882
Sichuan Changhong Electric Co. Ltd., Class A	24,000	38,549
		1,558,985
Interactive Media & Services — 15.2%
Autohome Inc., ADR	5,640	162,883
Baidu Inc., Class A(a)	93,000	1,100,709
Bilibili Inc., Class Z(a)	20,160	469,992
Kuaishou Technology(a)(c)	108,000	1,058,545
Kunlun Tech Co. Ltd., Class A(a)	6,000	35,395
Meitu Inc.(c)	300,000	457,101
Tencent Holdings Ltd.	13,352	1,034,038
		4,318,663
IT Services — 1.7%
GDS Holdings Ltd., Class A(a)	91,200	395,168
Isoftstone Information Technology Group Co. Ltd., Class A	4,925	41,396
Range Intelligent Computing Technology Group Co. Ltd., Class A	7,220	59,820
		496,384
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Multisector Tech ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery — 1.4%
Haitian International Holdings Ltd.	60,000	$170,092
Jiangsu Hengli Hydraulic Co. Ltd., Class A	7,200	90,210
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	3,600	30,292
Shenzhen Inovance Technology Co. Ltd., Class A	7,200	75,885
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	9,600	42,916
		409,395
Media — 0.1%
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	13,200	20,912
Semiconductors & Semiconductor Equipment — 12.8%
ACM Research Shanghai Inc., Class A	952	20,719
Advanced Micro-Fabrication Equipment Inc./China, Class A	3,200	96,262
Amlogic Shanghai Co. Ltd., Class A(a)	2,484	34,864
Bestechnic Shanghai Co. Ltd., Class A	840	33,365
Cambricon Technologies Corp. Ltd., Class A(a)	2,273	476,020
China Resources Microelectronics Ltd., Class A	7,256	53,383
CSI Solar Co. Ltd., Class A	19,802	28,156
Flat Glass Group Co. Ltd., Class A	9,600	23,931
GalaxyCore Inc., Class A	12,064	29,220
GCL Technology Holdings Ltd.(a)(b)	1,980,000	318,654
GigaDevice Semiconductor Inc., Class A	3,600	80,363
Hangzhou First Applied Material Co. Ltd., Class A	14,450	30,441
Hangzhou Silan Microelectronics Co. Ltd., Class A	8,400	38,279
Hua Hong Semiconductor Ltd.(a)(c)	63,000	436,186
Hwatsing Technology Co. Ltd., Class A	1,515	26,797
Hygon Information Technology Co. Ltd., Class A	12,180	332,429
Ingenic Semiconductor Co. Ltd., Class A	2,400	25,316
JA Solar Technology Co. Ltd., Class A(a)	16,888	30,024
JCET Group Co. Ltd., Class A	9,600	53,786
Jinko Solar Co. Ltd., Class A(a)	52,976	42,180
LONGi Green Energy Technology Co. Ltd., Class A(a)	39,620	95,543
Loongson Technology Corp. Ltd., Class A(a)	2,400	47,985
Montage Technology Co. Ltd., Class A	5,137	88,619
National Silicon Industry Group Co. Ltd., Class A	14,400	41,894
NAURA Technology Group Co. Ltd., Class A	3,780	197,553
Nexchip Semiconductor Corp., Class A	10,363	35,265
OmniVision Integrated Circuits Group Inc.	6,020	120,866
Piotech Inc., Class A	1,282	34,173
Rockchip Electronics Co. Ltd., Class A	2,400	82,895
Sanan Optoelectronics Co. Ltd., Class A	26,400	56,131
SG Micro Corp., Class A	3,224	35,138
Shenzhen Goodix Technology Co. Ltd., Class A	2,400	27,759
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	21,600	25,422
Tianshui Huatian Technology Co. Ltd., Class A	16,800	27,945
TongFu Microelectronics Co. Ltd., Class A	8,400	39,052
Tongwei Co. Ltd., Class A(a)	24,000	74,246
Trina Solar Co. Ltd., Class A(a)	12,000	27,910
Unigroup Guoxin Microelectronics Co. Ltd., Class A	4,819	55,150
Verisilicon Microelectronics Shanghai Co. Ltd., Class A(a)	2,400	51,731
Xinjiang Daqo New Energy Co. Ltd., Class A(a)	9,688	43,744
Xinyi Solar Holdings Ltd.(b)	408,000	177,672
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	7,200	30,494
		3,627,562
Security	Shares	Value
Software — 5.3%
360 Security Technology Inc., Class A	36,346	$59,215
Beijing Kingsoft Office Software Inc., Class A	2,400	112,747
China National Software & Service Co. Ltd., Class A(a)	4,949	37,225
Empyrean Technology Co. Ltd., Class A	2,400	41,421
Horizon Robotics(a)	360,000	448,383
Hundsun Technologies Inc., Class A	9,420	49,596
Iflytek Co. Ltd., Class A	12,000	89,920
Jiangsu Hoperun Software Co. Ltd., Class A(a)	3,600	33,101
Kingdee International Software Group Co. Ltd.(a)	264,000	557,798
Shanghai Baosight Software Co. Ltd., Class A	10,888	38,721
Yonyou Network Technology Co. Ltd., Class A(a)	18,000	41,652
		1,509,779
Technology Hardware, Storage & Peripherals — 7.9%
Anker Innovations Technology Co. Ltd., Class A	2,801	55,153
China Greatwall Technology Group Co. Ltd., Class A(a)	16,800	42,225
GRG Banking Equipment Co. Ltd., Class A	13,200	26,575
Huaqin Technology Co. Ltd., Class A	4,800	66,235
IEIT Systems Co. Ltd., Class A	7,200	67,875
Lenovo Group Ltd.	600,000	861,352
Ninestar Corp., Class A(a)	7,200	25,233
Shenzhen Transsion Holdings Co. Ltd., Class A	5,084	64,252
Xiaomi Corp., Class B(a)(c)	153,600	1,048,296
		2,257,196
Total Long-Term Investments — 99.8% (Cost: $24,466,452)		28,381,534
Short-Term Securities
Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	1,584,176	1,584,968
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	20,000	20,000
Total Short-Term Securities — 5.7% (Cost: $1,604,951)		1,604,968
Total Investments — 105.5% (Cost: $26,071,403)		29,986,502
Liabilities in Excess of Other Assets — (5.5)%		(1,552,762)
Net Assets — 100.0%		$28,433,740

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Multisector Tech ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,585,017 (a)	$—	$(66)	$17	$1,584,968	1,584,176	$4,916 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	20,000 (a)	—	—	—	20,000	20,000	323	—
				$(66)	$17	$1,604,968		$5,239	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	1	09/19/25	$34	$1,013
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,013	$—	$—	$—	$1,013

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,917	$—	$—	$—	$3,917
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,013	$—	$—	$—	$1,013
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$44,131
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Multisector Tech ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,397,778	$25,983,756	$—	$28,381,534
Short-Term Securities
Money Market Funds	1,604,968	—	—	1,604,968
	$4,002,746	$25,983,756	$—	$29,986,502
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,013	$—	$1,013

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI Japan Value ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.2%
SG Holdings Co. Ltd.	75,600	$813,962
Automobile Components — 3.4%
Aisin Corp.	114,300	1,880,975
Bridgestone Corp.	127,000	5,737,279
Denso Corp.	277,200	3,972,152
Sumitomo Electric Industries Ltd.	163,800	4,587,867
		16,178,273
Automobiles — 12.6%
Honda Motor Co. Ltd.	945,000	10,475,298
Isuzu Motors Ltd.	126,000	1,650,426
Nissan Motor Co. Ltd.(a)	181,400	406,839
Subaru Corp.	127,000	2,491,277
Suzuki Motor Corp.	228,600	3,025,009
Toyota Motor Corp.	2,116,800	40,986,376
Yamaha Motor Co. Ltd.	203,200	1,472,625
		60,507,850
Banks — 19.6%
Chiba Bank Ltd. (The)	138,600	1,417,876
Concordia Financial Group Ltd.	239,400	1,806,359
Japan Post Bank Co. Ltd.	403,200	5,068,280
Mitsubishi UFJ Financial Group Inc.	2,557,800	38,927,298
Mizuho Financial Group Inc.	567,050	18,654,741
Resona Holdings Inc.	176,400	1,769,192
Sumitomo Mitsui Financial Group Inc.	819,000	22,305,933
Sumitomo Mitsui Trust Group Inc.	139,700	3,975,719
		93,925,398
Beverages — 0.2%
Kirin Holdings Co. Ltd.	63,500	921,803
Broadline Retail — 0.1%
Rakuten Group Inc.(a)	114,300	703,569
Building Products — 0.3%
AGC Inc.	50,400	1,580,405
Capital Markets — 2.2%
Daiwa Securities Group Inc.	315,000	2,441,994
Japan Exchange Group Inc.	114,300	1,194,678
Nomura Holdings Inc.	693,000	4,930,881
SBI Holdings Inc.	38,100	1,790,158
		10,357,711
Chemicals — 2.1%
Asahi Kasei Corp.	277,200	2,262,112
Mitsubishi Chemical Group Corp.	302,400	1,718,331
Nitto Denko Corp.	163,800	3,686,912
Toray Industries Inc.	327,600	2,188,506
		9,855,861
Commercial Services & Supplies — 1.1%
Dai Nippon Printing Co. Ltd.	88,900	1,489,041
Secom Co. Ltd.	63,500	2,344,450
Toppan Holdings Inc.	51,000	1,314,847
		5,148,338
Construction & Engineering — 1.6%
Kajima Corp.	88,900	2,643,567
Obayashi Corp.	139,700	2,266,093
Taisei Corp.	38,100	2,579,363
		7,489,023
Consumer Staples Distribution & Retail — 0.1%
MatsukiyoCocokara & Co.	25,400	524,666
Security	Shares	Value
Diversified Telecommunication Services — 1.5%
NTT Inc.	6,703,200	$7,089,806
Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	151,200	2,081,985
Kansai Electric Power Co. Inc. (The)	226,800	3,146,772
		5,228,757
Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	26,400	1,662,447
Mitsubishi Electric Corp.	277,200	6,617,603
		8,280,050
Electronic Equipment, Instruments & Components — 2.2%
Kyocera Corp.	289,800	3,854,251
Murata Manufacturing Co. Ltd.	378,000	6,102,266
Shimadzu Corp.	25,200	617,070
		10,573,587
Entertainment — 0.2%
Toho Co. Ltd./Tokyo	12,600	799,820
Financial Services — 1.7%
Mitsubishi HC Capital Inc.	190,500	1,562,715
ORIX Corp.	254,000	6,560,311
		8,123,026
Food Products — 0.3%
MEIJI Holdings Co. Ltd.	51,000	1,061,263
Yakult Honsha Co. Ltd.	38,100	622,405
		1,683,668
Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	76,200	2,168,583
Ground Transportation — 2.7%
Central Japan Railway Co.	176,400	4,691,910
East Japan Railway Co.	138,600	3,400,615
Hankyu Hanshin Holdings Inc.	50,800	1,504,030
Tokyo Metro Co. Ltd.(a)	25,400	294,860
Tokyu Corp.	50,800	641,189
West Japan Railway Co.	101,600	2,270,805
		12,803,409
Household Durables — 1.7%
Panasonic Holdings Corp.	529,200	5,356,710
Sekisui House Ltd.	127,000	2,858,040
		8,214,750
Industrial Conglomerates — 0.3%
Sekisui Chemical Co. Ltd.	88,200	1,673,886
Insurance — 3.8%
Dai-ichi Life Holdings Inc.	403,200	3,308,486
Japan Post Holdings Co. Ltd.	403,200	4,114,415
Japan Post Insurance Co. Ltd.	38,100	1,066,759
MS&AD Insurance Group Holdings Inc.	289,800	6,741,283
T&D Holdings Inc.	113,400	2,935,905
		18,166,848
Interactive Media & Services — 0.2%
LY Corp.	326,600	1,034,008
IT Services — 0.2%
Otsuka Corp.	25,200	517,544
SCSK Corp.	12,800	407,733
		925,277
Leisure Products — 0.4%
Bandai Namco Holdings Inc.	50,400	1,732,857
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Value ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery — 3.7%
IHI Corp.	15,900	$1,652,360
Komatsu Ltd.	214,200	7,251,601
Kubota Corp.	214,200	2,476,592
Makita Corp.	50,800	1,715,079
Minebea Mitsumi Inc.	37,800	644,159
Toyota Industries Corp.	38,100	4,196,807
		17,936,598
Marine Transportation — 1.6%
Kawasaki Kisen Kaisha Ltd.	88,200	1,347,888
Mitsui OSK Lines Ltd.	76,200	2,445,198
Nippon Yusen KK	101,600	3,662,411
		7,455,497
Metals & Mining — 1.5%
JFE Holdings Inc.	138,600	1,723,045
Nippon Steel Corp.	215,900	4,547,497
Sumitomo Metal Mining Co. Ltd.	38,100	1,030,981
		7,301,523
Office REITs — 0.3%
Nippon Building Fund Inc.	1,651	1,597,477
Oil, Gas & Consumable Fuels — 1.4%
ENEOS Holdings Inc.	393,700	2,331,253
Idemitsu Kosan Co. Ltd.	177,860	1,179,969
Inpex Corp.	190,500	3,237,007
		6,748,229
Passenger Airlines — 0.3%
ANA Holdings Inc.	38,100	768,141
Japan Airlines Co. Ltd.	37,800	803,836
		1,571,977
Personal Care Products — 0.6%
Kao Corp.	63,600	2,889,731
Pharmaceuticals — 2.9%
Astellas Pharma Inc.	403,200	4,426,197
Eisai Co. Ltd.	63,500	1,941,364
Kyowa Kirin Co. Ltd.	51,000	880,789
Shionogi & Co. Ltd.	165,100	2,855,852
Takeda Pharmaceutical Co. Ltd.	127,000	3,823,050
		13,927,252
Real Estate Management & Development — 4.0%
Daito Trust Construction Co. Ltd.	12,800	1,362,071
Daiwa House Industry Co. Ltd.	127,000	4,487,254
Hulic Co. Ltd.	101,600	1,089,816
Mitsubishi Estate Co. Ltd.	152,400	3,246,505
Mitsui Fudosan Co. Ltd.	584,200	6,176,297
Sumitomo Realty & Development Co. Ltd.	63,600	2,612,670
		18,974,613
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 0.9%
Renesas Electronics Corp.	378,000	$4,412,261
Specialty Retail — 0.1%
Nitori Holdings Co. Ltd.	5,600	516,791
Technology Hardware, Storage & Peripherals — 1.7%
Canon Inc.	76,200	2,229,994
FUJIFILM Holdings Corp.	252,000	5,970,072
		8,200,066
Tobacco — 1.8%
Japan Tobacco Inc.	266,700	8,479,772
Trading Companies & Distributors — 10.0%
Marubeni Corp.	315,000	7,148,987
Mitsubishi Corp.	756,000	17,068,112
Mitsui & Co. Ltd.	554,400	12,763,052
Sumitomo Corp.	241,300	6,757,701
Toyota Tsusho Corp.	151,200	4,024,246
		47,762,098
Wireless Telecommunication Services — 7.0%
KDDI Corp.	705,600	12,195,107
SoftBank Corp.	6,363,000	9,842,803
SoftBank Group Corp.	105,700	11,350,495
		33,388,405
Total Long-Term Investments — 99.8% (Cost: $407,965,208)		477,667,481
Short-Term Securities
Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(b)(c)	60,000	60,000
Total Short-Term Securities — 0.0% (Cost: $60,000)		60,000
Total Investments — 99.8% (Cost: $408,025,208)		477,727,481
Other Assets Less Liabilities — 0.2%		1,021,567
Net Assets — 100.0%		$478,749,048

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Value ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$88 (b)	$—	$(88)	$—	$—	—	$1,956 (c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	30,000 (b)	—	—	—	60,000	60,000	5,709	—
				$(88)	$—	$60,000		$7,665	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	48	09/11/25	$991	$65,366
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$65,366	$—	$—	$—	$65,366

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$210,840	$—	$—	$—	$210,840
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$56,510	$—	$—	$—	$56,510
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,550,645
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Japan Value ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,061,263	$476,606,218	$—	$477,667,481
Short-Term Securities
Money Market Funds	60,000	—	—	60,000
	$1,121,263	$476,606,218	$—	$477,727,481
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$65,366	$—	$65,366

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
10

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$28,381,534	$477,667,481
Investments, at value—affiliated(c)	1,604,968	60,000
Cash	4,902	4,092
Cash pledged for futures contracts	3,000	—
Foreign currency collateral pledged for futures contracts(d)	—	53,744
Foreign currency, at value(e)	22,489	526,035
Receivables:
Investments sold	3,858	—
Securities lending income—affiliated	2,985	520
Dividends—unaffiliated	7,154	505,770
Dividends—affiliated	97	480
Variation margin on futures contracts	871	—
Total assets	30,031,858	478,818,122
LIABILITIES
Cash received for futures contracts	—	185
Collateral on securities loaned, at value	1,584,935	—
Payables:
Investment advisory fees	13,183	57,846
Variation margin on futures contracts	—	11,043
Total liabilities	1,598,118	69,074
Commitments and contingent liabilities
NET ASSETS	$28,433,740	$478,749,048
NET ASSETS CONSIST OF
Paid-in capital	$27,143,350	$412,361,508
Accumulated earnings	1,290,390	66,387,540
NET ASSETS	$28,433,740	$478,749,048
NET ASSET VALUE
Shares outstanding	1,200,000	12,600,000
Net asset value	$23.69	$38.00
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$24,466,452	$407,965,208
(b) Securities loaned, at value	$1,525,070	$—
(c) Investments, at cost—affiliated	$1,604,951	$60,000
(d) Foreign currency collateral pledged, at cost	$—	$53,927
(e) Foreign currency, at cost	$22,487	$526,081
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF
INVESTMENT INCOME
Dividends—unaffiliated	$303,868	$9,666,593
Dividends—affiliated	323	5,709
Interest—unaffiliated	282	1,249
Securities lending income—affiliated—net	4,916	1,956
Foreign taxes withheld	(15,612)	(966,497)
Total investment income	293,777	8,709,010
EXPENSES
Investment advisory	89,506	468,991
Commitment costs	155	3,016
Interest expense	—	160
Total expenses	89,661	472,167
Net investment income	204,116	8,236,843
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(751,144)	5,018,585
Investments—affiliated	(66)	(88)
Foreign currency transactions	(366)	31,541
Futures contracts	3,917	210,840
In-kind redemptions—unaffiliated(a)	—	10,095,935
	(747,659)	15,356,813
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	5,944,774	37,370,877
Investments—affiliated	17	—
Foreign currency translations	43	(37,936)
Futures contracts	1,013	56,510
	5,945,847	37,389,451
Net realized and unrealized gain	5,198,188	52,746,264
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,402,304	$60,983,107
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
12

Statements of Changes in Net Assets

	iShares MSCI China Multisector Tech ETF		iShares MSCI Japan Value ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$204,116	$66,485	$8,236,843	$7,286,506
Net realized gain (loss)	(747,659)	(830,548)	15,356,813	23,128,421
Net change in unrealized appreciation (depreciation)	5,945,847	(32,237)	37,389,451	24,692,759
Net increase (decrease) in net assets resulting from operations	5,402,304	(796,300)	60,983,107	55,107,686
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(281,695)	(292,763)	(10,789,285)	(8,428,918)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	17,250,376	—	157,564,547	(954,153)
NET ASSETS
Total increase (decrease) in net assets	22,370,985	(1,089,063)	207,758,369	45,724,615
Beginning of year	6,062,755	7,151,818	270,990,679	225,266,064
End of year	$28,433,740	$6,062,755	$478,749,048	$270,990,679

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI China Multisector Tech ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Period From 01/25/22(a) to 08/31/22
Net asset value, beginning of period	$15.16	$17.88	$19.86	$24.81
Net investment income(b)	0.26	0.17	0.07	0.12
Net realized and unrealized gain (loss)(c)	8.76	(2.16)	(1.84)	(5.02)
Net increase (decrease) from investment operations	9.02	(1.99)	(1.77)	(4.90)
Distributions from net investment income(d)	(0.49)	(0.73)	(0.21)	(0.05)
Net asset value, end of period	$23.69	$15.16	$17.88	$19.86
Total Return(e)
Based on net asset value	60.50%	(11.40)%	(8.96)%	(19.74)%(f)
Ratios to Average Net Assets(g)
Total expenses	0.59%	0.59%	0.59%	0.59%(h)
Net investment income	1.35%	1.01%	0.38%	0.93%(h)
Supplemental Data
Net assets, end of period (000)	$28,434	$6,063	$7,152	$7,944
Portfolio turnover rate(i)	31%	25%	23%	17%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
14

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$33.46	$28.16	$23.78	$27.73	$23.22
Net investment income(a)	0.88	0.84	0.73	0.72	0.65
Net realized and unrealized gain (loss)(b)	4.85	5.51	4.31	(3.88)	4.36
Net increase (decrease) from investment operations	5.73	6.35	5.04	(3.16)	5.01
Distributions from net investment income(c)	(1.19)	(1.05)	(0.66)	(0.79)	(0.50)
Net asset value, end of year	$38.00	$33.46	$28.16	$23.78	$27.73
Total Return(d)
Based on net asset value	17.81%	23.04%	21.46%	(11.57)%	21.62%
Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	2.63%	2.75%	2.82%	2.74%	2.39%
Supplemental Data
Net assets, end of year (000)	$478,749	$270,991	$225,266	$80,852	$44,361
Portfolio turnover rate(f)	36%	31%	20%	24%	24%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI China Multisector Tech	Non-diversified
MSCI Japan Value	Diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
17
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI China Multisector Tech
Citigroup Global Markets, Inc.	$1,347,586	$(1,347,586)	$—	$—
J.P. Morgan Securities LLC	177,484	(177,484)	—	—
	$1,525,070	$(1,525,070)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
MSCI China Multisector Tech	0.59%
MSCI Japan Value	0.15
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI China Multisector Tech	$1,161
MSCI Japan Value	518
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan Value	$67,652,994	$60,898,262	$4,480,374
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI China Multisector Tech	$19,987,506	$4,860,562
MSCI Japan Value	118,957,506	113,542,888
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI China Multisector Tech	$2,004,373	$—
MSCI Japan Value	197,586,680	47,760,436
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions was reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Japan Value	$9,301,554	$ (9,301,554)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI China Multisector Tech
Ordinary income	$281,695	$292,763
MSCI Japan Value
Ordinary income	$10,789,285	$8,428,918
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI China Multisector Tech	$231,124	$(2,182,481)	$3,241,747	$1,290,390
MSCI Japan Value	9,139,948	(1,845,630)	59,093,222	66,387,540

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2025, the iShares MSCI Japan Value ETF utilized $4,463,492 of its capital loss carryforwards.
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI China Multisector Tech	$26,744,773	$4,381,532	$(1,139,803)	$3,241,729
MSCI Japan Value	418,693,208	62,880,206	(3,780,567)	59,099,639
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI China Multisector Tech
Shares sold	800,000	$17,250,376	—	$—
MSCI Japan Value
Shares sold	6,000,000	$207,206,484	4,300,000	$131,377,426
Shares redeemed	(1,500,000)	(49,641,937)	(4,200,000)	(132,331,579)
	4,500,000	$157,564,547	100,000	$(954,153)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
23
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI China Multisector Tech ETF
iShares MSCI Japan Value ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
24

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI China Multisector Tech	$169,838
MSCI Japan Value	8,862,201
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI China Multisector Tech	$303,868	$15,532
MSCI Japan Value	9,666,595	949,015
25
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
26

Board Review and Approval of Investment Advisory Contract
iShares MSCI China Multisector Tech ETF, iShares MSCI Japan Value ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
27
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
 The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
28

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
29
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
Glossary of Terms Used in this Report
30

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI India ETF | INDA | Cboe BZX Exchange
• iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX Exchange

2

Schedule of Investments
August 31, 2025
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.7%
Bharat Electronics Ltd.	22,622,610	$94,795,527
Hindustan Aeronautics Ltd.	1,241,860	61,061,906
		155,857,433
Automobile Components — 1.4%
Balkrishna Industries Ltd.	478,636	12,440,267
Bharat Forge Ltd.	1,627,521	20,430,752
Bosch Ltd.	45,645	20,694,814
MRF Ltd.	14,534	23,226,433
Samvardhana Motherson International Ltd.	29,534,373	31,037,650
Tube Investments of India Ltd.	661,818	22,219,513
		130,049,429
Automobiles — 7.2%
Bajaj Auto Ltd.	414,845	40,599,624
Eicher Motors Ltd.	848,783	58,737,980
Hero MotoCorp Ltd.	742,831	42,835,750
Hyundai Motor India Ltd.	1,012,550	28,280,870
Mahindra & Mahindra Ltd.	5,772,801	209,458,936
Maruti Suzuki India Ltd.	778,437	130,643,079
Tata Motors Ltd.	12,533,764	95,105,668
TVS Motor Co. Ltd.	1,486,594	55,245,263
		660,907,170
Banks — 20.1%
AU Small Finance Bank Ltd.(a)	2,260,037	18,402,212
Axis Bank Ltd.	14,205,748	168,429,540
Bank of Baroda	6,435,483	17,000,667
Canara Bank	11,295,566	13,302,348
HDFC Bank Ltd.	70,315,000	758,939,684
ICICI Bank Ltd.	32,761,694	519,104,606
IDFC First Bank Ltd.	22,307,268	17,194,933
IndusInd Bank Ltd.(b)	3,581,929	30,019,295
Kotak Mahindra Bank Ltd.	6,768,913	150,549,126
Punjab National Bank	14,303,660	16,370,899
State Bank of India	11,048,125	100,565,771
Union Bank of India Ltd.	9,506,534	13,460,431
Yes Bank Ltd.(b)	87,694,380	19,003,312
		1,842,342,824
Beverages — 0.8%
United Spirits Ltd.	1,809,537	26,913,061
Varun Beverages Ltd.	8,404,722	46,454,201
		73,367,262
Broadline Retail — 0.2%
Vishal Mega Mart Ltd.(b)	13,153,296	22,272,755
Building Products — 0.1%
Astral Ltd.	752,468	11,611,106
Capital Markets — 0.6%
BSE Ltd.	879,936	20,930,750
HDFC Asset Management Co. Ltd.(a)	597,808	37,036,029
		57,966,779
Chemicals — 2.5%
Asian Paints Ltd.	2,074,724	59,265,539
Coromandel International Ltd.	729,969	19,108,772
PI Industries Ltd.	469,524	19,683,367
Pidilite Industries Ltd.	948,192	32,792,031
Solar Industries India Ltd.	168,873	26,396,349
SRF Ltd.	829,585	26,683,295
Supreme Industries Ltd.	394,846	20,016,706
Security	Shares	Value
Chemicals (continued)
UPL Ltd.	2,808,929	$22,807,068
		226,753,127
Commercial Services & Supplies — 0.1%
Indian Railway Catering & Tourism Corp. Ltd.	1,499,554	11,772,127
Construction & Engineering — 2.2%
Larsen & Toubro Ltd.	4,171,394	170,314,153
Rail Vikas Nigam Ltd.	3,223,874	11,061,483
Voltas Ltd.	1,438,661	22,414,629
		203,790,265
Construction Materials — 2.2%
Ambuja Cements Ltd.	3,826,019	24,451,941
Grasim Industries Ltd.	1,691,153	53,220,801
Shree Cement Ltd.	55,872	18,545,012
UltraTech Cement Ltd.	729,610	104,582,687
		200,800,441
Consumer Finance — 3.6%
Bajaj Finance Ltd.	17,330,998	172,646,366
Cholamandalam Investment and Finance Co. Ltd.	2,612,384	42,138,231
Muthoot Finance Ltd.	748,403	22,411,209
SBI Cards & Payment Services Ltd.	1,775,603	16,171,458
Shriram Finance Ltd.	8,731,012	57,503,395
Sundaram Finance Ltd.	412,305	21,028,539
		331,899,198
Consumer Staples Distribution & Retail — 0.6%
Avenue Supermarts Ltd.(a)(b)	1,010,818	54,525,768
Diversified Telecommunication Services — 0.5%
Indus Towers Ltd.(b)	8,195,527	31,486,821
Tata Communications Ltd.	705,615	12,390,717
		43,877,538
Electric Utilities — 1.6%
Power Grid Corp. of India Ltd.	28,783,884	89,949,976
Tata Power Co. Ltd. (The)	9,926,378	42,145,309
Torrent Power Ltd.	1,097,841	15,285,042
		147,380,327
Electrical Equipment — 1.9%
ABB India Ltd.	327,927	18,601,569
Bharat Heavy Electricals Ltd.	6,495,214	15,324,749
CG Power & Industrial Solutions Ltd.	4,393,422	34,628,533
Havells India Ltd.	1,356,647	23,493,595
Hitachi Energy India Ltd.	83,849	18,196,571
Polycab India Ltd.	327,793	26,380,905
Suzlon Energy Ltd.(b)	59,357,617	38,057,118
		174,683,040
Financial Services — 2.3%
Bajaj Finserv Ltd.	2,380,909	51,682,329
Bajaj Holdings & Investment Ltd.	166,067	24,040,348
Jio Financial Services Ltd.	17,695,784	62,603,384
Power Finance Corp. Ltd.	9,191,986	39,584,986
REC Ltd.	8,180,172	32,495,968
		210,407,015
Food Products — 1.9%
Britannia Industries Ltd.	673,588	44,466,521
Marico Ltd.	3,226,614	26,543,350
Nestle India Ltd.	4,176,925	54,786,106
Tata Consumer Products Ltd.	3,674,971	44,401,991
		170,197,968
Gas Utilities — 0.3%
GAIL India Ltd.	14,309,993	28,101,285
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Ground Transportation — 0.1%
Container Corp. of India Ltd.	1,885,559	$11,274,081
Health Care Providers & Services — 1.3%
Apollo Hospitals Enterprise Ltd.	622,995	53,799,524
Max Healthcare Institute Ltd.	4,813,855	62,983,841
		116,783,365
Hotels, Restaurants & Leisure — 1.5%
Eternal Ltd.(b)	14,767,880	52,618,202
Indian Hotels Co. Ltd., Class A	5,286,360	45,491,928
Jubilant Foodworks Ltd.	2,257,227	16,068,994
Swiggy Ltd.(b)	5,472,823	25,446,540
		139,625,664
Household Durables — 0.5%
Dixon Technologies India Ltd.	224,681	42,564,007
Independent Power and Renewable Electricity Producers — 1.7%
Adani Power Ltd.(b)	3,594,532	24,508,347
JSW Energy Ltd.	2,723,198	15,088,929
NHPC Ltd.	18,737,270	16,419,139
NTPC Ltd.	27,008,642	100,360,715
		156,377,130
Industrial Conglomerates — 0.2%
Siemens Ltd.	553,827	19,240,438
Insurance — 2.2%
HDFC Life Insurance Co. Ltd.(a)	6,019,506	52,728,581
ICICI Lombard General Insurance Co. Ltd.(a)	1,509,289	31,512,329
ICICI Prudential Life Insurance Co. Ltd.(a)	2,245,093	15,269,252
PB Fintech Ltd.(b)	2,132,006	42,815,384
SBI Life Insurance Co. Ltd.(a)	2,791,943	57,144,960
		199,470,506
Interactive Media & Services — 0.4%
Info Edge India Ltd.	2,216,127	34,126,751
IT Services — 9.0%
HCL Technologies Ltd.	5,878,875	96,934,426
Infosys Ltd.	20,570,932	345,035,852
LTIMindtree Ltd.(a)	460,875	26,811,640
Mphasis Ltd.	649,665	20,497,556
Persistent Systems Ltd.	677,941	40,735,972
Tata Consultancy Services Ltd.	5,598,696	195,794,763
Tech Mahindra Ltd.	3,333,575	55,946,374
Wipro Ltd.	16,261,350	45,979,141
		827,735,724
Life Sciences Tools & Services — 0.6%
Divi's Laboratories Ltd.	742,267	51,587,688
Machinery — 0.7%
Ashok Leyland Ltd.	18,273,206	26,291,638
Cummins India Ltd.	861,311	37,347,627
		63,639,265
Metals & Mining — 3.4%
APL Apollo Tubes Ltd.	1,116,544	20,322,237
Hindalco Industries Ltd.	8,345,767	66,694,083
Jindal Stainless Ltd.	2,049,665	17,745,090
Jindal Steel Ltd.	2,206,378	23,669,085
JSW Steel Ltd.	3,784,149	44,112,346
NMDC Ltd.	19,177,381	14,980,651
Tata Steel Ltd.	46,361,399	81,281,597
Vedanta Ltd.	8,503,418	40,593,023
		309,398,112
Security	Shares	Value
Oil, Gas & Consumable Fuels — 8.7%
Bharat Petroleum Corp. Ltd.	9,434,364	$32,984,507
Coal India Ltd.	11,443,590	48,632,734
Hindustan Petroleum Corp. Ltd.	5,957,807	25,406,520
Indian Oil Corp. Ltd.	17,566,243	27,220,647
Oil & Natural Gas Corp. Ltd.	19,466,981	51,594,406
Oil India Ltd.	3,041,932	13,468,341
Petronet LNG Ltd.	4,668,106	14,261,854
Reliance Industries Ltd.	37,692,725	580,491,486
		794,060,495
Passenger Airlines — 0.8%
InterGlobe Aviation Ltd.(a)	1,172,312	75,158,519
Personal Care Products — 2.5%
Colgate-Palmolive India Ltd.	841,729	22,265,756
Dabur India Ltd.	3,308,164	19,549,736
Godrej Consumer Products Ltd.	2,542,419	35,833,478
Hindustan Unilever Ltd.	5,090,143	153,496,644
		231,145,614
Pharmaceuticals — 3.9%
Alkem Laboratories Ltd.	260,492	15,655,851
Aurobindo Pharma Ltd.	1,624,664	18,929,486
Cipla Ltd.	3,499,812	63,084,909
Dr Reddy's Laboratories Ltd.	3,615,893	51,711,749
Lupin Ltd.	1,418,970	30,517,897
Mankind Pharma Ltd.	769,191	21,573,980
Sun Pharmaceutical Industries Ltd.	5,940,454	107,468,113
Torrent Pharmaceuticals Ltd.	736,589	29,718,627
Zydus Lifesciences Ltd.	1,565,782	17,439,176
		356,099,788
Real Estate Management & Development — 1.5%
DLF Ltd.	4,613,728	38,681,137
Godrej Properties Ltd.(b)	932,187	20,591,782
Lodha Developers Ltd.(a)	1,862,157	25,208,247
Oberoi Realty Ltd.	791,674	14,467,790
Phoenix Mills Ltd. (The)	1,221,805	20,857,290
Prestige Estates Projects Ltd.	1,070,531	18,973,362
		138,779,608
Semiconductors & Semiconductor Equipment — 0.2%
WAAREE Energies Ltd.(b)	540,431	20,885,261
Software — 0.3%
Oracle Financial Services Software Ltd.	135,597	12,754,049
Tata Elxsi Ltd.	213,320	12,659,206
		25,413,255
Specialty Retail — 0.9%
FSN E-Commerce Ventures Ltd.(b)	7,117,345	18,569,615
Trent Ltd.	1,122,189	67,448,755
		86,018,370
Textiles, Apparel & Luxury Goods — 1.4%
Kalyan Jewellers India Ltd.	2,565,747	14,682,087
Page Industries Ltd.	38,008	19,118,534
Titan Co. Ltd.	2,198,048	90,481,578
		124,282,199
Tobacco — 0.9%
ITC Ltd.	18,595,148	86,434,956
Trading Companies & Distributors — 0.3%
Adani Enterprises Ltd.	1,004,011	25,556,729
Transportation Infrastructure — 0.7%
Adani Ports & Special Economic Zone Ltd.	3,355,349	49,986,914
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Transportation Infrastructure (continued)
GMR Airports Infrastructure Ltd.(b)	16,430,765	$16,053,709
		66,040,623
Wireless Telecommunication Services — 3.8%
Bharti Airtel Ltd.	15,882,388	340,433,807
Vodafone Idea Ltd.(b)	167,639,967	12,360,046
		352,793,853
Total Common Stocks — 99.3% (Cost: $7,114,216,139)		9,113,054,858
Preferred Stocks
Automobiles — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	5,980,432	677,876
Total Preferred Stocks — 0.0% (Cost: $682,756)		677,876
Total Long-Term Investments — 99.3% (Cost: $7,114,898,895)		9,113,732,734
Security	Shares	Value
Short-Term Securities
Money Market Funds — 2.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	256,650,000	$256,650,000
Total Short-Term Securities — 2.8% (Cost: $256,650,000)		256,650,000
Total Investments — 102.1% (Cost: $7,371,548,895)		9,370,382,734
Liabilities in Excess of Other Assets — (2.1)%		(196,923,305)
Net Assets — 100.0%		$9,173,459,429

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$45,770,000	$210,880,000 (a)	$—	$—	$—	$256,650,000	256,650,000	$11,910,472	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	786	09/30/25	$38,636	$(290,166)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$290,166	$—	$—	$—	$290,166

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,578,369)	$—	$—	$—	$(6,578,369)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(337,253)	$—	$—	$—	$(337,253)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$24,955,734
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$123,621,820	$8,989,433,038	$—	$9,113,054,858
Preferred Stocks	—	677,876	—	677,876
Short-Term Securities
Money Market Funds	256,650,000	—	—	256,650,000
	$380,271,820	$8,990,110,914	$—	$9,370,382,734
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(290,166)	$—	$(290,166)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
6

Schedule of Investments
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.6%
Data Patterns India Ltd.(a)	58,794	$1,603,128
Garden Reach Shipbuilders & Engineers Ltd.	66,844	1,781,644
Paras Defence & Space Technologies Ltd.	84,532	621,603
Zen Technologies Ltd.	103,270	1,711,473
		5,717,848
Air Freight & Logistics — 0.9%
Blue Dart Express Ltd.	13,797	877,257
Delhivery Ltd.(a)	1,220,584	6,481,447
Transport Corp. of India Ltd.	53,553	692,155
TVS Supply Chain Solutions Ltd./India(a)	263,942	367,016
		8,417,875
Automobile Components — 5.8%
Apollo Tyres Ltd.	674,010	3,530,512
Asahi India Glass Ltd.	170,565	1,618,978
ASK Automotive Ltd.	117,673	644,367
Banco Products India Ltd.	97,675	638,812
Belrise Industries Ltd., NVS	532,921	844,658
Ceat Ltd.	47,361	1,682,889
CIE Automotive India Ltd.	313,476	1,368,341
Dynamatic Technologies Ltd.	7,526	548,575
Endurance Technologies Ltd.(b)	82,313	2,678,196
Exide Industries Ltd.	993,203	4,465,982
Gabriel India Ltd.	150,991	1,974,488
JBM Auto Ltd.	109,938	741,927
JK Tyre & Industries Ltd.	254,848	927,407
Lumax Auto Technologies Ltd.	70,479	938,435
Minda Corp. Ltd.	195,777	1,108,649
Motherson Sumi Wiring India Ltd.	6,215,533	2,933,741
Pricol Ltd.(a)	167,274	872,005
Sansera Engineering Ltd.(b)	101,677	1,464,580
Sharda Motor Industries Ltd.	46,213	534,838
Shriram Pistons & Rings Ltd.	30,868	878,109
Sona Blw Precision Forgings Ltd.(b)	1,016,017	5,107,198
Sundaram Clayton Ltd.	17,779	332,986
Sundaram Finance Holdings Ltd.	210,266	1,116,607
Sundram Fasteners Ltd.	247,110	2,856,693
Suprajit Engineering Ltd.	159,845	819,569
TVS Holdings Ltd.	11,864	1,595,293
UNO Minda Ltd.	469,921	6,805,371
Varroc Engineering Ltd.(b)	92,387	559,920
ZF Commercial Vehicle Control Systems India Ltd.	17,760	2,834,721
		52,423,847
Automobiles — 0.2%
Ola Electric Mobility Ltd.(a)	2,568,131	1,573,075
Banks — 2.9%
Bandhan Bank Ltd.(b)	1,844,451	3,384,486
City Union Bank Ltd.	850,401	1,890,821
CSB Bank Ltd.(a)	111,623	459,102
Equitas Small Finance Bank Ltd.(a)(b)	1,333,108	760,092
Federal Bank Ltd.	4,266,878	9,280,324
Jammu & Kashmir Bank Ltd. (The)	907,258	1,018,055
Karnataka Bank Ltd. (The)	442,133	860,307
Karur Vysya Bank Ltd. (The)	1,110,991	2,696,578
RBL Bank Ltd.(b)	1,051,679	3,115,949
South Indian Bank Ltd. (The)	2,951,637	980,402
Tamilnad Mercantile Bank Ltd.	185,261	889,394
Ujjivan Small Finance Bank Ltd.(b)	2,204,172	1,066,682
		26,402,192
Security	Shares	Value
Beverages — 0.9%
Allied Blenders & Distillers Ltd.	131,149	$751,586
Piccadily Agro Industries Ltd.(a)	55,212	364,519
Radico Khaitan Ltd.	172,105	5,569,503
Tilaknagar Industries Ltd.	249,163	1,338,962
		8,024,570
Biotechnology — 0.6%
Biocon Ltd.	1,250,472	4,939,931
Broadline Retail — 0.2%
RattanIndia Enterprises Ltd.(a)	786,448	547,251
Shoppers Stop Ltd.(a)	89,411	547,119
V-Mart Retail Ltd.(a)	90,139	758,726
		1,853,096
Building Products — 1.3%
Blue Star Ltd.	312,278	6,668,882
Cera Sanitaryware Ltd.	13,539	969,630
Electrosteel Castings Ltd.	720,229	796,530
Greenlam Industries Ltd.	151,821	411,264
Kajaria Ceramics Ltd.	204,742	2,813,239
		11,659,545
Capital Markets — 5.8%
360 ONE WAM Ltd.	473,329	5,469,136
Aditya Birla Sun Life Asset Management Co. Ltd.	134,414	1,272,924
Anand Rathi Wealth Ltd.	87,237	2,763,206
Angel One Ltd.	105,712	2,649,817
Authum Investment & Infrastucture Ltd.	79,292	2,909,919
Central Depository Services India Ltd.	239,112	3,863,811
Choice International Ltd.(a)	144,971	1,308,883
CRISIL Ltd.	42,746	2,416,507
Edelweiss Financial Services Ltd.	1,325,381	1,610,101
ICRA Ltd.	10,008	708,998
IIFL Securities Ltd.	289,678	973,942
Indian Energy Exchange Ltd.(b)	1,030,745	1,634,619
JM Financial Ltd.	892,407	1,794,800
Kfin Technologies Ltd.	201,080	2,332,255
Maharashtra Scooters Ltd.	6,417	1,154,054
Motilal Oswal Financial Services Ltd.	349,992	3,404,704
Multi Commodity Exchange of India Ltd.	58,339	4,893,619
Nippon Life India Asset Management Ltd.(b)	371,278	3,304,722
Nuvama Wealth Management Ltd.	33,602	2,432,370
Prudent Corporate Advisory Services Ltd.	43,724	1,389,186
Tata Investment Corp. Ltd.	29,554	2,281,125
UTI Asset Management Co. Ltd.	104,768	1,531,991
		52,100,689
Chemicals — 7.2%
Aarti Industries Ltd.	426,303	1,816,864
Akzo Nobel India Ltd.	21,545	833,500
Alkyl Amines Chemicals	37,087	843,126
Anupam Rasayan India Ltd.	53,506	684,775
Archean Chemical Industries Ltd.	130,589	972,135
Atul Ltd.	31,423	2,236,571
Balaji Amines Ltd.	27,965	462,430
BASF India Ltd.	25,680	1,340,567
Bayer CropScience Ltd.	31,748	1,883,930
Carborundum Universal Ltd.	269,684	2,790,806
Castrol India Ltd.	933,737	2,088,812
Chambal Fertilisers and Chemicals Ltd.	377,169	2,309,943
Chemplast Sanmar Ltd.(a)	173,400	840,393
Clean Science & Technology Ltd.	64,303	856,857
DCM Shriram Ltd.	56,053	788,298
Deepak Fertilisers & Petrochemicals Corp. Ltd.	148,227	2,332,746
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Chemicals (continued)
Deepak Nitrite Ltd.	129,413	$2,628,105
Dhanuka Agritech Ltd.	31,686	574,594
EID Parry India Ltd.(a)	210,271	2,685,276
Epigral Ltd.	30,454	626,053
Fine Organic Industries Ltd.	18,592	990,292
Finolex Industries Ltd.	585,042	1,407,565
Galaxy Surfactants Ltd.	25,736	660,280
Garware Hi-Tech Films Ltd.	19,343	591,770
GHCL Ltd.	149,672	938,662
Gujarat Fluorochemicals Ltd.	64,681	2,504,196
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	195,615	1,159,206
Gujarat State Fertilizers & Chemicals Ltd.	526,094	1,178,526
Gulf Oil Lubricants India Ltd.	42,109	597,141
Himadri Speciality Chemical Ltd.	407,613	2,061,026
India Glycols Ltd.	51,045	472,392
Indigo Paints Ltd.	52,142	651,302
Jubilant Ingrevia Ltd.	170,668	1,400,954
Laxmi Organic Industries Ltd.	198,973	456,108
Navin Fluorine International Ltd.	72,221	3,836,966
Neogen Chemicals Ltd.	28,896	460,070
Paradeep Phosphates Ltd.(b)	860,071	2,119,841
PCBL Ltd.	399,367	1,682,646
Privi Specility Chemical Ltd.	23,718	594,782
Rain Industries Ltd.	454,975	701,255
Rallis India Ltd.	205,044	809,415
Rashtriya Chemicals & Fertilizers Ltd.	334,054	564,297
Sudarshan Chemical Industries Ltd.	102,487	1,736,077
Sumitomo Chemical India Ltd.	295,209	1,894,780
Supreme Petrochem Ltd.	156,810	1,358,904
Tata Chemicals Ltd.	330,782	3,456,333
Vinati Organics Ltd.	61,813	1,199,064
		65,079,631
Commercial Services & Supplies — 0.5%
CMS Info Systems Ltd.	366,180	1,703,636
Doms Industries Ltd.	42,673	1,177,004
ION Exchange India Ltd.	188,430	892,553
SIS Ltd.(a)	106,250	433,560
		4,206,753
Communications Equipment — 0.3%
Astra Microwave Products Ltd.	108,889	1,263,608
Sterlite Technologies Ltd.(a)	574,335	746,649
Tejas Networks Ltd.(b)	163,389	1,081,559
		3,091,816
Construction & Engineering — 3.8%
Afcons Infrastructure Ltd.	384,511	1,822,402
Ahluwalia Contracts India Ltd.	71,184	743,140
Ashoka Buildcon Ltd.(a)	292,988	574,392
Bondada Engineering Ltd.	78,244	349,749
Dilip Buildcon Ltd.(b)	70,782	373,543
Engineers India Ltd.	657,541	1,479,269
G R Infraprojects Ltd.	57,603	816,704
GMR Power & Urban Infra Ltd.(a)	410,742	513,501
HG Infra Engineering Ltd.	44,688	492,221
Hindustan Construction Co. Ltd.(a)	3,194,899	917,718
Inox Green Energy Services Ltd.(a)	248,397	413,773
IRB Infrastructure Developers Ltd.	4,233,193	2,060,086
IRCON International Ltd.(b)	770,221	1,402,293
ITD Cementation India Ltd.	118,599	953,289
J Kumar Infraprojects Ltd.	87,111	610,419
Kalpataru Projects International Ltd.	279,528	3,965,984
KEC International Ltd.	310,924	2,846,771
Security	Shares	Value
Construction & Engineering (continued)
KNR Constructions Ltd.	355,997	$770,282
Man Infraconstruction Ltd.	272,513	487,096
NBCC India Ltd.	2,207,545	2,461,021
NCC Ltd./India	952,810	2,211,462
PNC Infratech Ltd.	269,263	929,307
Power Mech Projects Ltd.	33,042	1,126,127
Praj Industries Ltd.	279,765	1,242,331
Sterling and Wilson Renewable(a)	272,553	804,112
Techno Electric & Engineering Co. Ltd.	122,217	2,097,176
Transrail Lighting Ltd.(a)	61,702	519,241
Waaree Renewable Technologies Ltd.	60,649	705,043
Welspun Enterprises Ltd.	98,802	523,919
		34,212,371
Construction Materials — 1.8%
Birla Corp. Ltd.	62,881	892,677
India Cements Ltd. (The)(a)	105,471	456,826
JK Cement Ltd.	81,239	6,404,758
JK Lakshmi Cement Ltd.	138,057	1,443,167
Nuvoco Vistas Corp. Ltd.(a)	251,700	1,301,534
Orient Cement Ltd.	122,083	300,454
Prism Johnson Ltd.(a)	306,253	507,478
Ramco Cements Ltd. (The)	248,547	2,951,464
Rhi Magnesita India Ltd.	145,013	779,412
Star Cement Ltd.	236,556	765,186
		15,802,956
Consumer Finance — 2.4%
Capri Global Capital Ltd.	568,526	1,194,356
Cholamandalam Financial Holdings Ltd.	219,129	4,287,513
CreditAccess Grameen Ltd.	130,646	2,073,103
Five-Star Business Finance Ltd.	447,018	2,763,877
Mahindra & Mahindra Financial Services Ltd.	1,299,277	3,742,335
Manappuram Finance Ltd.	1,185,064	3,512,203
MAS Financial Services Ltd.(b)	143,969	506,353
Poonawalla Fincorp Ltd.(a)	545,270	2,669,653
SBFC Finance Ltd.(a)	1,015,424	1,216,838
		21,966,231
Consumer Staples Distribution & Retail — 0.2%
Medplus Health Services Ltd.(a)	168,437	1,608,006
Containers & Packaging — 0.3%
AGI Greenpac Ltd.	45,357	459,385
EPL Ltd.	334,584	852,399
Time Technoplast Ltd.	237,315	1,228,861
		2,540,645
Diversified Consumer Services — 0.1%
NIIT Learning Systems Ltd.	194,382	723,240
Diversified Telecommunication Services — 0.3%
HFCL Ltd.	1,853,313	1,476,124
Railtel Corp. of India Ltd.	224,789	836,545
Tata Teleservices Maharashtra Ltd.(a)	1,114,857	709,236
		3,021,905
Electric Utilities — 0.5%
CESC Ltd.	1,246,346	2,151,452
SJVN Ltd.	1,839,717	1,955,033
		4,106,485
Electrical Equipment — 4.3%
Amara Raja Energy & Mobility Ltd.	256,954	2,889,063
Elecon Engineering Co. Ltd.	182,659	1,144,721
Finolex Cables Ltd.	161,597	1,503,997
GE Vernova T&D India Ltd.	299,076	9,421,473
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electrical Equipment (continued)
Graphite India Ltd.	159,105	$922,022
HBL Engineering Ltd.	259,117	2,375,532
HEG Ltd.	177,522	929,840
Inox Wind Ltd.(a)	1,816,505	2,848,281
KEI Industries Ltd.	145,159	6,280,249
RR Kabel Ltd.	79,378	1,051,960
Schneider Electric Infrastructure Ltd.(a)	111,881	1,088,421
TD Power Systems Ltd.	235,202	1,340,647
Transformers & Rectifiers India Ltd.	243,834	1,356,929
Triveni Turbine Ltd.	334,109	1,968,064
V-Guard Industries Ltd.	459,779	1,894,803
Voltamp Transformers Ltd.	15,383	1,363,100
		38,379,102
Electronic Equipment, Instruments & Components — 1.5%
Avalon Technologies Ltd.(a)(b)	61,789	582,272
Cyient DLM Ltd.(a)	91,575	439,088
Genus Power Infrastructures Ltd.	217,199	807,607
Kaynes Technology India Ltd.(a)	70,713	4,899,822
PG Electroplast Ltd.	330,664	2,002,311
Redington Ltd.	1,369,711	3,742,128
Syrma SGS Technology Ltd.	143,985	1,227,996
		13,701,224
Entertainment — 0.5%
Nazara Technologies Ltd.(a)	71,266	938,485
PVR Inox Ltd.(a)	172,391	2,189,217
Saregama India Ltd.	176,779	966,177
Tips Industries Ltd.	101,912	672,432
		4,766,311
Financial Services — 5.0%
Aadhar Housing Finance Ltd.(a)	252,867	1,441,985
Aavas Financiers Ltd.(a)	92,553	1,595,369
Aptus Value Housing Finance India Ltd.	700,693	2,524,819
Can Fin Homes Ltd.	186,874	1,522,235
Home First Finance Co. India Ltd.(b)	169,362	2,341,330
IFCI Ltd.(a)	1,575,621	913,522
IIFL Finance Ltd.(a)	545,586	2,644,302
India Shelter Finance Corp. Ltd.	87,433	933,254
Infibeam Avenues Ltd.	2,846,603	504,850
JSW Holdings Ltd./India(a)	7,783	1,538,236
L&T Finance Ltd.	2,051,474	5,053,350
LIC Housing Finance Ltd.	706,951	4,453,065
One 97 Communications Ltd., NVS(a)	746,603	10,224,131
Piramal Enterprises Ltd.	238,051	3,025,019
PNB Housing Finance Ltd.(b)	455,469	3,892,613
Sammaan Capital Ltd.	1,348,844	1,895,346
		44,503,426
Food Products — 2.0%
Avanti Feeds Ltd.	98,374	717,269
AWL Agri Business Ltd.(a)	767,976	2,190,226
Balrampur Chini Mills Ltd.	283,419	1,723,934
Bikaji Foods International Ltd.	149,775	1,342,503
Bombay Burmah Trading Co.	40,472	805,424
CCL Products India Ltd.	171,965	1,701,489
Dodla Dairy Ltd.	55,813	863,085
Godrej Agrovet Ltd.(b)	88,889	746,838
Gujarat Ambuja Exports Ltd.	330,909	388,218
Heritage Foods Ltd.	100,216	524,657
Hindustan Foods Ltd.(a)	83,622	497,927
Kaveri Seed Co. Ltd.	46,889	620,014
KRBL Ltd.	136,388	666,784
LT Foods Ltd.	326,146	1,559,952
Security	Shares	Value
Food Products (continued)
Manorama Industries Ltd.	41,423	$637,007
Mrs Bectors Food Specialities Ltd.	71,663	1,120,257
Shree Renuka Sugars Ltd.(a)	1,448,142	465,707
Triveni Engineering & Industries Ltd.	182,154	726,590
Zydus Wellness Ltd.	44,797	1,024,889
		18,322,770
Gas Utilities — 0.9%
Gujarat Gas Ltd.	324,981	1,546,906
Gujarat State Petronet Ltd.	661,942	2,175,798
Indraprastha Gas Ltd.	1,310,593	3,074,203
Mahanagar Gas Ltd.	115,629	1,641,008
		8,437,915
Ground Transportation — 0.1%
VRL Logistics Ltd.	166,164	497,439
Health Care Equipment & Supplies — 0.2%
Poly Medicure Ltd.	82,988	1,963,344
Health Care Providers & Services — 4.3%
Aster DM Healthcare Ltd.(b)	547,043	3,728,842
Dr Agarwal's Health Care Ltd.(a)	184,061	902,226
Dr Lal PathLabs Ltd.(b)	88,335	3,313,897
Entero Healthcare Solutions Ltd.(a)	39,692	532,567
Fortis Healthcare Ltd.	1,146,761	11,850,518
Global Health Ltd.	188,458	2,935,046
HealthCare Global Enterprises Ltd.(a)	99,523	760,046
Jupiter Life Line Hospitals Ltd.	53,799	860,070
Kovai Medical Center and Hospital	10,032	721,336
Krishna Institute of Medical Sciences Ltd.(a)(b)	561,070	4,603,764
Metropolis Healthcare Ltd.(a)(b)	60,910	1,512,527
Narayana Hrudayalaya Ltd.	167,110	3,321,723
Rainbow Children's Medicare Ltd.	118,879	2,024,261
Vijaya Diagnostic Centre Pvt Ltd.	120,353	1,375,604
Yatharth Hospital & Trauma Care Services Ltd.(a)	77,495	610,769
		39,053,196
Health Care Technology — 0.2%
Inventurus Knowledge Solutions Ltd.(a)	100,759	1,729,697
Hotels, Restaurants & Leisure — 2.4%
Advent Hotels International Pvt Ltd., NVS(a)	39,692	140,685
Chalet Hotels Ltd.(a)	178,511	2,044,011
Devyani International Ltd.(a)	1,006,813	1,990,774
EIH Ltd.	512,438	2,320,836
ITC Hotels Ltd.(a)	1,458,594	3,946,735
Juniper Hotels Ltd.(a)	133,392	426,038
Le Travenues Technology Ltd.(a)	319,028	979,344
Lemon Tree Hotels Ltd.(a)(b)	1,108,017	2,084,315
Mahindra Holidays & Resorts India Ltd.(a)	138,345	549,090
Restaurant Brands Asia Ltd.(a)	1,158,204	1,049,542
Sapphire Foods India Ltd.(a)	567,146	2,105,000
Tbo Tek Ltd.(a)	89,204	1,323,054
Thomas Cook India Ltd.	388,025	782,017
Westlife Foodworld Ltd.	145,529	1,184,863
Wonderla Holidays Ltd.	62,029	431,034
		21,357,338
Household Durables — 1.8%
Amber Enterprises India Ltd.(a)	47,457	3,908,611
Bajaj Electricals Ltd.	95,349	616,172
Cello World Ltd.	105,606	645,923
Crompton Greaves Consumer Electricals Ltd.	1,515,513	5,672,716
Eureka Forbes Ltd.(a)	158,769	1,018,632
Orient Electric Ltd.	278,529	678,848
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Household Durables (continued)
Sheela Foam Ltd.(a)	89,876	$705,840
Symphony Ltd.	38,446	406,691
TTK Prestige Ltd.	95,922	714,584
Whirlpool of India Ltd.	148,245	2,189,589
		16,557,606
Household Products — 0.2%
Jyothy Labs Ltd.	346,022	1,335,892
Independent Power and Renewable Electricity Producers — 1.2%
Acme Solar Holdings Ltd.	281,945	909,693
Jaiprakash Power Ventures Ltd.(a)	8,004,015	1,669,107
KPI Green Energy Ltd.(b)	207,861	1,134,433
NLC India Ltd.	812,451	2,073,014
PTC India Ltd.	515,085	1,023,036
RattanIndia Power Ltd.(a)	6,244,187	870,999
Reliance Power Ltd.(a)	6,257,529	3,121,812
		10,802,094
Industrial Conglomerates — 0.9%
3M India Ltd.	6,608	2,302,689
Apar Industries Ltd.	42,189	3,700,871
Nava Ltd.	297,436	2,318,584
		8,322,144
Insurance — 2.0%
Go Digit General Insurance Ltd.(a)	645,430	2,617,487
Max Financial Services Ltd.(a)	645,212	11,719,220
Religare Enterprises Ltd.(a)	228,275	614,699
Star Health & Allied Insurance Co. Ltd.(a)	549,776	2,786,541
		17,737,947
Interactive Media & Services — 0.1%
Just Dial Ltd.(a)	51,041	467,941
IT Services — 3.2%
Black Box Ltd.	79,215	405,859
Coforge Ltd.	742,184	14,500,743
Cyient Ltd.	195,088	2,585,252
Happiest Minds Technologies Ltd.	195,388	1,251,898
Hexaware Technologies Ltd.	284,694	2,445,691
Mastek Ltd.	36,254	997,136
Sonata Software Ltd.	393,329	1,565,830
STL Networks Ltd., NVS	571,254	167,446
Tata Technologies Ltd.	332,386	2,477,355
Zensar Technologies Ltd.	265,881	2,314,401
		28,711,611
Life Sciences Tools & Services — 1.0%
Akums Drugs & Pharmaceuticals Ltd.(a)	73,812	380,327
Indegene Ltd.	199,883	1,229,327
Onesource Specialty Pharma Ltd.(a)	107,022	2,295,396
SAI Life Sciences Ltd.(a)(b)	219,181	2,048,707
Syngene International Ltd.(b)	424,736	3,015,746
		8,969,503
Machinery — 5.9%
Action Construction Equipment Ltd.	97,222	1,159,691
AIA Engineering Ltd.	98,469	3,410,208
Anup Engineering Ltd. (The)	22,970	575,993
Azad Engineering Ltd.(a)	60,238	1,045,489
Balu Forge Industries Ltd.	78,113	545,535
BEML Ltd., (Acquired 09/19/22, Cost: $1,066,303)(c)	43,563	1,895,868
Craftsman Automation Ltd.	27,847	2,181,881
Elgi Equipments Ltd.	444,322	2,377,921
ESAB India Ltd.	10,969	639,417
Force Motors Ltd.	10,753	2,375,544
Security	Shares	Value
Machinery (continued)
GMM Pfaudler Ltd.	68,384	$913,473
Greaves Cotton Ltd.	218,091	490,712
Grindwell Norton Ltd.	103,857	1,841,546
Happy Forgings Ltd.	45,367	463,801
Ingersoll Rand India Ltd.	18,777	811,277
Inox India Ltd.	52,412	665,614
ISGEC Heavy Engineering Ltd.	59,719	663,896
Jupiter Wagons Ltd.	297,262	1,071,502
Jyoti CNC Automation Ltd.(a)	159,266	1,645,364
Kennametal India Ltd.	12,335	307,756
Kirloskar Brothers Ltd.	56,274	1,238,435
Kirloskar Oil Engines Ltd.	186,525	1,905,290
Kirloskar Pneumatic Co. Ltd.	83,450	1,154,383
KSB Ltd.	144,728	1,357,476
Lloyds Engineering Works Ltd.	1,223,129	874,138
LMW Ltd.	8,716	1,393,872
MTAR Technologies Ltd.(a)	49,986	791,493
Olectra Greentech Ltd.	95,925	1,678,639
Raymond Ltd.(a)	78,336	533,190
Rolex Rings Ltd.(a)	33,119	511,606
Shaily Engineering Plastics Ltd.	48,001	1,215,147
Shakti Pumps India Ltd.	129,425	1,182,655
SKF India Ltd.	58,041	2,922,591
Tega Industries Ltd.	38,621	809,031
Texmaco Rail & Engineering Ltd.	478,010	742,105
Thermax Ltd.	97,363	3,542,967
Timken India Ltd.	88,174	2,886,311
Titagarh Rail System Ltd.	188,516	1,764,112
Vesuvius India Ltd.	217,444	1,240,802
		52,826,731
Marine Transportation — 0.1%
Shipping Corp. of India Ltd.	380,042	910,900
Media — 0.9%
Affle 3i Ltd.(a)	148,110	3,203,685
Network18 Media & Investments Ltd.(a)	1,260,724	755,468
Sun TV Network Ltd.	233,329	1,438,029
Zee Entertainment Enterprises Ltd.	1,795,101	2,360,010
		7,757,192
Metals & Mining — 2.7%
Godawari Power and Ispat Ltd.	547,461	1,444,640
Gravita India Ltd.	77,458	1,423,877
Hindustan Copper Ltd.	679,333	1,772,773
Jai Balaji Industries Ltd.(a)	414,349	486,383
Jindal Saw Ltd.	524,453	1,174,468
Kirloskar Ferrous Industries Ltd.	153,614	956,651
Maharashtra Seamless Ltd.	94,339	686,573
Mishra Dhatu Nigam Ltd.(b)	106,823	438,050
MOIL Ltd.	149,102	559,207
National Aluminium Co. Ltd.	1,932,500	4,086,231
NMDC Steel Ltd.(a)	1,712,553	735,308
PTC Industries Ltd.(a)	10,507	1,668,650
Ramkrishna Forgings Ltd.	190,516	1,224,639
Ratnamani Metals & Tubes Ltd.	66,309	1,796,709
Sandur Manganese & Iron Ores Ltd. (The)	92,492	453,002
Sarda Energy & Minerals Ltd.	206,229	1,398,839
Surya Roshni Ltd.	148,248	477,397
Usha Martin Ltd.	324,403	1,405,451
Welspun Corp. Ltd.	215,281	2,061,094
		24,249,942
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Office REITs — 1.6%
Brookfield India Real Estate Trust(b)	779,875	$2,825,514
Embassy Office Parks REIT	1,996,584	8,785,382
Mindspace Business Parks REIT(b)	501,342	2,404,518
		14,015,414
Oil, Gas & Consumable Fuels — 0.7%
Aegis Logistics Ltd.	328,152	2,502,770
Chennai Petroleum Corp. Ltd.	120,098	879,155
Great Eastern Shipping Co. Ltd. (The)	234,379	2,464,157
Gujarat Mineral Development Corp. Ltd.	185,552	850,860
		6,696,942
Paper & Forest Products — 0.5%
Aditya Birla Real Estate Ltd.	117,499	2,333,539
Century Plyboards India Ltd.	130,633	1,105,846
JK Paper Ltd.	178,097	757,027
		4,196,412
Passenger Airlines — 0.1%
SpiceJet Ltd.(a)	1,445,472	604,923
Personal Care Products — 0.6%
Emami Ltd.	463,204	3,015,686
Gillette India Ltd.	15,274	1,748,492
Honasa Consumer Ltd.(a)	301,213	1,000,455
		5,764,633
Pharmaceuticals — 7.4%
Aarti Pharmalabs Ltd.	105,424	1,006,175
Acutaas Chemicals Ltd.	115,528	1,842,133
Aether Industries Ltd.(a)	77,222	644,369
Ajanta Pharma Ltd.	102,315	2,875,024
Alembic Pharmaceuticals Ltd.	116,804	1,240,868
Alivus Life Sciences Ltd.(a)	71,058	761,455
AstraZeneca Pharma India Ltd.	11,627	1,116,689
Caplin Point Laboratories Ltd.	44,199	1,052,116
Cohance Lifesciences Ltd.(a)	267,623	2,668,716
Concord Biotech Ltd.(a)	60,816	1,161,388
Eris Lifesciences Ltd.(b)	111,856	2,283,501
FDC Ltd./India	117,798	611,281
Gland Pharma Ltd.(b)	88,604	1,879,049
GlaxoSmithKline Pharmaceuticals Ltd.	99,004	3,126,127
Glenmark Pharmaceuticals Ltd.	329,597	7,186,819
Granules India Ltd.	312,015	1,742,289
Ipca Laboratories Ltd.	326,530	5,125,485
JB Chemicals & Pharmaceuticals Ltd.	202,070	3,950,550
Jubilant Pharmova Ltd.	147,719	1,714,241
Laurus Labs Ltd.(b)	819,166	7,958,792
Marksans Pharma Ltd.	471,571	902,036
Natco Pharma Ltd.	188,329	1,841,363
Neuland Laboratories Ltd.	17,975	2,742,161
Piramal Pharma Ltd.	1,396,985	2,905,094
Procter & Gamble Health Ltd.	17,413	1,257,276
Sanofi Consumer Healthcare India Ltd.	16,426	966,594
Sanofi India Ltd.	18,996	1,107,584
Shilpa Medicare Ltd.(a)	102,797	987,227
Strides Pharma Science Ltd.	140,740	1,378,154
Wockhardt Ltd.(a)	170,678	2,766,153
		66,800,709
Professional Services — 1.8%
BLS International Services Ltd.	288,957	1,202,568
Computer Age Management Services Ltd.	109,755	4,614,967
eClerx Services Ltd.	50,129	2,399,816
eMudhra Ltd.	68,522	558,776
Firstsource Solutions Ltd.	653,954	2,602,706
Security	Shares	Value
Professional Services (continued)
International Gemmological Institute India Ltd.	252,003	$951,665
Latent View Analytics Ltd.(a)	124,868	588,342
Quess Corp. Ltd.(b)	134,008	407,159
RITES Ltd.	278,438	770,759
Sagility Ltd.(a)	3,826,146	1,903,207
		15,999,965
Real Estate Management & Development — 1.6%
Anant Raj Ltd.	280,231	1,642,406
Brigade Enterprises Ltd.	314,395	3,292,120
Embassy Developments Ltd.(a)	1,234,878	1,311,527
Keystone Realtors Ltd.	75,299	540,587
Mahindra Lifespace Developers Ltd.	247,482	982,627
Max Estates Ltd.(a)	133,400	670,832
NESCO Ltd.	49,374	786,282
Puravankara Ltd.(a)	133,164	434,107
Raymond Realty Ltd.(a)	76,435	525,591
SignatureGlobal India Ltd.(a)	66,773	824,302
Sobha Ltd.	112,499	1,827,030
Sunteck Realty Ltd.	124,201	535,865
TARC Ltd.(a)	212,527	370,514
Valor Estate Ltd.(a)	377,295	724,205
		14,467,995
Retail REITs — 0.4%
Nexus Select Trust	1,945,282	3,268,848
Semiconductors & Semiconductor Equipment — 0.2%
Borosil Renewables Ltd.(a)	124,318	777,520
Websol Energy System Ltd.(a)	69,026	1,040,820
		1,818,340
Software — 1.7%
AurionPro Solutions Ltd.	51,435	773,112
Birlasoft Ltd.	390,997	1,630,803
CE Info Systems Ltd.	38,135	710,893
Intellect Design Arena Ltd.	194,963	2,160,979
KPIT Technologies Ltd.	384,555	5,189,554
Newgen Software Technologies Ltd.	150,648	1,508,013
Rategain Travel Technologies Ltd.(a)	123,748	718,286
Route Mobile Ltd.	37,560	361,398
Tanla Platforms Ltd.	154,178	1,079,892
Zaggle Prepaid Ocean Services Ltd.(a)	142,972	635,422
Zinka Logistics Solutions Ltd.(a)	101,916	735,217
		15,503,569
Specialty Retail — 1.3%
Aditya Birla Fashion and Retail Ltd.(a)	1,002,796	879,847
Aditya Birla Lifestyle Brands Ltd.(a)	996,067	1,524,305
Aditya Vision Ltd.(b)	117,360	669,527
Arvind Fashions Ltd.	186,844	1,100,568
BrainBees Solutions Ltd.(a)	215,839	887,032
Cartrade Tech Ltd.(a)	99,774	2,714,045
Ethos Ltd.(a)	31,199	799,892
Go Fashion India Ltd.(a)	61,161	489,629
PC Jeweller Ltd.(a)	4,699,357	699,465
Redtape Ltd./India	315,075	436,760
Senco Gold Ltd.	131,855	552,945
Thanga Mayil Jewellery Ltd.	25,065	641,267
V2 Retail Ltd.(a)	32,245	630,159
		12,025,441
Technology Hardware, Storage & Peripherals — 0.1%
Netweb Technologies India Ltd.	39,217	981,086
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Textiles, Apparel & Luxury Goods — 2.3%
Alok Industries Ltd.(a)	2,963,323	$586,264
Arvind Ltd.	368,198	1,173,932
Bata India Ltd.	121,706	1,515,104
Campus Activewear Ltd.	209,832	629,301
Ganesha Ecosphere Ltd.	31,748	479,440
Garware Technical Fibres Ltd.	104,224	905,094
Gokaldas Exports Ltd.(a)	137,589	1,052,342
Indo Count Industries Ltd.	164,365	431,215
KPR Mill Ltd.	278,874	3,123,804
PDS Ltd.	86,151	314,872
Pearl Global Industries Ltd.	36,542	512,696
Rajesh Exports Ltd.(a)	213,114	423,354
Raymond Lifestyle Ltd.(a)	64,070	804,777
Relaxo Footwears Ltd.	174,345	945,622
Safari Industries India Ltd.	51,656	1,255,878
Swan Energy Ltd.	255,271	1,287,332
Trident Ltd.	2,967,660	921,891
Vaibhav Global Ltd.	141,670	328,388
Vardhman Textiles Ltd.	237,544	1,144,478
Vedant Fashions Ltd.	142,828	1,201,321
VIP Industries Ltd.(a)	147,013	699,287
Welspun Living Ltd.	558,439	693,225
		20,429,617
Tobacco — 0.4%
Godfrey Phillips India Ltd.	29,147	3,633,884
Trading Companies & Distributors — 0.3%
IndiaMART Intermesh Ltd.(b)	70,541	2,078,134
Lloyds Enterprises Ltd.	584,646	470,433
Refex Industries Ltd.	118,412	493,493
		3,042,060
Security	Shares	Value
Transportation Infrastructure — 0.1%
Gujarat Pipavav Port Ltd.	622,001	$1,051,795
Water Utilities — 0.2%
VA Tech Wabag Ltd.	101,689	1,681,358
Total Long-Term Investments — 99.3% (Cost: $701,231,363)		892,816,963
Short-Term Securities
Money Market Funds — 2.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	20,210,000	20,210,000
Total Short-Term Securities — 2.3% (Cost: $20,210,000)		20,210,000
Total Investments — 101.6% (Cost: $721,441,363)		913,026,963
Liabilities in Excess of Other Assets — (1.6)%		(14,142,726)
Net Assets — 100.0%		$898,884,237

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,895,868, representing 0.2% of its net assets as of period end, and an original cost of $1,066,303.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$12,490,000	$7,720,000 (a)	$—	$—	$—	$20,210,000	20,210,000	$1,123,795	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	83	09/30/25	$4,080	$(30,840)
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI India Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$30,840	$—	$—	$—	$30,840

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(595,127)	$—	$—	$—	$(595,127)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(30,840)	$—	$—	$—	$(30,840)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,968,738
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$37,776,827	$855,040,136	$—	$892,816,963
Short-Term Securities
Money Market Funds	20,210,000	—	—	20,210,000
	$57,986,827	$855,040,136	$—	$913,026,963
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(30,840)	$—	$(30,840)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
ASSETS
Investments, at value—unaffiliated(a)	$9,113,732,734	$892,816,963
Investments, at value—affiliated(b)	256,650,000	20,210,000
Cash	16,467	967,287
Cash pledged for futures contracts	1,087,000	113,000
Foreign currency, at value(c)	27,987,251	1,338,647
Receivables:
Capital shares sold	67,571	—
Dividends—unaffiliated	10,300,391	626,992
Dividends—affiliated	875,537	65,017
Total assets	9,410,716,951	916,137,906
LIABILITIES
Payables:
Investments purchased	—	903,401
Capital shares redeemed	67,569	—
Deferred foreign capital gain tax	228,166,446	15,751,225
Foreign taxes	3,879,098	22,087
Investment advisory fees	5,021,076	562,655
Variation margin on futures contracts	123,333	14,301
Total liabilities	237,257,522	17,253,669
Commitments and contingent liabilities
NET ASSETS	$9,173,459,429	$898,884,237
NET ASSETS CONSIST OF
Paid-in capital	$6,589,591,466	$747,856,164
Accumulated earnings	2,583,867,963	151,028,073
NET ASSETS	$9,173,459,429	$898,884,237
NET ASSET VALUE
Shares outstanding	176,500,000	12,500,000
Net asset value	$51.97	$71.91
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$7,114,898,895	$701,231,363
(b) Investments, at cost—affiliated	$256,650,000	$20,210,000
(c) Foreign currency, at cost	$28,146,339	$1,344,475
See notes to financial statements.
Statements of Assets and Liabilities
14

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
INVESTMENT INCOME
Dividends—unaffiliated	$123,305,895	$6,978,268
Dividends—affiliated	11,910,472	1,123,795
Interest—unaffiliated	695,403	68,760
Foreign taxes withheld	(29,150,764)	(1,342,609)
Total investment income	106,761,006	6,828,214
EXPENSES
Investment advisory	59,887,050	6,413,048
Commitment costs	39,896	8,986
Interest expense	2,840	1,512
Mauritius income taxes	115	—
Total expenses	59,929,901	6,423,546
Net investment income	46,831,105	404,668
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(a)	(120,686,188)	(11,912,676)
Foreign currency transactions	(7,599,309)	(1,272,131)
Futures contracts	(6,578,369)	(595,127)
	(134,863,866)	(13,779,934)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(b)	(988,155,972)	(66,862,788)
Foreign currency translations	(254,207)	(11,704)
Futures contracts	(337,253)	(30,840)
	(988,747,432)	(66,905,332)
Net realized and unrealized loss	(1,123,611,298)	(80,685,266)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,076,780,193)	$(80,280,598)
(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(144,794,003)	$(17,566,442)
(b) Net of reduction in deferred foreign capital gain tax of	$291,605,896	$37,029,527
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$46,831,105	$44,744,115	$404,668	$1,344,387
Net realized gain (loss)	(134,863,866)	(80,223,290)	(13,779,934)	18,674,790
Net change in unrealized appreciation (depreciation)	(988,747,432)	2,401,933,599	(66,905,332)	200,271,659
Net increase (decrease) in net assets resulting from operations	(1,076,780,193)	2,366,454,424	(80,280,598)	220,290,836
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(75,501,466)	—	(58,602,040)	(1,937,789)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,177,268,839)	3,196,373,135	43,895,171	360,953,934
NET ASSETS
Total increase (decrease) in net assets	(2,329,550,498)	5,562,827,559	(94,987,467)	579,306,981
Beginning of year	11,503,009,927	5,940,182,368	993,871,704	414,564,723
End of year	$9,173,459,429	$11,503,009,927	$898,884,237	$993,871,704

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
16

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)
Net asset value, beginning of year	$57.63	$43.77	$43.22	$48.79	$33.37
Net investment income(b)	0.26	0.26	0.21	0.21	0.14
Net realized and unrealized gain (loss)(c)	(5.52)	13.60	0.42	(2.87)	15.35
Net increase (decrease) from investment operations	(5.26)	13.86	0.63	(2.66)	15.49
Distributions(d)
From net investment income	(0.40)	—	—	(2.91)	(0.07)
Return of capital	—	—	(0.08)	—	—
Total distributions	(0.40)	—	(0.08)	(2.91)	(0.07)
Net asset value, end of year	$51.97	$57.63	$43.77	$43.22	$48.79
Total Return(e)
Based on net asset value	(9.15)%	31.65%	1.44%	(5.66)%	46.54%
Ratios to Average Net Assets(f)
Total expenses	0.61%	0.62%	0.65%	0.68%	0.65%
Net investment income	0.48%	0.52%	0.51%	0.47%	0.35%
Supplemental Data
Net assets, end of year (000)	$9,173,459	$11,503,010	$5,940,182	$4,185,618	$6,350,592
Portfolio turnover rate(g)	30%	25%	18%	95%	25%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23(a)	Year Ended 08/31/22(a)	Year Ended 08/31/21(a)
Net asset value, beginning of year	$84.23	$62.81	$54.43	$57.80	$34.60
Net investment income (loss)(b)	0.04	0.13	0.15	0.04	(0.01)
Net realized and unrealized gain (loss)(c)	(7.13)	21.53	8.28	(2.64)	23.26
Net increase (decrease) from investment operations	(7.09)	21.66	8.43	(2.60)	23.25
Distributions(d)
From net investment income	(0.53)	—	—	(0.77)	(0.05)
From net realized gain	(4.70)	(0.24)	(0.05)	—	—
Return of capital	—	—	—	—	(0.00)(e)
Total distributions	(5.23)	(0.24)	(0.05)	(0.77)	(0.05)
Net asset value, end of year	$71.91	$84.23	$62.81	$54.43	$57.80
Total Return(f)
Based on net asset value	(8.94)%	34.57%	15.50%	(4.61)%	67.25%
Ratios to Average Net Assets(g)
Total expenses	0.74%	0.75%	0.80%(h)	0.74%	0.74%
Net investment income (loss)	0.05%	0.18%	0.28%	0.08%	(0.01)%
Supplemental Data
Net assets, end of year (000)	$898,884	$993,872	$414,565	$304,800	$329,466
Portfolio turnover rate(i)	62%	51%	150%	56%	55%
(a) Consolidated Financial Highlights.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than $0.01.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Includes non-recurring expense of Interest expense. Without this cost, total expenses would have been 0.74%.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
18

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified
Basis of Consolidation: The accompanying consolidated financial statements for MSCI India Small-Cap included the accounts of its subsidiary in the Republic of Mauritius, which was a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invested in Indian securities. On June 16, 2023, the Fund filed to liquidate its Subsidiary with the Mauritius Financial Services Commission.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.  Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
The portion of distributions that exceeds each Fund's current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to the Fund's shareholders and will not constitute
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
non-taxable returns of capital. Return of capital distributions will reduce a shareholder's cost basis and will result in higher capital gains or lower capital losses when each Fund's shares on which distributions were received are sold.  Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gains.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
4. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors ("BFA") manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. ("BlackRock"). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573
For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC ("BRIL"), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions:  Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
6. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI India	$2,906,284,772	$4,042,490,226
MSCI India Small-Cap	544,707,779	542,299,892
There were no in-kind transactions for the year ended August 31, 2025.
7. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and
21
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to net operating loss, distributions paid in excess of taxable income and distributions in connection with fund share redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI India	$(47,812,908)	$47,812,908
MSCI India Small-Cap	3,513,329	(3,513,329)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI India
Ordinary income	$75,501,466	$—
MSCI India Small-Cap
Ordinary income	$25,305,213	$—
Long-term capital gains	33,296,827	1,937,789
	$58,602,040	$1,937,789
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
MSCI India	$—	$(306,395,702)	$2,983,508,805	$ (93,245,140)	$2,583,867,963
MSCI India Small-Cap	15,123,010	—	144,443,699	(8,538,636)	151,028,073

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains / losses for tax purposes.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended August 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
MSCI India	$64,779,050
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$6,158,169,447	$3,458,600,365	$(246,677,244)	$3,211,923,121
MSCI India Small-Cap	752,789,401	193,258,264	(33,051,542)	160,206,722
8. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
Notes to Financial Statements
22

Notes to Financial Statements  (continued)
9. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI India
Shares sold	29,450,000	$1,622,628,822	71,150,000	$3,595,187,328
Shares redeemed	(52,550,000)	(2,799,897,661)	(7,250,000)	(398,814,193)
	(23,100,000)	$(1,177,268,839)	63,900,000	$3,196,373,135
MSCI India Small-Cap
Shares sold	5,100,000	$358,412,673	6,650,000	$463,895,089
Shares redeemed	(4,400,000)	(314,517,502)	(1,450,000)	(102,941,155)
	700,000	$43,895,171	5,200,000	$360,953,934
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
11. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI India ETF(1)
iShares MSCI India Small-Cap ETF(2)
(1) The financial highlights for each of the three years in the period ended August 31, 2025 and the consolidated financial highlights for each of the two years in the period ended August 31, 2022
(2) The financial highlights for each of the two years in the period ended August 31, 2025 and the consolidated financial highlights for each of the three years in the period ended August 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
25
2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI India	$121,226,145
MSCI India Small-Cap	8,052,461
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2025:
iShares ETF	20% Rate Long-Term Capital Gain Dividends
MSCI India Small-Cap	$36,810,156
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$129,248,548	$170,287,773
MSCI India Small-Cap	9,562,286	18,851,232
The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Short-Term Capital Gains
MSCI India Small-Cap	$19,354,478
Important Tax Information
26

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI India ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
27
2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI India ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
28

Board Review and Approval of Investment Advisory Contract
iShares MSCI India ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
29
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
30

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI India Small-Cap ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
31
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
Board Review and Approval of Investment Advisory Contract
32

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
33
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
REIT	Real Estate Investment Trust
Glossary of Terms Used in this Report
34

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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI Denmark ETF | EDEN | Cboe BZX Exchange
• iShares MSCI Kuwait ETF | KWT | Cboe BZX Exchange
• iShares MSCI New Zealand ETF | ENZL | NASDAQ
• iShares MSCI Norway ETF | ENOR | Cboe BZX Exchange

2

Schedule of Investments
August 31, 2025
iShares® MSCI Denmark ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 9.6%
DSV A/S	81,102	$17,980,921
Banks — 11.0%
Danske Bank A/S	282,435	11,624,518
Jyske Bank A/S, Registered	27,705	2,974,797
Ringkjoebing Landbobank A/S	14,811	3,346,755
Sydbank A/S	33,366	2,536,930
		20,483,000
Beverages — 4.5%
Carlsberg A/S, Class B	46,842	5,729,554
Royal Unibrew A/S	34,461	2,663,203
		8,392,757
Biotechnology — 6.4%
Bavarian Nordic A/S(a)	59,328	2,199,212
Genmab A/S(a)	28,468	7,105,301
Zealand Pharma A/S(a)	38,221	2,626,895
		11,931,408
Building Products — 1.3%
Rockwool AS, Class B	63,880	2,414,236
Chemicals — 5.1%
Novonesis Novozymes B, Class B	148,658	9,456,482
Commercial Services & Supplies — 1.5%
ISS A/S	94,560	2,765,504
Construction & Engineering — 0.8%
Per Aarsleff Holding A/S	16,044	1,573,026
Electrical Equipment — 6.2%
NKT A/S(a)	34,329	3,269,952
Vestas Wind Systems A/S	417,291	8,307,202
		11,577,154
Food Products — 0.7%
Schouw & Co. A/S	15,018	1,393,386
Ground Transportation — 0.3%
NTG Nordic Transport Group A/S, Class A(a)	16,379	471,539
Health Care Equipment & Supplies — 5.5%
Ambu A/S, Class B	149,670	2,262,588
Coloplast A/S, Class B	58,287	5,607,002
Demant A/S(a)	61,597	2,356,674
		10,226,264
Household Durables — 1.0%
GN Store Nord A/S(a)(b)	104,424	1,891,182
Independent Power and Renewable Electricity Producers — 1.6%
Orsted A/S(a)(b)(c)	98,274	2,979,809
Insurance — 3.5%
Alm Brand A/S	647,438	1,806,276
Tryg A/S	179,877	4,727,227
		6,533,503
IT Services — 0.9%
Netcompany Group A/S(a)(b)(c)	43,745	1,667,869
Life Sciences Tools & Services — 1.1%
Chemometec A/S	19,659	1,605,261
Security	Shares	Value
Life Sciences Tools & Services (continued)
Gubra AS(b)	6,708	$395,460
		2,000,721
Machinery — 1.2%
FLSmidth & Co. A/S	33,642	2,298,476
Marine Transportation — 4.8%
AP Moller - Maersk A/S, Class A	1,612	3,313,832
AP Moller - Maersk A/S, Class B, NVS(b)	2,061	4,246,752
D/S Norden A/S	28,791	1,028,148
DFDS A/S(a)	24,745	387,717
		8,976,449
Oil, Gas & Consumable Fuels — 0.8%
TORM PLC, Class A	67,128	1,439,201
Pharmaceuticals — 26.6%
ALK-Abello A/S(a)	89,372	2,821,307
H Lundbeck A/S	277,545	1,756,259
Novo Nordisk A/S, Class B	797,889	45,088,238
		49,665,804
Software — 0.3%
cBrain A/S(b)	16,083	471,349
Specialty Retail — 0.5%
Matas A/S(b)	45,495	951,155
Textiles, Apparel & Luxury Goods — 2.9%
Pandora A/S	39,433	5,451,445
Tobacco — 0.5%
Scandinavian Tobacco Group A/S, Class A(c)	62,438	885,583
Total Long-Term Investments — 98.6% (Cost: $200,715,163)		183,878,223
Short-Term Securities
Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	10,230,030	10,235,145
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	70,000	70,000
Total Short-Term Securities — 5.5% (Cost: $10,304,846)		10,305,145
Total Investments — 104.1% (Cost: $211,020,009)		194,183,368
Liabilities in Excess of Other Assets — (4.1)%		(7,645,447)
Net Assets — 100.0%		$186,537,921

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Denmark ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,139,059	$5,099,390 (a)	$—	$(2,139)	$(1,165)	$10,235,145	10,230,030	$60,147 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	120,000	—	(50,000)(a)	—	—	70,000	70,000	4,165	—
				$(2,139)	$(1,165)	$10,305,145		$64,312	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
OMX Copenhagen 25 Index	100	09/19/25	$2,616	$9,215
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$9,215	$—	$—	$—	$9,215

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(442,253)	$—	$—	$—	$(442,253)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(37,640)	$—	$—	$—	$(37,640)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$3,558,236
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Denmark ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,275,939	$180,602,284	$—	$183,878,223
Short-Term Securities
Money Market Funds	10,305,145	—	—	10,305,145
	$13,581,084	$180,602,284	$—	$194,183,368
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$9,215	$—	$9,215

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Kuwait ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 1.4%
Agility Public Warehousing Co. KSC	2,541,561	$1,139,937
Banks — 57.3%
Al Ahli Bank of Kuwait KSCP	1,847,293	1,753,655
Boubyan Bank KSCP	61,741	139,673
Burgan Bank SAK	1,749,094	1,390,961
Gulf Bank KSCP	2,488,171	2,776,748
Kuwait Finance House KSCP	7,117,489	17,957,207
Kuwait International Bank KSCP	1,692,477	1,455,441
Kuwait Projects Co. Holding KSCP(a)	3,768,224	1,070,869
National Bank of Kuwait SAKP	5,348,127	17,873,460
Warba Bank KSCP(a)	3,190,524	2,928,399
		47,346,413
Capital Markets — 3.4%
Boursa Kuwait Securities Co. KPSC	159,615	1,776,693
Noor Financial Investment Co. KSC	719,867	1,048,795
		2,825,488
Chemicals — 1.5%
Boubyan Petrochemicals Co. KSCP	603,853	1,265,996
Construction & Engineering — 0.9%
Combined Group Contracting Co. SAK	286,021	752,615
Consumer Finance — 1.5%
Arzan Financial Group for Financing & Investment KPSC	1,085,411	1,210,579
Diversified Consumer Services — 1.6%
Humansoft Holding Co. KSC	156,916	1,278,651
Electrical Equipment — 1.6%
Gulf Cable & Electrical Industries Co. KSCP	196,495	1,312,969
Energy Equipment & Services — 0.9%
Heavy Engineering & Ship Building Co. KSCP	263,740	751,748
Financial Services — 3.1%
A'ayan Leasing & Investment Co. KSCP	1,545,863	966,639
Alimtiaz Investment Group KSC(a)	3,956,663	724,738
National Investments Co. KSCP	1,108,997	893,312
		2,584,689
Food Products — 1.4%
Mezzan Holding Co. KSCC	292,111	1,156,942
Security	Shares	Value
Hotels, Restaurants & Leisure — 0.7%
IFA Hotels & Resorts-KPSC(a)	218,527	$602,666
Independent Power and Renewable Electricity Producers — 0.9%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	1,365,719	737,743
Industrial Conglomerates — 3.8%
Arabi Group Holding KSC(a)(b)	852,199	1,074,142
National Industries Group Holding SAK	2,451,770	2,044,204
		3,118,346
Passenger Airlines — 1.1%
Jazeera Airways Co. KSCP	207,507	944,974
Real Estate Management & Development — 10.6%
Commercial Real Estate Co. KSC	2,568,752	1,631,488
Kuwait Real Estate Co. KSC(a)	1,269,751	1,515,441
Mabanee Co. KPSC	875,889	2,750,185
National Real Estate Co. KPSC(a)	3,586,019	968,560
Salhia Real Estate Co. KSCP	907,420	1,176,423
United Real Estate Co. SAKP(a)	1,073,581	708,275
		8,750,372
Specialty Retail — 1.4%
Ali Alghanim Sons Automotive Co. KSCC	332,496	1,195,648
Trading Companies & Distributors — 1.1%
Integrated Holding Co. KCSC	498,887	888,507
Wireless Telecommunication Services — 5.6%
Kuwait Telecommunications Co.	580,073	1,093,868
Mobile Telecommunications Co. KSCP	2,103,489	3,522,967
		4,616,835
Total Investments — 99.8% (Cost: $63,782,900)		82,481,118
Other Assets Less Liabilities — 0.2%		205,747
Net Assets — 100.0%		$82,686,865

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$100,000	$—	$(100,000)(b)	$—	$—	$—	—	$6,073	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Kuwait ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1	09/19/25	$63	$190
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$190	$—	$—	$—	$190

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$108,786	$—	$—	$—	$108,786
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$190	$—	$—	$—	$190
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$44,544
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$14,056,125	$67,350,851	$1,074,142	$82,481,118
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Kuwait ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$190	$—	$—	$190

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Assets	Common Stocks
Opening balance, as of August 31, 2024	$—
Transfers into Level 3	797,932
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(1,602)
Net change in unrealized appreciation (depreciation)(a)(b)	(70,123)
Purchases	363,200
Sales	(15,265)
Closing balance, as of August 31, 2025	$1,074,142
Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2025(b)	$(69,707)
(a) Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.
Schedule of Investments
8

Schedule of Investments
August 31, 2025
iShares® MSCI New Zealand ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 2.7%
Freightways Group Ltd.	274,486	$1,967,392
Banks — 1.4%
Heartland Group Holdings Ltd.	1,883,262	999,927
Building Products — 3.9%
Fletcher Building Ltd.(a)	1,535,352	2,852,878
Diversified REITs — 2.9%
Argosy Property Ltd.	1,667,953	1,161,130
Stride Property Group	1,231,660	930,045
		2,091,175
Diversified Telecommunication Services — 4.7%
Spark New Zealand Ltd.	2,215,899	3,372,755
Electric Utilities — 9.3%
Contact Energy Ltd.	611,835	3,259,594
Mercury NZ Ltd.	886,003	3,428,895
		6,688,489
Financial Services — 10.4%
Infratil Ltd.(b)	1,116,652	7,477,604
Health Care Equipment & Supplies — 21.2%
Fisher & Paykel Healthcare Corp. Ltd.	709,929	15,328,907
Health Care Providers & Services — 6.3%
EBOS Group Ltd.	135,695	2,610,537
Ryman Healthcare Ltd.(a)	1,403,776	1,974,710
		4,585,247
Health Care REITs — 1.6%
Vital Healthcare Property Trust(b)	968,396	1,165,569
Hotels, Restaurants & Leisure — 1.2%
SKYCITY Entertainment Group Ltd.(a)(b)	2,115,862	873,777
Independent Power and Renewable Electricity Producers — 4.6%
Meridian Energy Ltd.	985,065	3,316,479
Industrial REITs — 4.6%
Goodman Property Trust	1,657,659	2,004,769
Property for Industry Ltd.	931,508	1,313,408
		3,318,177
Machinery — 1.5%
Skellerup Holdings Ltd.(b)	370,165	1,091,894
Security	Shares	Value
Office REITs — 2.6%
Precinct Properties Group(b)	2,500,235	$1,851,142
Oil, Gas & Consumable Fuels — 1.7%
Channel Infrastructure NZ Ltd.(b)	853,315	1,193,089
Passenger Airlines — 1.6%
Air New Zealand Ltd.	3,347,331	1,165,107
Retail REITs — 2.3%
Kiwi Property Group Ltd.	2,680,462	1,644,592
Software — 2.7%
Gentrack Group Ltd.(a)(b)	194,532	1,194,695
Vista Group International Ltd.(a)	431,225	763,203
		1,957,898
Transportation Infrastructure — 12.5%
Auckland International Airport Ltd.	2,030,812	9,045,485
Total Long-Term Investments — 99.7% (Cost: $78,810,837)		71,987,583
Short-Term Securities
Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(c)(d)(e)	2,394,981	2,396,179
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	30,000	30,000
Total Short-Term Securities — 3.4% (Cost: $2,425,998)		2,426,179
Total Investments — 103.1% (Cost: $81,236,835)		74,413,762
Liabilities in Excess of Other Assets — (3.1)%		(2,222,866)
Net Assets — 100.0%		$72,190,896

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI New Zealand ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,396,975 (a)	$—	$(977)	$181	$2,396,179	2,394,981	$10,481 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	20,000 (a)	—	—	—	30,000	30,000	1,159	—
				$(977)	$181	$2,426,179		$11,640	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	1	09/18/25	$146	$(2)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2	$—	$—	$—	$2

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(7,880)	$—	$—	$—	$(7,880)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(8)	$—	$—	$—	$(8)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$102,659
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI New Zealand ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$49,043,312	$22,944,271	$—	$71,987,583
Short-Term Securities
Money Market Funds	2,426,179	—	—	2,426,179
	$51,469,491	$22,944,271	$—	$74,413,762
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2)	$—	$—	$(2)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Norway ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 7.1%
Kongsberg Gruppen ASA	97,880	$2,923,310
Banks — 17.1%
DNB Bank ASA	197,448	5,202,391
SpareBank 1 Nord Norge	21,033	286,765
SpareBank 1 Oestlandet	10,474	195,189
SpareBank 1 SMN	28,712	548,376
SpareBank 1 Sor-Norge ASA	45,715	802,736
		7,035,457
Broadline Retail — 0.8%
Europris ASA(a)	34,966	338,286
Chemicals — 3.6%
Elkem ASA(a)	63,239	161,005
Yara International ASA	36,768	1,338,492
		1,499,497
Construction & Engineering — 0.9%
Cadeler AS(b)	50,075	263,006
Norconsult Norge A/S	23,707	108,840
		371,846
Containers & Packaging — 0.3%
Elopak ASA	29,618	138,630
Diversified Telecommunication Services — 5.5%
Telenor ASA	136,976	2,285,242
Electronic Equipment, Instruments & Components — 1.0%
Kitron ASA	41,881	243,378
NORBIT ASA	7,731	156,939
		400,317
Energy Equipment & Services — 5.5%
Aker Solutions ASA	65,043	201,539
BW Offshore Ltd.	20,401	76,208
DOF Group ASA	32,569	317,739
Odfjell Drilling Ltd.	26,058	210,271
Paratus Energy Services Ltd.	18,672	81,136
Subsea 7 SA	49,891	1,043,540
TGS ASA	43,259	330,731
		2,261,164
Food Products — 13.8%
Austevoll Seafood ASA	20,092	186,369
Bakkafrost P/F	11,155	484,574
Grieg Seafood ASA(b)(c)	11,236	79,473
Leroy Seafood Group ASA	59,074	289,448
Mowi ASA	103,510	2,129,649
Orkla ASA	155,820	1,742,241
Salmar ASA	14,816	758,740
		5,670,494
Independent Power and Renewable Electricity Producers — 0.7%
Scatec ASA(a)(b)	28,013	294,871
Industrial Conglomerates — 0.9%
Aker ASA, Class A	4,917	358,808
Insurance — 7.9%
Gjensidige Forsikring ASA	44,395	1,233,296
Protector Forsikring ASA	11,869	573,723
Storebrand ASA	93,638	1,440,796
		3,247,815
Interactive Media & Services — 3.4%
Vend Marketplaces ASA	15,587	603,437
Security	Shares	Value
Interactive Media & Services (continued)
Vend Marketplaces ASA, Class B	22,198	$810,440
		1,413,877
IT Services — 0.6%
Atea ASA	17,331	241,375
Machinery — 2.4%
AutoStore Holdings Ltd.(a)(b)	264,347	222,351
TOMRA Systems ASA	49,228	749,347
		971,698
Marine Transportation — 2.3%
Hoegh Autoliners ASA	23,116	265,658
MPC Container Ships ASA	83,239	148,689
Odfjell SE, Class A	3,995	47,412
Stolt-Nielsen Ltd.	5,161	167,772
Wallenius Wilhelmsen ASA	23,301	218,055
Wilh Wilhelmsen Holding ASA, Class A	2,246	115,069
		962,655
Metals & Mining — 4.5%
Norsk Hydro ASA	283,589	1,838,163
Oil, Gas & Consumable Fuels — 18.6%
Aker BP ASA	70,304	1,778,548
BlueNord ASA	5,255	257,468
BW LPG Ltd.(a)(c)	21,078	328,987
DNO ASA	96,839	147,542
Equinor ASA	181,772	4,485,920
Frontline PLC(c)	32,039	658,223
		7,656,688
Passenger Airlines — 0.5%
Norwegian Air Shuttle ASA	115,095	195,066
Real Estate Management & Development — 0.4%
Entra ASA(a)(b)	10,021	121,223
Public Property Invest AS	24,967	60,301
		181,524
Semiconductors & Semiconductor Equipment — 1.5%
Nordic Semiconductor ASA(b)	38,416	635,994
Software — 0.3%
LINK Mobility Group Holding ASA(b)	38,831	125,546
Total Long-Term Investments — 99.6% (Cost: $40,137,354)		41,048,323
Short-Term Securities
Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	1,288,992	1,289,636
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	10,000	10,000
Total Short-Term Securities — 3.2% (Cost: $1,299,617)		1,299,636
Total Investments — 102.8% (Cost: $41,436,971)		42,347,959
Liabilities in Excess of Other Assets — (2.8)%		(1,138,251)
Net Assets — 100.0%		$41,209,708

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Norway ETF

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,090,558	$199,104 (a)	$—	$252	$(278)	$1,289,636	1,288,992	$10,750 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0 (a)	—	—	—	10,000	10,000	589	—
				$252	$(278)	$1,299,636		$11,339	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro Euro STOXX 50 Index	24	09/19/25	$151	$22
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$22	$—	$—	$—	$22

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$27,083	$—	$—	$—	$27,083
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,521)	$—	$—	$—	$(3,521)
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Norway ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$192,079
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,818,467	$39,229,856	$—	$41,048,323
Short-Term Securities
Money Market Funds	1,299,636	—	—	1,299,636
	$3,118,103	$39,229,856	$—	$42,347,959
Derivative Financial Instruments(a)
Assets
Equity Contracts	$22	$—	$—	$22

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
14

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Denmark ETF	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$183,878,223	$82,481,118	$71,987,583	$41,048,323
Investments, at value—affiliated(c)	10,305,145	—	2,426,179	1,299,636
Cash	6,560	—	2,106	6,368
Cash pledged for futures contracts	—	2,000	—	—
Foreign currency collateral pledged for futures contracts(d)	225,524	—	10,471	9,359
Foreign currency, at value(e)	220,033	1,701,696	77,479	78,228
Receivables:
Investments sold	—	—	—	22,993
Securities lending income—affiliated	12,216	—	897	843
Dividends—unaffiliated	26,042	92,432	113,350	43,735
Dividends—affiliated	188	402	60	31
Tax reclaims	2,197,427	—	—	9,219
Total assets	196,871,358	84,277,648	74,618,125	42,518,735
LIABILITIES
Bank overdraft	—	1,535,696	—	—
Collateral on securities loaned, at value	10,236,534	—	2,396,975	1,289,393
Payables:
Investments purchased	—	2,138	—	—
Investment advisory fees	82,747	52,544	30,252	18,698
Variation margin on futures contracts	14,156	405	2	936
Total liabilities	10,333,437	1,590,783	2,427,229	1,309,027
Commitments and contingent liabilities
NET ASSETS	$186,537,921	$82,686,865	$72,190,896	$41,209,708
NET ASSETS CONSIST OF
Paid-in capital	$211,221,882	$69,020,334	$148,798,740	$55,800,426
Accumulated earnings (loss)	(24,683,961)	13,666,531	(76,607,844)	(14,590,718)
NET ASSETS	$186,537,921	$82,686,865	$72,190,896	$41,209,708
NET ASSET VALUE
Shares outstanding	1,700,000	2,150,000	1,600,000	1,450,000
Net asset value	$109.73	$38.46	$45.12	$28.42
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$200,715,163	$63,782,900	$78,810,837	$40,137,354
(b) Securities loaned, at value	$9,592,054	$—	$2,288,328	$1,028,578
(c) Investments, at cost—affiliated	$10,304,846	$—	$2,425,998	$1,299,617
(d) Foreign currency collateral pledged, at cost	$223,701	$—	$10,711	$9,308
(e) Foreign currency, at cost	$216,385	$1,701,684	$76,737	$78,129
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Denmark ETF	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF
INVESTMENT INCOME
Dividends—unaffiliated	$5,907,315	$3,020,134	$2,424,766	$2,166,986
Dividends—affiliated	4,165	6,073	1,159	589
Interest—unaffiliated	23,432	409	548	324
Securities lending income—affiliated—net	60,147	—	10,481	10,750
Foreign taxes withheld	(853,299)	—	(310,962)	(467,540)
Total investment income	5,141,760	3,026,616	2,125,992	1,711,109
EXPENSES
Investment advisory	1,248,416	534,180	390,090	175,077
Commitment costs	2,401	750	805	323
Interest expense	—	3,286	—	—
Total expenses	1,250,817	538,216	390,895	175,400
Net investment income	3,890,943	2,488,400	1,735,097	1,535,709
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(1,891,002)	(701,094)	(6,826,896)	(1,568,231)
Investments—affiliated	(2,139)	—	(977)	252
Foreign currency transactions	71,645	(34,056)	2,131	11,312
Futures contracts	(442,253)	108,786	(7,880)	27,083
In-kind redemptions—unaffiliated(a)	20,505,147	—	1,776,185	1,112,530
	18,241,398	(626,364)	(5,057,437)	(417,054)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(63,343,839)	12,251,900	(3,085,886)	5,350,527
Investments—affiliated	(1,165)	—	181	(278)
Foreign currency translations	141,152	(2,297)	623	1,023
Futures contracts	(37,640)	190	(8)	(3,521)
	(63,241,492)	12,249,793	(3,085,090)	5,347,751
Net realized and unrealized gain (loss)	(45,000,094)	11,623,429	(8,142,527)	4,930,697
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,109,151)	$14,111,829	$(6,407,430)	$6,466,406
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
16

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Kuwait ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,890,943	$3,406,777	$2,488,400	$2,063,080
Net realized gain (loss)	18,241,398	23,085,390	(626,364)	(1,651,561)
Net change in unrealized appreciation (depreciation)	(63,241,492)	33,525,458	12,249,793	4,542,110
Net increase (decrease) in net assets resulting from operations	(41,109,151)	60,017,625	14,111,829	4,953,629
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,090,885)	(3,420,554)	(2,774,730)	(3,123,698)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(54,534,381)	(15,718,632)	12,449,002	(1,423,781)
NET ASSETS
Total increase (decrease) in net assets	(99,734,417)	40,878,439	23,786,101	406,150
Beginning of year	286,272,338	245,393,899	58,900,764	58,494,614
End of year	$186,537,921	$286,272,338	$82,686,865	$58,900,764

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
17
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI New Zealand ETF		iShares MSCI Norway ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,735,097	$2,889,217	$1,535,709	$1,476,648
Net realized loss	(5,057,437)	(15,810,072)	(417,054)	(1,206,767)
Net change in unrealized appreciation (depreciation)	(3,085,090)	22,358,662	5,347,751	3,692,507
Net increase (decrease) in net assets resulting from operations	(6,407,430)	9,437,807	6,466,406	3,962,388
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,803,827)	(2,949,983)	(1,567,328)	(1,631,673)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,813,569)	(49,872,246)	6,477,053	(6,907,697)
NET ASSETS
Total increase (decrease) in net assets	(17,024,826)	(43,384,422)	11,376,131	(4,576,982)
Beginning of year	89,215,722	132,600,144	29,833,577	34,410,559
End of year	$72,190,896	$89,215,722	$41,209,708	$29,833,577

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
18

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$130.12	$104.42	$86.11	$115.08	$84.54
Net investment income(a)	1.87	1.52	2.23	1.37	0.76
Net realized and unrealized gain (loss)(b)	(20.27)	25.75	17.99	(28.97)	30.62
Net increase (decrease) from investment operations	(18.40)	27.27	20.22	(27.60)	31.38
Distributions from net investment income(c)	(1.99)	(1.57)	(1.91)	(1.37)	(0.84)
Net asset value, end of year	$109.73	$130.12	$104.42	$86.11	$115.08
Total Return(d)
Based on net asset value	(14.24)%	26.23%	23.48%	(24.07)%	37.21%
Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	1.65%	1.32%	2.26%	1.37%	0.77%
Supplemental Data
Net assets, end of year (000)	$186,538	$286,272	$245,394	$176,516	$166,868
Portfolio turnover rate(f)	24%	14%	16%	12%	11%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Kuwait ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Period From 09/01/20(a) to 08/31/21
Net asset value, beginning of period	$32.72	$31.62	$36.39	$33.93	$25.22
Net investment income(b)	1.21	1.03	1.19	0.87	0.66
Net realized and unrealized gain (loss)(c)	5.82	1.56	(4.09)	4.38	8.62
Net increase (decrease) from investment operations	7.03	2.59	(2.90)	5.25	9.28
Distributions(d)
From net investment income	(1.29)	(1.49)	(1.14)	(2.79)	(0.57)
From net realized gain	—	—	(0.73)	—	—
Total distributions	(1.29)	(1.49)	(1.87)	(2.79)	(0.57)
Net asset value, end of period	$38.46	$32.72	$31.62	$36.39	$33.93
Total Return(e)
Based on net asset value	21.97%	8.36%	(8.04)%	16.26%	37.03%(f)
Ratios to Average Net Assets(g)
Total expenses	0.75%	0.74%	0.74%	0.74%	0.74%(h)
Net investment income	3.45%	3.21%	3.62%	2.42%	2.24%(h)
Supplemental Data
Net assets, end of period (000)	$82,687	$58,901	$58,495	$29,116	$18,662
Portfolio turnover rate(i)	42%	51%	25%	26%	16%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
20

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$49.56	$45.72	$47.00	$63.49	$60.80
Net investment income(a)	1.01	1.31	1.09	1.06	1.04
Net realized and unrealized gain (loss)(b)	(4.40)	3.86	(1.65)	(16.12)	2.97
Net increase (decrease) from investment operations	(3.39)	5.17	(0.56)	(15.06)	4.01
Distributions from net investment income(c)	(1.05)	(1.33)	(0.72)	(1.43)	(1.32)
Net asset value, end of year	$45.12	$49.56	$45.72	$47.00	$63.49
Total Return(d)
Based on net asset value	(6.90)%	11.52%	(1.25)%	(23.96)%	6.58%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.20%	2.87%	2.26%	1.95%	1.64%
Supplemental Data
Net assets, end of year (000)	$72,191	$89,216	$132,600	$115,147	$142,856
Portfolio turnover rate(f)	37%	47%	34%	12%	16%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
21
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$24.86	$22.94	$25.92	$28.67	$22.40
Net investment income(a)	1.18	1.13	1.19	0.97	0.69
Net realized and unrealized gain (loss)(b)	3.50	2.08	(3.05)	(2.79)	6.30
Net increase (decrease) from investment operations	4.68	3.21	(1.86)	(1.82)	6.99
Distributions from net investment income(c)	(1.12)	(1.29)	(1.12)	(0.93)	(0.72)
Net asset value, end of year	$28.42	$24.86	$22.94	$25.92	$28.67
Total Return(d)
Based on net asset value	19.40%	14.30%	(7.05)%	(6.50)%	31.42%
Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	4.65%	4.78%	5.05%	3.39%	2.61%
Supplemental Data
Net assets, end of year (000)	$41,210	$29,834	$34,411	$33,690	$45,868
Portfolio turnover rate(f)	12%	13%	11%	27%	12%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
22

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Denmark	Non-diversified
MSCI Kuwait	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
23
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
Notes to Financial Statements
24

Notes to Financial Statements  (continued)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Denmark
BNP Paribas SA	$198,732	$(198,732)	$—	$—
Goldman Sachs & Co. LLC	703,368	(703,368)	—	—
Morgan Stanley	5,375,759	(5,375,759)	—	—
Nomura Securities International, Inc.	2,922,744	(2,922,744)	—	—
UBS AG	391,451	(391,451)	—	—
	$9,592,054	$(9,592,054)	$—	$—
MSCI New Zealand
Barclays Capital, Inc.	$61,945	$(61,945)	$—	$—
BNP Paribas SA	118,845	(111,313)	—	7,532(b)
BofA Securities, Inc.	150,559	(150,559)	—	—
Citigroup Global Markets, Inc.	289,076	(289,076)	—	—
Macquarie Bank Ltd.	19,860	(19,860)	—	—
Morgan Stanley	614,158	(614,158)	—	—
State Street Bank & Trust Co.	1,033,885	(1,033,885)	—	—
	$2,288,328	$(2,280,796)	$—	$7,532
MSCI Norway
BofA Securities, Inc.	$222,192	$(222,192)	$—	$—
Goldman Sachs & Co. LLC	717,692	(717,692)	—	—
Morgan Stanley	87,633	(87,633)	—	—
Scotia Capital (USA), Inc.	1,061	(1,061)	—	—
	$1,028,578	$(1,028,578)	$—	$—
25
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of August 31, 2025. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
MSCI Denmark	0.53%
MSCI Kuwait	0.74
MSCI Norway	0.53
For its investment advisory services to the iShares MSCI New Zealand ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for
Notes to Financial Statements
26

Notes to Financial Statements  (continued)
securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Denmark	$16,680
MSCI New Zealand	3,396
MSCI Norway	2,732
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Denmark	$17,061,972	$8,450,433	$42,429
MSCI New Zealand	1,660,608	1,833,786	(310,319)
MSCI Norway	273,480	252,408	(13,937)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Denmark	$56,536,253	$57,660,614
MSCI Kuwait	43,278,982	30,807,458
MSCI New Zealand	28,917,444	29,441,116
MSCI Norway	4,034,913	3,952,084
27
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$23,803,900	$77,435,391
MSCI New Zealand	12,251,674	20,853,286
MSCI Norway	10,545,526	4,130,878
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Denmark	$20,178,115	$ (20,178,115)
MSCI New Zealand	1,700,004	(1,700,004)
MSCI Norway	1,110,775	(1,110,775)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Denmark
Ordinary income	$4,090,885	$3,420,554
MSCI Kuwait
Ordinary income	$2,774,730	$3,123,698
MSCI New Zealand
Ordinary income	$1,803,827	$2,949,983
MSCI Norway
Ordinary income	$1,567,328	$1,631,673
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Denmark	$2,356,518	$(6,442,959)	$(20,597,520)	$(24,683,961)
MSCI Kuwait	1,661,122	(2,798,394)	14,803,803	13,666,531
MSCI New Zealand	170,053	(68,896,607)	(7,881,290)	(76,607,844)
MSCI Norway	132,005	(15,406,069)	683,346	(14,590,718)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements
28

Notes to Financial Statements  (continued)
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$214,948,673	$20,290,999	$(41,047,089)	$(20,756,090)
MSCI Kuwait	67,675,246	18,276,425	(3,470,553)	14,805,872
MSCI New Zealand	82,295,968	3,140,297	(11,022,505)	(7,882,208)
MSCI Norway	41,665,122	4,796,380	(4,113,543)	682,837
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties  to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including
29
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Denmark
Shares sold	200,000	$24,063,969	550,000	$64,009,546
Shares redeemed	(700,000)	(78,598,350)	(700,000)	(79,728,178)
	(500,000)	$(54,534,381)	(150,000)	$(15,718,632)
MSCI Kuwait
Shares sold	900,000	$31,770,177	600,000	$19,882,781
Shares redeemed	(550,000)	(19,321,175)	(650,000)	(21,306,562)
	350,000	$12,449,002	(50,000)	$(1,423,781)
Notes to Financial Statements
30

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI New Zealand
Shares sold	250,000	$12,367,442	100,000	$4,323,438
Shares redeemed	(450,000)	(21,181,011)	(1,200,000)	(54,195,684)
	(200,000)	$(8,813,569)	(1,100,000)	$(49,872,246)
MSCI Norway
Shares sold	400,000	$10,641,140	100,000	$2,404,609
Shares redeemed	(150,000)	(4,164,087)	(400,000)	(9,312,306)
	250,000	$6,477,053	(300,000)	$(6,907,697)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
31
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
iShares Trust and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Denmark ETF
iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
32

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI Denmark	$5,940,126
MSCI New Zealand	2,192,319
MSCI Norway	1,993,708
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$5,947,869	$863,049
MSCI Kuwait	3,560,500	—
MSCI New Zealand	2,424,767	318,786
MSCI Norway	2,166,987	456,603
33
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
34

Board Review and Approval of Investment Advisory Contract
iShares MSCI Denmark ETF, iShares MSCI Norway ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
35
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
36

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Kuwait ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
37
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
Board Review and Approval of Investment Advisory Contract
38

Board Review and Approval of Investment Advisory Contract (continued)
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI New Zealand ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided,
39
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
40

Board Review and Approval of Investment Advisory Contract (continued)
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
41
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
Glossary of Terms Used in this Report
42

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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ
• iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ
• iShares MSCI Global Sustainable Development Goals ETF | SDG | NASDAQ
• iShares MSCI World Small-Cap ETF | WSML | NASDAQ
• iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF | PABD | NASDAQ

2

3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 7.0%
ANZ Group Holdings Ltd.	1,212,618	$26,646,230
APA Group	2,089,026	12,030,912
Aristocrat Leisure Ltd.	466,250	22,107,965
ASX Ltd.	269,617	11,013,516
BHP Group Ltd.	1,904,386	53,080,884
BlueScope Steel Ltd.	620,746	9,299,830
Brambles Ltd.	1,836,382	31,121,421
CAR Group Ltd.	421,118	11,108,230
Cochlear Ltd.	93,211	18,354,679
Commonwealth Bank of Australia	858,848	95,459,223
Computershare Ltd.	374,791	9,327,002
CSL Ltd.	278,163	38,694,599
Evolution Mining Ltd.	1,907,251	10,941,666
Fortescue Ltd.	909,064	11,466,181
Goodman Group	746,347	16,702,021
James Hardie Industries PLC(a)	347,762	7,062,704
Lottery Corp. Ltd. (The)	3,369,403	12,944,625
Macquarie Group Ltd.	178,678	26,206,199
National Australia Bank Ltd.	947,227	26,435,763
Northern Star Resources Ltd.	843,340	10,524,686
QBE Insurance Group Ltd.	1,620,383	22,893,971
REA Group Ltd.	72,367	11,851,438
Rio Tinto Ltd.	133,808	10,107,462
Santos Ltd.	1,916,790	10,035,048
Sigma Healthcare Ltd.(b)	5,381,148	10,964,216
Suncorp Group Ltd.	1,917,170	26,643,259
Transurban Group	4,276,326	40,787,996
Wesfarmers Ltd.	593,403	35,543,970
Westpac Banking Corp.	1,092,907	27,529,307
WiseTech Global Ltd.	132,682	8,790,429
Woodside Energy Group Ltd.	1,764,892	30,422,310
		696,097,742
Austria — 0.3%
Erste Group Bank AG	135,786	12,924,849
OMV AG	180,856	9,961,477
Verbund AG	133,338	9,509,202
		32,395,528
Belgium — 1.1%
Anheuser-Busch InBev SA	613,696	38,500,774
Argenx SE(a)	34,238	24,377,616
KBC Group NV	248,404	29,280,201
UCB SA	53,627	12,579,760
		104,738,351
Denmark — 2.0%
AP Moller - Maersk A/S, Class A	4,489	9,228,159
Carlsberg A/S, Class B	110,158	13,474,152
DSV A/S	100,675	22,320,401
Genmab A/S(a)	43,432	10,840,151
Novo Nordisk A/S, Class B	1,628,983	92,052,871
Novonesis Novozymes B, Class B	199,317	12,679,020
Orsted A/S(a)(c)	309,903	9,396,704
Pandora A/S	89,586	12,384,885
Vestas Wind Systems A/S	608,771	12,119,081
		194,495,424
Finland — 1.5%
Elisa OYJ	329,937	17,588,739
Kesko OYJ, Class B	712,230	15,797,482
Metso OYJ	1,130,592	14,633,742
Neste OYJ	574,133	10,551,708
Security	Shares	Value
Finland (continued)
Nokia OYJ	4,786,479	$20,605,501
Sampo OYJ, Class A	2,234,073	25,635,573
Stora Enso OYJ, Class R	872,721	10,194,477
UPM-Kymmene OYJ	637,405	18,152,189
Wartsila OYJ Abp	577,185	16,918,912
		150,078,323
France — 10.5%
Air Liquide SA	115,577	23,813,173
Airbus SE	290,938	60,826,106
Alstom SA(a)	393,986	9,472,192
Amundi SA(c)	129,749	9,591,012
AXA SA	1,375,652	64,074,624
BNP Paribas SA	491,855	44,200,408
Cie de Saint-Gobain SA	142,538	15,388,281
Cie Generale des Etablissements Michelin SCA	1,076,341	38,978,131
Covivio SA/France	244,297	16,014,170
Credit Agricole SA	991,254	18,132,026
Danone SA	729,025	60,849,773
Dassault Systemes SE	791,739	24,623,240
Engie SA	651,391	13,479,452
EssilorLuxottica SA	190,757	58,187,625
Eurofins Scientific SE	132,848	10,087,820
Getlink SE	504,516	9,543,762
Hermes International SCA	16,381	40,119,641
Kering SA	44,685	11,973,974
Legrand SA	170,545	25,971,618
L'Oreal SA	137,062	63,992,289
LVMH Moet Hennessy Louis Vuitton SE	122,054	72,064,781
Pernod Ricard SA	100,383	11,435,195
Rexel SA	681,659	22,069,499
Safran SA	91,978	30,566,886
Sanofi SA	297,575	29,522,996
Schneider Electric SE	350,003	85,990,962
Societe Generale SA	523,308	32,292,721
STMicroelectronics NV	613,634	16,722,362
TotalEnergies SE	1,515,080	95,118,302
Unibail-Rodamco-Westfield, New	106,127	11,041,423
Vinci SA	98,216	13,321,173
		1,039,465,617
Germany — 9.7%
adidas AG	115,197	22,412,269
Allianz SE, Registered	210,742	89,098,030
BASF SE	193,955	10,303,073
Bayer AG, Registered	432,053	14,214,787
Bayerische Motoren Werke AG	160,781	16,820,975
Beiersdorf AG	83,733	9,643,175
Commerzbank AG	442,681	16,896,490
Daimler Truck Holding AG	203,750	9,584,169
Deutsche Bank AG, Registered	1,187,087	41,709,647
Deutsche Boerse AG	157,329	46,307,252
Deutsche Lufthansa AG, Registered	1,024,047	9,546,987
Deutsche Telekom AG, Registered	1,081,915	39,592,662
E.ON SE	716,522	12,776,549
GEA Group AG	299,821	21,823,022
Heidelberg Materials AG	75,378	17,830,538
Henkel AG & Co. KGaA	430,687	33,100,317
Hensoldt AG	98,535	10,214,166
Infineon Technologies AG	852,012	34,876,132
LEG Immobilien SE	113,501	9,514,329
Mercedes-Benz Group AG	446,805	27,963,201
Merck KGaA	191,509	24,315,393
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Germany (continued)
MTU Aero Engines AG	24,619	$10,971,881
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	80,610	51,421,247
QIAGEN NV	222,336	10,359,545
Rheinmetall AG	24,320	47,174,731
SAP SE	601,306	163,673,176
Siemens AG, Registered	408,678	113,287,669
Siemens Energy AG(a)	321,543	34,205,530
Vonovia SE	294,417	9,534,201
		959,171,143
Hong Kong — 1.9%
AIA Group Ltd.	5,602,600	53,249,105
BOC Hong Kong Holdings Ltd.	4,526,000	20,548,604
Hong Kong & China Gas Co. Ltd.	10,661,000	9,613,241
Hong Kong Exchanges & Clearing Ltd.	764,900	44,814,093
MTR Corp. Ltd.	11,271,500	38,214,650
Sino Land Co. Ltd.	7,988,000	9,516,816
Sun Hung Kai Properties Ltd.	853,000	10,075,966
		186,032,475
Ireland — 0.6%
AIB Group PLC	1,404,689	11,412,915
Kerry Group PLC, Class A	280,054	25,642,760
Kingspan Group PLC	122,198	9,427,998
Ryanair Holdings PLC	322,226	9,550,072
		56,033,745
Israel — 1.1%
Bank Hapoalim BM	995,450	19,454,884
Bank Leumi Le-Israel BM	608,856	11,700,415
Check Point Software Technologies Ltd.(a)	53,193	10,273,696
CyberArk Software Ltd.(a)	33,758	15,301,151
Elbit Systems Ltd.	27,399	13,328,155
Isracard Ltd.	1	4
Mizrahi Tefahot Bank Ltd.	221,581	14,470,761
Nice Ltd.(a)	72,532	10,224,497
Wix.com Ltd.(a)	81,792	11,539,215
		106,292,778
Italy — 3.2%
Banca Mediolanum SpA	544,844	11,020,873
Banco BPM SpA	820,160	11,251,862
BPER Banca SpA	1,080,970	11,228,095
Enel SpA	4,275,848	39,458,158
Eni SpA	578,887	10,348,440
Ferrari NV	26,279	12,505,854
Generali	1,039,147	40,565,254
Intesa Sanpaolo SpA	9,465,097	59,587,986
Leonardo SpA	176,796	10,043,494
Mediobanca Banca di Credito Finanziario SpA	595,173	14,416,533
Moncler SpA	333,763	19,426,630
Prysmian SpA	148,738	12,980,818
UniCredit SpA	761,092	58,866,440
		311,700,437
Japan — 21.9%
Advantest Corp.	398,300	30,457,795
Aeon Co. Ltd.	1,152,900	13,985,887
Ajinomoto Co. Inc.	839,400	22,763,838
ANA Holdings Inc.	1,383,700	27,897,019
Asahi Group Holdings Ltd.	1,117,500	14,043,323
Asahi Kasei Corp.	1,576,600	12,865,964
Asics Corp.	418,200	11,241,881
Astellas Pharma Inc.	1,336,200	14,668,363
Bandai Namco Holdings Inc.	294,600	10,128,963
Security	Shares	Value
Japan (continued)
Bridgestone Corp.	885,500	$40,002,838
Canon Inc.	531,900	15,566,062
Chugai Pharmaceutical Co. Ltd.	377,900	16,699,895
Concordia Financial Group Ltd.	1,366,600	10,311,485
Dai-ichi Life Holdings Inc.	1,610,200	13,212,607
Daiichi Sankyo Co. Ltd.	1,041,600	24,906,387
Daikin Industries Ltd.	133,400	16,666,240
Daiwa House Industry Co. Ltd.	274,700	9,705,896
Daiwa Securities Group Inc.	2,985,900	23,147,774
Disco Corp.	43,100	11,792,400
East Japan Railway Co.	600,900	14,743,357
Eisai Co. Ltd.	435,300	13,308,281
ENEOS Holdings Inc.	3,213,000	19,025,440
FANUC Corp.	931,100	25,884,101
Fast Retailing Co. Ltd.	109,200	34,133,635
FUJIFILM Holdings Corp.	487,900	11,558,723
Fujikura Ltd.	122,000	10,350,338
Fujitsu Ltd.	1,502,000	36,144,412
Hankyu Hanshin Holdings Inc.	791,700	23,439,770
Hitachi Ltd.	2,530,200	68,172,211
Honda Motor Co. Ltd.	1,749,700	19,395,376
Hoya Corp.	253,800	32,772,337
Idemitsu Kosan Co. Ltd.	1,529,700	10,148,424
IHI Corp.	87,600	9,103,569
Inpex Corp.	709,400	12,054,239
Isuzu Motors Ltd.	1,251,500	16,392,921
ITOCHU Corp.	998,500	56,403,984
JFE Holdings Inc.	848,600	10,549,609
Kao Corp.	222,500	10,109,514
KDDI Corp.	2,974,200	51,404,035
Keyence Corp.	72,000	27,449,496
Kirin Holdings Co. Ltd.	709,200	10,295,155
Komatsu Ltd.	493,700	16,713,890
Konami Group Corp.	70,300	10,603,938
Marubeni Corp.	1,451,300	32,937,541
Mitsubishi Chemical Group Corp.	2,515,300	14,292,720
Mitsubishi Corp.	1,473,600	33,269,271
Mitsubishi Electric Corp.	1,222,200	29,177,614
Mitsubishi Estate Co. Ltd.	663,900	14,142,747
Mitsubishi Heavy Industries Ltd.	1,570,700	39,632,215
Mitsubishi UFJ Financial Group Inc.	5,365,000	81,650,228
Mitsui Fudosan Co. Ltd.	1,006,200	10,637,779
Mizuho Financial Group Inc.	1,543,100	50,764,715
MS&AD Insurance Group Holdings Inc.	449,200	10,449,221
Murata Manufacturing Co. Ltd.	666,400	10,758,069
NEC Corp.	806,600	24,561,542
Nintendo Co. Ltd.	522,480	46,599,422
Nippon Yusen KK	277,000	9,985,116
Nitto Denko Corp.	519,800	11,699,982
Nomura Holdings Inc.	2,178,800	15,502,747
Nomura Research Institute Ltd.	417,100	16,372,947
Obayashi Corp.	670,100	10,869,783
Oriental Land Co. Ltd./Japan	532,400	12,675,562
ORIX Corp.	386,800	9,990,268
Otsuka Holdings Co. Ltd.	185,000	9,707,410
Panasonic Holdings Corp.	1,686,000	17,066,161
Rakuten Group Inc.(a)	1,685,100	10,372,559
Recruit Holdings Co. Ltd.	819,500	46,894,479
Renesas Electronics Corp.	1,058,900	12,360,168
Resona Holdings Inc.	992,900	9,958,226
Sanrio Co. Ltd.	182,000	9,416,903
Secom Co. Ltd.	259,700	9,588,245
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Sekisui House Ltd.	1,449,900	$32,628,917
Seven & i Holdings Co. Ltd.	769,400	9,958,402
SG Holdings Co. Ltd.	848,300	9,133,388
Shin-Etsu Chemical Co. Ltd.	637,900	19,428,775
Shionogi & Co. Ltd.	603,900	10,446,089
SoftBank Group Corp.	537,000	57,665,237
Sompo Holdings Inc.	792,800	25,337,449
Sony Group Corp.	3,765,800	102,923,592
Subaru Corp.	507,000	9,945,491
Sumitomo Metal Mining Co. Ltd.	529,700	14,333,621
Sumitomo Mitsui Financial Group Inc.	2,425,700	66,065,324
Sumitomo Mitsui Trust Group Inc.	363,200	10,336,301
Sysmex Corp.	768,400	9,649,508
Takeda Pharmaceutical Co. Ltd.	350,100	10,538,973
TDK Corp.	875,700	11,308,136
Terumo Corp.	510,100	9,146,524
Tokio Marine Holdings Inc.	977,900	41,940,118
Tokyo Electron Ltd.	309,700	42,176,830
Tokyo Gas Co. Ltd.	258,400	9,872,154
Tokyu Corp.	1,293,700	16,328,872
Toray Industries Inc.	2,066,300	13,803,752
Toyota Motor Corp.	4,221,000	81,728,786
Yamaha Motor Co. Ltd.	3,344,700	24,239,611
Yokogawa Electric Corp.	559,100	16,320,406
ZOZO Inc.	1,271,700	11,816,913
		2,168,628,181
Netherlands — 4.4%
Adyen NV(a)(c)	10,641	17,868,048
AerCap Holdings NV	87,350	10,787,725
Akzo Nobel NV	171,201	11,834,223
ASM International NV	20,344	9,768,576
ASML Holding NV	220,029	163,391,887
Coca-Cola Europacific Partners PLC	127,106	11,294,639
DSM-Firmenich AG	103,299	10,107,380
Heineken NV	210,789	17,097,078
ING Groep NV	1,851,202	44,197,391
Koninklijke Ahold Delhaize NV	354,152	14,191,861
Koninklijke KPN NV	7,925,723	37,822,779
Prosus NV	775,833	47,992,607
Universal Music Group NV	608,488	17,201,521
Wolters Kluwer NV	205,509	25,888,713
		439,444,428
New Zealand — 0.2%
Meridian Energy Ltd.	4,420,866	14,884,000
Norway — 1.0%
DNB Bank ASA	681,553	17,957,667
Equinor ASA	539,944	13,325,186
Gjensidige Forsikring ASA	378,479	10,514,173
Kongsberg Gruppen ASA	337,505	10,080,012
Mowi ASA	634,774	13,060,053
Orkla ASA	1,631,947	18,246,983
Telenor ASA	623,442	10,401,208
		93,585,282
Portugal — 0.3%
EDP SA	4,252,547	18,834,177
Galp Energia SGPS SA	778,764	15,137,411
		33,971,588
Singapore — 1.8%
CapitaLand Investment Ltd./Singapore	9,971,400	21,432,192
DBS Group Holdings Ltd.	973,010	38,300,476
Security	Shares	Value
Singapore (continued)
Grab Holdings Ltd., Class A(a)	1,917,747	$9,569,557
Keppel Ltd.	6,023,500	41,050,249
Oversea-Chinese Banking Corp. Ltd.	1,120,700	14,613,333
Sea Ltd., ADR(a)	149,879	27,958,429
United Overseas Bank Ltd.	461,500	12,638,942
Wilmar International Ltd.	4,349,900	9,997,118
		175,560,296
Spain — 3.5%
ACS Actividades de Construccion y Servicios SA	139,598	10,551,747
Amadeus IT Group SA	261,490	21,933,301
Banco Bilbao Vizcaya Argentaria SA	3,091,308	56,258,718
Banco de Sabadell SA	3,069,663	11,659,242
Banco Santander SA	8,561,121	81,759,039
CaixaBank SA	1,611,044	16,086,311
Cellnex Telecom SA(c)	279,477	9,948,569
Endesa SA	377,277	11,493,439
Iberdrola SA	4,210,861	79,378,514
Industria de Diseno Textil SA	583,178	28,843,594
Redeia Corp. SA	275,821	5,362,063
Repsol SA	707,364	11,598,010
		344,872,547
Sweden — 3.4%
Assa Abloy AB, Class B	284,655	10,058,203
Atlas Copco AB, Class A	1,365,779	21,804,615
Boliden AB(a)	778,520	26,833,988
Epiroc AB, Class B	571,204	10,630,857
EQT AB	351,464	12,642,205
Essity AB, Class B	778,184	21,039,610
Evolution AB(c)	168,120	14,564,821
Hexagon AB, Class B	1,247,685	13,903,858
Nibe Industrier AB, Class B	2,171,507	8,921,496
Saab AB, Class B	289,131	16,338,952
Sandvik AB	938,961	23,746,520
Spotify Technology SA(a)	73,907	50,395,705
Svenska Cellulosa AB SCA, Class B	1,559,158	21,212,189
Svenska Handelsbanken AB, Class A	1,141,471	14,688,314
Swedbank AB, Class A	638,284	17,963,139
Tele2 AB, Class B	939,159	16,540,586
Telia Co. AB	7,319,818	27,326,421
Volvo AB, Class B	336,551	10,355,000
		338,966,479
Switzerland — 9.6%
ABB Ltd., Registered	1,259,415	84,520,730
Alcon AG	446,123	35,552,857
Belimo Holding AG, Registered	9,236	10,170,128
Galderma Group AG	60,688	10,628,687
Geberit AG, Registered	15,558	11,408,177
Givaudan SA, Registered	6,943	29,240,969
Holcim AG	274,299	22,991,364
Julius Baer Group Ltd.	142,883	10,316,981
Kuehne + Nagel International AG, Registered	89,759	18,298,601
Logitech International SA, Registered	178,086	18,388,751
Lonza Group AG, Registered	57,018	40,465,022
Nestle SA, Registered	1,106,724	104,397,874
Novartis AG, Registered	1,122,007	142,014,742
Roche Holding AG, Bearer	109,981	37,771,422
Roche Holding AG, NVS	192,944	62,914,826
SGS SA	107,817	10,998,433
SIG Group AG	854,829	13,540,986
Sika AG, Registered	65,957	15,305,744
Sonova Holding AG, Registered	73,044	21,276,809
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Switzerland (continued)
Straumann Holding AG	84,922	$9,951,097
Swiss Prime Site AG, Registered	205,138	28,531,216
Swiss Re AG	223,567	40,520,192
UBS Group AG, Registered	1,763,316	71,430,903
VAT Group AG(c)	38,375	12,549,869
Zurich Insurance Group AG	113,535	82,966,299
		946,152,679
United Kingdom — 14.3%
3i Group PLC	758,854	41,227,569
Admiral Group PLC	266,947	13,081,290
Anglo American PLC, NVS	486,910	14,994,355
Antofagasta PLC	409,766	11,889,898
Ashtead Group PLC	248,780	18,329,625
AstraZeneca PLC	749,125	119,421,255
Auto Trader Group PLC(c)	1,192,919	12,954,375
Aviva PLC	3,488,845	30,722,593
BAE Systems PLC	1,726,201	40,912,425
Barclays PLC	8,164,891	39,784,620
BP PLC	4,019,268	23,511,184
Compass Group PLC	461,560	15,687,362
DCC PLC	274,145	17,434,222
Diageo PLC	1,711,761	47,473,681
Entain PLC	820,288	9,742,289
Glencore PLC	2,468,948	9,753,693
GSK PLC	2,090,494	41,308,338
Haleon PLC	2,875,872	14,152,855
HSBC Holdings PLC	8,575,739	109,781,280
Informa PLC	2,254,972	26,562,415
Intertek Group PLC	155,789	9,881,246
J Sainsbury PLC	5,202,073	21,050,163
Kingfisher PLC	3,231,428	11,255,403
Land Securities Group PLC	1,894,771	14,200,795
Legal & General Group PLC	7,640,357	25,571,440
Lloyds Banking Group PLC	31,824,044	34,138,679
London Stock Exchange Group PLC	251,815	31,208,189
Marks & Spencer Group PLC	2,064,137	9,640,488
Mondi PLC	913,236	12,855,902
National Grid PLC	3,144,018	44,161,124
NatWest Group PLC	3,985,871	27,511,029
Pearson PLC	681,994	9,917,426
Phoenix Group Holdings PLC	1,297,578	11,951,662
Prudential PLC	803,848	10,721,550
Reckitt Benckiser Group PLC	235,861	17,634,710
RELX PLC	1,450,774	67,765,094
Rio Tinto PLC	377,653	23,607,775
Rolls-Royce Holdings PLC	3,843,917	55,430,572
Sage Group PLC (The)	1,293,975	18,981,499
Schroders PLC	1,822,733	9,364,228
Segro PLC	1,626,262	13,800,618
Security	Shares	Value
United Kingdom (continued)
Shell PLC	2,455,860	$90,423,154
Smiths Group PLC	504,241	16,055,289
SSE PLC	982,684	22,963,672
Standard Chartered PLC	1,242,480	23,281,062
Tesco PLC	4,366,398	24,958,528
Unilever PLC	1,403,154	88,518,032
Vodafone Group PLC	9,288,103	11,121,786
		1,416,696,439
Total Common Stocks — 99.3% (Cost: $7,108,103,196)		9,809,263,482
Preferred Stocks
Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	112,201	10,742,931
Sartorius AG, Preference Shares, NVS	42,864	9,957,282
		20,700,213
Total Preferred Stocks — 0.2% (Cost: $23,152,704)		20,700,213
Total Long-Term Investments — 99.5% (Cost: $7,131,255,900)		9,829,963,695
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	11,257,768	11,263,396
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	1,660,000	1,660,000
Total Short-Term Securities — 0.1% (Cost: $12,923,396)		12,923,396
Total Investments — 99.6% (Cost: $7,144,179,296)		9,842,887,091
Other Assets Less Liabilities — 0.4%		43,214,464
Net Assets — 100.0%		$9,886,101,555

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,422,264	$—	$(4,159,871)(a)	$906	$97	$11,263,396	11,257,768	$102,252 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,860,000	—	(1,200,000)(a)	—	—	1,660,000	1,660,000	107,327	—
				$906	$97	$12,923,396		$209,579	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	66	09/11/25	$13,628	$623,451
SPI 200 Index	42	09/18/25	6,141	192,881
Euro STOXX 50 Index	377	09/19/25	23,649	4,930
FTSE 100 Index	88	09/19/25	10,972	266,802
				$1,088,064
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,088,064	$—	$—	$—	$1,088,064

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,340,314	$—	$—	$—	$4,340,314
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$60,835	$—	$—	$—	$60,835
Schedule of Investments
8

Schedule of Investments (continued)
August 31, 2025
iShares® ESG Aware MSCI EAFE ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$59,311,613
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$158,613,556	$9,650,649,926	$—	$9,809,263,482
Preferred Stocks	—	20,700,213	—	20,700,213
Short-Term Securities
Money Market Funds	12,923,396	—	—	12,923,396
	$171,536,952	$9,671,350,139	$—	$9,842,887,091
Derivative Financial Instruments(a)
Assets
Equity Contracts	$197,811	$890,253	$—	$1,088,064

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 1.7%
B3 SA - Brasil Bolsa Balcao	41,033	$98,234
CPFL Energia SA	1,821	13,223
Energisa SA	2,123	19,112
Engie Brasil Energia SA	1,662	12,243
Equatorial Energia SA	9,235	62,289
Klabin SA	6,548	22,355
Localiza Rent a Car SA	7,111	47,006
Motiva Infraestrutura de Mobilidade SA	7,873	20,910
PRIO SA(a)	6,634	46,337
Raia Drogasil SA	10,052	32,537
Rede D'Or Sao Luiz SA(b)	6,212	45,096
Rumo SA	10,058	26,992
TIM SA/Brazil	6,500	27,274
TOTVS SA	4,254	33,816
Ultrapar Participacoes SA	5,632	20,422
		527,846
Chile — 0.5%
Empresas CMPC SA	8,896	13,948
Empresas Copec SA	3,070	22,862
Enel Americas SA	166,343	17,291
Enel Chile SA	214,492	15,041
Falabella SA	4,893	27,850
Latam Airlines Group SA	2,031,994	51,155
		148,147
China — 35.0%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,100	3,041
Agricultural Bank of China Ltd., Class A	40,100	39,540
Agricultural Bank of China Ltd., Class H	214,000	144,713
Aier Eye Hospital Group Co. Ltd., Class A	4,700	8,840
Air China Ltd., Class A(a)	5,600	5,938
Alibaba Group Holding Ltd.	98,616	1,632,851
Alibaba Health Information Technology Ltd.(a)	44,000	31,199
Anhui Conch Cement Co. Ltd., Class A	1,700	5,815
Anhui Conch Cement Co. Ltd., Class H	9,500	30,004
Baidu Inc., Class A(a)	17,300	204,756
Beijing Enterprises Water Group Ltd.	32,000	10,679
Beijing Tong Ren Tang Co. Ltd., Class A	500	2,506
BeOne Medicines Ltd.(a)	6,700	159,386
Bilibili Inc., Class Z(a)	1,800	41,964
BOC Aviation Ltd.(b)	1,700	15,259
Bosideng International Holdings Ltd.	36,000	20,836
BYD Co. Ltd., Class A	2,700	43,196
BYD Co. Ltd., Class H	28,500	402,073
China Construction Bank Corp., Class A	9,600	12,137
China Construction Bank Corp., Class H	750,000	725,851
China Feihe Ltd.(b)	28,000	15,848
China Jushi Co. Ltd., Class A	2,278	4,996
China Literature Ltd.(a)(b)	3,400	17,835
China Mengniu Dairy Co. Ltd.	24,000	47,251
China Merchants Bank Co. Ltd., Class A	9,558	57,598
China Merchants Bank Co. Ltd., Class H	30,500	189,578
China Merchants Port Holdings Co. Ltd.	10,000	19,229
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,300	5,526
China Minsheng Banking Corp. Ltd., Class A	16,300	10,531
China Minsheng Banking Corp. Ltd., Class H	52,000	29,652
China National Building Material Co. Ltd., Class H	28,757	20,895
China Overseas Land & Investment Ltd.	29,500	53,149
China Resources Gas Group Ltd.	6,800	17,551
Security	Shares	Value
China (continued)
China Resources Land Ltd.	25,000	$98,885
China Resources Pharmaceutical Group Ltd.(b)	15,500	9,723
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	754	3,223
China Ruyi Holdings Ltd.(a)	68,000	25,173
China Southern Airlines Co. Ltd., Class A(a)	5,500	4,664
China Three Gorges Renewables Group Co. Ltd., Class A	12,600	7,520
China Tourism Group Duty Free Corp. Ltd., Class A	800	7,789
China Vanke Co. Ltd., Class A(a)	4,200	4,006
China Vanke Co. Ltd., Class H(a)	16,100	11,034
China Yangtze Power Co. Ltd., Class A	11,300	44,581
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,100	3,475
Chow Tai Fook Jewellery Group Ltd.(c)	15,400	28,939
CITIC Ltd.	32,000	45,940
CMOC Group Ltd., Class A	9,400	16,332
CMOC Group Ltd., Class H	27,000	41,538
CNGR Advanced Material Co. Ltd., Class A	560	2,941
Contemporary Amperex Technology Co. Ltd., Class A	2,040	87,652
CSPC Innovation Pharmaceutical Co. Ltd., Class A	740	5,548
CSPC Pharmaceutical Group Ltd.	63,360	82,364
ENN Energy Holdings Ltd.	6,100	49,374
ENN Natural Gas Co. Ltd., Class A	1,150	3,036
Eve Energy Co. Ltd., Class A	1,000	8,027
Fosun International Ltd.	19,000	12,942
Ganfeng Lithium Group Co. Ltd., Class A	800	4,484
Geely Automobile Holdings Ltd.	47,000	118,550
GEM Co. Ltd., Class A	2,800	2,928
Genscript Biotech Corp.(a)(c)	10,000	22,208
Goldwind Science & Technology Co. Ltd., Class A	1,100	1,765
Great Wall Motor Co. Ltd., Class A	1,100	3,993
Great Wall Motor Co. Ltd., Class H	18,500	44,357
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	700	2,609
Guangzhou Tinci Materials Technology Co. Ltd., Class A	900	2,720
Guotai Haitong Securities Co. Ltd.	6,600	19,440
Guotai Haitong Securities Co. Ltd., Class H(b)	15,000	31,501
H World Group Ltd., ADR	1,555	57,302
Haier Smart Home Co. Ltd., Class A	2,700	9,957
Haier Smart Home Co. Ltd., Class A	18,800	63,840
Haitian International Holdings Ltd.	5,000	14,174
Hangzhou Tigermed Consulting Co. Ltd., Class A	200	1,783
Hansoh Pharmaceutical Group Co. Ltd.(b)	10,000	46,452
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,600	5,667
Huadong Medicine Co. Ltd., Class A	900	5,597
Huatai Securities Co. Ltd., Class A	3,400	10,353
Huatai Securities Co. Ltd., Class H(b)	10,200	26,013
Imeik Technology Development Co. Ltd., Class A	140	3,815
Industrial & Commercial Bank of China Ltd., Class A	29,300	30,581
Industrial & Commercial Bank of China Ltd., Class H	507,000	377,159
Industrial Bank Co. Ltd., Class A	9,900	31,162
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,000	12,045
Innovent Biologics Inc.(a)(b)	11,500	143,727
JD Health International Inc.(a)(b)	8,750	71,304
JD Logistics Inc.(a)(b)	15,800	26,252
JD.com Inc., Class A	19,000	294,408
Jiangsu Eastern Shenghong Co. Ltd., Class A(a)	3,000	4,141
Jiangsu Expressway Co. Ltd., Class H	10,000	11,804
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	3,000	27,882
Kanzhun Ltd., ADR(a)	2,880	68,026
KE Holdings Inc., Class A(c)	16,173	94,810
Schedule of Investments
10

Schedule of Investments (continued)
August 31, 2025
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
China (continued)
Kingdee International Software Group Co. Ltd.(a)	24,000	$50,709
Kingsoft Corp. Ltd.	7,600	33,476
Kuaishou Technology(a)(b)	20,900	204,848
Kuang-Chi Technologies Co. Ltd., Class A	900	6,860
Kunlun Energy Co. Ltd.	30,000	27,926
Lenovo Group Ltd.	54,000	77,522
Li Auto Inc., Class A(a)	9,604	112,540
Longfor Group Holdings Ltd.(b)	16,000	21,940
MINISO Group Holding Ltd.	3,968	24,222
NetEase Inc.	13,600	372,923
NIO Inc., Class A(a)(c)	12,191	78,077
Nongfu Spring Co. Ltd., Class H(b)	15,600	100,903
Orient Overseas International Ltd.	1,000	17,522
Orient Securities Co. Ltd., Class A	3,700	5,975
Pharmaron Beijing Co. Ltd., Class A	800	3,394
Pop Mart International Group Ltd.(b)	4,200	174,583
Postal Savings Bank of China Co. Ltd., Class H(b)	68,000	47,356
Rongsheng Petrochemical Co. Ltd., Class A	4,700	6,616
Seres Group Co. Ltd., Class A	800	15,359
SF Holding Co. Ltd., Class A	2,300	14,400
Shandong Nanshan Aluminum Co. Ltd., Class A	6,700	3,818
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	19,200	14,508
Shanghai Electric Group Co. Ltd., Class A(a)	5,800	7,220
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,000	4,048
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,300	3,407
Shanghai Putailai New Energy Technology Co. Ltd., Class A	900	2,832
Shenzhen Inovance Technology Co. Ltd., Class A	650	6,851
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	600	20,466
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	300	2,629
Shenzhou International Group Holdings Ltd.	6,400	50,924
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	900	4,607
Sino Biopharmaceutical Ltd.(c)	80,000	83,917
Sinopharm Group Co. Ltd., Class H	10,400	25,062
Sinotruk Hong Kong Ltd.	5,500	16,036
Sungrow Power Supply Co. Ltd., Class A	960	13,461
Sunny Optical Technology Group Co. Ltd.	5,500	59,239
Sunwoda Electronic Co. Ltd., Class A	700	2,412
Tencent Holdings Ltd.	20,400	1,579,867
Tianqi Lithium Corp., Class A(a)	700	4,321
Tongcheng Travel Holdings Ltd.	10,000	28,292
Trip.com Group Ltd.	4,850	359,032
Vipshop Holdings Ltd., ADR	2,541	42,536
Wanhua Chemical Group Co. Ltd., Class A	1,500	14,452
Want Want China Holdings Ltd.	37,000	25,725
Weichai Power Co. Ltd., Class A	2,900	6,167
Weichai Power Co. Ltd., Class H	15,000	31,533
Western Mining Co. Ltd., Class A	1,100	2,885
WuXi AppTec Co. Ltd., Class A	1,092	15,818
WuXi AppTec Co. Ltd., Class H(b)	2,700	37,624
Wuxi Biologics Cayman Inc.(a)(b)	27,000	116,150
Xiamen Tungsten Co. Ltd., Class A	500	2,162
XPeng Inc., Class A(a)	9,600	101,354
Yadea Group Holdings Ltd.(b)	10,000	17,443
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	600	3,997
Yifeng Pharmacy Chain Co. Ltd., Class A	600	2,001
Yihai Kerry Arawana Holdings Co. Ltd., Class A	700	3,309
Yum China Holdings Inc.	2,907	130,001
Yunnan Baiyao Group Co. Ltd., Class A	740	5,985
Security	Shares	Value
China (continued)
Zangge Mining Co. Ltd., Class A	700	$5,298
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	300	8,817
Zhejiang Expressway Co. Ltd., Class H	12,840	11,347
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	3,800	31,718
Zhejiang NHU Co. Ltd., Class A	1,400	4,895
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	2,600	2,682
ZTO Express Cayman Inc.	3,182	57,710
		10,699,447
Colombia — 0.2%
Grupo Cibest SA	1,936	28,433
Interconexion Electrica SA ESP	3,439	18,662
		47,095
Czech Republic — 0.1%
Komercni Banka AS	606	29,608
Moneta Money Bank AS(b)	2,025	14,848
		44,456
Egypt — 0.1%
Commercial International Bank - Egypt (CIB)	17,431	34,856
Greece — 1.1%
Alpha Bank SA	17,154	68,052
Eurobank Ergasias Services and Holdings SA	20,354	74,802
Hellenic Telecommunications Organization SA	1,302	24,219
National Bank of Greece SA	6,737	93,300
Piraeus Financial Holdings SA	8,777	67,925
		328,298
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	3,196	27,505
Richter Gedeon Nyrt	1,076	32,638
		60,143
India — 16.7%
ABB India Ltd.	395	22,406
APL Apollo Tubes Ltd.	1,414	25,736
Ashok Leyland Ltd.	23,106	33,245
Asian Paints Ltd.	2,675	76,413
Astral Ltd.	903	13,934
AU Small Finance Bank Ltd.(b)	2,858	23,271
Axis Bank Ltd.	17,895	212,171
Balkrishna Industries Ltd.	603	15,673
Britannia Industries Ltd.	840	55,452
Cipla Ltd.	4,383	79,005
Colgate-Palmolive India Ltd.	1,077	28,489
Coromandel International Ltd.	914	23,926
Dabur India Ltd.	4,078	24,099
Eicher Motors Ltd.	1,063	73,562
Eternal Ltd.(a)	18,971	67,594
GAIL India Ltd.	17,875	35,102
GMR Airports Infrastructure Ltd.(a)	20,630	20,157
Grasim Industries Ltd.	2,110	66,402
Havells India Ltd.	1,807	31,293
HCL Technologies Ltd.	7,406	122,115
HDFC Bank Ltd.	88,436	954,527
Hero MotoCorp Ltd.	927	53,456
Hindalco Industries Ltd.	10,604	84,740
Hindustan Unilever Ltd.	6,424	193,720
ICICI Prudential Life Insurance Co. Ltd.(b)	2,655	18,057
Indian Hotels Co. Ltd., Class A	6,621	56,977
Info Edge India Ltd.	2,763	42,548
Infosys Ltd.	25,907	434,538
11
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
India (continued)
InterGlobe Aviation Ltd.(b)	1,468	$94,115
Jindal Stainless Ltd.	2,555	22,120
Kotak Mahindra Bank Ltd.	8,545	190,052
Lodha Developers Ltd.(b)	2,320	31,406
Mahindra & Mahindra Ltd.	7,301	264,908
Marico Ltd.	4,037	33,210
Max Healthcare Institute Ltd.	6,029	78,883
Nestle India Ltd.	5,232	68,625
NHPC Ltd.	23,979	21,012
PI Industries Ltd.	604	25,321
Pidilite Industries Ltd.	1,212	41,916
Power Grid Corp. of India Ltd.	36,471	113,972
Reliance Industries Ltd.	47,494	731,437
Siemens Ltd.	664	23,068
Supreme Industries Ltd.	492	24,942
Suzlon Energy Ltd.(a)	75,082	48,139
Tata Consumer Products Ltd.	4,603	55,615
Torrent Pharmaceuticals Ltd.	924	37,280
Torrent Power Ltd.	1,379	19,200
Trent Ltd.	1,419	85,288
TVS Motor Co. Ltd.	1,842	68,453
Union Bank of India Ltd.	12,027	17,029
UPL Ltd.	3,492	28,353
Vedanta Ltd.	10,611	50,654
Voltas Ltd.	1,795	27,966
		5,091,572
Indonesia — 0.6%
Amman Mineral Internasional PT(a)	113,400	54,047
Barito Pacific Tbk PT(a)	178,776	23,729
Chandra Asri Pacific Tbk PT	67,000	33,454
Kalbe Farma Tbk PT	148,900	10,989
Telkom Indonesia Persero Tbk PT	387,400	74,103
		196,322
Kuwait — 0.7%
Kuwait Finance House KSCP	86,662	218,646
Malaysia — 2.2%
AMMB Holdings Bhd	19,300	24,634
Axiata Group Bhd	21,000	12,029
CELCOMDIGI Bhd	27,100	23,604
CIMB Group Holdings Bhd	62,900	110,499
Gamuda Bhd	36,300	47,716
IHH Healthcare Bhd	17,100	27,482
Malayan Banking Bhd	47,100	110,363
Maxis Bhd	18,100	14,996
MR DIY Group M Bhd(b)(c)	25,600	8,961
Nestle Malaysia Bhd	600	13,498
Petronas Chemicals Group Bhd	19,400	19,843
Petronas Dagangan Bhd	2,300	11,528
Petronas Gas Bhd	6,200	27,353
Press Metal Aluminium Holdings Bhd	29,200	38,436
Public Bank Bhd	112,800	113,935
Sunway Bhd(c)	19,900	23,182
Telekom Malaysia Bhd(c)	8,800	14,629
YTL Corp. Bhd	23,020	13,952
YTL Power International Bhd(c)	23,380	22,296
		678,936
Mexico — 2.8%
America Movil SAB de CV, Series B, Class B	141,241	140,602
Cemex SAB de CV, NVS	118,761	107,470
Fibra Uno Administracion SA de CV	22,146	31,135
Security	Shares	Value
Mexico (continued)
Fomento Economico Mexicano SAB de CV	13,415	$116,199
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,989	71,882
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,421	46,366
Grupo Bimbo SAB de CV, Series A, Class A	9,971	31,012
Grupo Financiero Banorte SAB de CV, Class O	19,817	181,240
Wal-Mart de Mexico SAB de CV	41,147	122,838
		848,744
Peru — 0.4%
Credicorp Ltd.	530	136,316
Philippines — 0.2%
Ayala Corp.	1,890	18,025
Manila Electric Co.	2,100	19,660
SM Investments Corp.	1,800	23,782
		61,467
Poland — 1.4%
Allegro.eu SA (a)(b)	5,293	53,190
Budimex SA	99	14,481
CCC SA(a)	418	19,178
KGHM Polska Miedz SA(a)	1,089	38,254
mBank SA(a)	117	28,262
ORLEN SA	4,500	96,161
Powszechna Kasa Oszczednosci Bank Polski SA	6,867	133,946
Santander Bank Polska SA	317	44,127
Zabka Group SA(a)	2,326	13,920
		441,519
Qatar — 0.8%
Qatar Fuel QSC	5,016	20,598
Qatar Gas Transport Co. Ltd.	21,476	27,866
Qatar National Bank QPSC	35,850	186,852
		235,316
Russia — 0.0%
Mobile TeleSystems PJSC(a)(d)	18,946	2
Moscow Exchange MICEX-RTS PJSC(a)(d)	30,360	4
PhosAgro PJSC(a)(d)	18	—
Polyus PJSC(a)(d)	6,980	—
		6
Saudi Arabia — 2.4%
ACWA Power Co.(a)	1,196	67,622
Alinma Bank	9,497	63,777
Arabian Internet & Communications Services Co.	191	12,291
Dr Sulaiman Al Habib Medical Services Group Co.	678	43,547
Etihad Etisalat Co.	2,925	49,884
SABIC Agri-Nutrients Co.	1,817	58,730
Saudi Arabian Oil Co.(b)	47,075	297,227
Saudi Basic Industries Corp.	6,977	113,426
Saudi Electricity Co.	6,643	25,741
		732,245
South Africa — 6.3%
Absa Group Ltd.	6,587	70,531
Bid Corp. Ltd.	2,612	68,300
Bidvest Group Ltd. (The)	2,532	34,004
Capitec Bank Holdings Ltd.	681	137,750
Clicks Group Ltd.	1,888	39,935
Discovery Ltd.	4,216	51,863
FirstRand Ltd.	39,359	165,899
Gold Fields Ltd.	6,982	232,413
Impala Platinum Holdings Ltd.(a)	7,001	63,528
MTN Group Ltd.	13,576	115,328
Naspers Ltd., Class N	1,222	403,164
Nedbank Group Ltd.	3,593	46,048
Schedule of Investments
12

Schedule of Investments (continued)
August 31, 2025
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Africa (continued)
NEPI Rockcastle NV	4,734	$39,318
Old Mutual Ltd.	33,349	26,278
Sanlam Ltd.	13,952	72,133
Sasol Ltd.(a)	4,487	30,262
Shoprite Holdings Ltd.	3,897	58,086
Standard Bank Group Ltd.	10,270	144,488
Valterra Platinum Ltd.	1,642	75,299
Vodacom Group Ltd.	4,892	39,427
		1,914,054
South Korea — 7.0%
Amorepacific Corp.	221	19,067
Coway Co. Ltd.	422	31,505
Doosan Bobcat Inc.	410	15,663
Doosan Enerbility Co. Ltd.(a)	3,500	153,912
Hana Financial Group Inc.	2,233	131,639
Hanjin Kal Corp.	183	14,702
Hanwha Systems Co. Ltd.	586	21,413
HD Hyundai Co. Ltd.	330	32,495
HD Hyundai Electric Co. Ltd.	184	64,524
HMM Co. Ltd.	2,001	31,781
HYBE Co. Ltd.(a)	180	37,130
Hyundai Glovis Co. Ltd.	290	38,352
Kakao Corp.	2,401	107,506
KakaoBank Corp.	1,301	22,991
KB Financial Group Inc.	2,838	221,663
Korea Zinc Co. Ltd.	31	18,307
Korean Air Lines Co. Ltd.	1,434	24,409
Krafton Inc.(a)	223	52,435
LG Chem Ltd.(c)	381	75,674
LG Corp.	671	35,877
LG Electronics Inc.	851	45,093
LG Energy Solution Ltd.(a)	366	92,303
LG H&H Co. Ltd.(a)	72	15,286
LG Uplus Corp.	1,737	18,526
LS Electric Co. Ltd.	115	23,252
Mirae Asset Securities Co. Ltd.	1,771	24,345
NAVER Corp.	1,113	171,095
POSCO Future M Co. Ltd.(a)	268	27,110
Samsung C&T Corp.	666	80,161
Shinhan Financial Group Co. Ltd.	3,417	160,115
SK Biopharmaceuticals Co. Ltd.(a)	232	16,392
SK Inc.	280	41,523
SK Innovation Co. Ltd.	521	37,707
SK Square Co. Ltd.(a)	719	76,255
SK Telecom Co. Ltd.	434	16,920
Woori Financial Group Inc.	5,170	92,230
Yuhan Corp.	432	35,187
		2,124,545
Taiwan — 13.0%
Acer Inc.	23,000	22,119
Airtac International Group	1,000	25,616
Cathay Financial Holding Co. Ltd.	74,650	149,486
Chailease Holding Co. Ltd.	11,701	44,406
China Airlines Ltd.	22,000	15,194
China Steel Corp.	94,000	61,644
Chunghwa Telecom Co. Ltd.	30,000	130,028
CTBC Financial Holding Co. Ltd.	131,000	175,713
Delta Electronics Inc.	15,000	345,566
E.Sun Financial Holding Co. Ltd.	114,123	124,553
Eva Airways Corp.	21,000	26,595
Evergreen Marine Corp. Taiwan Ltd.	8,800	53,186
Security	Shares	Value
Taiwan (continued)
Far Eastern New Century Corp.	22,000	$19,822
Far EasTone Telecommunications Co. Ltd.	14,000	38,473
First Financial Holding Co. Ltd.	88,907	82,265
Fortune Electric Co. Ltd.	1,100	23,045
Fubon Financial Holding Co. Ltd.	64,393	175,937
Hotai Motor Co. Ltd.	2,100	37,664
Hua Nan Financial Holdings Co. Ltd.	70,231	63,967
Lite-On Technology Corp.	17,000	71,918
Mega Financial Holding Co. Ltd.	92,667	121,158
Nan Ya Plastics Corp.	40,000	56,303
PharmaEssentia Corp.	2,000	32,346
President Chain Store Corp.	4,000	33,235
Shanghai Commercial & Savings Bank Ltd. (The)	30,000	40,151
SinoPac Financial Holdings Co. Ltd.	86,328	65,881
Taiwan Cooperative Financial Holding Co. Ltd.	84,824	65,657
Taiwan High Speed Rail Corp.	17,000	15,327
Taiwan Mobile Co. Ltd.	14,000	48,701
Taiwan Semiconductor Manufacturing Co. Ltd.	39,000	1,460,604
TS Financial Holding Co. Ltd.	164,976	87,466
Uni-President Enterprises Corp.	38,000	95,933
United Microelectronics Corp.	89,000	117,096
Voltronic Power Technology Corp.	893	28,694
Wan Hai Lines Ltd.	5,260	14,201
		3,969,950
Thailand — 1.4%
Advanced Info Service PCL, NVDR	8,100	73,656
Airports of Thailand PCL, NVDR(c)	33,100	36,857
Bangkok Dusit Medical Services PCL, NVDR	85,400	54,593
Bumrungrad Hospital PCL, NVDR	4,700	25,812
Charoen Pokphand Foods PCL, NVDR	29,400	19,890
CP ALL PCL, NVDR(c)	41,800	56,863
Gulf Development PCL, NVDR(a)	34,745	50,406
Kasikornbank PCL, NVDR	4,700	24,448
Minor International PCL, NVDR	26,800	19,385
PTT Exploration & Production PCL, NVDR	10,700	37,002
Siam Cement PCL (The), NVDR	6,000	39,939
		438,851
Turkey — 0.6%
Akbank TAS	24,189	40,155
Haci Omer Sabanci Holding AS	8,956	20,520
KOC Holding AS	6,112	27,248
Sasa Polyester Sanayi AS(a)	6,621	755
Turk Hava Yollari AO	4,270	34,781
Turkiye Petrol Rafinerileri AS	7,469	31,273
Yapi ve Kredi Bankasi A/S(a)	25,864	20,683
		175,415
United Arab Emirates — 2.2%
Abu Dhabi Commercial Bank PJSC	22,700	93,528
Abu Dhabi Islamic Bank PJSC	11,236	65,244
Dubai Electricity & Water Authority PJSC	47,399	35,480
Emaar Properties PJSC	51,689	202,636
Emirates Telecommunications Group Co. PJSC	27,074	133,271
First Abu Dhabi Bank PJSC	34,600	156,276
		686,435
United Kingdom — 0.2%
Metlen Energy & Metals PLC(a)	789	50,583
Total Common Stocks — 97.8% (Cost: $22,797,188)		29,891,210
13
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® ESG MSCI EM Leaders ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Stocks
Brazil — 1.6%
Banco Bradesco SA, Preference Shares, NVS	41,440	$128,634
Cia Energetica de Minas Gerais, Preference Shares, NVS	13,702	28,077
Cia Paranaense de Energia - Copel, Preference Shares, NVS	8,194	18,166
Gerdau SA, Preference Shares, NVS	10,538	32,381
Itau Unibanco Holding SA, Preference Shares, NVS	41,614	295,420
		502,678
Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,107	50,487
Colombia — 0.2%
Grupo Cibest SA, Preference Shares	3,543	44,362
India — 0.0%
TVS Motor Co. Ltd., Preference Shares, NVS	7,368	835
Total Preferred Stocks — 2.0% (Cost: $437,918)		598,362
Total Long-Term Investments — 99.8% (Cost: $23,235,106)		30,489,572
Short-Term Securities
Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	422,343	422,554
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	260,000	$260,000
Total Short-Term Securities — 2.2% (Cost: $682,553)		682,554
Total Investments — 102.0% (Cost: $23,917,659)		31,172,126
Liabilities in Excess of Other Assets — (2.0)%		(615,481)
Net Assets — 100.0%		$30,556,645

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$136,053	$286,572 (a)	$—	$(32)	$(39)	$422,554	422,343	$4,562 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	520,000	—	(260,000)(a)	—	—	260,000	260,000	9,940	—
				$(32)	$(39)	$682,554		$14,502	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,805	$—	$—	$—	$3,805
Schedule of Investments
14

Schedule of Investments (continued)
August 31, 2025
iShares® ESG MSCI EM Leaders ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$28,073
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,365,171	$26,526,033	$6	$29,891,210
Preferred Stocks	597,527	835	—	598,362
Short-Term Securities
Money Market Funds	682,554	—	—	682,554
	$4,645,252	$26,526,868	$6	$31,172,126
See notes to financial statements.
15
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Global Sustainable Development Goals ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 1.5%
CSL Ltd.	16,275	$2,263,977
Vicinity Ltd.	161,072	272,718
		2,536,695
Austria — 0.3%
Verbund AG	8,357	595,992
Belgium — 0.9%
Argenx SE(a)	1,024	729,093
Elia Group SA/NV, Class B	7,511	859,452
		1,588,545
Brazil — 0.7%
BRF SA	296,235	1,127,167
Canada — 1.2%
Saputo Inc.	81,885	2,049,883
Chile — 0.9%
Empresas CMPC SA	934,251	1,464,901
China — 19.9%
3SBio Inc.(b)	58,000	218,178
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	32,900	40,791
Beijing Enterprises Water Group Ltd.	1,424,000	475,200
BeOne Medicines Ltd.(a)	27,821	661,833
China Longyuan Power Group Corp. Ltd., Class H	787,000	680,817
China Mengniu Dairy Co. Ltd.	867,000	1,706,951
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	375,600	482,730
China Railway Signal & Communication Corp. Ltd., Class A	860,053	673,920
China Three Gorges Renewables Group Co. Ltd., Class A	224,900	134,228
Chongqing Zhifei Biological Products Co. Ltd., Class A	11,300	35,700
CSI Solar Co. Ltd., Class A	1,115,088	1,585,532
CSPC Pharmaceutical Group Ltd.	265,520	345,160
Flat Glass Group Co. Ltd., Class A	189,300	471,888
GDS Holdings Ltd., Class A(a)	779,400	3,377,129
Hansoh Pharmaceutical Group Co. Ltd.(b)	12,000	55,743
Henan Shuanghui Investment & Development Co. Ltd., Class A	43,000	152,308
Hengan International Group Co. Ltd.	181,000	577,460
Innovent Biologics Inc.(a)(b)	21,000	262,457
Kingdee International Software Group Co. Ltd.(a)	787,000	1,662,830
Li Auto Inc., Class A(a)(c)	546,644	6,405,563
New Oriental Education & Technology Group Inc.	214,100	1,024,453
Nongfu Spring Co. Ltd., Class H(b)	36,400	235,439
Seres Group Co. Ltd., Class A	27,900	535,653
TAL Education Group, ADR(a)	99,843	1,060,333
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	636,400	749,014
Tingyi Cayman Islands Holding Corp.	460,000	653,705
Xinyi Solar Holdings Ltd.(c)	13,480,000	5,870,138
XPeng Inc., Class A(a)	229,032	2,418,046
Yadea Group Holdings Ltd.(b)	248,000	432,577
Yihai Kerry Arawana Holdings Co. Ltd., Class A	29,400	138,968
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	109,800	916,474
		34,041,218
Denmark — 6.8%
Demant A/S(a)	5,955	227,835
Genmab A/S(a)	3,344	834,626
Security	Shares	Value
Denmark (continued)
Orsted A/S(a)(b)	54,342	$1,647,727
Rockwool AS, Class B	35,706	1,349,448
Vestas Wind Systems A/S	381,427	7,593,241
		11,652,877
France — 1.9%
Covivio SA/France	5,944	389,641
Gecina SA	2,195	215,532
Ipsen SA	3,344	454,639
Klepierre SA	17,495	683,126
Unibail-Rodamco-Westfield, New	14,290	1,486,728
		3,229,666
Germany — 2.1%
LEG Immobilien SE	9,336	782,599
Vonovia SE	87,108	2,820,847
		3,603,446
Hong Kong — 4.2%
Henderson Land Development Co. Ltd.	107,000	371,306
Link REIT(c)	96,120	513,393
MTR Corp. Ltd.	382,000	1,295,124
WH Group Ltd.(b)	4,686,500	5,036,114
		7,215,937
India — 0.8%
Colgate-Palmolive India Ltd.	3,478	92,002
Hindustan Unilever Ltd.	19,007	573,169
Lodha Developers Ltd.(b)	9,527	128,968
Lupin Ltd.	10,656	229,179
Marico Ltd.	12,651	104,072
Nestle India Ltd.	11,730	153,855
		1,281,245
Italy — 0.1%
Recordati Industria Chimica e Farmaceutica SpA	3,953	244,408
Japan — 11.2%
Central Japan Railway Co.	168,000	4,468,486
Chugai Pharmaceutical Co. Ltd.	17,000	751,252
Daiichi Sankyo Co. Ltd.	82,100	1,963,147
East Japan Railway Co.	284,200	6,972,977
Eisai Co. Ltd.	28,500	871,321
Kyowa Kirin Co. Ltd.	17,400	300,505
Nippon Building Fund Inc.	264	255,442
Nissin Foods Holdings Co. Ltd.	44,800	843,637
Shionogi & Co. Ltd.	25,500	441,092
Sysmex Corp.	31,600	396,830
Terumo Corp.	47,600	853,508
Unicharm Corp.	159,300	1,063,051
		19,181,248
Malaysia — 0.1%
QL Resources Bhd	171,044	165,983
Mexico — 0.9%
Fibra Uno Administracion SA de CV	348,617	490,113
Gruma SAB de CV, Class B	28,452	489,131
Kimberly-Clark de Mexico SAB de CV, Class A	214,310	402,452
Prologis Property Mexico SA de CV	25,671	94,668
		1,476,364
Netherlands — 0.8%
JDE Peet's NV	36,713	1,344,480
Norway — 1.1%
Mowi ASA	68,814	1,415,802
Schedule of Investments
16

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Sustainable Development Goals ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Norway (continued)
Salmar ASA	9,865	$505,195
		1,920,997
Portugal — 0.3%
EDP Renovaveis SA	39,281	461,356
Saudi Arabia — 0.3%
ACWA Power Co.(a)	1,950	110,253
Almarai Co. JSC	34,817	440,608
		550,861
Singapore — 0.5%
CapitaLand Ascendas REIT	159,600	338,303
CapitaLand Integrated Commercial Trust	297,816	529,180
		867,483
South Africa — 0.2%
NEPI Rockcastle NV	36,477	302,962
South Korea — 1.1%
LG Energy Solution Ltd.(a)	7,493	1,889,688
Sweden — 2.4%
Essity AB, Class B	113,015	3,055,565
Svenska Cellulosa AB SCA, Class B	46,823	637,022
Swedish Orphan Biovitrum AB(a)	12,722	386,437
		4,079,024
Switzerland — 4.3%
Novartis AG, Registered	55,268	6,995,385
Swiss Prime Site AG, Registered	1,883	261,893
		7,257,278
Taiwan — 6.4%
Taiwan High Speed Rail Corp.	556,000	501,281
Uni-President Enterprises Corp.	1,831,000	4,622,437
Wiwynn Corp.	60,000	5,758,659
		10,882,377
United Kingdom — 1.9%
Land Securities Group PLC	29,482	220,960
Pearson PLC	148,896	2,165,217
United Utilities Group PLC	51,356	797,869
		3,184,046
United States — 26.5%
Alnylam Pharmaceuticals Inc.(a)	1,206	538,491
BioMarin Pharmaceutical Inc.(a)	14,857	865,717
BXP Inc.	16,677	1,209,249
Dexcom Inc.(a)	15,246	1,148,634
Security	Shares	Value
United States (continued)
Digital Realty Trust Inc.	18,170	$3,046,019
Edwards Lifesciences Corp.(a)(c)	17,972	1,461,842
Equinix Inc.	4,460	3,506,407
First Solar Inc.(a)	37,486	7,316,892
Hormel Foods Corp.	56,013	1,424,971
Incyte Corp.(a)	10,897	921,995
Insulet Corp.(a)	2,002	680,440
Kimberly-Clark Corp.	43,137	5,570,712
Neurocrine Biosciences Inc.(a)(c)	5,261	734,436
Nvidia Corp.	37,081	6,458,769
Regeneron Pharmaceuticals Inc.	6,353	3,689,187
United Therapeutics Corp.(a)(c)	2,652	808,224
Vertex Pharmaceuticals Inc.(a)	8,318	3,252,504
Weyerhaeuser Co.	101,396	2,623,115
		45,257,604
Total Long-Term Investments — 99.3% (Cost: $162,425,498)		169,453,731
Short-Term Securities
Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	9,204,212	9,208,814
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	100,000	100,000
Total Short-Term Securities — 5.5% (Cost: $9,308,633)		9,308,814
Total Investments — 104.8% (Cost: $171,734,131)		178,762,545
Liabilities in Excess of Other Assets — (4.8)%		(8,130,234)
Net Assets — 100.0%		$170,632,311

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
17
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Sustainable Development Goals ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$618,867	$8,590,866 (a)	$—	$(1,161)	$242	$9,208,814	9,204,212	$48,037 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	100,000 (a)	—	—	—	100,000	100,000	6,318	—
				$(1,161)	$242	$9,308,814		$54,355	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-Mini S&P 500 Index	8	09/19/25	$259	$1,610
MSCI EAFE Index	2	09/19/25	272	(1,149)
MSCI Emerging Markets Index	8	09/19/25	506	4,310
				$4,771
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,920	$—	$—	$—	$5,920
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,149	$—	$—	$—	$1,149

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$123,430	$—	$—	$—	$123,430
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(50,640)	$—	$—	$—	$(50,640)
Schedule of Investments
18

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Global Sustainable Development Goals ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$876,810
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$52,905,197	$116,548,534	$—	$169,453,731
Short-Term Securities
Money Market Funds	9,308,814	—	—	9,308,814
	$62,214,011	$116,548,534	$—	$178,762,545
Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,920	$—	$—	$5,920
Liabilities
Equity Contracts	(1,149)	—	—	(1,149)
	$4,771	$—	$—	$4,771

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
19
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 3.8%
Accent Group Ltd.	40,500	$37,573
AGL Energy Ltd.	48,125	258,764
Alpha HPA Ltd.(a)	94,250	59,347
ALS Ltd.	38,500	466,996
Amotiv Ltd.	10,625	67,838
AMP Ltd.	191,000	213,182
Ampol Ltd.	18,875	362,384
Ansell Ltd.	11,625	257,743
ARB Corp. Ltd.	6,250	163,098
Arena REIT	31,625	83,652
Atlas Arteria Ltd.	86,500	301,267
AUB Group Ltd.	10,500	230,151
Aurizon Holdings Ltd.	70,953	150,261
Aussie Broadband Ltd.	22,625	76,478
Austal Ltd.(a)	31,375	159,389
Bank of Queensland Ltd.	60,250	286,140
Bapcor Ltd.	29,891	77,734
Beach Energy Ltd.	126,875	99,425
Bega Cheese Ltd.	23,767	90,468
Bendigo & Adelaide Bank Ltd.	50,125	436,662
Boss Energy Ltd. (a)	39,250	50,010
Breville Group Ltd.	8,000	175,911
Brickworks Ltd.	6,625	154,625
BWP Property Group Ltd.	44,286	102,741
BWP Property Group Ltd., NVS	1,089	2,526
Capricorn Metals Ltd.(a)	36,430	246,797
Catalyst Metals Ltd.(a)	19,982	95,218
Centuria Capital Group	65,625	106,197
Centuria Industrial REIT	42,875	94,185
Challenger Ltd.	41,250	224,562
Champion Iron Ltd.	30,875	90,642
Charter Hall Group	37,625	575,863
Charter Hall Long Wale REIT	50,750	151,567
Charter Hall Retail REIT	41,500	113,921
Charter Hall Social Infrastructure REIT	33,000	72,845
Cleanaway Waste Management Ltd.	138,128	250,838
Codan Ltd.	8,625	173,772
Collins Foods Ltd.	10,625	67,468
Corporate Travel Management Ltd.	9,875	104,137
Credit Corp. Group Ltd.	6,875	73,967
Data#3 Ltd.	13,625	81,847
Deep Yellow Ltd.(a)(b)	89,875	106,203
Deterra Royalties Ltd.	33,625	92,013
Dexus	64,799	317,968
Dexus Industria REIT	109,473	200,996
Dicker Data Ltd.	8,625	51,447
Domino's Pizza Enterprises Ltd.	5,500	54,158
Downer EDI Ltd.	55,125	260,109
DroneShield Ltd.(a)	61,518	132,346
Dyno Nobel Ltd.	148,250	295,195
Eagers Automotive Ltd.	11,250	203,010
Elders Ltd.	15,250	74,141
Emerald Resources NL(a)	41,750	104,186
Endeavour Group Ltd./Australia	120,875	301,607
EVT Ltd.	10,882	99,653
Flight Centre Travel Group Ltd.	15,000	127,526
G8 Education Ltd.	69,625	38,686
Genesis Minerals Ltd.(a)	84,250	252,038
Gold Road Resources Ltd.	89,676	197,664
GPT Group (The)	148,544	541,723
Security	Shares	Value
Australia (continued)
GrainCorp Ltd., Class A	16,750	$87,450
Greatland Resources Ltd.(a)	39,975	143,720
Growthpoint Properties Australia Ltd.	29,250	47,412
Hansen Technologies Ltd.	17,000	66,199
Harvey Norman Holdings Ltd.	60,339	271,478
HMC Capital Ltd.	25,975	65,095
HomeCo Daily Needs REIT	140,625	123,585
HUB24 Ltd.	8,250	586,186
IDP Education Ltd.	21,000	76,992
IGO Ltd.	54,125	184,260
Iluka Resources Ltd.	34,000	140,332
Imdex Ltd.	40,625	80,108
Ingenia Communities Group	30,750	118,517
Inghams Group Ltd.	29,625	52,470
Insignia Financial Ltd.(a)	42,625	125,374
IperionX Ltd.(a)	26,508	114,629
IPH Ltd.	23,875	71,221
IRESS Ltd.	14,875	84,677
JB Hi-Fi Ltd.	8,881	679,129
Judo Capital Holdings Ltd.(a)	89,625	99,621
Karoon Energy Ltd.	69,250	79,584
Lendlease Corp. Ltd.	53,500	193,794
Liontown Resources Ltd.(a)	145,625	89,128
Lovisa Holdings Ltd.	4,875	137,032
Lynas Rare Earths Ltd.(a)	66,875	605,739
MA Financial Group Ltd.	11,000	69,590
Maas Group Holdings Ltd.	15,750	46,033
MAC Copper Ltd.(a)	6,250	75,489
Macquarie Technology Group Ltd.(a)	1,250	49,846
Magellan Financial Group Ltd.	16,375	109,102
McMillan Shakespeare Ltd.	5,750	73,582
Megaport Ltd.(a)	12,750	136,511
Mesoblast Ltd.(a)(b)	68,004	96,339
Metcash Ltd.	82,875	227,425
Mineral Resources Ltd.(a)	14,625	355,009
Mirvac Group	313,500	483,148
Monadelphous Group Ltd.	7,500	105,039
Nanosonics Ltd.(a)	23,500	68,797
National Storage REIT	98,750	155,427
Netwealth Group Ltd.	10,250	230,037
Neuren Pharmaceuticals Ltd.(a)	9,500	117,570
New Hope Corp. Ltd.	58,676	169,624
NEXTDC Ltd.(a)(b)	51,000	547,979
nib holdings Ltd.	46,125	231,353
Nick Scali Ltd.	7,375	116,933
Nickel Industries Ltd.	159,500	72,728
Nine Entertainment Co. Holdings Ltd.	107,125	116,719
NRW Holdings Ltd.	75,900	190,014
Nufarm Ltd.(a)	33,000	52,293
Nuix Ltd.(a)	22,000	38,075
Ora Banda Mining Ltd.(a)	118,062	66,312
Orica Ltd.	38,750	556,108
Orora Ltd.	106,750	144,924
Paladin Energy Ltd.(a)	31,750	162,296
Perenti Ltd.	78,875	121,759
Perpetual Ltd.	8,250	117,018
Perseus Mining Ltd.	141,565	354,797
PEXA Group Ltd.(a)	10,625	106,349
Pilbara Minerals Ltd.(a)	242,125	386,744
Pinnacle Investment Management Group Ltd.	13,500	188,431
PolyNovo Ltd.(a)	61,875	52,914
Premier Investments Ltd.	7,625	111,096
Schedule of Investments
20

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Australia (continued)
PWR Holdings Ltd.	9,750	$49,627
Qube Holdings Ltd.	94,942	260,244
Ramelius Resources Ltd.	178,762	375,707
Ramsay Health Care Ltd.	15,500	343,072
Reece Ltd.	12,854	93,512
Region Group	102,768	163,864
Regis Healthcare Ltd.	14,250	73,084
Regis Resources Ltd.(a)	57,000	171,694
Reliance Worldwide Corp. Ltd.	64,125	175,142
Resolute Mining Ltd.(a)	324,454	138,323
Sandfire Resources Ltd.(a)	36,500	298,690
SEEK Ltd.	28,375	513,130
Silex Systems Ltd.(a)	18,625	50,322
Sims Ltd.	13,000	120,662
SiteMinder Ltd.(a)	24,375	109,788
SmartGroup Corp. Ltd.	13,250	78,223
Stanmore Resources Ltd.	38,625	47,022
Steadfast Group Ltd.	80,426	319,363
Super Retail Group Ltd.	12,500	153,465
Tabcorp Holdings Ltd.	200,250	127,874
Technology One Ltd.	24,096	627,525
Telix Pharmaceuticals Ltd.(a)(b)	21,049	200,392
Temple & Webster Group Ltd.(a)	7,125	110,947
Treasury Wine Estates Ltd.	62,914	321,671
Tuas Ltd.(a)	18,250	93,321
Vault Minerals Ltd.(a)	513,375	182,183
Ventia Services Group Pty. Ltd.	64,500	229,160
Viva Energy Group Ltd.(c)	88,625	124,875
Vulcan Energy Resources Ltd.(a)	14,000	37,871
WA1 Resources Ltd.(a)	4,875	56,871
Waypoint REIT Ltd.	53,375	92,401
WEB Travel Group Ltd.(a)	29,250	84,206
West African Resources Ltd.(a)	86,000	176,440
Westgold Resources Ltd.	71,125	162,119
Whitehaven Coal Ltd.	66,500	286,934
Worley Ltd.	39,875	382,118
Yancoal Australia Ltd.	31,500	111,970
Zip Co. Ltd.(a)(b)	98,500	271,464
		28,181,278
Austria — 0.4%
ANDRITZ AG	5,375	378,418
BAWAG Group AG(c)	6,250	808,098
CA Immobilien Anlagen AG	2,648	72,672
CPI Europe AG(a)	2,750	60,007
DO & CO AG	625	166,102
EVN AG	3,375	92,400
Lenzing AG(a)(b)	1,625	50,324
Oesterreichische Post AG	1,533	51,631
Palfinger AG	1,500	64,786
Porr AG	1,750	60,733
Raiffeisen Bank International AG	11,750	390,359
SBO AG	1,000	31,955
UNIQA Insurance Group AG	14,328	207,635
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,077	159,570
voestalpine AG	8,500	281,611
Wienerberger AG	8,875	309,274
		3,185,575
Bahrain — 0.0%
OneSpaWorld Holdings Ltd.	9,788	220,915
Security	Shares	Value
Bangladesh — 0.0%
Hamilton Insurance Group Ltd., Class B(a)	6,500	$154,960
Belgium — 0.6%
Ackermans & van Haaren NV	1,750	453,983
Aedifica SA	3,525	270,989
Azelis Group NV	12,625	188,303
Barco NV	6,125	100,489
Bekaert SA	2,875	129,195
CMB Tech NV(a)	9,067	78,383
Cofinimmo SA	3,000	268,571
Colruyt Group NV	2,500	109,964
Deme Group NV	625	95,286
Fagron	5,543	134,738
Financiere de Tubize SA	1,371	256,940
Galapagos NV(a)	3,375	106,235
KBC Ancora	3,500	271,074
Kinepolis Group NV	875	34,921
Melexis NV	1,625	128,653
Montea NV	1,399	111,900
Ontex Group NV(a)	6,250	47,644
Proximus SADP	10,750	93,186
Recticel SA	4,250	46,687
Retail Estates NV	2,932	238,141
Shurgard Self Storage Ltd.	2,750	108,174
Solvay SA	5,875	192,967
Tessenderlo Group SA	2,000	60,987
Umicore SA	15,089	235,494
VGP NV	1,125	128,444
Warehouses De Pauw CVA	17,176	440,856
Xior Student Housing NV	2,750	97,370
		4,429,574
Canada — 3.9%
ADENTRA Inc.	2,375	59,438
Advantage Energy Ltd.(a)	13,250	107,189
Aecon Group Inc.	5,875	87,311
Air Canada(a)	8,858	125,773
Algoma Steel Group Inc.	9,125	44,384
Algonquin Power & Utilities Corp.	57,875	335,446
Allied Gold Corp.(a)	6,500	91,109
Allied Properties REIT	10,116	137,006
Altius Minerals Corp.	4,412	96,313
Altus Group Ltd.	3,750	168,229
Andlauer Healthcare Group Inc.	1,625	63,078
Arbutus Biopharma Corp.(a)	15,375	57,041
Aris Mining Corp.(a)	13,125	114,205
Aritzia Inc.(a)	6,625	396,627
Atco Ltd., Class I, NVS	2,299	84,186
Athabasca Oil Corp.(a)	42,000	184,105
ATS Corp.(a)	6,625	183,407
Aurinia Pharmaceuticals Inc.(a)(b)	10,125	121,399
Aya Gold & Silver Inc.(a)(b)	9,375	93,180
B2Gold Corp.	104,750	432,470
Badger Infrastructure Solutions Ltd.	2,750	115,398
Bausch Health Companies Inc.(a)	21,875	161,831
Baytex Energy Corp.	56,250	124,923
Birchcliff Energy Ltd.	21,500	98,784
Bird Construction Inc.	5,000	82,317
Bitfarms Ltd./Canada(a)(b)	51,125	68,124
BlackBerry Ltd.(a)	44,625	171,241
Boardwalk Real Estate Investment Trust	1,875	96,143
Boralex Inc., Class A	7,000	147,202
Boyd Group Services Inc.	1,750	287,319
21
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Canada (continued)
Brookfield Business Corp., Class A	2,750	$90,829
Brookfield Infrastructure Corp., Class A	11,562	465,561
Brookfield Wealth Solutions Ltd.	2,656	174,288
BRP Inc.	2,750	173,068
BSR Real Estate Investment Trust	3,375	42,458
Canaccord Genuity Group Inc.	8,500	62,945
Canada Goose Holdings Inc.(a)	4,750	61,565
Canadian Apartment Properties REIT	2,154	66,658
Canfor Corp.(a)	5,625	53,328
Capital Power Corp.	12,336	514,423
Capstone Copper Corp.(a)	45,375	324,449
Cardinal Energy Ltd.	21,578	114,540
Cargojet Inc.	875	64,248
Cascades Inc.	7,625	54,577
Centerra Gold Inc.	11,193	91,363
CES Energy Solutions Corp.	17,875	107,899
Choice Properties REIT	7,885	83,308
Cogeco Communications Inc.	1,375	64,357
Colliers International Group Inc.	3,375	557,237
Computer Modelling Group Ltd.	8,500	38,497
Crombie REIT	26,335	288,403
CT REIT	5,375	63,051
Definity Financial Corp.	7,875	407,068
Denison Mines Corp.(a)	70,875	163,079
dentalcorp Holdings Ltd.	11,000	65,038
Discovery Silver Corp.(a)	46,428	147,734
Docebo Inc.(a)	1,625	50,631
Dream Industrial REIT	10,750	95,966
Dundee Precious Metals Inc.	18,912	350,602
Eldorado Gold Corp.(a)	16,250	402,893
Endeavour Silver Corp.(a)(b)	20,875	130,417
Enerflex Ltd.	9,875	99,516
Energy Fuels Inc./Canada(a)	18,125	209,447
Enghouse Systems Ltd.	4,125	68,692
EQB Inc.	2,375	156,420
Equinox Gold Corp.(a)	50,550	442,062
ERO Copper Corp.(a)	7,750	111,283
Exchange Income Corp.	2,250	117,599
Extendicare Inc.	6,500	61,623
Fiera Capital Corp., Class A	9,750	47,779
Finning International Inc.	10,750	445,702
First Capital Real Estate Investment Trust	8,250	116,179
First Majestic Silver Corp.	33,038	302,390
First National Financial Corp.	2,500	87,778
Foran Mining Corp.(a)	23,250	50,958
Fortuna Mining Corp.(a)	24,875	191,813
G Mining Ventures Corp.(a)	15,678	235,053
Gibson Energy Inc.	13,000	246,398
goeasy Ltd.	1,125	174,515
Granite Real Estate Investment Trust	2,500	142,425
H&R Real Estate Investment Trust	10,250	90,756
Hammond Power Solutions Inc., Class A(b)	875	75,385
Headwater Exploration Inc.	18,875	93,595
Hudbay Minerals Inc.	31,250	374,995
IAMGOLD Corp.(a)	45,375	422,577
IMAX Corp.(a)(b)	3,750	107,100
Interfor Corp.(a)	5,125	47,244
International Petroleum Corp.(a)(b)	6,125	113,683
InterRent REIT	6,125	59,673
Ivanhoe Electric Inc.(a)(b)	8,250	73,590
Jamieson Wellness Inc.(c)	3,375	91,665
K92 Mining Inc.(a)	19,679	221,959
Security	Shares	Value
Canada (continued)
Kelt Exploration Ltd.(a)	14,250	$69,727
Killam Apartment REIT	5,125	67,060
Kinaxis Inc.(a)	2,250	310,578
Lassonde Industries Inc., Class A	386	59,726
Laurentian Bank of Canada	5,125	113,818
Leon's Furniture Ltd.	2,500	54,356
Lightspeed Commerce Inc.(a)	11,000	136,003
Linamar Corp.	3,125	170,614
Lionsgate Studios Corp.(a)(b)	13,638	87,692
Lithium Americas Corp.(a)	18,875	56,487
MAG Silver Corp.	8,537	208,988
Major Drilling Group International Inc.(a)(b)	8,375	59,031
Maple Leaf Foods Inc.	6,375	167,667
MDA Space Ltd.(a)	9,328	301,639
MEG Energy Corp.	20,625	424,259
Meren Energy Inc.	35,375	45,850
Methanex Corp.	5,375	190,915
Mind Medicine MindMed Inc.(a)	7,125	63,270
MTY Food Group Inc.	2,000	56,067
Mullen Group Ltd.	6,750	67,679
New Gold Inc.(a)	62,875	370,836
NexGen Energy Ltd.(a)(b)	42,625	335,513
NFI Group Inc.(a)	8,750	117,486
NGEx Minerals Ltd.(a)	10,750	165,475
North American Construction Group Ltd.	2,500	34,168
North West Co. Inc. (The)	3,875	142,376
Northland Power Inc.	20,625	334,151
Northwest Healthcare Properties Real Estate Investment Trust	32,610	118,962
Novagold Resources Inc.(a)	23,000	157,258
Novanta Inc.(a)	2,312	269,140
NuVista Energy Ltd.(a)	13,896	147,728
OceanaGold Corp.	18,750	342,684
Onex Corp.	4,635	396,558
OR Royalties Inc.	13,375	429,780
Orla Mining Ltd.(a)	19,774	218,279
Ovintiv Inc.	20,172	849,645
Paramount Resources Ltd., Class A	6,500	96,647
Parex Resources Inc.	7,750	97,626
Parkland Corp.	11,000	311,254
Pason Systems Inc.	7,000	59,890
Perpetua Resources Corp.(a)	5,000	94,350
Pet Valu Holdings Ltd.	4,206	119,441
Peyto Exploration & Development Corp.	15,750	214,343
PrairieSky Royalty Ltd.	10,263	179,874
Precision Drilling Corp.(a)	1,375	79,596
Premium Brands Holdings Corp., Class A	3,500	240,733
Prinmaris REIT	23,466	256,642
Propel Holdings Inc.	2,750	64,497
Quebecor Inc., Class B	9,878	300,149
Richelieu Hardware Ltd.	4,125	109,842
RioCan REIT	7,639	102,792
Rogers Sugar Inc.	6,500	30,007
Russel Metals Inc.	4,625	140,095
Sandstorm Gold Ltd.	21,250	237,358
Savaria Corp.	12,183	184,783
Seabridge Gold Inc.(a)	6,250	109,131
Secure Waste Infrastructure Corp.	15,750	187,966
Sienna Senior Living Inc.	7,250	93,756
Silvercorp Metals Inc.	19,875	96,093
Skeena Resources Ltd.(a)	7,375	123,619
South Bow Corp.	16,500	457,269
Schedule of Investments
22

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Canada (continued)
Spin Master Corp.(c)	3,125	$51,448
Sprott Inc.	1,750	115,307
SSR Mining Inc.(a)	16,125	311,146
Stella-Jones Inc.	4,000	227,822
StorageVault Canada Inc.	22,875	79,617
SunOpta Inc.(a)	7,750	48,418
Superior Plus Corp.	18,875	99,780
Tamarack Valley Energy Ltd.	46,772	183,567
Taseko Mines Ltd.(a)	27,750	90,523
TerraVest Industries Inc.	1,213	127,337
Topaz Energy Corp.	4,188	76,389
Torex Gold Resources Inc.(a)	6,911	230,526
TransAlta Corp.	22,500	276,386
Transcontinental Inc., Class A	5,625	83,391
Trican Well Service Ltd.	16,250	70,521
Triple Flag Precious Metals Corp.	5,500	150,421
Trisura Group Ltd.(a)	3,875	112,835
Vermilion Energy Inc.	12,375	93,442
Well Health Technologies Corp.(a)	18,375	63,955
Wesdome Gold Mines Ltd.(a)	12,406	164,679
West Fraser Timber Co. Ltd.	2,952	215,035
Westshore Terminals Investment Corp.	3,250	60,913
Winpak Ltd.(b)	2,875	87,547
		28,935,735
China — 0.0%
CARsgen Therapeutics Holdings Ltd.(a)(c)	26,500	79,057
GigaCloud Technology Inc.(a)(b)	2,125	56,249
		135,306
Costa Rica — 0.0%
Establishment Labs Holdings Inc.(a)(b)	1,875	77,381
Denmark — 0.7%
ALK-Abello A/S(a)	10,500	331,465
Alm Brand A/S	67,375	187,968
Ambu A/S, Class B	15,337	231,852
Bavarian Nordic A/S(a)	6,250	231,680
Chemometec A/S	1,250	102,069
D/S Norden A/S	2,125	75,885
DFDS A/S(a)	3,125	48,964
FLSmidth & Co. A/S	3,831	261,740
GN Store Nord A/S(a)	10,875	196,953
Gubra AS	625	36,846
H Lundbeck A/S	22,125	140,003
ISS A/S	9,831	287,518
Jyske Bank A/S, Registered	2,529	271,549
Matas A/S	2,750	57,494
Netcompany Group A/S(a)(c)	3,375	128,679
NKT A/S(a)	4,572	435,498
NTG Nordic Transport Group A/S, Class A(a)	1,411	40,622
Per Aarsleff Holding A/S	1,416	138,831
Ringkjoebing Landbobank A/S	1,937	437,693
Royal Unibrew A/S	3,444	266,158
Scandinavian Tobacco Group A/S, Class A(c)	5,043	71,527
Schouw & Co. A/S	1,205	111,801
Sydbank A/S	4,625	351,654
TORM PLC, Class A	4,625	99,158
Zealand Pharma A/S(a)	4,936	339,247
		4,882,854
Finland — 0.4%
Finnair OYJ	10,375	38,134
Harvia OYJ	1,375	61,848
Security	Shares	Value
Finland (continued)
Hiab OYJ, Class B	3,386	$223,151
Huhtamaki OYJ	7,750	275,302
Kalmar OYJ, Class B	3,000	138,090
Kemira OYJ	9,250	213,848
Kojamo OYJ(a)	10,750	131,675
Konecranes OYJ	5,375	443,080
Mandatum OYJ	36,576	251,413
Marimekko OYJ	2,625	36,820
Metsa Board OYJ, Class B	15,750	57,800
Nokian Renkaat OYJ(b)	9,875	92,915
Outokumpu OYJ	29,000	119,314
Puuilo OYJ	6,000	93,588
QT Group OYJ(a)	1,625	89,557
Revenio Group OYJ	1,625	45,370
TietoEVRY OYJ	8,500	158,773
Tokmanni Group Corp.	4,500	48,776
Valmet OYJ	11,750	408,402
		2,927,856
France — 1.2%
Air France-KLM, NVS(a)	9,500	149,478
Altarea SCA	915	108,649
Alten SA	2,375	183,392
Antin Infrastructure Partners SA	4,000	53,363
Aperam SA	3,500	106,259
Aubay	750	39,927
Beneteau SACA	4,250	41,584
Canal+ SA, NVS(a)	55,125	168,090
Carmila SA	4,500	90,600
Clariane SE(a)	10,750	53,902
Coface SA	8,375	157,721
Constellium SE, Class A(a)	9,550	138,379
Derichebourg SA	9,000	62,996
Elis SA	13,125	359,655
Emeis SA(a)	6,500	92,910
Eramet SA	875	52,238
Esso SA Francaise	250	28,484
Etablissements Maurel et Prom SA	6,750	40,173
Eurazeo SE	2,283	149,400
Eutelsat Communications SACA(a)	11,500	41,847
Exail Technologies SA, NVS(a)	637	85,132
Exosens SAS	1,750	80,556
Fnac Darty SA	1,375	47,390
Forvia SE(a)	11,750	156,794
Gaztransport Et Technigaz SA	2,875	536,570
Havas NV	54,250	95,141
ICADE	3,125	75,954
ID Logistics Group SACA(a)	250	120,081
Imerys SA	2,750	70,258
Interparfums SA	2,045	75,531
IPSOS SA	2,750	114,261
JCDecaux SE	5,125	88,241
Kaufman & Broad SA	1,375	46,115
LISI SA	1,375	73,028
Louis Hachette Group, NVS	55,125	106,033
Mercialys SA	7,500	95,204
Mersen SA	2,375	67,405
Metropole Television SA	3,604	55,521
Nexans SA	2,625	400,234
Nexity SA(a)	4,125	41,677
Opmobility	5,500	88,703
Peugeot Invest SA	625	56,477
Planisware SA, NVS	2,000	42,977
23
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
France (continued)
Pluxee NV, NVS	7,000	$142,573
Quadient SA	2,875	53,788
Remy Cointreau SA	1,757	107,862
Rubis SCA	6,125	202,789
SCOR SE	12,125	397,175
SEB SA	1,538	112,103
SES SA, Class A	29,000	202,708
Societe BIC SA	1,875	117,172
SOITEC(a)	2,250	93,448
Sopra Steria Group	1,250	232,095
SPIE SA	11,375	630,464
Technip Energies NV	10,625	491,075
Television Francaise 1 SA	5,375	53,067
Trigano SA	750	132,321
Ubisoft Entertainment SA(a)	6,500	71,115
Valeo SE	17,500	212,378
Vallourec SACA	13,000	233,386
Vicat SACA	1,500	105,007
Virbac SACA	375	147,043
Vivendi SE	53,125	190,136
VusionGroup	574	144,073
Wavestone	750	43,092
Wendel SE	568	54,737
Worldline SA(a)(c)	16,875	56,115
		8,964,052
Germany — 1.3%
1&1 AG	3,625	86,760
Adesso SE	375	38,168
Aixtron SE	9,000	132,171
Aroundtown SA(a)	61,000	242,085
Atoss Software SE	875	105,040
Aurubis AG	2,500	283,834
Auto1 Group SE(a)	10,375	351,104
Bechtle AG	6,500	295,457
Befesa SA(c)	2,750	88,344
Bilfinger SE	2,939	304,558
CANCOM SE	2,375	63,798
Carl Zeiss Meditec AG, Bearer	2,875	145,246
Ceconomy AG(a)	14,750	76,822
Cewe Stiftung & Co. KGaA	500	56,284
Dermapharm Holding SE	1,500	57,713
Deutsche Pfandbriefbank AG(c)	15,375	95,102
Deutz AG	12,500	130,108
Douglas AG(a)	3,250	46,282
Duerr AG	4,125	102,392
Eckert & Ziegler SE	3,750	75,770
Elmos Semiconductor SE	625	59,681
Energiekontor AG	750	38,236
Evotec SE(a)	11,250	79,028
Fielmann Group AG	2,000	121,478
flatexDEGIRO AG	6,625	219,205
Fraport AG Frankfurt Airport Services Worldwide(a)	3,000	257,081
Freenet AG	9,500	317,295
Gerresheimer AG	2,750	138,865
GFT Technologies SE	1,875	38,495
Grand City Properties SA(a)	6,750	87,065
Grenke AG	2,625	51,819
Hamborner REIT AG	6,500	43,747
HelloFresh SE(a)	12,500	110,590
Hornbach Holding AG & Co. KGaA	875	106,501
Hugo Boss AG	3,750	184,762
Hypoport SE(a)	375	62,701
Security	Shares	Value
Germany (continued)
IONOS Group SE(a)	3,529	$157,542
Jenoptik AG	4,125	82,104
JOST Werke SE(c)	1,823	111,749
K+S AG, Registered(b)	13,500	182,422
KION Group AG	5,750	374,412
Kloeckner & Co. SE	5,625	38,783
Kontron AG	3,000	85,791
Krones AG	1,013	155,797
Lanxess AG	6,875	195,059
Mutares SE & Co. KGaA	1,375	45,956
Nagarro SE	750	46,186
Nordex SE(a)	9,500	232,459
Norma Group SE	3,125	58,127
Orion SA	5,250	55,387
Pfeiffer Vacuum Technology AG	250	45,977
PNE AG	2,375	38,626
ProSiebenSat.1 Media SE	11,125	109,678
Puma SE	8,126	204,796
Redcare Pharmacy NV(a)(b)(c)	1,250	119,108
RENK Group AG	5,838	426,387
RTL Group SA(a)	3,125	128,819
SAF-Holland SE	4,250	79,179
Salzgitter AG	2,250	58,682
Schaeffler AG	17,250	119,355
Schott Pharma AG & Co. KGaA	3,000	80,176
Siltronic AG	1,500	62,306
Sixt SE	1,000	98,922
SMA Solar Technology AG(a)	1,750	46,455
Stabilus SE	2,250	62,313
Stroeer SE & Co. KGaA	2,750	133,558
Suedzucker AG	5,625	65,954
SUESS MicroTec SE	1,625	48,414
TAG Immobilien AG	14,000	250,824
TeamViewer SE(a)(c)	11,500	122,051
thyssenkrupp AG	39,500	418,014
United Internet AG, Registered(d)	6,125	195,789
Vossloh AG	875	86,272
Wacker Chemie AG	1,500	114,463
Wacker Neuson SE	3,000	88,114
Wuestenrot & Wuerttembergische AG	5,907	96,501
		9,816,094
Guernsey — 0.0%
Burford Capital Ltd.	16,890	236,460
Hong Kong — 0.7%
ASMPT Ltd.	25,600	232,026
Bank of East Asia Ltd. (The)	125,000	206,048
Bright Smart Securities & Commodities Group Ltd.(a)	62,000	93,038
CITIC Telecom International Holdings Ltd.	387,000	128,259
Dah Sing Banking Group Ltd.	102,800	138,142
Dah Sing Financial Holdings Ltd.	50,000	227,470
DFI Retail Group Holdings Ltd.	37,500	119,250
First Pacific Co. Ltd.	168,000	143,987
Fortune REIT	210,000	130,023
Genpact Ltd.	13,500	612,090
Guotai Junan International Holdings Ltd.(b)	389,000	296,946
Hang Lung Group Ltd.	55,000	96,384
Hang Lung Properties Ltd.	135,000	137,826
HKBN Ltd.	96,000	62,190
Johnson Electric Holdings Ltd.	36,500	134,114
Kerry Properties Ltd.	84,500	219,157
Man Wah Holdings Ltd.	150,000	91,184
Schedule of Investments
24

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Hong Kong (continued)
Melco Resorts & Entertainment Ltd., ADR(a)	20,375	$202,528
New World Development Co. Ltd.(a)	125,000	107,053
NWS Holdings Ltd.	96,000	95,752
Pacific Basin Shipping Ltd.	535,000	150,331
PAX Global Technology Ltd.	172,000	143,195
PCCW Ltd.	426,000	287,689
SJM Holdings Ltd.(a)	273,000	101,804
Stella International Holdings Ltd.	66,500	143,825
SUNeVision Holdings Ltd.	125,000	122,807
United Laboratories International Holdings Ltd. (The)	70,000	138,116
Vobile Group Ltd.(a)	163,000	139,316
VTech Holdings Ltd.	14,500	117,137
Wynn Macau Ltd.	183,200	169,416
Xinyi Glass Holdings Ltd.	149,000	163,532
Yue Yuen Industrial Holdings Ltd.	65,500	115,783
		5,266,418
India — 0.0%
WNS Holdings Ltd.(a)	3,051	230,198
Ireland — 0.3%
Cairn Homes PLC	49,250	127,047
Cimpress PLC(a)	1,625	102,562
Dalata Hotel Group PLC	14,375	107,126
Glanbia PLC	15,375	255,725
Glenveagh Properties PLC(a)(c)	44,125	100,766
Irish Residential Properties REIT PLC	53,500	60,211
nVent Electric PLC	13,125	1,186,369
Uniphar PLC	23,625	112,001
Weatherford International PLC	5,875	374,267
		2,426,074
Israel — 1.4%
Africa Israel Residences Ltd.	625	45,029
Airport City Ltd.(a)	4,625	84,031
Alony Hetz Properties & Investments Ltd.	12,750	144,890
Amot Investments Ltd.	18,750	133,953
Ashtrom Group Ltd.	4,750	96,950
Aura Investments Ltd.	14,125	87,398
Bet Shemesh Engines Holdings 1997 Ltd.(a)	625	117,236
Bezeq The Israeli Telecommunication Corp. Ltd.	188,165	346,003
Big Shopping Centers Ltd.	1,288	252,827
Blue Square Real Estate Ltd.	500	56,521
Camtek Ltd./Israel(a)	2,375	203,624
Cellcom Israel Ltd.(a)	10,250	92,935
Cellebrite DI Ltd.(a)	7,750	127,100
Clal Insurance Enterprises Holdings Ltd.	7,312	375,188
Danel Adir Yeoshua Ltd.	500	70,897
Delek Automotive Systems Ltd.	5,500	42,795
Delek Group Ltd.	750	165,482
Delta Galil Ltd.	1,000	52,341
El Al Israel Airlines(a)	22,750	90,912
Elco Ltd.	1,125	60,057
Electra Consumer Products 1970 Ltd.	1,375	48,557
Electra Ltd./Israel	125	74,590
Electra Real Estate Ltd.(a)	3,375	46,329
Energix-Renewable Energies Ltd.	25,375	98,228
Enlight Renewable Energy Ltd.(a)	9,375	265,702
Equital Ltd.(a)	2,000	87,868
Fattal Holdings 1998 Ltd.(a)	625	101,867
FIBI Holdings Ltd.	1,419	107,560
First International Bank Of Israel Ltd. (The)	4,875	345,669
Fiverr International Ltd.(a)	2,750	64,763
Formula Systems 1985 Ltd.	875	111,718
Security	Shares	Value
Israel (continued)
Fox Wizel Ltd.	875	$81,908
Global-e Online Ltd.(a)	8,530	285,414
Harel Insurance Investments & Financial Services Ltd.	11,125	370,403
Hilan Ltd.	1,250	98,964
Inmode Ltd.(a)	6,500	97,110
Isracard Ltd.	18,500	74,481
Israel Canada T.R Ltd.	17,625	75,895
Israel Corp Ltd.	250	80,969
Isras Holdings Ltd.(a)	375	43,447
Ituran Location and Control Ltd.	1,500	50,580
JFrog Ltd.(a)(b)	7,500	370,275
Kenon Holdings Ltd./Singapore	2,375	111,999
Kornit Digital Ltd.(a)	3,875	57,893
Kvutzat Acro Ltd.	3,000	41,164
Magic Software Enterprises Ltd.	3,000	61,847
Matrix IT Ltd.	3,250	114,363
Mega Or Holdings Ltd.	2,000	97,510
Melisron Ltd.	889	104,180
Menora Mivtachim Holdings Ltd.	1,758	170,424
Migdal Insurance & Financial Holdings Ltd.	66,301	238,829
Mivne Real Estate KD Ltd.	26,176	95,904
Nayax Ltd.(a)	1,375	68,375
Next Vision Stabilized Systems Ltd.	4,875	202,872
Oddity Tech Ltd., Class A(a)(b)	3,126	188,216
Oil Refineries Ltd.	248,875	61,679
One Software Technologies Ltd.	4,375	106,786
OPC Energy Ltd.(a)	10,125	159,973
OY Nofar Energy Ltd.(a)	3,636	115,041
Pagaya Technologies Ltd., Class A(a)(b)	4,250	156,740
Partner Communications Co. Ltd.	11,250	105,454
Paz Retail & Energy Ltd.	750	141,471
Radware Ltd.(a)	3,250	82,030
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,000	91,081
Reit 1 Ltd.	15,500	112,530
Retailors Ltd.	2,000	36,880
Riskified Ltd., Class A(a)	9,750	46,508
Sapiens International Corp. NV	2,750	117,738
Sella Capital Real Estate Ltd.	22,500	69,157
Shapir Engineering and Industry Ltd.	12,750	100,783
Shikun & Binui Ltd.(a)	26,125	115,649
Shufersal Ltd.	15,875	197,147
SimilarWeb Ltd.(a)	4,500	46,755
Strauss Group Ltd.	4,125	108,624
Summit Real Estate Holdings Ltd.	3,250	63,134
Taboola.com Ltd.(a)	15,875	53,023
Tel Aviv Stock Exchange Ltd.	7,250	168,287
Tower Semiconductor Ltd.(a)	8,875	530,680
YH Dimri Construction & Development Ltd.	1,000	109,302
ZIM Integrated Shipping Services Ltd.(b)	9,625	130,996
		10,209,490
Italy — 1.2%
A2A SpA	124,375	312,512
ACEA SpA	3,750	88,702
Amplifon SpA	9,378	170,802
Azimut Holding SpA	9,250	331,864
Banca Generali SpA	4,625	269,324
Banca IFIS SpA	3,250	87,861
Banca Monte dei Paschi di Siena SpA	64,533	592,174
Banca Popolare di Sondrio SpA	7,154	103,268
Banco di Desio e della Brianza SpA	3,625	31,099
BFF Bank SpA(a)(c)	14,250	186,588
25
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Italy (continued)
Brembo NV	11,875	$131,461
Brunello Cucinelli SpA	2,750	318,103
Buzzi SpA	6,875	349,104
Carel Industries SpA(c)	4,000	109,060
Cementir Holding NV	4,750	78,041
Credito Emiliano SpA	8,875	139,538
De' Longhi SpA	6,125	214,526
DiaSorin SpA	1,035	104,407
El.En. SpA	4,875	67,299
Enav SpA(c)	21,500	105,827
ERG SpA	4,125	99,709
Ferretti SpA	31,403	98,953
Fila SpA	3,625	36,988
Fincantieri SpA(a)	6,613	157,629
GVS SpA(a)(b)(c)	8,500	44,929
Hera SpA	65,125	279,917
Intercos SpA, NVS	4,875	68,097
Interpump Group SpA	6,125	291,069
Iren SpA	51,625	155,962
Italgas SpA	48,272	433,896
Iveco Group NV	14,000	301,026
Juventus Football Club SpA, NVS(a)(b)	9,125	31,315
Lottomatica Group SpA	20,999	570,439
Maire SpA	11,750	169,715
MARR SpA(b)	3,750	42,438
MFE-MediaForEurope NV, Class A	13,250	48,270
OVS SpA(c)	16,375	78,963
Piaggio & C SpA	18,125	42,372
Pirelli & C SpA(c)	25,062	171,662
RAI Way SpA(c)	9,801	69,298
Reply SpA	1,875	270,169
Saipem SpA	103,000	289,430
Salvatore Ferragamo SpA(a)(b)	5,625	30,950
Sanlorenzo SpA/Ameglia	1,625	62,148
Sesa SpA	750	65,107
SOL SpA	3,250	196,572
Tamburi Investment Partners SpA	9,125	87,357
Technogym SpA(c)	9,625	164,373
Technoprobe SpA(a)	13,000	102,921
Webuild SpA	40,375	181,933
		8,435,167
Japan — 12.8%
77 Bank Ltd. (The)	3,400	130,431
ABC-Mart Inc.	5,800	115,216
Acom Co. Ltd.	37,500	117,252
Activia Properties Inc.	201	184,798
ADEKA Corp.	4,700	104,576
Advance Residence Investment Corp.	250	277,296
AEON Financial Service Co. Ltd.	10,100	101,505
AEON REIT Investment Corp.	67	59,906
Aica Kogyo Co. Ltd.	4,200	107,924
Aiful Corp.	50,000	158,608
Air Water Inc.	15,600	271,212
Alfresa Holdings Corp.	14,800	222,718
Alps Alpine Co. Ltd.	11,300	137,872
ALSOK Co. Ltd.	37,500	286,875
Amada Co. Ltd.	26,300	334,199
Amano Corp.	3,900	111,408
Anritsu Corp.	12,500	146,683
Aozora Bank Ltd.	12,500	193,926
Appier Group Inc.	12,500	130,359
ARE Holdings Inc.	13,800	191,634
Security	Shares	Value
Japan (continued)
Asahi Intecc Co. Ltd.	18,900	$323,557
Atom Corp.(a)(b)	29,100	129,121
Autobacs Seven Co. Ltd.	22,200	235,502
Axial Retailing Inc.	21,200	165,821
Azbil Corp.	39,000	390,338
AZ-COM MARUWA Holdings Inc.	12,500	100,425
BayCurrent Inc.	11,600	658,160
Bic Camera Inc.	12,500	134,025
BIPROGY Inc.	7,300	314,358
Brother Industries Ltd.	18,600	313,425
Bunka Shutter Co. Ltd.	12,500	220,346
Calbee Inc.	12,500	227,205
Canon Marketing Japan Inc.	4,200	162,812
Casio Computer Co. Ltd.	18,800	154,063
Chiyoda Corp.(a)	25,000	68,011
Chugin Financial Group Inc., NVS	14,800	210,788
Chugoku Electric Power Co. Inc. (The)	25,000	149,949
Citizen Watch Co. Ltd.	11,200	76,751
CKD Corp.	7,600	124,698
Coca-Cola Bottlers Japan Holdings Inc.	12,500	218,895
Colowide Co. Ltd.	12,500	165,530
Comforia Residential REIT Inc.	64	135,672
COMSYS Holdings Corp.	12,500	313,112
Cosmo Energy Holdings Co. Ltd.	3,500	168,203
Cosmos Pharmaceutical Corp.	4,100	248,368
CRE Logistics REIT Inc.	125	132,431
Create Restaurants Holdings Inc.	25,000	134,950
Credit Saison Co. Ltd.	12,500	317,422
CyberAgent Inc.	37,500	453,423
Daicel Corp.	25,000	230,086
Daido Steel Co. Ltd.	12,500	106,943
Daiichikosho Co. Ltd.	12,500	143,137
Daio Paper Corp.	12,500	73,953
Daishi Hokuetsu Financial Group Inc.	6,000	160,402
Daiwa House REIT Investment Corp.	338	291,381
Daiwa Office Investment Corp.	49	121,871
Daiwa Securities Living Investments Corp.	98	71,689
Daiwabo Holdings Co. Ltd.	6,000	127,212
DCM Holdings Co. Ltd.	16,200	162,286
DeNA Co. Ltd.	6,200	93,867
Denka Co. Ltd.	12,500	189,047
Dentsu Group Inc.	15,500	306,063
Dentsu Soken Inc.	2,000	89,556
Dexerials Corp.	13,900	187,149
DIC Corp.	5,700	131,824
DMG Mori Co. Ltd.	12,500	259,948
Dowa Holdings Co. Ltd.	2,800	98,308
DTS Corp.	2,800	98,726
Ebara Corp.	37,500	771,087
EDION Corp.	2,700	37,116
Electric Power Development Co. Ltd.	7,200	137,268
EXEO Group Inc.	16,000	236,030
Ezaki Glico Co. Ltd.	4,100	136,751
Financial Products Group Co. Ltd.	7,800	129,566
Food & Life Companies Ltd.	9,200	530,652
Freee KK(a)	3,300	69,423
Frontier Real Estate Investment Corp.	250	148,727
Fuji Corp./Aichi	6,600	122,854
Fuji Media Holdings Inc.	3,600	80,919
Fujitec Co. Ltd.	6,100	231,936
Fukuoka Financial Group Inc.	14,100	422,494
Fukuoka REIT Corp.	125	156,812
Schedule of Investments
26

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Furukawa Electric Co. Ltd.	6,000	$374,010
Fuyo General Lease Co. Ltd.	3,300	97,735
GENDA Inc.(a)	12,500	70,097
Global One Real Estate Investment Corp.	183	183,903
GLP J-REIT	375	350,239
GMO internet group Inc.	12,500	334,462
GMO Payment Gateway Inc.	4,100	234,720
Gree Inc.	23,100	69,611
GS Yuasa Corp.	6,200	138,983
Gunma Bank Ltd. (The)	26,900	281,130
H.U. Group Holdings Inc.	3,200	79,578
H2O Retailing Corp.	12,500	175,875
Hachijuni Bank Ltd. (The)	30,500	297,053
Hakuhodo DY Holdings Inc.	25,000	200,391
Hamakyorex Co. Ltd.	12,500	127,537
Hamamatsu Photonics KK	25,500	267,633
Hankyu Hanshin REIT Inc.	125	145,496
Haseko Corp.	25,000	413,185
Hazama Ando Corp.	19,100	222,183
Heiwa Real Estate REIT Inc.	125	127,924
Hino Motors Ltd.(a)	25,000	64,821
Hirogin Holdings Inc.	25,000	237,559
Hirose Electric Co. Ltd.	2,200	284,851
Hisamitsu Pharmaceutical Co. Inc.	3,600	102,785
Hitachi Construction Machinery Co. Ltd.	7,700	236,716
Hokkaido Electric Power Co. Inc.	15,200	119,465
Hokuetsu Corp.(b)	12,500	86,596
Hokuhoku Financial Group Inc.	12,500	314,861
Hokuriku Electric Power Co.	16,200	99,223
Horiba Ltd.	2,600	193,056
Hoshino Resorts REIT Inc.	54	102,259
Hoshizaki Corp.	8,800	338,332
Hosiden Corp.	12,500	194,155
House Foods Group Inc.	5,700	109,710
Hulic REIT Inc.	125	140,991
Hyakugo Bank Ltd. (The)	25,000	139,993
Ibiden Co. Ltd.	9,400	451,430
Ichibanya Co. Ltd.	37,900	249,993
Ichigo Inc.	37,500	110,393
Ichigo Office REIT Investment Corp.	151	98,888
IDOM Inc.	12,500	84,962
Iida Group Holdings Co. Ltd.	17,000	266,651
Iino Kaiun Kaisha Ltd.	12,500	101,282
Inaba Denki Sangyo Co. Ltd.	4,400	123,726
Inabata & Co. Ltd.	3,800	89,026
Industrial & Infrastructure Fund Investment Corp.	207	182,340
Infomart Corp.	25,000	62,579
Infroneer Holdings Inc.	19,200	191,617
Internet Initiative Japan Inc.	12,500	235,212
Invincible Investment Corp.	625	283,253
Isetan Mitsukoshi Holdings Ltd.	25,900	430,866
Ito En Ltd.	3,900	89,558
Itoham Yonekyu Holdings Inc.	2,300	88,256
Iwatani Corp.	16,500	179,792
Iyogin Holdings Inc., NVS	25,000	345,132
J Front Retailing Co. Ltd.	25,000	387,066
JAC Recruitment Co. Ltd.	12,500	92,864
Japan Airport Terminal Co. Ltd.	4,300	147,370
Japan Aviation Electronics Industry Ltd.	6,800	115,947
Japan Elevator Service Holdings Co. Ltd.	6,100	159,776
Japan Excellent Inc.	125	124,443
Japan Hotel REIT Investment Corp.	500	293,482
Security	Shares	Value
Japan (continued)
Japan Lifeline Co. Ltd.	12,500	$122,494
Japan Logistics Fund Inc.	250	166,482
Japan Material Co. Ltd.	12,500	125,303
Japan Metropolitan Fund Invest	657	500,137
Japan Petroleum Exploration Co. Ltd.	17,200	141,092
Japan Prime Realty Investment Corp.	140	98,458
Japan Pulp & Paper Co. Ltd.	17,500	82,306
Japan Real Estate Investment Corp.	489	425,054
Japan Securities Finance Co. Ltd.	12,500	155,329
Japan Steel Works Ltd. (The)	5,400	324,633
Jeol Ltd.	2,700	84,459
JGC Holdings Corp.	18,200	173,355
Joyful Honda Co. Ltd.	12,500	180,738
JTEKT Corp.	12,500	122,114
Juroku Financial Group Inc.	3,000	110,169
JVCKenwood Corp.	12,500	104,327
JX Advanced Metals Corp.	41,500	382,061
Kadokawa Corp.	6,900	158,507
Kagome Co. Ltd.	12,500	244,183
Kakaku.com Inc.	12,700	236,094
Kamigumi Co. Ltd.	3,700	110,982
Kanadevia Corp.	20,200	134,863
Kandenko Co. Ltd.	12,500	336,879
Kanematsu Corp.	9,000	189,420
Kansai Paint Co. Ltd.	12,500	210,533
KDX Realty Investment Corp.	375	431,122
Keihan Holdings Co. Ltd.	6,600	144,014
Keikyu Corp.	13,800	145,193
Keio Corp.	7,200	180,876
Keisei Electric Railway Co. Ltd.	32,800	301,823
Keiyo Bank Ltd. (The)	25,000	204,061
Kewpie Corp.	6,800	191,130
Kinden Corp.	12,500	445,851
Kintetsu Group Holdings Co. Ltd.	12,500	250,786
Kitz Corp.	26,600	270,084
Kiyo Bank Ltd. (The)	4,700	91,990
Kobayashi Pharmaceutical Co. Ltd.	4,100	148,044
Kobe Steel Ltd.	20,400	250,345
Koei Tecmo Holdings Co. Ltd.	12,500	163,908
Koito Manufacturing Co. Ltd.	12,700	180,634
Kokusai Electric Corp., NVS	14,400	273,943
Kokuyo Co. Ltd.	25,300	156,832
Konica Minolta Inc.(a)	37,500	127,409
Kose Corp.	2,100	80,927
Kotobuki Spirits Co. Ltd.	12,500	154,153
K's Holdings Corp.	12,500	127,384
Kumiai Chemical Industry Co. Ltd.	18,100	103,036
Kuraray Co. Ltd.	25,000	297,868
Kurita Water Industries Ltd.	9,400	318,094
Kusuri no Aoki Holdings Co. Ltd.	5,300	140,657
Kyoritsu Maintenance Co. Ltd.	3,600	81,842
Kyoto Financial Group Inc.	18,700	369,188
Kyudenko Corp.	3,100	149,205
Kyushu Electric Power Co. Inc.	37,500	394,474
Kyushu Financial Group Inc.	31,200	184,299
Kyushu Railway Co.	12,500	345,264
LaSalle Logiport REIT	45	43,614
Leopalace21 Corp.	37,500	176,452
Lifenet Insurance Co.(a)(b)	10,200	155,718
Lion Corp.	25,000	266,953
Lixil Corp.	18,100	235,471
Mabuchi Motor Co. Ltd.	12,500	213,900
27
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Macnica Holdings Inc.	12,500	$170,061
Makino Milling Machine Co. Ltd.	1,800	140,570
Mani Inc.	12,500	104,473
Maruha Nichiro Corp.	5,800	129,579
Marui Group Co. Ltd.	12,500	268,677
Maruichi Steel Tube Ltd.	4,000	103,029
Maruwa Co. Ltd./Aichi	600	161,898
Matsui Securities Co. Ltd.	32,400	170,756
Mazda Motor Corp.	50,000	333,593
McDonald's Holdings Co. Japan Ltd.	7,200	320,227
MCJ Co. Ltd.	17,900	172,630
Mebuki Financial Group Inc.	87,500	537,874
Medipal Holdings Corp.	16,200	287,038
Meidensha Corp.	2,300	90,362
Meiko Electronics Co. Ltd.	1,400	91,156
MEITEC Group Holdings Inc.	5,400	119,660
Menicon Co. Ltd.	12,500	101,564
Mercari Inc.(a)	12,500	210,631
Metaplanet Inc.(a)	36,800	214,446
Mirai Corp.	500	162,824
Mirait One Corp.	12,500	240,408
MISUMI Group Inc.	25,000	379,161
Mitsubishi Estate Logistics REIT Investment Corp.	126	104,354
Mitsubishi Gas Chemical Co. Inc.	13,200	238,157
Mitsubishi Logistics Corp.	25,000	207,318
Mitsubishi Materials Corp.	1,600	27,412
Mitsubishi Motors Corp.	62,500	170,253
Mitsui Chemicals Inc.	16,900	413,803
Mitsui E&S Co. Ltd.	7,200	221,785
Mitsui Fudosan Accommodations Fund Inc.	199	167,038
Mitsui Fudosan Logistics Park Inc.	250	186,225
Mitsui High-Tec Inc.	12,500	71,618
Mitsui Mining & Smelting Co. Ltd.	4,500	317,296
Mitsui-Soko Holdings Co. Ltd.	3,900	110,565
Miura Co. Ltd.	7,300	139,735
Mizuho Leasing Co. Ltd.	7,600	65,787
Modec Inc.	3,300	176,437
Monex Group Inc.	20,400	117,540
Money Forward Inc.(a)	3,400	148,039
Mori Hills REIT Investment Corp.	54	52,208
Mori Trust REIT Inc.	186	94,572
Morinaga & Co. Ltd./Japan	3,200	58,069
Morinaga Milk Industry Co. Ltd.	7,300	163,843
Musashino Bank Ltd. (The)	4,200	109,157
Nabtesco Corp.	12,500	262,867
Nagase & Co. Ltd.	6,500	138,977
Nagoya Railroad Co. Ltd.	7,100	81,079
Nakanishi Inc.	6,500	92,491
Nankai Electric Railway Co. Ltd.	5,400	96,694
Nanto Bank Ltd. (The)	2,700	90,424
NGK Insulators Ltd.	16,200	255,699
NH Foods Ltd.	6,400	241,827
NHK Spring Co. Ltd.	17,300	216,202
Nichias Corp.	4,100	157,850
Nichicon Corp.	12,500	116,234
Nichirei Corp.	19,600	226,072
Nifco Inc./Japan	6,100	175,113
Nihon Kohden Corp.	13,300	147,963
Nihon M&A Center Holdings Inc.	25,000	127,255
Nihon Parkerizing Co. Ltd.	29,900	287,300
Nikkon Holdings Co. Ltd.	12,500	269,754
Nikon Corp.	25,000	280,642
Security	Shares	Value
Japan (continued)
Nippn Corp., New	7,000	$108,057
Nippon Electric Glass Co. Ltd.	6,300	191,850
Nippon Express Holdings Inc.	17,700	387,223
Nippon Gas Co. Ltd.	12,500	240,131
Nippon Kayaku Co. Ltd.	12,500	121,122
Nippon Light Metal Holdings Co. Ltd.	15,800	219,915
Nippon Paper Industries Co. Ltd.	12,500	102,671
Nippon Prologis REIT Inc.	503	292,269
Nippon REIT Investment Corp.	207	138,318
Nippon Shokubai Co. Ltd.	12,500	157,152
Nippon Television Holdings Inc.	3,600	94,244
Nipro Corp.	12,500	127,510
Nishi-Nippon Financial Holdings Inc.	12,500	209,011
Nishi-Nippon Railroad Co. Ltd.	12,500	189,177
Nissan Chemical Corp.	9,700	342,186
Nissan Shatai Co. Ltd.	12,500	96,295
Nisshin Oillio Group Ltd. (The)	2,400	84,340
Nisshin Seifun Group Inc.	7,300	88,762
Nisshinbo Holdings Inc.	12,500	97,943
Nissui Corp.	10,700	72,664
Niterra Co. Ltd.	12,500	445,256
NOF Corp.	20,100	373,335
Nojima Corp.	5,400	121,241
NOK Corp.	12,500	217,558
Nomura Co. Ltd.	14,600	102,606
Nomura Real Estate Holdings Inc.	62,500	386,175
Nomura Real Estate Master Fund Inc.	288	315,247
North Pacific Bank Ltd.	25,000	117,237
NS Solutions Corp.	5,100	120,791
NSD Co. Ltd.	4,900	110,319
NSK Ltd.	37,500	196,792
NTN Corp.	50,000	110,872
NTT UD REIT Investment Corp.	180	166,497
Nxera Pharma Co. Ltd.(a)(b)	12,500	77,951
OBIC Business Consultants Co. Ltd.	2,400	138,930
Odakyu Electric Railway Co. Ltd.	25,000	286,059
Ogaki Kyoritsu Bank Ltd. (The)	3,600	76,200
Oji Holdings Corp.	75,800	417,723
Okamura Corp.	12,500	201,918
Okasan Securities Group Inc.	31,300	143,977
Oki Electric Industry Co. Ltd.	12,500	129,650
Okinawa Cellular Telephone Co.	2,200	75,071
Okumura Corp.	2,600	85,212
Omron Corp.	13,600	346,683
Ono Pharmaceutical Co. Ltd.	30,200	340,150
Onward Holdings Co. Ltd.	25,000	108,688
Open House Group Co. Ltd.	5,700	291,281
Open Up Group Inc.	12,500	154,831
Organo Corp.	1,900	143,531
Orix JREIT Inc.	500	333,292
Osaka Soda Co. Ltd.	12,500	160,274
OSG Corp.	12,500	171,004
PAL GROUP Holdings Co. Ltd.	3,600	126,288
Park24 Co. Ltd.	12,500	171,461
Penta-Ocean Construction Co. Ltd.	25,000	180,455
PeptiDream Inc.(a)	10,600	107,212
Persol Holdings Co. Ltd.	150,000	279,750
Pigeon Corp.	13,700	167,402
Pola Orbis Holdings Inc.	19,000	166,568
Prestige International Inc.	29,300	135,989
Rakus Co. Ltd.	12,500	221,850
Rakuten Bank Ltd., NVS(a)	7,800	438,539
Schedule of Investments
28

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Relo Group Inc.	12,500	$147,382
Rengo Co. Ltd.	18,800	117,284
Resonac Holdings Corp.	14,300	371,652
Resorttrust Inc.	25,000	319,244
Ricoh Co. Ltd.	42,800	378,310
Rigaku Holdings Corp.	12,500	69,814
Rinnai Corp.	10,700	265,137
Rohm Co. Ltd.	25,600	374,728
Rohto Pharmaceutical Co. Ltd.	15,100	257,164
Rorze Corp.	8,500	103,764
Round One Corp.	15,900	162,232
Saizeriya Co. Ltd.	2,200	79,470
Sangetsu Corp.	3,800	79,364
San-In Godo Bank Ltd. (The)	9,500	86,121
Sanken Electric Co. Ltd.(a)	1,400	77,493
Sankyo Co. Ltd.	14,500	291,878
Sankyu Inc.	3,700	205,572
Sansan Inc.(a)	7,200	93,257
Santen Pharmaceutical Co. Ltd.	32,900	348,585
Sanwa Holdings Corp.	14,400	463,619
Sapporo Holdings Ltd.	5,300	271,211
Sawai Group Holdings Co. Ltd.	12,500	158,721
SBI Sumishin Net Bank Ltd., NVS	3,700	121,348
Sega Sammy Holdings Inc.	12,500	260,071
Seibu Holdings Inc.	16,800	609,594
Seiko Epson Corp.	23,500	298,837
Seino Holdings Co. Ltd.	5,400	84,264
Sekisui House REIT Inc.	48	26,370
Senko Group Holdings Co. Ltd.	12,500	171,637
Senshu Ikeda Holdings Inc.	50,000	218,289
Septeni Holdings Co. Ltd.(b)	25,000	70,174
Seven Bank Ltd.	75,000	147,633
Sharp Corp./Japan(a)	25,000	149,789
SHIFT Inc.(a)	15,400	159,034
Shiga Bank Ltd. (The)	2,800	123,857
Shikoku Electric Power Co. Inc.	12,500	117,054
Shimamura Co. Ltd.	3,600	265,752
Shimizu Corp.	50,000	671,715
Ship Healthcare Holdings Inc.	12,500	188,917
Shizuoka Financial Group Inc., NVS	37,500	497,755
Sinfonia Technology Co. Ltd.	1,500	79,706
Sinko Industries Ltd.	12,500	106,352
SKY Perfect JSAT Holdings Inc.	25,900	245,656
Skylark Holdings Co. Ltd.	18,300	366,695
SMS Co. Ltd.	12,500	133,374
Socionext Inc.	18,200	344,908
Sojitz Corp.	19,200	505,798
SOSiLA Logistics REIT Inc.	263	214,840
Sotetsu Holdings Inc.	7,100	124,871
Square Enix Holdings Co. Ltd.	6,100	418,991
Stanley Electric Co. Ltd.	12,500	253,171
Star Asia Investment Corp.	187	77,657
Starts Corp. Inc.	2,800	94,591
Sugi Holdings Co. Ltd.	12,500	315,913
SUMCO Corp.	37,500	312,007
Sumitomo Bakelite Co. Ltd.	5,800	194,090
Sumitomo Chemical Co. Ltd.	125,000	374,952
Sumitomo Forestry Co. Ltd.	37,500	425,298
Sumitomo Heavy Industries Ltd.	6,200	137,031
Sumitomo Pharma Co. Ltd.(a)	17,600	180,467
Sumitomo Rubber Industries Ltd.	12,500	146,044
Sundrug Co. Ltd.	7,000	220,496
Security	Shares	Value
Japan (continued)
Suruga Bank Ltd.	12,500	$124,919
Suzuken Co. Ltd.	4,100	162,153
SWCC Corp.	2,200	121,617
Systena Corp.	30,000	100,703
Tadano Ltd.	13,600	95,466
Taiheiyo Cement Corp.	7,400	200,151
Taiyo Holdings Co. Ltd.	3,000	156,585
Taiyo Yuden Co. Ltd.	12,500	253,391
Takara Holdings Inc.	12,500	143,942
Takara Leben Real Estate Investment Corp.	305	195,454
Takasago Thermal Engineering Co. Ltd.	3,600	218,222
Takashimaya Co. Ltd.	25,000	220,239
Takuma Co. Ltd.	12,500	191,417
TBS Holdings Inc.	2,100	76,672
TechnoPro Holdings Inc.	7,800	254,658
Teijin Ltd.	12,500	106,325
THK Co. Ltd.	8,500	228,617
Toa Corp./Tokyo	12,500	183,100
Toagosei Co. Ltd.	19,800	206,290
Tobu Railway Co. Ltd.	13,100	237,775
Tocalo Co. Ltd.	13,000	186,192
Toda Corp.	12,500	88,670
Toei Animation Co. Ltd.	5,400	114,817
Toho Bank Ltd. (The)	50,000	134,043
Toho Gas Co. Ltd.	5,900	179,091
Toho Holdings Co. Ltd.	3,600	133,013
Tohoku Electric Power Co. Inc.	37,500	288,019
Tokai Carbon Co. Ltd.	14,700	100,938
TOKAI Holdings Corp.	30,100	214,271
Tokai Tokyo Financial Holdings Inc.	69,100	272,330
Tokuyama Corp.	5,600	127,629
Tokyo Century Corp.	12,500	156,271
Tokyo Electric Power Co. Holdings Inc.(a)	124,600	631,513
Tokyo Kiraboshi Financial Group Inc.	2,000	94,985
Tokyo Ohka Kogyo Co. Ltd.	7,600	241,396
Tokyo Seimitsu Co. Ltd.	2,900	162,032
Tokyo Steel Manufacturing Co. Ltd.	12,500	140,610
Tokyo Tatemono Co. Ltd.	18,100	340,235
Tokyu Construction Co. Ltd.	31,600	240,864
Tokyu Fudosan Holdings Corp.	47,100	377,811
Tokyu REIT Inc.	125	170,734
TOMONY Holdings Inc.	41,300	177,171
Tomy Co. Ltd.	6,400	146,249
Topcon Corp.	8,300	184,453
Toridoll Holdings Corp.	3,500	117,449
Tosoh Corp.	25,000	394,110
TOTO Ltd.	12,500	322,785
Towa Corp.	6,900	80,364
Toyo Seikan Group Holdings Ltd.	12,500	303,739
Toyo Suisan Kaisha Ltd.	7,400	509,013
Toyo Tire Corp.	12,500	317,573
Toyobo Co. Ltd.	20,700	152,330
Toyota Boshoku Corp.	12,500	203,880
TS Tech Co. Ltd.	19,500	245,213
Tsubakimoto Chain Co.	5,100	76,130
Tsumura & Co.	4,000	96,192
Tsuruha Holdings Inc.	17,500	269,988
UACJ Corp.	2,400	102,440
UBE Corp.	12,500	197,336
Ulvac Inc.	2,400	96,785
U-Next Holdings Co. Ltd.	6,700	94,434
United Super Markets Holdings Inc.	15,900	103,869
29
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
United Urban Investment Corp.	250	$301,336
Ushio Inc.	12,500	181,829
USS Co. Ltd.	37,500	454,287
Visional Inc.(a)	1,800	143,255
Wacoal Holdings Corp.	2,500	92,558
Wacom Co. Ltd.	25,000	122,502
Welcia Holdings Co. Ltd.	12,500	220,391
Yamada Holdings Co. Ltd.	5,600	17,658
Yamaguchi Financial Group Inc.	8,700	104,032
Yamaha Corp.	37,500	246,740
Yamato Holdings Co. Ltd.	18,800	317,202
Yamato Kogyo Co. Ltd.	3,400	222,674
Yamazaki Baking Co. Ltd.	12,500	290,077
Yaoko Co. Ltd.	1,500	93,393
Yaskawa Electric Corp.	18,200	360,320
Yodogawa Steel Works Ltd.	9,000	83,645
Yokohama Rubber Co. Ltd. (The)	12,500	459,944
Yonex Co. Ltd.	5,100	144,167
Yoshinoya Holdings Co. Ltd.	6,100	131,710
Zenkoku Hosho Co. Ltd.	11,600	265,272
Zeon Corp.	12,500	143,528
		94,243,539
Netherlands — 0.5%
Aalberts NV	7,875	275,886
Allfunds Group PLC	24,250	170,183
AMG Critical Materials NV	3,250	99,923
Arcadis NV	5,750	265,290
Basic-Fit NV(a)(c)	3,875	113,424
Corbion NV	4,125	83,181
Eurocommercial Properties NV	3,500	111,101
Expro Group Holdings NV(a)	8,125	101,319
Flow Traders Ltd.(a)	3,503	103,803
Fugro NV	9,250	127,574
Just Eat Takeaway.com NV(a)(c)	12,430	293,561
Koninklijke BAM Groep NV	21,375	190,531
Koninklijke Heijmans NV	2,000	137,478
Koninklijke Vopak NV	4,625	223,648
Newamsterdam Pharma Co. NV(a)	3,375	81,169
OCI NV	8,625	49,282
Pharming Group NV(a)	59,500	87,499
SBM Offshore NV	10,500	287,064
Signify NV(c)	10,898	287,786
TKH Group NV	3,250	131,616
TomTom NV(a)(b)	7,625	46,986
Van Lanschot Kempen NV	2,250	137,494
Wereldhave NV	4,125	89,726
		3,495,524
New Zealand — 0.2%
Air New Zealand Ltd.	158,125	55,039
EBOS Group Ltd.	15,263	293,634
Fletcher Building Ltd.(a)	85,375	158,637
Goodman Property Trust	85,625	103,555
Kiwi Property Group Ltd.	183,125	112,356
Mercury NZ Ltd.	57,000	220,594
Ryman Healthcare Ltd.(a)	72,625	102,163
Spark New Zealand Ltd.	146,500	222,983
		1,268,961
Norway — 0.8%
Aker ASA, Class A	1,750	127,703
Aker Solutions ASA	29,661	91,906
Atea ASA	6,250	87,046
Security	Shares	Value
Norway (continued)
Austevoll Seafood ASA	8,882	$82,387
AutoStore Holdings Ltd.(a)(c)	95,375	80,223
Bakkafrost P/F	4,000	173,760
BlueNord ASA	1,875	91,865
BW LPG Ltd.(c)	7,625	119,012
Cadeler AS(a)	18,125	95,197
DNO ASA	45,500	69,323
DOF Group ASA	11,750	114,631
Elkem ASA(c)	27,125	69,060
Elopak ASA	13,000	60,848
Entra ASA(a)(c)	5,500	66,533
Europris ASA(c)	12,625	122,143
Frontline PLC	11,500	236,261
Hoegh Autoliners ASA	9,625	110,614
Kitron ASA	15,875	92,252
Leroy Seafood Group ASA	19,250	94,320
MPC Container Ships ASA	38,375	68,549
Norconsult Norge A/S	24,133	110,796
Nordic Semiconductor ASA(a)	14,625	242,124
Norwegian Air Shuttle ASA	71,375	120,968
Odfjell Drilling Ltd.	9,000	72,624
Protector Forsikring ASA	4,381	211,769
Scatec ASA(a)(c)	10,125	106,578
SpareBank 1 Nord Norge	9,750	132,932
SpareBank 1 Oestlandet	5,625	104,825
SpareBank 1 SMN	5,507	105,179
SpareBank 1 Sor-Norge ASA	13,042	229,012
Stolt-Nielsen Ltd.	2,250	73,142
Storebrand ASA	33,750	519,307
Subsea 7 SA	17,875	373,881
TGS ASA	15,625	119,459
TOMRA Systems ASA	17,625	268,287
Vend Marketplaces ASA	6,007	232,556
Vend Marketplaces ASA, Class B	8,000	292,077
Wallenius Wilhelmsen ASA	8,375	78,375
Wilh Wilhelmsen Holding ASA, Class A	1,500	76,849
		5,524,373
Portugal — 0.1%
Altri SGPS SA(b)	7,875	46,341
CTT-Correios de Portugal SA	7,250	62,256
Navigator Co. SA (The)	20,125	78,090
NOS SGPS SA	16,375	74,837
REN - Redes Energeticas Nacionais SGPS SA	31,750	111,065
Sonae SGPS SA	68,125	101,856
		474,445
Puerto Rico — 0.1%
EVERTEC Inc.	4,279	152,675
First BanCorp./Puerto Rico	11,073	246,153
Liberty Latin America Ltd., Class C, NVS(a)	10,500	86,520
OFG Bancorp.	3,504	156,804
		642,152
Singapore — 0.7%
AIMS APAC REIT	50,000	52,575
Bitdeer Technologies Group, Class A(a)(b)	8,250	117,892
CapitaLand Ascott Trust	225,000	155,066
CapitaLand China Trust	125,000	73,046
Capitaland India Trust	112,500	103,448
CDL Hospitality Trusts(b)	100,000	61,926
City Developments Ltd.	37,500	198,746
ComfortDelGro Corp. Ltd.	187,500	211,833
Digital Core REIT Management Pte. Ltd.	87,500	44,612
Schedule of Investments
30

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Singapore (continued)
ESR-REIT	28,080	$59,943
Far East Hospitality Trust	100,000	45,963
First Resources Ltd.	37,500	49,968
Frasers Centrepoint Trust	125,000	227,030
Frasers Logistics & Commercial Trust	250,000	177,206
Golden Agri-Resources Ltd.(b)	500,000	109,224
Hafnia Ltd.	24,375	149,064
Hutchison Port Holdings Trust, Class U	437,500	94,063
iFAST Corp. Ltd.	12,500	82,288
Keppel DC REIT	125,000	229,827
Keppel Infrastructure Trust	237,500	82,369
Keppel REIT	212,500	161,379
Lendlease Global Commercial REIT	349,800	163,603
Mapletree Industrial Trust(b)	150,000	240,735
Mapletree Logistics Trust(b)	250,000	237,526
Mapletree Pan Asia Commercial Trust(b)	200,000	215,105
Olam Group Ltd.	87,500	68,876
Parkway Life REIT	37,500	123,334
Raffles Medical Group Ltd.	75,000	59,043
Riverstone Holdings Ltd.(b)	87,500	49,100
SATS Ltd.	75,000	193,399
Seatrium Ltd.	187,500	341,562
Sheng Siong Group Ltd.	62,500	98,881
SIA Engineering Co. Ltd.	37,500	91,770
Singapore Post Ltd.(b)	137,500	49,808
Starhill Global REIT	100,000	42,480
StarHub Ltd.	50,000	43,644
Stoneweg Europe Stapled Trust, NVS	37,500	68,000
Suntec REIT	150,000	154,376
UMS Integration Ltd.	75,000	80,656
UOL Group Ltd.	37,500	217,730
Venture Corp. Ltd.	7,600	80,429
Yangzijiang Financial Holding Ltd.	275,000	224,987
		5,332,512
Spain — 0.5%
Acerinox SA	14,875	183,524
Aedas Homes SA(c)	750	18,569
Almirall SA	11,898	155,596
Atresmedia Corp. de Medios de Comunicacion SA	9,339	56,963
CIE Automotive SA	3,375	106,514
Construcciones y Auxiliar de Ferrocarriles SA	1,750	105,949
Distribuidora Internacional de Alimentacion SA(a)	1,519	44,871
eDreams ODIGEO SA(a)	8,250	82,946
Enagas SA	13,790	214,810
Ence Energia y Celulosa SA	14,250	46,940
Fluidra SA	7,625	217,411
Gestamp Automocion SA(c)	18,625	75,317
Grenergy Renovables SA(a)	1,250	95,617
Indra Sistemas SA	6,375	257,465
Inmobiliaria Colonial SOCIMI SA	13,019	85,947
Laboratorios Farmaceuticos Rovi SA	1,750	118,949
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	43,754	68,285
Logista Integral SA	4,750	155,690
Melia Hotels International SA	10,000	93,004
Merlin Properties SOCIMI SA	31,375	467,770
Neinor Homes SA(c)	3,550	70,732
Pharma Mar SA	1,000	95,310
Prosegur Cash SA(c)	23,625	19,624
Prosegur Cia. de Seguridad SA	10,875	33,768
Sacyr SA	28,982	122,322
Solaria Energia y Medio Ambiente SA(a)	7,500	121,493
Security	Shares	Value
Spain (continued)
Tecnicas Reunidas SA(a)	4,625	$122,806
Unicaja Banco SA(c)	81,750	226,677
Vidrala SA	1,750	188,795
Viscofan SA	3,181	222,848
		3,876,512
Sweden — 1.8%
AAK AB	14,375	413,713
AcadeMedia AB(c)	6,875	67,395
AddLife AB, Class B	9,375	175,633
Addnode Group AB, Class B	9,875	118,040
AFRY AB	7,875	124,444
Alimak Group AB(c)	5,500	91,524
Alleima AB	15,000	110,861
Ambea AB(c)	6,375	85,934
AQ Group AB	4,750	97,588
Arjo AB, Class B	18,750	68,561
Asmodee Group AB, Class B(a)	10,250	124,148
Atrium Ljungberg AB, Class B	24,375	81,202
Attendo AB(c)	8,875	61,993
Avanza Bank Holding AB	10,000	377,943
Axfood AB	8,625	272,056
Betsson AB, Class B	9,879	167,211
Better Collective A/S(a)	3,875	48,394
Bilia AB, Class A	5,625	69,356
Billerud Aktiebolag	17,875	170,796
BioArctic AB, Class B(a)(b)(c)	2,875	92,090
BioGaia AB, Class B	7,699	85,443
BoneSupport Holding AB(a)(c)	4,125	135,437
Boozt AB(a)(c)	5,750	55,893
Bravida Holding AB(c)	16,250	159,263
Bufab AB	10,625	105,346
Bure Equity AB	4,500	134,864
Camurus AB(a)	2,875	219,463
Castellum AB	31,250	354,402
Catena AB	3,625	166,572
Cibus Nordic Real Estate AB publ	5,000	90,047
Clas Ohlson AB, Class B	3,500	123,780
Cloetta AB, Class B	17,342	59,455
Creades AB, Class A	17,788	147,262
Dios Fastigheter AB	11,375	77,200
Dometic Group AB(c)	24,250	135,717
Dynavox Group AB(a)	6,739	89,537
Electrolux AB, Class B(a)	15,450	91,794
Electrolux Professional AB, Class B	18,875	122,598
Elekta AB, Class B	27,913	138,798
Embracer Group AB, Class B(a)	9,500	84,946
Engcon AB	4,125	33,316
Fabege AB	19,292	166,126
Getinge AB, Class B	18,125	397,144
Granges AB	8,500	124,683
Hemnet Group AB	6,875	178,966
Hexatronic Group AB(a)(b)	17,875	43,610
Hexpol AB	21,000	189,116
HMS Networks AB(a)	2,625	127,637
Hufvudstaden AB, Class A	8,875	115,691
Husqvarna AB, Class B	25,568	145,131
Instalco AB	22,000	58,092
INVISIO AB	2,875	94,643
Inwido AB	4,125	79,883
JM AB	5,625	81,337
Kinnevik AB, Class B(a)	19,375	173,956
Lindab International AB	6,000	133,298
31
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Sweden (continued)
Loomis AB, Class B	5,625	$249,397
Medicover AB, Class B	5,250	147,047
MEKO AB	4,000	34,574
Millicom International Cellular SA	8,250	398,557
MIPS AB	2,125	90,167
Modern Times Group MTG AB, Class B(a)	6,564	67,888
Munters Group AB(c)	10,250	140,134
Mycronic AB	12,500	280,243
NCAB Group AB(a)	14,125	73,478
NCC AB, Class B	6,625	136,003
New Wave Group AB, Class B	7,000	78,161
Nolato AB, Class B	15,375	94,338
Nordnet AB publ	11,000	320,254
Norion Bank AB(a)	7,250	53,118
NP3 Fastigheter AB	7,992	213,216
Nyfosa AB	13,250	114,912
Pandox AB, Class B	8,500	153,846
Paradox Interactive AB	3,420	62,603
Peab AB, Class B	13,500	105,328
Platzer Fastigheter Holding AB, Class B	5,875	42,397
Polestar Automotive Holding U.K. PLC, Class A(a)(b)	42,375	58,054
Ratos AB, Class B	20,250	75,409
Rusta AB	6,000	46,981
Samhallsbyggnadsbolaget i Norden AB(a)	118,000	59,642
Scandic Hotels Group AB(c)	12,125	112,527
Sdiptech AB, Class B(a)	2,875	57,137
Sectra AB, Class B	10,875	381,214
Sinch AB(a)(c)	53,625	167,716
SkiStar AB	3,375	56,017
SSAB AB, Class A	17,625	102,588
SSAB AB, Class B	50,125	284,476
Storskogen Group AB, Class B	110,500	115,156
Surgical Science Sweden AB(a)	3,625	36,948
Svolder AB, Class B	33,582	191,395
Sweco AB, Class B	15,875	267,955
Synsam AB	10,375	64,706
Thule Group AB(c)	8,625	241,901
Troax Group AB	3,500	52,202
Truecaller AB, Class B	21,400	101,457
VBG Group AB, Class B	1,625	51,302
Vimian Group AB(a)(b)	18,590	61,219
Vitec Software Group AB, Class B	2,625	100,844
Vitrolife AB	5,875	84,845
Wallenstam AB, Class B	28,125	131,199
Wihlborgs Fastigheter AB	22,000	218,566
Xvivo Perfusion AB(a)	2,000	35,482
Yubico AB(a)(b)	3,750	54,173
		13,606,100
Switzerland — 1.6%
Accelleron Industries AG	7,500	645,382
Adecco Group AG, Registered	13,375	428,447
Allreal Holding AG, Registered	682	154,490
ALSO Holding AG, Registered	500	158,435
ams-OSRAM AG(a)	7,875	98,406
Arbonia AG	5,125	37,190
Aryzta AG(a)	1,756	161,753
Autoneum Holding AG	250	49,628
Bachem Holding AG	2,750	218,945
Basilea Pharmaceutica Ag Allschwil, Registered(a)	1,649	97,218
Bossard Holding AG, Class A, Registered	500	105,932
Bucher Industries AG, Registered	500	237,555
Burckhardt Compression Holding AG	250	225,109
Security	Shares	Value
Switzerland (continued)
Burkhalter Holding AG	750	$136,894
Bystronic AG, Registered	125	54,997
Cembra Money Bank AG	2,375	269,406
Clariant AG, Registered	17,125	175,949
Comet Holding AG, Registered	625	133,897
COSMO Pharmaceuticals NV	875	68,829
Daetwyler Holding AG, Bearer	625	105,683
DKSH Holding AG	2,875	211,440
dormakaba Holding AG	250	232,598
Dottikon Es Holding AG(a)	375	133,719
EFG International AG	7,500	149,088
Emmi AG, Registered	125	116,611
Flughafen Zurich AG, Registered	1,417	432,955
Forbo Holding AG, Registered	125	123,943
Galenica AG(c)	4,168	446,532
Georg Fischer AG	6,250	499,802
Hiag Immobilien Holding AG	583	77,108
Huber + Suhner AG, Registered	1,125	170,252
Implenia AG, Registered	1,250	99,753
Inficon Holding AG	1,250	148,510
Interroll Holding AG, Registered	34	95,431
Intershop Holding AG	500	96,413
Kardex Holding AG, Registered	500	209,152
Komax Holding AG, Registered(a)	375	40,050
Kuros Biosciences AG(a)	2,387	74,105
Landis+Gyr Group AG	2,000	160,421
LEM Holding SA, Registered(a)	37	24,217
Medacta Group SA(c)	500	91,032
Mobilezone Holding AG, Registered	3,875	52,731
Mobimo Holding AG, Registered	625	246,927
Montana Aerospace AG(a)(c)	2,750	87,016
OC Oerlikon Corp. AG Pfaffikon, Registered	16,875	62,121
PSP Swiss Property AG, Registered	3,824	636,159
R&S Group Holding AG	2,041	93,872
Schweiter Technologies AG	125	49,189
Sensirion Holding AG(a)(c)	875	72,363
SFS Group AG	1,375	189,193
Siegfried Holding AG	3,077	322,942
SKAN Group AG	1,000	76,808
Softwareone Holding AG	11,410	98,483
Softwareone Holding AG(a)	2,137	18,359
Stadler Rail AG	4,375	116,448
Sulzer AG, Registered	1,500	281,091
Sunrise Communications AG, Class A	5,250	329,784
Swissquote Group Holding SA, Registered	875	573,797
Tecan Group AG, Registered	1,125	232,327
Temenos AG, Registered	4,082	362,963
TX Group AG	295	72,199
u-blox Holding AG(a)	625	105,906
Valiant Holding AG, Registered	1,190	196,634
Vetropack Holding AG, Class A, Registered	1,500	48,778
Vontobel Holding AG, Registered	2,375	181,171
Ypsomed Holding AG, Registered	375	184,044
Zehnder Group AG, Registered	875	78,277
		11,966,859
United Kingdom — 4.8%
4imprint Group PLC	2,250	102,410
AB Dynamics PLC	1,500	28,890
Aberdeen Group PLC	150,875	397,107
Advanced Medical Solutions Group PLC	18,500	50,591
AG Barr PLC	8,875	81,857
Airtel Africa PLC(c)	73,000	218,779
Schedule of Investments
32

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
AJ Bell PLC	26,250	$181,216
Alfa Financial Software Holdings PLC(c)	25,515	76,904
Alpha Group International PLC	2,378	134,237
Alphawave IP Group PLC(a)	36,625	90,067
AO World PLC(a)	34,500	40,242
Ashmore Group PLC	36,750	88,614
Ashtead Technology Holdings PLC	7,250	36,306
Atalaya Mining Copper SA	11,000	79,988
Auction Technology Group PLC(a)	9,500	43,336
B&M European Value Retail SA	77,799	253,046
Babcock International Group PLC	21,000	288,307
Balfour Beatty PLC	41,000	328,971
Baltic Classifieds Group PLC	36,500	162,800
Beazley PLC	50,750	537,251
Bellway PLC	9,375	295,326
Berkeley Group Holdings PLC	8,000	389,316
Big Yellow Group PLC	15,375	189,240
Bodycote PLC	14,500	122,685
Breedon Group PLC	21,875	108,626
Bridgepoint Group PLC(c)	19,625	89,337
British Land Co. PLC (The)	78,069	354,487
Burberry Group PLC(a)	28,500	494,776
Bytes Technology Group PLC	18,125	98,833
C&C Group PLC	34,000	78,766
Capri Holdings Ltd.(a)	9,875	203,326
Carnival PLC(a)	11,625	339,027
Chemring Group PLC	21,750	157,850
Chesnara PLC	37,421	142,883
Clarkson PLC	2,500	118,088
Coats Group PLC	126,875	131,593
Computacenter PLC	5,750	178,708
Conduit Holdings Ltd.	12,252	49,671
Convatec Group PLC(c)	130,250	416,409
Craneware PLC	2,375	68,695
Cranswick PLC	4,250	292,937
Crest Nicholson Holdings PLC	23,625	48,020
Croda International PLC	8,106	274,601
Currys PLC	81,125	123,142
CVS Group PLC	5,750	95,467
Deliveroo PLC(a)(c)	80,250	193,521
Derwent London PLC	8,250	189,920
Diploma PLC	10,625	775,635
DiscoverIE Group PLC	8,625	70,645
Diversified Energy Co. PLC	5,000	81,463
Domino's Pizza Group PLC	28,250	74,676
Dowlais Group PLC	107,125	112,961
Dr. Martens PLC	61,375	75,198
Drax Group PLC	29,250	256,923
Dunelm Group PLC	10,500	170,302
easyJet PLC	24,125	159,996
Elementis PLC	47,000	103,278
Empiric Student Property PLC	63,500	77,501
Endeavour Mining PLC	15,500	532,161
Energean PLC	12,375	159,650
Fevertree Drinks PLC	8,375	91,787
Firstgroup PLC	43,625	130,663
Frasers Group PLC(a)	9,000	82,228
Future PLC	8,375	82,186
Games Workshop Group PLC	2,625	548,023
Gamma Communications PLC	7,250	103,478
Gates Industrial Corp. PLC(a)	21,255	543,278
GB Group PLC	20,125	60,030
Security	Shares	Value
United Kingdom (continued)
Genuit Group PLC	19,750	$89,999
Genus PLC	4,875	171,848
GlobalData PLC	25,500	46,184
Grafton Group PLC	14,125	166,862
Grainger PLC	56,000	147,252
Great Portland Estates PLC	27,375	113,035
Greencore Group PLC	30,875	104,118
Greggs PLC	8,625	183,950
Hammerson PLC	37,125	144,087
Harbour Energy PLC	45,750	141,138
Hays PLC	126,500	106,578
Helios Towers PLC(a)	58,500	103,737
Hill & Smith PLC	6,375	182,346
Hilton Food Group PLC	5,250	58,967
Hiscox Ltd.	27,000	476,019
Hochschild Mining PLC	28,258	107,527
Hollywood Bowl Group PLC	13,750	46,926
Howden Joinery Group PLC	43,625	493,571
Hunting PLC	14,000	62,160
Ibstock PLC(c)	36,875	68,879
ICG PLC	23,125	681,903
IG Group Holdings PLC	28,875	441,115
IMI PLC	17,761	545,785
Inchcape PLC	28,125	253,748
Indivior PLC(a)	7,040	170,931
Indivior PLC(a)	610	14,811
IntegraFin Holdings PLC	33,757	159,397
International Workplace Group PLC	60,375	165,444
Investec PLC	50,250	367,436
IP Group PLC(a)	101,125	82,145
ITV PLC	269,125	296,873
J D Wetherspoon PLC	7,875	73,899
JET2 PLC	8,054	177,362
John Wood Group PLC(a)(e)	25,696	5,764
Johnson Matthey PLC	13,781	355,909
Johnson Service Group PLC	36,375	68,372
JTC PLC(c)	12,750	199,298
Judges Scientific PLC	500	44,603
Jupiter Fund Management PLC	57,875	97,936
Just Group PLC	82,500	235,287
Kainos Group PLC	7,875	75,173
Keller Group PLC	5,500	99,230
Kier Group PLC	42,000	107,789
Kiniksa Pharmaceuticals International PLC, Class A(a)(b)	3,625	121,401
Lancashire Holdings Ltd.	19,375	160,004
Lion Finance Group PLC	3,250	322,184
LivaNova PLC(a)	4,625	260,711
LondonMetric Property PLC	125,282	312,037
Man Group PLC/Jersey	94,500	208,815
Marshalls PLC	21,750	52,504
Me Group International PLC	20,500	55,389
Metro Bank Holdings PLC(a)	50,000	79,744
Mitchells & Butlers PLC(a)	23,500	81,789
Mitie Group PLC	95,250	180,289
Molten Ventures PLC(a)	16,500	79,794
MONY Group PLC	40,500	109,437
Moonpig Group PLC	25,875	69,596
Morgan Advanced Materials PLC	25,625	73,079
Morgan Sindall Group PLC	3,625	204,556
NCC Group PLC	26,500	51,999
Ninety One PLC	33,500	85,893
33
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United Kingdom (continued)
Noble Corp. PLC	10,250	$295,405
Ocado Group PLC(a)	43,000	195,696
OSB Group PLC	29,294	208,804
Oxford Instruments PLC	4,625	115,130
Oxford Nanopore Technologies PLC(a)	51,750	126,801
Pagegroup PLC	24,750	79,326
Pan African Resources PLC	161,250	137,742
Paragon Banking Group PLC	21,527	252,843
Penno Group PLC	38,878	248,744
Persimmon PLC	25,375	364,591
Pets at Home Group PLC	34,625	104,802
Playtech PLC	21,250	117,615
Plus500 Ltd.	6,286	257,589
Polar Capital Holdings PLC	9,125	56,681
Premier Foods PLC	47,875	122,039
Primary Health Properties PLC	102,190	127,157
PRS REIT PLC (The)	41,500	56,441
QinetiQ Group PLC	39,382	253,157
Quilter PLC(c)	111,500	247,154
Raspberry PI Holdings PLC(a)	8,125	46,412
Rathbones Group PLC	3,750	93,277
Renew Holdings PLC	7,125	77,114
Renishaw PLC	3,125	136,427
RHI Magnesita NV	1,625	44,848
Rightmove PLC	63,169	633,904
Rotork PLC	67,250	312,945
RS Group PLC	37,625	287,422
Safestore Holdings PLC	17,375	148,003
Savills PLC	10,875	133,758
Senior PLC	36,125	97,922
Serco Group PLC	85,375	252,018
Serica Energy PLC	28,000	68,202
Shaftesbury Capital PLC	125,000	246,828
SigmaRoc PLC(a)	79,750	123,970
Sirius Real Estate Ltd.	120,000	164,787
Softcat PLC	9,875	215,006
Spectris PLC	7,875	430,897
Spire Healthcare Group PLC(c)	23,125	67,896
Spirent Communications PLC	46,000	121,859
SSP Group PLC	63,625	132,347
St. James's Place PLC	43,250	741,634
Supermarket Income REIT PLC	99,000	104,958
Target Healthcare REIT PLC	49,250	63,652
Tate & Lyle PLC	30,375	218,411
Taylor Wimpey PLC	281,250	363,852
TBC Bank Group PLC	3,875	229,192
Telecom Plus PLC	5,375	131,494
TP ICAP Group PLC	61,500	230,866
Trainline PLC(a)(c)	35,750	130,635
Travis Perkins PLC	16,186	130,209
Tritax Big Box REIT PLC	120,838	226,950
Tronox Holdings PLC	10,625	45,475
Trustpilot Group PLC(a)(c)	27,875	77,622
TUI AG(a)	36,250	371,667
UNITE Group PLC (The)	24,408	230,387
Vesuvius PLC	16,250	82,100
Victrex PLC	6,875	66,351
Vistry Group PLC(a)	26,375	217,811
Volex PLC	10,500	49,335
Volution Group PLC	15,750	134,538
Watches of Switzerland Group PLC(a)(c)	18,125	79,995
Weir Group PLC (The)	20,625	686,894
Security	Shares	Value
United Kingdom (continued)
WH Smith PLC	9,909	$92,447
Workspace Group PLC	12,625	68,256
XPS Pensions Group PLC	14,875	69,966
Yellow Cake PLC(a)(c)	17,250	120,442
YouGov PLC	11,750	55,108
Zigup PLC	14,500	61,636
		35,288,287
United States — 59.7%
10X Genomics Inc., Class A(a)	8,250	115,583
1st Source Corp.	2,500	161,050
89bio Inc.(a)	9,875	89,171
A O Smith Corp.	9,125	650,521
A10 Networks Inc.	6,262	110,900
AAON Inc.	5,500	456,225
AAR Corp.(a)	3,018	228,342
Abercrombie & Fitch Co., Class A(a)	3,932	367,760
ABM Industries Inc.	5,000	245,850
Academy Sports & Outdoors Inc.	5,625	301,219
Acadia Healthcare Co. Inc.(a)	7,045	161,753
Acadia Pharmaceuticals Inc.(a)	8,625	224,164
Acadia Realty Trust	11,875	237,619
Acadian Asset Management Inc.	2,908	148,221
Accel Entertainment Inc., Class A(a)	5,875	68,091
ACI Worldwide Inc.(a)	8,375	413,306
ACM Research Inc., Class A(a)	4,125	116,407
Acuity Inc.	2,500	816,175
Acuren Corp.(a)	5,321	59,968
Acushnet Holdings Corp.	2,625	201,206
ACV Auctions Inc., Class A(a)	12,875	150,122
AdaptHealth Corp., Class A(a)	8,375	79,479
Adaptive Biotechnologies Corp.(a)	10,000	131,800
Addus HomeCare Corp.(a)	1,560	179,665
Adeia Inc.	8,625	129,720
Adient PLC(a)(b)	4,397	109,046
ADMA Biologics Inc.(a)	19,167	330,822
ADT Inc.	28,000	243,880
Adtalem Global Education Inc.(a)	3,125	409,219
ADTRAN Holdings Inc. (a)	7,375	69,178
Advance Auto Parts Inc.	4,777	291,349
Advanced Drainage Systems Inc.	5,875	845,824
Advanced Energy Industries Inc.	3,125	467,750
AdvanSix Inc.	2,500	53,650
AeroVironment Inc.(a)(b)	2,517	607,478
AES Corp. (The)	56,500	765,010
Affiliated Managers Group Inc.	2,297	516,412
AGCO Corp.	5,125	554,474
agilon health Inc.(a)	24,750	31,680
Agilysys Inc.(a)(b)	2,125	231,880
Agios Pharmaceuticals Inc.(a)(b)	4,416	166,527
AGNC Investment Corp.	70,375	686,860
Agree Realty Corp.	8,250	600,105
Air Lease Corp., Class A	8,625	519,311
Akero Therapeutics Inc.(a)	4,160	194,397
Alamo Group Inc.	875	185,027
Alarm.com Holdings Inc.(a)	3,648	213,882
Alaska Air Group Inc.(a)	2,625	164,797
Albany International Corp., Class A	2,750	174,652
Albemarle Corp.	9,090	771,923
Alcoa Corp.	21,107	679,434
Alexander's Inc.	250	57,585
Alight Inc., Class A	36,750	142,590
Alignment Healthcare Inc.(a)	9,250	151,330
Schedule of Investments
34

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Alkami Technology Inc.(a)(b)	5,250	$134,400
Alkermes PLC(a)	12,250	354,882
Allegiant Travel Co.(a)	500	31,330
Allegro MicroSystems Inc.(a)	10,250	316,212
ALLETE Inc.	3,791	243,193
Allison Transmission Holdings Inc.	6,875	600,256
Ally Financial Inc.	21,420	879,291
Alpha & Omega Semiconductor Ltd.(a)	2,625	75,521
Alpha Metallurgical Resources Inc.(a)	1,125	167,839
Alphatec Holdings Inc.(a)(b)	8,500	135,150
Altice USA Inc., Class A(a)	20,875	48,848
Amalgamated Financial Corp.	3,375	97,504
A-Mark Precious Metals Inc.	1,875	43,894
Ambarella Inc.(a)	3,750	309,300
AMC Entertainment Holdings Inc., Class A(a)	30,250	85,003
Amentum Holdings Inc.(a)	11,106	277,095
Amerant Bancorp Inc., Class A	5,250	112,875
Ameresco Inc., Class A(a)	4,000	101,720
American Airlines Group Inc.(a)(b)	13,000	173,810
American Assets Trust Inc.	10,563	220,767
American Eagle Outfitters Inc.	14,521	187,902
American Healthcare REIT Inc.	12,940	553,703
American States Water Co.	2,665	198,622
American Superconductor Corp.(a)	3,375	168,412
American Woodmark Corp.(a)	1,250	80,713
Americold Realty Trust Inc.	21,297	307,529
Ameris Bancorp.	5,064	371,090
AMERISAFE Inc.	2,750	126,995
Amicus Therapeutics Inc.(a)	17,750	134,723
Amkor Technology Inc.	10,500	253,995
AMN Healthcare Services Inc.(a)	3,125	64,938
Amneal Pharmaceuticals Inc.(a)	14,500	138,620
Amphastar Pharmaceuticals Inc.(a)	3,959	121,225
Amplitude Inc., Class A(a)	6,750	77,153
AnaptysBio Inc.(a)(b)	1,750	35,578
Anavex Life Sciences Corp.(a)(b)	7,625	73,505
Andersons Inc. (The)	3,125	127,813
ANI Pharmaceuticals Inc.(a)(b)	1,750	163,625
Antero Midstream Corp.	31,092	553,127
Antero Resources Corp.(a)	23,500	750,120
APA Corp.	29,375	682,087
Apellis Pharmaceuticals Inc.(a)	5,500	151,635
API Group Corp.(a)	27,218	971,138
Apogee Enterprises Inc.	2,125	93,447
Apogee Therapeutics Inc.(a)	2,125	77,286
Apollo Commercial Real Estate Finance Inc.	11,500	121,785
Appfolio Inc., Class A(a)	1,750	485,415
Appian Corp., Class A(a)	2,750	84,645
Apple Hospitality REIT Inc.	18,125	236,712
Applied Digital Corp.(a)(b)	17,286	276,230
Applied Industrial Technologies Inc.	3,085	813,144
Applied Optoelectronics Inc.(a)(b)	4,250	102,850
AptarGroup Inc.	4,782	665,989
Aramark	20,000	782,200
Arbor Realty Trust Inc.	3,786	45,205
ArcBest Corp.	1,875	138,300
Arcellx Inc.(a)	2,750	190,822
Archer Aviation Inc., Class A(a)(b)	42,578	381,073
Archrock Inc.	12,875	318,785
Arcosa Inc.	4,000	395,800
Arcus Biosciences Inc.(a)	6,625	70,159
Arcutis Biotherapeutics Inc.(a)	8,375	129,980
Security	Shares	Value
United States (continued)
Ardelyx Inc.(a)	19,000	$120,840
Argan Inc.	1,125	256,747
Arhaus Inc., Class A(a)	5,125	60,116
Aris Water Solution Inc., Class A	2,250	54,608
Arlo Technologies Inc.(a)(b)	8,875	154,514
Armada Hoffler Properties Inc.	7,375	53,690
ARMOUR Residential REIT Inc.	13,467	206,180
Armstrong World Industries Inc.	3,559	696,745
Array Digital Infrastructure Inc.	1,250	67,288
Array Technologies Inc.(a)(b)	13,625	122,761
ArriVent Biopharma Inc.(a)(b)	1,625	31,070
Arrow Electronics Inc.(a)	4,250	536,902
Arrowhead Pharmaceuticals Inc.(a)	8,875	195,516
ARS Pharmaceuticals Inc.(a)(b)	3,750	43,575
Artisan Partners Asset Management Inc., Class A	4,564	213,550
Artivion Inc.(a)	3,000	131,790
Arvinas Inc.(a)	5,250	40,583
Asana Inc., Class A(a)(b)	7,000	102,200
Asbury Automotive Group Inc.(a)	1,500	377,310
ASGN Inc.(a)	3,625	196,656
Ashland Inc.	3,750	210,562
Aspen Aerogels Inc.(a)	7,000	47,880
Associated Banc-Corp.	11,586	312,474
Assurant Inc.	3,926	846,485
Assured Guaranty Ltd.	2,839	233,366
AST SpaceMobile Inc., Class A(a)(b)	14,770	722,844
Astec Industries Inc.	2,000	92,580
Astera Labs Inc.(a)	10,450	1,903,990
Astrana Health Inc.(a)	3,625	115,855
Astronics Corp.(a)	2,500	90,925
ATI Inc.(a)	11,213	869,456
Atkore Inc.	3,000	174,570
Atlanta Braves Holdings Inc.(a)	510	24,228
Atlanta Braves Holdings Inc., Class C, NVS(a)	3,388	152,392
Atlantic Union Bankshares Corp.	9,348	334,004
Atlanticus Holdings Corp.(a)	750	50,025
Atlas Energy Solutions Inc.	4,625	54,159
Atmus Filtration Technologies Inc.	6,625	294,945
AtriCure Inc.(a)	3,875	143,336
Aurora Innovation Inc., Class A(a)(b)	76,500	430,695
Autoliv Inc.	5,759	714,519
AutoNation Inc.(a)	2,125	465,545
Avadel Pharmaceuticals PLC(a)(b)	8,375	123,615
Avanos Medical Inc.(a)	4,250	50,745
Avantor Inc.(a)	50,498	680,208
Aveanna Healthcare Holdings Inc.(a)(b)	5,250	42,000
AvePoint Inc.(a)	12,391	202,717
Avidity Biosciences Inc.(a)	7,000	326,060
AvidXchange Holdings Inc.(a)	14,375	142,887
Avient Corp.	7,250	271,150
Avis Budget Group Inc.(a)	1,426	225,636
Avista Corp.	6,375	232,942
Avnet Inc.	7,125	388,811
Axalta Coating Systems Ltd.(a)	17,059	533,264
Axcelis Technologies Inc.(a)	2,625	210,105
Axis Capital Holdings Ltd.	5,508	542,979
Axogen Inc.(a)	3,875	62,543
Axos Financial Inc.(a)	4,184	381,623
Axsome Therapeutics Inc.(a)	2,625	318,360
Azenta Inc.(a)	3,375	103,073
AZZ Inc.	2,625	296,336
Badger Meter Inc.	2,375	434,435
35
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Balchem Corp.	2,625	$425,486
Baldwin Insurance Group Inc. (The), Class A(a)	6,212	196,734
Banc of California Inc.	11,386	192,651
BancFirst Corp.	981	130,444
Bancorp Inc. (The)(a)	3,299	251,516
Bank First Corp.	1,250	162,400
Bank of Hawaii Corp.	3,060	208,447
Bank OZK	8,500	445,995
BankUnited Inc.	5,107	200,143
Banner Corp.	2,381	159,598
Bar Harbor Bankshares	3,125	100,844
Barrett Business Services Inc.	2,000	97,600
Bath & Body Works Inc.	16,625	485,616
Beam Therapeutics Inc.(a)(b)	7,125	116,565
Beazer Homes USA Inc.(a)	2,750	69,190
Bel Fuse Inc., Class B, NVS	1,000	134,560
Belden Inc.	3,375	439,425
BellRing Brands Inc.(a)	10,250	420,762
Benchmark Electronics Inc.	3,500	142,065
Berkshire Hills Bancorp Inc.	3,148	82,257
BGC Group Inc.	26,144	256,473
BigBear.ai Holdings Inc.(a)(b)	22,975	116,483
BILL Holdings Inc.(a)	7,750	359,755
BioCryst Pharmaceuticals Inc.(a)	15,625	129,844
Biohaven Ltd.(a)	7,500	115,425
BioLife Solutions Inc.(a)	3,125	78,281
Bio-Rad Laboratories Inc., Class A(a)	1,509	449,501
Bio-Techne Corp.	12,257	669,600
BJ's Restaurants Inc.(a)	2,000	67,120
BJ's Wholesale Club Holdings Inc.(a)	10,500	1,025,640
BKV Corp.(a)	2,125	49,534
Black Hills Corp.	4,517	270,162
Blackbaud Inc.(a)	3,500	233,485
BlackLine Inc.(a)	4,625	251,461
Blackstone Mortgage Trust Inc., Class A	13,000	254,280
Blend Labs Inc., Class A(a)	19,750	71,495
Bloom Energy Corp., Class A(a)	16,875	893,362
Bloomin' Brands Inc.	7,875	57,881
Blue Bird Corp.(a)	3,000	175,170
Blue Owl Capital Inc., Class A	50,049	926,907
BlueLinx Holdings Inc.(a)(b)	875	72,284
Boise Cascade Co.	3,125	271,875
BOK Financial Corp.	1,266	141,045
Boot Barn Holdings Inc.(a)	2,500	444,425
BorgWarner Inc.	15,380	657,649
Boston Beer Co. Inc. (The), Class A(a)	750	165,817
Bowhead Specialty Holdings Inc.(a)	2,375	73,768
Box Inc., Class A(a)	11,375	371,166
Boyd Gaming Corp.	4,017	344,900
Brady Corp., Class A, NVS	3,625	283,040
Brandywine Realty Trust	17,000	72,420
Braze Inc., Class A(a)	6,125	169,662
Bridgebio Pharma Inc.(a)	12,556	649,899
Bright Horizons Family Solutions Inc.(a)	4,441	524,216
Brighthouse Financial Inc.(a)	4,526	213,899
BrightSpire Capital Inc., Class A	12,250	71,050
BrightSpring Health Services Inc.(a)	6,500	153,985
BrightView Holdings Inc.(a)	5,875	84,600
Brinker International Inc.(a)	3,625	565,427
Brink's Co. (The)	3,625	406,145
Brixmor Property Group Inc.	24,000	671,760
Broadstone Net Lease Inc.	15,000	278,850
Security	Shares	Value
United States (continued)
Brookdale Senior Living Inc.(a)	18,532	$142,696
Bruker Corp.	8,375	284,582
Brunswick Corp.	4,157	264,344
Buckle Inc. (The)	2,500	141,475
Bumble Inc., Class A(a)	8,125	50,131
Burke & Herbert Financial Services Corp.	2,000	127,120
Business First Bancshares Inc.	4,500	112,545
BWX Technologies Inc.	7,065	1,144,813
Byline Bancorp Inc.	4,125	119,254
C3.ai Inc., Class A(a)(b)	9,750	164,872
Cable One Inc.	375	60,555
Cabot Corp.	4,375	356,825
CACI International Inc., Class A(a)	1,750	839,510
Cactus Inc., Class A	5,375	225,481
Cadence Bank	4,426	166,595
Cadre Holdings Inc.	2,625	80,876
Caesars Entertainment Inc.(a)	16,875	451,744
Calavo Growers Inc.	1,875	51,281
Caleres Inc.	3,250	48,750
California Resources Corp.	5,125	254,610
California Water Service Group	4,755	223,152
Calix Inc.(a)	5,125	304,681
Cal-Maine Foods Inc.	3,500	404,740
Calumet Inc.(a)	8,250	134,475
Camden National Corp.	2,625	107,336
Camping World Holdings Inc., Class A	4,500	78,795
Cannae Holdings Inc.	3,417	63,898
Cantaloupe Inc.(a)	8,875	96,471
Capital City Bank Group Inc.	2,750	120,615
CareDx Inc.(a)	4,827	65,937
CareTrust REIT Inc.	17,872	614,976
Cargurus Inc.(a)	7,000	242,200
CarMax Inc.(a)	11,816	724,912
Carpenter Technology Corp.	4,040	973,155
Cars.com Inc.(a)	5,750	75,038
Carter's Inc.	3,167	90,450
Casella Waste Systems Inc., Class A(a)(b)	5,000	492,800
Casey's General Stores Inc.	2,956	1,461,801
Cass Information Systems Inc.	1,376	59,333
Castle Biosciences Inc.(a)	2,875	69,029
Catalyst Pharmaceuticals Inc.(a)	9,250	190,457
Cathay General Bancorp.	4,514	225,294
Cava Group Inc.(a)(b)	7,173	484,536
Cavco Industries Inc.(a)(b)	625	331,556
CBIZ Inc.(a)(b)	3,625	233,957
CBL & Associates Properties Inc.	1,625	51,756
CCC Intelligent Solutions Holdings Inc.(a)	34,875	345,262
CECO Environmental Corp.(a)(b)	2,750	125,373
Celanese Corp., Class A	8,456	402,759
Celldex Therapeutics Inc.(a)	4,875	107,640
Celsius Holdings Inc.(a)	12,375	778,140
Centerspace	1,375	81,813
Central Garden & Pet Co., Class A, NVS(a)	4,750	156,892
Central Pacific Financial Corp.	1,252	39,213
Centrus Energy Corp., Class A(a)	1,215	245,102
Century Aluminum Co.(a)	6,250	139,563
Century Communities Inc.	2,250	148,230
Ceribell Inc.(a)(b)	1,375	16,266
Certara Inc.(a)	10,500	113,820
CEVA Inc.(a)	2,375	52,773
CG oncology, Inc.(a)	3,375	90,518
Champion Homes Inc.(a)	4,375	330,137
Schedule of Investments
36

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Charles River Laboratories International Inc.(a)	4,002	$653,567
Chart Industries Inc.(a)	3,500	697,760
Cheesecake Factory Inc. (The)	4,375	268,887
Chefs' Warehouse Inc. (The)(a)	3,000	189,420
Chemed Corp.	1,188	544,045
Chemours Co. (The)	13,000	200,200
Chesapeake Utilities Corp.	1,875	231,712
Chewy Inc., Class A(a)	17,785	728,474
Chimera Investment Corp.	7,250	102,733
Choice Hotels International Inc.(b)	1,508	180,327
Chord Energy Corp.	4,207	462,307
Churchill Downs Inc.	5,250	544,582
Ciena Corp.(a)	11,250	1,057,162
Cinemark Holdings Inc.(b)	9,375	241,875
Cipher Mining Inc.(a)	22,625	172,855
Cirrus Logic Inc.(a)	4,291	489,989
Civitas Resources Inc.	6,500	239,070
Clarivate PLC(a)	25,500	110,925
Clean Harbors Inc.(a)	3,703	896,904
Cleanspark Inc.(a)(b)	23,250	220,177
Clear Channel Outdoor Holdings Inc.(a)(b)	27,750	34,410
Clear Secure Inc., Class A	7,750	281,402
Clearwater Analytics Holdings Inc., Class A(a)	18,255	377,331
Clearway Energy Inc., Class A	3,000	84,570
Clearway Energy Inc., Class C	6,875	204,944
Cleveland-Cliffs Inc.(a)	37,054	398,330
Clover Health Investments Corp., Class A(a)(b)	31,000	81,220
CNO Financial Group Inc.	10,070	397,463
CNX Resources Corp.(a)(b)	11,875	346,750
Coastal Financial Corp./WA(a)	1,750	200,375
Coca-Cola Consolidated Inc.	4,514	529,221
Coeur Mining Inc.(a)	49,937	656,672
Cogent Biosciences Inc.(a)	6,875	83,050
Cogent Communications Holdings Inc.	3,750	143,362
Cognex Corp.	14,000	615,160
Cohen & Steers Inc.	1,919	141,737
Coherent Corp.(a)	12,500	1,130,875
Cohu Inc.(a)	4,375	87,063
Collegium Pharmaceutical Inc.(a)	3,500	135,800
Columbia Banking System Inc.	19,125	511,976
Columbia Financial Inc.(a)(b)	6,125	92,059
Columbia Sportswear Co.	2,500	139,300
Comerica Inc.	10,586	747,160
Comfort Systems USA Inc.	2,875	2,022,217
Commerce Bancshares Inc.	9,074	562,044
Commercial Metals Co.	9,000	519,030
CommScope Holding Co. Inc.(a)	17,500	280,700
Community Bank System Inc.	4,071	243,812
Community Healthcare Trust Inc.	3,250	50,083
Community Trust Bancorp. Inc.	2,250	131,445
CommVault Systems Inc.(a)	3,500	653,257
Compass Diversified Holdings	7,750	58,125
Compass Inc., Class A(a)	36,625	332,555
Compass Minerals International Inc.(a)	4,000	76,200
CompoSecure Inc., Class A(a)	3,750	71,700
Comstock Resources Inc.(a)	7,000	112,910
Conagra Brands Inc.	34,754	664,844
Concentra Group Holdings Parent Inc.	9,875	235,025
Concentrix Corp.	3,254	171,681
Confluent Inc., Class A(a)	19,875	394,717
CONMED Corp.	2,500	135,900
ConnectOne Bancorp. Inc.	5,125	131,200
Security	Shares	Value
United States (continued)
Construction Partners Inc., Class A(a)(b)	3,750	$449,625
COPT Defense Properties	5,222	150,289
Corcept Therapeutics Inc.(a)(b)	7,625	531,615
Core & Main Inc., Class A(a)	15,375	995,070
Core Laboratories Inc.	4,250	48,918
Core Natural Resources Inc.	4,375	324,887
Core Scientific Inc.(a)(b)	21,378	306,774
CoreCivic Inc.(a)	9,625	195,195
CorMedix Inc.(a)(b)	5,875	87,126
Corsair Gaming Inc.(a)	5,000	44,650
CorVel Corp.(a)	2,250	200,362
Coty Inc., Class A(a)	38,125	163,175
Couchbase Inc.(a)(b)	4,250	103,658
Coursera Inc.(a)	11,250	129,375
Cousins Properties Inc.	13,375	394,429
Covenant Logistics Group Inc., Class A	1,875	45,244
CRA International Inc.	625	121,100
Cracker Barrel Old Country Store Inc.	1,875	112,163
Crane Co.	3,875	718,037
Crane NXT Co.	4,125	246,386
Crawford & Co., Class A, NVS	2,059	22,320
Credit Acceptance Corp.(a)	442	227,511
Credo Technology Group Holding Ltd.(a)	11,971	1,473,091
Crescent Energy Co., Class A	14,125	134,753
Crinetics Pharmaceuticals Inc.(a)(b)	6,625	205,309
CRISPR Therapeutics AG(a)(b)	6,500	336,895
Crocs Inc.(a)	4,657	406,090
CSG Systems International Inc.	2,375	152,380
CSW Industrials Inc.	1,375	376,117
CTS Corp.	2,875	122,159
CubeSmart	19,350	791,802
Cullen/Frost Bankers Inc.	4,825	622,570
Curbline Properties Corp.	9,750	219,667
Curtiss-Wright Corp.	3,000	1,434,450
Custom Truck One Source Inc.(a)	9,000	55,260
Customers Bancorp Inc.(a)	1,947	139,580
CVB Financial Corp.	11,138	224,208
CVR Energy Inc.	3,375	102,904
Cytokinetics Inc.(a)	8,875	313,554
Daily Journal Corp.(a)(b)	125	58,400
Daktronics Inc.(a)	4,125	71,569
Dana Inc.	10,375	209,160
Darling Ingredients Inc.(a)	12,625	428,745
Dave & Buster's Entertainment Inc.(a)	3,250	83,428
Dave Inc.(a)	705	150,320
Day One Biopharmaceuticals Inc.(a)	5,500	41,305
Dayforce Inc.(a)	12,267	855,869
Delek U.S. Holdings Inc.	6,213	172,162
Deluxe Corp.	4,250	83,555
Denali Therapeutics Inc.(a)	10,250	156,517
Dentsply Sirona Inc.	15,302	218,819
Diebold Nixdorf Inc.(a)	1,722	105,231
Digi International Inc.(a)	3,000	104,160
DigitalBridge Group Inc.	14,875	169,724
DigitalOcean Holdings Inc.(a)(b)	5,625	183,487
Dillard's Inc., Class A	279	148,674
Diodes Inc.(a)	4,375	238,153
Disc Medicine Inc.(a)	2,432	145,057
Distribution Solutions Group Inc.(a)	1,000	32,210
Diversified Healthcare Trust	19,750	75,248
DNOW Inc.(a)	8,625	138,000
Dolby Laboratories Inc., Class A	4,875	349,440
37
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Donaldson Co. Inc.	7,767	$618,797
Donegal Group Inc., Class A	3,875	69,324
Donnelley Financial Solutions Inc.(a)	2,282	129,549
Dorian LPG Ltd.	4,375	139,913
Dorman Products Inc.(a)	2,125	343,804
DoubleVerify Holdings Inc.(a)	12,125	197,274
Douglas Dynamics Inc.	2,250	75,758
Douglas Emmett Inc.	3,461	56,103
Doximity Inc., Class A(a)	9,490	644,751
Dream Finders Homes Inc., Class A(a)(b)	2,750	76,423
Driven Brands Holdings Inc.(a)	5,750	105,915
Dropbox Inc., Class A(a)	18,125	526,712
DT Midstream Inc.(a)	8,266	861,152
Ducommun Inc.(a)	1,125	102,623
Duolingo Inc.(a)	2,769	824,774
Dutch Bros. Inc., Class A(a)	9,301	668,091
D-Wave Quantum Inc.(a)(b)	22,559	352,372
DXC Technology Co.(a)	14,375	207,719
DXP Enterprises Inc./TX(a)	1,500	187,320
Dycom Industries Inc.(a)	2,375	599,616
Dynavax Technologies Corp.(a)	9,375	94,875
Dyne Therapeutics Inc.(a)	6,396	86,282
Dynex Capital Inc.	7,125	89,918
Eagle Materials Inc.	2,750	634,975
East West Bancorp. Inc.	11,135	1,170,734
Easterly Government Properties Inc., Class A	3,142	71,920
Eastern Bankshares Inc.	11,844	202,651
EastGroup Properties Inc.	4,000	678,240
Eastman Chemical Co.	9,677	680,680
EchoStar Corp., Class A(a)	11,500	710,585
Ecovyst Inc.(a)	10,250	93,173
Edgewell Personal Care Co.	4,250	102,085
Edgewise Therapeutics Inc.(a)	4,125	59,194
Elanco Animal Health Inc.(a)	40,125	736,294
Elastic NV(a)	7,088	602,905
Element Solutions Inc.	18,250	469,390
elf Beauty Inc.(a)	4,524	565,500
Ellington Financial Inc.	8,250	112,530
Embecta Corp.	5,125	74,210
Empire State Realty Trust Inc., Class A	11,250	86,063
Employers Holdings Inc.	1,721	74,450
Encompass Health Corp.	7,887	960,321
Encore Capital Group Inc.(a)	2,250	94,140
Energizer Holdings Inc.	5,250	144,690
Energy Recovery Inc.(a)(b)	5,284	75,086
Enerpac Tool Group Corp., Class A	4,750	201,115
EnerSys	3,250	333,612
Enliven Therapeutics Inc.(a)(b)	2,500	50,675
Ennis Inc.	2,750	50,243
Enova International Inc.(a)	1,443	175,036
Enovis Corp.(a)(b)	3,253	100,518
Enovix Corp.(a)(b)	14,604	140,490
Enphase Energy Inc.(a)	10,750	405,275
Enpro Inc.	1,750	382,847
Ensign Group Inc. (The)	4,500	773,010
Enterprise Financial Services Corp.	3,750	229,650
Enviri Corp.(a)	7,500	84,750
Envista Holdings Corp.(a)(b)	13,625	288,577
Eos Energy Enterprises Inc.(a)(b)	19,375	133,688
EPAM Systems Inc.(a)	4,387	773,691
ePlus Inc.	2,250	162,832
EPR Properties	6,125	332,281
Security	Shares	Value
United States (continued)
Equity Bancshares Inc., Class A	2,625	$106,391
Esab Corp.	4,625	533,586
ESCO Technologies Inc.	2,125	426,934
Esquire Financial Holdings Inc.	1,375	134,888
Essent Group Ltd.	8,154	511,582
Essential Properties Realty Trust Inc.	13,875	434,565
Ethan Allen Interiors Inc.	3,156	93,134
Etsy Inc.(a)	8,875	470,464
Euronet Worldwide Inc.(a)(b)	3,375	314,516
Eve Holding Inc.(a)	7,000	27,510
Evercore Inc., Class A	2,875	924,456
EverQuote Inc., Class A(a)	2,500	58,125
Everus Construction Group Inc.(a)	3,875	303,955
Evolent Health Inc., Class A(a)	8,000	77,200
Evolus Inc.(a)	5,000	38,150
Evolv Technologies Holdings Inc.(a)	14,000	115,360
Exact Sciences Corp.(a)	14,569	690,862
Excelerate Energy Inc., Class A	2,252	54,994
Exelixis Inc.(a)	20,375	762,432
ExlService Holdings Inc.(a)	12,750	558,195
eXp World Holdings Inc.	7,875	85,286
Exponent Inc.	4,125	294,442
Extreme Networks Inc.(a)	10,500	224,490
EZCORP Inc., Class A, NVS(a)	5,375	89,601
Fabrinet(a)(b)	3,000	993,870
Farmers National Banc Corp.	7,125	108,158
Farmland Partners Inc.	5,125	56,478
Fastly Inc., Class A(a)	12,125	92,271
FB Financial Corp.	3,875	208,010
Federal Agricultural Mortgage Corp., Class C, NVS	750	157,177
Federal Realty Investment Trust	6,171	620,494
Federal Signal Corp.	4,875	599,576
Federated Hermes Inc., NVS	6,414	340,583
Figs Inc., Class A(a)	11,250	79,313
First Advantage Corp.(a)	6,125	100,205
First American Financial Corp.	8,125	536,250
First Bancorp./Southern Pines NC	2,323	126,813
First Busey Corp.	6,309	155,832
First Community Bankshares Inc.	2,750	104,445
First Financial Bancorp.	5,953	157,635
First Financial Bankshares Inc.	8,828	328,137
First Financial Corp.	2,000	118,000
First Hawaiian Inc.	9,382	243,463
First Horizon Corp.	42,913	969,834
First Industrial Realty Trust Inc.	10,625	558,875
First Interstate BancSystem Inc., Class A	5,875	192,230
First Merchants Corp.	6,125	254,310
First Mid Bancshares Inc.	3,250	131,430
First Watch Restaurant Group Inc.(a)(b)	4,375	82,425
FirstCash Holdings Inc.	3,250	478,627
Firstsun Capital Bancorp(a)	1,750	66,518
Five Below Inc.(a)	4,387	636,554
Five Star Bancorp.	3,125	102,406
Five9 Inc.(a)	6,625	178,345
Flagstar Financial Inc.	23,877	306,103
Flex Ltd.(a)	31,125	1,668,922
Floor & Decor Holdings Inc., Class A(a)	8,500	696,320
Flowers Foods Inc.	11,784	177,231
Flowserve Corp.	10,625	570,137
Fluence Energy Inc.(a)(b)	7,125	52,725
Fluor Corp.(a)	13,996	574,116
Flywire Corp.(a)(b)	11,199	147,267
Schedule of Investments
38

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
FMC Corp.	9,875	$386,112
FNB Corp.	33,000	550,770
Foot Locker Inc.(a)	7,000	172,900
Forestar Group Inc.(a)	2,250	62,258
FormFactor Inc.(a)	7,125	207,979
Fortune Brands Innovations Inc.	9,394	549,737
Forward Air Corp.(a)(b)	2,500	75,075
Four Corners Property Trust Inc.	3,158	81,761
Fox Factory Holding Corp.(a)	3,500	101,255
Franklin BSP Realty Trust Inc.	7,375	85,181
Franklin Electric Co. Inc.	2,186	213,922
Franklin Resources Inc.	22,401	574,810
Freedom Holding Corp./NV(a)	1,638	279,967
Fresh Del Monte Produce Inc.	4,406	159,850
Freshpet Inc.(a)(b)	3,750	209,325
Freshworks Inc., Class A(a)	15,875	213,836
frontdoor Inc.(a)	6,125	372,094
Frontier Communications Parent Inc.(a)	19,806	734,406
Frontier Group Holdings Inc.(a)	6,750	33,075
FRP Holdings Inc.(a)	3,646	93,702
FTAI Aviation Ltd.	8,166	1,256,339
FTAI Infrastructure Inc.	10,375	49,800
FTI Consulting Inc.(a)	2,875	484,840
fuboTV Inc.(a)(b)	27,500	97,075
Fulgent Genetics Inc.(a)	2,625	58,196
Fulton Financial Corp.	11,734	230,690
Galaxy Digital Inc., Class A(a)(b)	12,932	303,773
GameStop Corp., Class A(a)(b)	33,625	753,536
Gannett Co. Inc.(a)	14,500	59,595
Gap Inc. (The)	19,500	429,195
Garrett Motion Inc.	8,125	105,544
GATX Corp.	2,750	462,852
GCI Liberty Inc., Class C, NVS(a)	1,896	69,469
Genco Shipping & Trading Ltd.	5,635	94,893
GeneDx Holdings Corp., Class A(a)(b)	1,500	194,235
Generac Holdings Inc.(a)	4,750	879,937
Gentex Corp.	14,837	415,584
Gentherm Inc.(a)	2,750	101,118
Genworth Financial Inc., Class A(a)	28,231	241,940
GEO Group Inc. (The)(a)	11,375	235,917
German American Bancorp. Inc.	1,538	64,258
Geron Corp.(a)	45,375	63,525
Getty Realty Corp.	4,875	139,376
Gibraltar Industries Inc.(a)	2,875	179,946
G-III Apparel Group Ltd.(a)	4,007	108,189
Gitlab Inc., Class A(a)(b)	12,070	579,601
Glacier Bancorp. Inc.	8,502	417,873
Glaukos Corp.(a)	4,375	419,212
Global Business Travel Group I(a)	9,000	75,060
Global Industrial Co.	2,375	88,659
Global Medical REIT Inc.	7,125	53,438
Global Net Lease Inc.	15,625	122,969
Globalstar Inc.(a)(b)	4,125	123,461
Globe Life Inc.	6,569	919,332
Globus Medical Inc., Class A(a)	9,000	551,430
GMS Inc.(a)	2,825	310,552
Gogo Inc.(a)	7,000	76,860
Golden Entertainment Inc.	2,250	55,958
GoodRx Holdings Inc., Class A(a)	10,750	46,763
Goodyear Tire & Rubber Co. (The)(a)	23,375	198,220
Goosehead Insurance Inc., Class A	2,273	192,546
Gorman-Rupp Co. (The)	2,000	85,540
Security	Shares	Value
United States (continued)
Graham Holdings Co., Class B	277	$300,836
GRAIL Inc.(a)(b)	2,750	90,173
Grand Canyon Education Inc.(a)	2,378	479,333
Granite Construction Inc.	3,500	377,125
Granite Ridge Resources Inc.	6,125	34,055
Graphic Packaging Holding Co.	22,004	490,029
Great Lakes Dredge & Dock Corp.(a)	6,875	80,163
Great Southern Bancorp. Inc.	1,750	110,758
Green Brick Partners Inc.(a)	2,750	192,060
Greenbrier Companies Inc. (The)	2,500	116,575
Greif Inc., Class A, NVS	2,042	133,363
Greif Inc., Class B	875	59,745
Grid Dynamics Holdings Inc.(a)	5,500	45,595
Griffon Corp.	3,250	247,520
Grindr Inc.(a)	2,875	44,965
Grocery Outlet Holding Corp.(a)	8,213	148,737
Group 1 Automotive Inc.	1,000	464,780
Guardant Health Inc.(a)	9,148	616,758
Guess? Inc.	3,125	52,531
Guidewire Software Inc.(a)(b)	6,375	1,383,502
Gulfport Energy Corp.(a)	1,250	217,537
GXO Logistics Inc.(a)	9,500	500,175
H&R Block Inc.	10,875	547,556
HA Sustainable Infrastructure Capital Inc.	8,652	244,332
Hackett Group Inc. (The)	2,375	49,448
Haemonetics Corp.(a)	4,000	218,160
Hagerty Inc., Class A(a)	7,625	87,306
Halozyme Therapeutics Inc.(a)	10,125	740,644
Hamilton Lane Inc., Class A	3,148	485,862
Hancock Whitney Corp.	6,875	432,575
Hanesbrands Inc.(a)	29,625	186,934
Hanmi Financial Corp.	1,623	40,835
Hanover Insurance Group Inc. (The)	2,693	467,182
Harley-Davidson Inc.	9,625	280,280
Harmonic Inc.(a)	9,375	90,188
Harmony Biosciences Holdings Inc.(a)	3,538	130,517
Harrow Inc.(a)(b)	3,000	117,000
Hasbro Inc.	10,500	852,285
Hawaiian Electric Industries Inc.(a)	13,750	178,200
Hawkins Inc.	1,750	292,827
Hayward Holdings Inc.(a)	16,625	267,330
HB Fuller Co.	2,425	148,046
HBT Financial Inc.	2,875	76,159
HCI Group Inc.	662	110,362
Healthcare Realty Trust Inc., Class A	27,250	473,605
Healthcare Services Group Inc.(a)	6,625	103,416
HealthEquity Inc.(a)	6,875	614,144
HealthStream Inc.	2,375	66,690
Heartland Express Inc.	5,375	46,171
Hecla Mining Co.	51,392	437,346
Heidrick & Struggles International Inc.	2,099	106,650
Helen of Troy Ltd.(a)	1,875	46,031
Helios Technologies Inc.	2,750	149,160
Helix Energy Solutions Group Inc.(a)	11,500	75,785
Helmerich & Payne Inc.	8,500	177,565
Henry Schein Inc.(a)(b)	9,463	658,436
Herbalife Ltd.(a)(b)	10,000	97,800
Herc Holdings Inc.	2,575	336,784
Heritage Commerce Corp.	10,500	108,465
Hertz Global Holdings Inc.(a)(b)	9,875	56,584
Hess Midstream LP, Class A	10,016	412,659
Hexcel Corp.	6,377	402,708
39
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
HF Sinclair Corp.	13,044	$663,679
HighPeak Energy Inc.(b)	2,250	17,325
Highwoods Properties Inc.	8,375	264,064
Hillenbrand Inc.	6,211	157,697
Hillman Solutions Corp.(a)	15,625	154,375
Hilltop Holdings Inc.	4,171	146,319
Hilton Grand Vacations Inc.(a)	3,324	157,956
Hims & Hers Health Inc.(a)(b)	14,514	614,668
HNI Corp.	4,125	185,377
Home BancShares Inc./AR	11,327	337,092
Horace Mann Educators Corp.	3,205	147,366
Host Hotels & Resorts Inc.	51,393	884,474
Houlihan Lokey Inc., Class A	4,290	854,782
Howard Hughes Holdings Inc.(a)	3,000	228,810
Hub Group Inc., Class A	4,537	169,775
Huntington Ingalls Industries Inc.	3,125	846,219
Huntsman Corp.	8,548	95,396
Huron Consulting Group Inc.(a)(b)	1,500	205,440
Hut 8 Corp.(a)(b)	7,558	202,025
Hyster-Yale Inc.	750	28,125
I3 Verticals Inc., Class A(a)(b)	3,265	102,684
IAC Inc.(a)	5,450	199,579
Ibotta Inc., Class A(a)	888	23,923
ICF International Inc.	1,500	147,330
Ichor Holdings Ltd.(a)	3,125	52,656
ICU Medical Inc.(a)	1,875	239,362
IDACORP Inc.	4,375	547,312
Ideaya Biosciences Inc.(a)(b)	6,500	159,575
IDT Corp., Class B	2,145	137,430
IES Holdings Inc.(a)	750	261,982
ImmunityBio Inc.(a)(b)	19,375	45,338
Immunome Inc.(a)(b)	6,375	60,626
Immunovant Inc.(a)	5,750	84,468
Impinj Inc.(a)	2,214	415,059
Independence Realty Trust Inc.	17,875	323,716
Independent Bank Corp.	2,789	199,441
Independent Bank Corp./MI	571	18,780
Informatica Inc. , Class A(a)	8,250	205,672
Ingevity Corp.(a)	3,000	175,140
Ingles Markets Inc., Class A	1,375	93,074
Ingredion Inc.	5,450	705,993
Innodata Inc.(a)(b)	2,406	91,380
Innospec Inc.	2,125	186,129
Innovative Industrial Properties Inc.	2,090	118,419
Innovex International Inc.(a)	3,375	58,253
Innoviva Inc.(a)	5,302	108,320
Insight Enterprises Inc.(a)(b)	2,250	292,860
Insmed Inc.(a)	15,154	2,062,459
Insperity Inc.	2,875	158,757
Inspire Medical Systems Inc.(a)(b)	2,375	222,514
Installed Building Products Inc.	2,000	523,640
Intapp Inc.(a)	4,375	201,206
Integer Holdings Corp.(a)	1,916	206,679
Integra LifeSciences Holdings Corp.(a)	5,625	85,106
Integral Ad Science Holding Corp.(a)	8,375	75,291
Intellia Therapeutics Inc.(a)(b)	9,000	102,195
Inter Parfums Inc.	1,750	201,145
InterDigital Inc.	2,259	613,793
Interface Inc., Class A	4,625	123,580
International Bancshares Corp.	3,709	265,342
International Seaways Inc.	4,125	187,357
Interpublic Group of Companies Inc. (The)	28,893	775,488
Security	Shares	Value
United States (continued)
Intuitive Machines Inc., Class A(a)(b)	13,112	$114,992
InvenTrust Properties Corp.	5,188	154,447
Invesco Ltd.	29,030	635,467
Invesco Mortgage Capital Inc.	21,857	170,922
Ionis Pharmaceuticals Inc.(a)	11,500	490,302
IonQ Inc.(a)(b)	21,686	926,860
Iovance Biotherapeutics Inc.(a)(b)	19,250	42,928
IPG Photonics Corp.(a)	2,125	173,867
iRadimed Corp.	1,140	82,582
iRhythm Technologies Inc.(a)	2,500	424,950
Iridium Communications Inc.	8,125	202,231
Itron Inc.(a)	3,625	445,657
ITT Inc.	6,500	1,106,625
J&J Snack Foods Corp.	1,250	139,463
Jamf Holding Corp.(a)	6,000	55,920
Janus Henderson Group PLC	10,375	459,820
Janus International Group Inc.(a)	13,375	138,431
Janux Therapeutics Inc.(a)	3,375	76,680
Jazz Pharmaceuticals PLC(a)	4,625	590,844
JBG SMITH Properties	5,271	113,010
JBT Marel Corp.	4,302	616,434
Jefferies Financial Group Inc.	12,333	799,795
JetBlue Airways Corp.(a)	9,750	52,163
Joby Aviation Inc.(a)	15,500	219,325
John B Sanfilippo & Son Inc.	1,000	64,900
John Wiley & Sons Inc., Class A	3,500	142,030
Jones Lang LaSalle Inc.(a)	3,875	1,184,084
Kadant Inc.	1,000	323,280
KAR Auction Services Inc.(a)	9,375	271,125
Karman Holdings Inc.(a)	3,703	197,777
KB Home	4,538	288,390
KBR Inc.	10,750	542,445
Kemper Corp.	4,253	228,173
Kennametal Inc.	5,875	125,901
Kennedy-Wilson Holdings Inc.	11,125	97,900
Kforce Inc.	1,500	48,900
Kilroy Realty Corp.	9,125	379,509
Kimbell Royalty Partners LP	7,000	97,790
KinderCare Learning Cos. Inc.(a)	3,125	22,469
Kinetik Holdings Inc., Class A	3,537	147,953
Kinsale Capital Group Inc.	1,724	788,644
Kirby Corp.(a)	1,250	121,500
Kite Realty Group Trust	17,500	399,350
KKR Real Estate Finance Trust Inc.	6,125	58,984
Klaviyo Inc., Class A(a)	9,539	309,445
Knife River Corp.(a)	4,657	377,217
Knight-Swift Transportation Holdings Inc.	12,260	538,214
Knowles Corp.(a)	7,625	162,794
Kodiak Gas Services Inc.	4,025	144,055
Kohl's Corp.	8,875	133,658
Kontoor Brands Inc.	4,000	309,000
Korn Ferry	4,250	315,095
Kosmos Energy Ltd.(a)	52,000	93,080
Kratos Defense & Security Solutions Inc.(a)(b)	13,590	894,766
Krispy Kreme Inc.	9,125	32,394
Krystal Biotech Inc.(a)	1,750	258,475
Kulicke & Soffa Industries Inc.	4,375	164,062
Kura Oncology Inc.(a)	4,875	38,513
Kura Sushi USA Inc., Class A(a)	750	63,604
Kymera Therapeutics Inc.(a)(b)	3,125	128,750
Kyndryl Holdings Inc.(a)	18,934	601,912
Ladder Capital Corp., Class A	10,125	117,653
Schedule of Investments
40

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Lamar Advertising Co., Class A	7,033	$894,949
Lamb Weston Holdings Inc.	10,750	618,447
Landbridge Co. LLC(b)	1,502	79,831
Landstar System Inc.	2,333	308,726
Lantheus Holdings Inc.(a)	5,528	303,487
Latham Group Inc.(a)	4,375	35,131
Lattice Semiconductor Corp.(a)(b)	11,000	730,180
Laureate Education Inc.(a)	9,928	272,821
Lazard Inc., Class A	6,561	375,027
La-Z-Boy Inc.	3,375	124,774
LCI Industries	1,459	153,808
Lear Corp.	3,689	405,790
Legacy Housing Corp.(a)	1,125	31,438
Legalzoom.com Inc.(a)	8,500	94,180
Leggett & Platt Inc.	10,875	104,509
LeMaitre Vascular Inc.	1,625	154,968
Lemonade Inc.(a)	5,000	264,500
LendingClub Corp.(a)	11,000	188,980
LendingTree Inc.(a)	1,250	84,938
LENZ Therapeutics Inc.(a)	1,125	43,459
Leonardo DRS Inc.	6,625	275,997
Levi Strauss & Co., Class A	7,500	167,775
LGI Homes Inc.(a)	1,750	108,343
Liberty Broadband Corp., Class A(a)	1,250	75,838
Liberty Broadband Corp., Class C, NVS(a)	9,601	584,317
Liberty Energy Inc., Class A	13,500	151,875
Liberty Global Ltd., NVS(a)	13,000	155,350
Liberty Global Ltd., Class A(a)	11,078	130,056
Liberty Media Corp-Liberty Live, Class A(a)	1,625	153,757
Liberty Media Corp-Liberty Live, Class C, NVS(a)	3,875	377,347
Life Time Group Holdings Inc.(a)	11,069	309,046
Life360 Inc.(a)(b)	6,000	542,670
LifeStance Health Group Inc.(a)	10,875	59,595
Ligand Pharmaceuticals Inc.(a)	1,715	277,333
Light & Wonder Inc.(a)(b)	6,885	636,656
Limbach Holdings Inc.(a)(b)	1,000	114,560
Lincoln Electric Holdings Inc.	4,394	1,066,116
Lindblad Expeditions Holdings Inc.(a)	4,250	61,965
Lindsay Corp.	878	120,488
Lineage Inc.	4,756	199,324
Liquidia Corp.(a)	5,125	141,860
Liquidity Services Inc.(a)	2,250	59,828
Lithia Motors Inc., Class A	2,062	694,234
Littelfuse Inc.	2,000	519,660
Live Oak Bancshares Inc.	2,693	104,192
LiveRamp Holdings Inc.(a)	5,250	146,580
LKQ Corp.	19,578	638,634
Loar Holdings Inc.(a)(b)	2,536	179,194
Louisiana-Pacific Corp.	5,125	487,439
LSI Industries Inc.	2,750	63,058
LTC Properties Inc.	3,802	138,773
Lucid Group Inc., Class A(a)(b)	95,750	189,585
Lumen Technologies Inc.(a)	78,875	392,009
Lumentum Holdings Inc.(a)	5,625	747,056
LXP Industrial Trust	25,250	229,270
Lyft Inc., Class A(a)	35,226	571,366
M/I Homes Inc.(a)	2,056	302,767
Macerich Co. (The)	20,250	372,600
MACOM Technology Solutions Holdings Inc.(a)	5,000	640,750
Macy's Inc.	22,625	299,329
Madison Square Garden Entertainment Corp., Class A(a)	3,250	132,308
Security	Shares	Value
United States (continued)
Madison Square Garden Sports Corp.(a)	1,250	$247,300
Madrigal Pharmaceuticals Inc.(a)	1,094	479,008
Magnera Corp.(a)	3,500	43,400
Magnite Inc.(a)	11,125	288,694
Magnolia Oil & Gas Corp., Class A	14,375	357,650
Malibu Boats Inc., Class A(a)	1,875	62,250
Manhattan Associates Inc.(a)	4,686	1,009,552
MannKind Corp.(a)	22,000	100,980
ManpowerGroup Inc.	4,000	169,600
Maplebear Inc.(a)(b)	13,449	583,283
MARA Holdings Inc.(a)(b)	27,750	443,445
Marcus & Millichap Inc.	2,500	81,475
Marcus Corp. (The)	2,375	36,670
MarineMax Inc.(a)	2,000	52,700
MarketAxess Holdings Inc.	3,064	563,286
Marqeta Inc., Class A(a)	34,125	217,206
Marriott Vacations Worldwide Corp.	2,375	185,606
Marten Transport Ltd.	4,881	57,791
Marzetti Company (The)	1,625	296,725
Masimo Corp.(a)	3,625	506,449
MasTec Inc.(a)	5,000	908,450
Masterbrand Inc.(a)	10,125	128,689
Matador Resources Co.	9,142	460,391
Match Group Inc.	19,000	709,460
Materion Corp.	1,750	193,900
Matson Inc.	770	80,119
Mattel Inc.(a)	27,250	498,675
Matthews International Corp., Class A	2,750	67,568
Maximus Inc.	3,933	345,789
MaxLinear Inc.(a)	7,250	113,970
McGrath RentCorp.	2,125	258,166
MDU Resources Group Inc.	15,375	250,459
MediaAlpha Inc., Class A(a)	3,625	38,316
Medical Properties Trust Inc.	42,875	192,937
Medpace Holdings Inc.(a)	2,125	1,010,459
Mercantile Bank Corp.	2,500	123,125
Merchants Bancorp./IN	2,875	93,208
Mercury General Corp.	2,750	212,657
Mercury Systems Inc.(a)	4,375	295,531
MeridianLink Inc.(a)	3,000	59,670
Merit Medical Systems Inc.(a)	4,750	430,065
Meritage Homes Corp.	5,750	446,717
Merus NV(a)	3,764	247,822
Metallus Inc.(a)	4,125	67,774
Metrocity Bankshares Inc.	3,500	104,790
Metropolitan Bank Holding Corp.	1,750	138,933
MFA Financial Inc.	9,125	93,075
MGE Energy Inc.	3,000	255,450
MGIC Investment Corp.	16,461	458,110
MGM Resorts International(a)	16,938	672,269
MGP Ingredients Inc.	1,500	44,355
Middleby Corp. (The)(a)	4,250	581,612
Miller Industries Inc./TN	1,000	42,090
MillerKnoll Inc.	5,375	113,466
Millrose Properties Inc.	9,375	331,031
MiMedx Group Inc.(a)	9,375	66,563
Minerals Technologies Inc.	2,625	171,806
Mirion Technologies Inc., Class A(a)	17,875	366,437
Mirum Pharmaceuticals Inc.(a)	3,034	224,122
Mission Produce Inc.(a)	5,250	65,678
Mister Car Wash Inc.(a)	8,875	50,676
MKS Inc.	5,375	555,452
41
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Mobileye Global Inc., Class A(a)(b)	10,608	$148,618
Moderna Inc.(a)(b)	26,956	649,370
Modine Manufacturing Co.(a)	4,125	561,536
Mohawk Industries Inc.(a)	4,375	580,519
Monarch Casino & Resort Inc.	1,125	117,371
Montrose Environmental Group Inc.(a)	3,000	93,180
Moog Inc., Class A	2,375	465,144
MoonLake Immunotherapeutics, Class A(a)(b)	1,875	104,531
Morningstar Inc.	2,201	577,586
Mosaic Co. (The)	25,411	848,727
MP Materials Corp.(a)(b)	10,750	764,755
Mr. Cooper Group, Inc.(a)	4,934	930,207
MRC Global Inc.(a)	9,625	145,145
MSA Safety Inc.	2,682	457,549
MSC Industrial Direct Co. Inc., Class A	2,751	248,223
Mueller Industries Inc.	8,625	827,482
Mueller Water Products Inc., Class A	12,750	336,090
Murphy Oil Corp.	11,250	279,675
Murphy USA Inc.	1,464	551,196
MYR Group Inc.(a)	1,375	257,496
Myriad Genetics Inc.(a)	8,375	53,349
N-able Inc.(a)	8,000	64,480
Nabors Industries Ltd.(a)(b)	1,000	37,280
NANO Nuclear Energy Inc.(a)(b)	2,125	69,148
Napco Security Technologies Inc.	3,500	133,175
National Beverage Corp.(a)	2,887	121,398
National Fuel Gas Co.	7,000	607,180
National Health Investors Inc.	3,625	283,801
National HealthCare Corp.	1,375	156,035
National Presto Industries Inc.	645	67,609
National Storage Affiliates Trust	5,750	185,322
National Vision Holdings Inc.(a)	6,625	151,977
Natural Grocers by Vitamin Cottage Inc.	1,125	43,256
Navient Corp.	6,113	83,809
NB Bancorp Inc.	6,250	118,063
NBT Bancorp. Inc.	4,098	181,418
nCino Inc.(a)	8,375	268,921
NCR Atleos Corp.(a)	5,625	222,862
NCR Voyix Corp.(a)	11,750	154,865
Nelnet Inc., Class A	1,125	144,686
Neogen Corp.(a)	16,375	94,156
NeoGenomics Inc.(a)(b)	10,250	89,995
NerdWallet Inc., Class A(a)	4,875	50,408
NETGEAR Inc.(a)	2,929	79,581
NetScout Systems Inc.(a)	5,750	143,117
NETSTREIT Corp.	7,500	137,175
New Fortress Energy Inc., Class A(a)(b)	11,625	28,598
New Jersey Resources Corp.	7,875	372,409
New York Mortgage Trust Inc.	8,875	64,078
New York Times Co. (The), Class A	12,250	733,040
Newell Brands Inc.	34,705	205,454
Newmark Group Inc., Class A	11,250	204,862
NewMarket Corp.	642	530,908
NexPoint Residential Trust Inc.	2,125	73,334
Nexstar Media Group Inc., Class A	2,418	494,554
NextDecade Corp.(a)	14,875	159,460
Nextdoor Holdings Inc.(a)	21,375	43,819
NextNav Inc.(a)(b)	5,875	104,634
NEXTracker Inc., Class A(a)	11,625	781,897
Nicolet Bankshares Inc.	1,260	174,245
nLight Inc.(a)	3,073	88,502
NMI Holdings Inc., Class A(a)	5,546	218,235
Security	Shares	Value
United States (continued)
NNN REIT Inc.	13,767	$590,742
Northeast Bank	1,125	124,380
Northern Oil & Gas Inc.	7,500	196,200
Northfield Bancorp. Inc.	8,000	94,800
Northwest Bancshares Inc.	7,873	99,593
Northwest Natural Holding Co.	3,250	134,973
Northwestern Energy Group Inc.	5,000	287,550
Norwegian Cruise Line Holdings Ltd.(a)	34,875	866,295
NOV Inc.	31,500	418,635
Novavax Inc.(a)(b)	11,875	88,706
Novocure Ltd.(a)	8,125	100,181
NPK International Inc.(a)	8,125	84,500
Nurix Therapeutics Inc.(a)(b)	5,625	52,538
NuScale Power Corp.(a)(b)	9,199	318,745
Nuvalent Inc., Class A(a)	3,125	239,312
Nuvation Bio Inc.(a)(b)	26,375	78,334
Oceaneering International Inc.(a)	8,500	207,400
Ocular Therapeutix Inc.(a)	9,750	119,048
ODP Corp. (The)(a)	2,626	53,203
OGE Energy Corp.	16,000	714,560
O-I Glass Inc.(a)	12,250	159,127
Oklo Inc., Class A(a)(b)	8,687	639,711
Old National Bancorp./IN	28,456	651,358
Old Republic International Corp.	19,375	774,419
Old Second Bancorp. Inc.	6,625	122,298
Olin Corp.	9,250	218,855
Ollie's Bargain Outlet Holdings Inc.(a)	5,000	634,200
Olo Inc., Class A(a)	10,250	105,063
Omega Healthcare Investors Inc.	20,828	886,648
Omnicell Inc.(a)	3,750	122,213
ONE Gas Inc.	4,625	353,812
One Liberty Properties Inc.	1,625	38,821
OneMain Holdings Inc.	9,750	603,135
OneSpan Inc.	7,578	114,617
Onestream Inc., Class A(a)(b)	5,307	110,333
Onto Innovation Inc.(a)	4,000	424,000
Opendoor Technologies Inc.(a)(b)	61,625	274,231
OPKO Health Inc.(a)	36,250	50,025
Option Care Health Inc.(a)	13,750	394,350
Organon & Co.	21,125	198,997
Origin Bancorp Inc.	3,662	142,415
Ormat Technologies Inc.	4,750	436,477
Orrstown Financial Services Inc.	3,375	117,619
OrthoPediatrics Corp.(a)	1,750	37,380
Oscar Health Inc., Class A(a)(b)	14,789	246,385
Oshkosh Corp.	5,250	731,692
OSI Systems Inc.(a)(b)	1,375	316,319
Otter Tail Corp.	3,000	251,970
Ouster Inc.(a)	3,544	101,110
Outfront Media Inc.	11,750	219,490
Owens & Minor Inc.(a)	7,375	36,138
Oxford Industries Inc.	1,500	66,075
P10 Inc.	5,463	67,413
Pacific Premier Bancorp. Inc.	7,096	173,781
Pacira BioSciences Inc.(a)	4,375	116,681
PACS Group Inc.(a)	5,000	58,200
PagerDuty Inc.(a)	6,750	112,995
Palomar Holdings Inc.(a)	2,126	261,541
Papa John's International Inc.	2,625	127,864
Par Pacific Holdings Inc.(a)	5,500	190,520
PAR Technology Corp.(a)	3,125	159,937
Paramount Group Inc.(a)	16,702	120,254
Schedule of Investments
42

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Paramount Skydance Corp., Class B, NVS(a)(b)	25,148	$369,676
Park Hotels & Resorts Inc.	18,375	216,090
Park National Corp.	1,042	178,984
Parsons Corp.(a)	3,875	310,387
Pathward Financial Inc.	1,618	128,582
Patrick Industries Inc.	2,750	307,587
Patterson-UTI Energy Inc.	29,375	170,669
Paylocity Holding Corp.(a)	3,625	649,709
Paymentus Holdings Inc., Class A(a)(b)	2,625	102,191
Payoneer Global Inc.(a)	19,984	138,889
PBF Energy Inc., Class A	6,875	187,825
PC Connection Inc.	1,250	80,263
PDF Solutions Inc.(a)	3,125	63,906
Peabody Energy Corp.	9,625	167,475
Peapack-Gladstone Financial Corp.	3,125	90,656
Pediatrix Medical Group Inc.(a)	6,875	118,319
Pegasystems Inc.	7,500	406,575
Peloton Interactive Inc., Class A(a)	28,625	217,550
Penguin Solutions Inc.(a)(b)	4,250	102,553
Penn Entertainment Inc.(a)	12,500	252,875
Pennant Group Inc. (The)(a)	3,375	81,034
PennyMac Financial Services Inc.	2,625	289,012
PennyMac Mortgage Investment Trust	1,379	16,975
Penske Automotive Group Inc.	1,163	214,469
Penumbra Inc.(a)	3,000	817,920
Peoples Bancorp. Inc./OH	4,875	150,832
Perdoceo Education Corp.	4,889	160,066
Perella Weinberg Partners, Class A	4,250	94,053
Performance Food Group Co.(a)	12,500	1,267,500
Perimeter Solutions Inc.(a)	11,768	263,486
Permian Resources Corp., Class A	49,534	707,841
Perrigo Co. PLC	11,125	264,107
Phibro Animal Health Corp., Class A	2,250	83,408
Phillips Edison & Co. Inc.	6,898	242,741
Phinia Inc.	3,375	197,370
Photronics Inc.(a)	7,027	159,302
Phreesia Inc.(a)	4,375	138,513
Piedmont Realty Trust Inc.	9,875	83,641
Pilgrim's Pride Corp.	4,000	177,800
Pinnacle Financial Partners Inc.	6,359	618,222
Pinnacle West Capital Corp.	9,125	815,410
Piper Sandler Co.	1,428	476,652
PJT Partners Inc., Class A	1,778	318,262
Plains GP Holdings LP, Class A	10,587	204,329
Planet Fitness Inc., Class A(a)	6,750	707,400
Planet Labs PBC(a)	19,125	135,596
Plexus Corp.(a)	2,250	308,272
Plug Power Inc.(a)(b)	61,625	96,751
Plymouth Industrial REIT Inc.	4,125	90,750
Polaris Inc.	4,625	261,682
Popular Inc.	5,203	653,705
Portillo's Inc., Class A(a)(b)	5,625	39,825
Portland General Electric Co.	6,940	296,893
Post Holdings Inc.(a)	3,780	427,707
PotlatchDeltic Corp.	4,541	190,858
Powell Industries Inc.	875	232,890
Power Integrations Inc.	4,625	208,587
Powerfleet Inc.(a)	12,500	58,375
PRA Group Inc.(a)	3,750	64,088
Praxis Precision Medicines Inc.(a)	2,419	110,161
Preformed Line Products Co.	250	47,768
Premier Inc., Class A	5,964	154,468
Security	Shares	Value
United States (continued)
Prestige Consumer Healthcare Inc.(a)	4,000	$272,160
PriceSmart Inc.	2,500	268,150
Primerica Inc.	2,750	740,685
Primo Brands Corp., Class A	21,284	534,441
Primoris Services Corp.	4,375	518,656
Privia Health Group Inc.(a)	8,375	192,960
ProAssurance Corp.(a)	3,377	80,406
PROCEPT BioRobotics Corp.(a)(b)	4,125	165,701
Procore Technologies Inc.(a)	9,176	637,824
PROG Holdings Inc.	4,165	146,775
Progress Software Corp.	3,625	167,801
Progyny Inc.(a)	6,572	155,559
ProPetro Holding Corp.(a)	8,875	45,263
PROS Holdings Inc.(a)	3,750	58,125
Prosperity Bancshares Inc.	5,912	408,697
Protagonist Therapeutics Inc.(a)	3,875	228,819
Proto Labs Inc.(a)	2,250	112,073
Provident Financial Services Inc.	5,744	113,961
PTC Therapeutics Inc.(a)	5,175	255,283
PubMatic Inc., Class A(a)	4,375	37,931
PureCycle Technologies Inc.(a)(b)	10,375	148,259
Pursuit Attractions & Hospitality Inc.(a)	2,000	74,600
PVH Corp.	4,330	365,106
Q2 Holdings Inc.(a)	4,875	383,809
QCR Holdings Inc.	2,125	166,557
Qorvo Inc.(a)	7,250	657,575
Quaker Chemical Corp.	1,250	181,337
Qualys Inc.(a)	3,000	407,430
Quanex Building Products Corp.	4,000	85,080
Quantum Computing Inc.(a)(b)	10,349	163,307
QuantumScape Corp., Class A(a)(b)	30,875	244,839
QuidelOrtho Corp.(a)	5,625	161,381
QuinStreet Inc.(a)	4,250	66,640
QXO Inc.(a)	42,409	853,693
Radian Group Inc.	9,344	325,919
RadNet Inc.(a)	5,500	394,680
Ralliant Corp.(a)	8,790	367,510
Ralph Lauren Corp., Class A	3,285	975,415
Rambus Inc.(a)	8,625	636,266
Range Resources Corp.	20,746	710,965
Rapid7 Inc.(a)	4,750	98,373
Rayonier Inc.	11,625	305,505
RBC Bearings Inc.(a)	2,375	926,155
Ready Capital Corp.	15,625	66,563
RealReal Inc. (The)(a)	8,250	62,948
Recursion Pharmaceuticals Inc., Class A(a)(b)	21,190	99,593
Red Rock Resorts Inc., Class A	4,375	270,681
Redwire Corp.(a)(b)	4,058	36,157
Redwood Trust Inc.	13,125	80,325
Regal Rexnord Corp.	5,250	783,982
Reinsurance Group of America Inc.	5,010	975,898
Relay Therapeutics Inc.(a)(b)	12,875	46,221
Remitly Global Inc.(a)	12,250	226,992
RenaissanceRe Holdings Ltd.	3,754	912,184
Renasant Corp.	7,334	286,979
Repligen Corp.(a)	4,250	519,860
Replimune Group Inc.(a)(b)	5,250	28,350
Republic Bancorp Inc., Class A	1,500	115,110
Resideo Technologies Inc.(a)	12,250	417,112
REV Group Inc.	4,167	221,726
Revolution Medicines Inc.(a)	11,375	431,909
Revolve Group Inc.(a)	3,500	78,295
43
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
REX American Resources Corp.(a)	1,759	$110,061
Rexford Industrial Realty Inc.	17,625	729,851
Reynolds Consumer Products Inc.	5,125	118,951
RH(a)(b)	1,250	282,087
Rhythm Pharmaceuticals Inc.(a)	3,875	399,706
Ribbon Communications Inc.(a)	10,625	43,350
Rigetti Computing Inc.(a)(b)	22,177	359,933
Riley Exploration Permian Inc.	1,125	32,918
RingCentral Inc., Class A(a)	5,750	175,432
Riot Platforms Inc.(a)(b)	28,375	390,440
Rithm Capital Corp.	42,125	521,507
RLI Corp.	6,882	466,118
RLJ Lodging Trust	13,250	102,025
Robert Half Inc.	8,250	307,890
Rogers Corp.(a)	804	63,082
Roivant Sciences Ltd.(a)	29,750	354,917
Roku Inc.(a)	10,040	969,462
Root Inc.(a)	909	83,828
Royal Gold Inc.	5,224	938,126
RPC Inc.	9,250	44,123
Rubrik Inc., Class A(a)	9,822	878,087
Rumble Inc.(a)(b)	6,250	45,563
Rush Enterprises Inc., Class A	5,125	294,175
Rush Enterprises Inc., Class B	750	43,530
Rush Street Interactive Inc.(a)	7,125	158,887
RXO Inc.(a)	8,250	134,723
Ryan Specialty Holdings Inc., Class A	8,625	487,571
Ryder System Inc.	3,375	632,880
Ryerson Holding Corp.	2,750	62,700
Ryman Hospitality Properties Inc.	4,500	444,555
Sable Offshore Corp.(a)	4,750	128,155
Sabra Health Care REIT Inc.	19,250	367,867
Sabre Corp.(a)	29,125	52,134
Safehold Inc.	4,625	76,128
Safety Insurance Group Inc.	1,726	127,741
Saia Inc.(a)(b)	2,125	629,977
Sally Beauty Holdings Inc.(a)	8,125	112,613
Sandisk Corp.(a)	10,783	565,784
Sanmina Corp.(a)	4,664	548,113
Sarepta Therapeutics Inc.(a)(b)	6,875	125,125
Saul Centers Inc.	1,625	55,526
ScanSource Inc.(a)	2,125	92,756
Schneider National Inc., Class B	4,375	108,150
Scholar Rock Holding Corp.(a)	5,750	187,737
Scholastic Corp.	2,750	70,565
Schrodinger Inc.(a)	5,250	102,428
Science Applications International Corp.	3,918	461,149
Scotts Miracle-Gro Co. (The)	3,625	221,922
Seacoast Banking Corp. of Florida	6,875	213,881
Sealed Air Corp.	9,894	321,258
SEI Investments Co.	8,279	730,870
Select Medical Holdings Corp.	8,750	113,838
Select Water Solutions Inc.	7,375	62,835
Selective Insurance Group Inc.	4,629	362,127
SEMrush Holdings Inc., Class A(a)	4,375	34,563
Semtech Corp.(a)	6,875	399,369
Seneca Foods Corp., Class A(a)	756	85,579
Sensata Technologies Holding PLC	12,250	398,615
Sensient Technologies Corp.	3,000	340,380
SentinelOne Inc., Class A(a)	29,679	559,746
Service Corp. International	11,500	911,375
ServisFirst Bancshares Inc.	4,000	352,600
Security	Shares	Value
United States (continued)
Sezzle Inc., NVS(a)(b)	1,625	$153,725
Shake Shack Inc., Class A(a)	3,125	331,250
Shenandoah Telecommunications Co.	4,375	57,969
Shift4 Payments Inc., Class A(a)(b)	5,000	452,150
Shoe Carnival Inc.	1,875	39,188
Shutterstock Inc.	2,500	52,325
SI-BONE Inc.(a)	3,500	58,345
SIGA Technologies Inc.	5,000	41,950
Signet Jewelers Ltd.	3,301	290,653
Sila Realty Trust Inc.	4,375	109,113
Silgan Holdings Inc.	7,256	340,452
Silicon Laboratories Inc.(a)	2,625	352,669
Simmons First National Corp., Class A	9,503	197,472
Simply Good Foods Co. (The)(a)	7,750	221,882
Simpson Manufacturing Co. Inc.	3,375	645,030
Sinclair Inc.	3,625	52,454
Sirius XM Holdings Inc.	16,125	381,195
SITE Centers Corp.	5,125	62,935
SiteOne Landscape Supply Inc.(a)	3,625	519,245
SiTime Corp.(a)	1,500	362,505
Six Flags Entertainment Corp.(a)	7,625	173,011
Skechers USA Inc., Class A(a)	10,500	662,340
Skyward Specialty Insurance Group Inc.(a)	3,500	169,050
SkyWest Inc.(a)	875	106,225
Skyworks Solutions Inc.	11,901	891,861
SL Green Realty Corp.	5,625	320,006
SLM Corp.	16,297	509,770
SM Energy Co.	9,125	260,519
SolarEdge Technologies Inc.(a)(b)	4,750	160,645
Solaris Energy Infrastructure Inc., Class A	3,125	98,719
Soleno Therapeutics Inc.(a)	2,411	163,152
Somnigroup International Inc.	16,157	1,356,380
Sonic Automotive Inc., Class A	1,178	96,820
Sonoco Products Co.	6,064	286,524
Sonos Inc.(a)	9,875	137,460
Sotera Health Co.(a)	12,375	202,579
Soundhound AI Inc.(a)(b)	28,125	366,187
South Plains Financial Inc.	2,625	106,654
Southern Missouri Bancorp. Inc.	1,875	107,878
SouthState Corp.	8,173	834,136
Southwest Gas Holdings Inc.	4,750	379,430
SpartanNash Co.	3,625	97,150
Spectrum Brands Holdings Inc.	2,250	128,228
Sphere Entertainment Co.(a)	2,375	107,611
Spire Inc.	4,625	354,275
Spirit AeroSystems Holdings Inc., Class A(a)	9,625	400,304
Sprinklr Inc.(a)	8,875	76,680
Sprout Social Inc., Class A(a)	4,250	67,108
Sprouts Farmers Market Inc.(a)	8,000	1,124,320
SPS Commerce Inc.(a)	3,000	330,900
SPX Technologies Inc.(a)	3,750	701,662
Spyre Therapeutics Inc.(a)(b)	3,375	55,654
St Joe Co. (The)	3,250	163,995
STAAR Surgical Co.(a)	3,625	99,180
STAG Industrial Inc.	14,031	517,042
Stagwell Inc., Class A(a)	10,125	57,105
Standard BioTools Inc.(a)	24,625	31,028
Standard Motor Products Inc.	2,250	87,323
StandardAero Inc.(a)	13,301	352,343
Standex International Corp.	1,125	229,579
Stanley Black & Decker Inc.	11,955	888,137
Starwood Property Trust Inc.	21,446	434,710
Schedule of Investments
44

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Steelcase Inc., Class A	6,750	$112,995
Stepan Co.	1,875	93,806
StepStone Group Inc., Class A	5,625	349,087
Sterling Infrastructure Inc.(a)	2,500	696,325
Steven Madden Ltd.	5,750	166,980
Stewart Information Services Corp.	2,625	191,205
Stifel Financial Corp.	8,204	945,839
Stock Yards Bancorp. Inc.	2,875	232,041
Stoke Therapeutics Inc.(a)(b)	3,875	76,570
StoneX Group Inc.(a)	3,565	364,236
Strategic Education Inc.	1,875	152,531
Stride Inc.(a)	3,500	571,165
Sturm Ruger & Co. Inc.	1,625	56,339
Summit Hotel Properties Inc.	11,250	61,650
SunCoke Energy Inc.	8,375	64,655
Sunrun Inc.(a)(b)	17,875	285,464
Supernus Pharmaceuticals Inc.(a)	5,250	236,880
Surgery Partners Inc.(a)	5,625	127,631
Sweetgreen Inc., Class A (a)(b)	8,625	78,488
Sylvamo Corp.	3,125	144,156
Symbotic Inc., Class A(a)(b)	3,875	183,791
Synaptics Inc.(a)	3,305	230,887
Syndax Pharmaceuticals Inc.(a)(b)	6,125	100,021
Synovus Financial Corp.	11,335	584,999
Talen Energy Corp.(a)	3,000	1,136,760
Talos Energy Inc.(a)	13,625	134,615
Tandem Diabetes Care Inc.(a)	5,250	65,678
Tanger Inc.	8,771	299,793
Tarsus Pharmaceuticals Inc.(a)	2,500	146,450
Taylor Morrison Home Corp., Class A(a)	7,100	478,327
TD SYNNEX Corp.	6,250	925,437
TechnipFMC PLC	33,668	1,237,636
TechTarget Inc.(a)	3,125	18,438
TEGNA Inc.	13,314	282,257
Teladoc Health Inc.(a)	13,875	107,254
Teleflex Inc.	3,211	405,903
Telephone and Data Systems Inc.	8,250	330,742
Tempus AI Inc.(a)(b)	7,681	582,681
Tenable Holdings Inc.(a)	9,750	301,470
Tenet Healthcare Corp.(a)	7,501	1,382,659
Tennant Co.	1,500	123,060
Teradata Corp.(a)	8,250	173,085
Terawulf Inc.(a)(b)	24,750	233,887
Terex Corp.	5,750	287,155
Terreno Realty Corp.	8,000	462,160
Tetra Tech Inc.	19,435	707,823
Texas Capital Bancshares Inc.(a)	3,162	273,734
Texas Roadhouse Inc., Class A	5,375	927,456
TFS Financial Corp.	9,000	126,540
TG Therapeutics Inc.(a)	12,000	351,960
The Campbell's Co.	13,257	423,296
Thermon Group Holdings Inc.(a)	2,750	72,930
Thor Industries Inc.	4,125	452,100
Thryv Holdings Inc.(a)	4,000	51,440
Tidewater Inc.(a)	1,125	67,725
Timken Co. (The)	5,250	405,457
Tiptree Inc.	3,625	85,006
Titan International Inc.(a)	5,125	45,203
TKO Group Holdings Inc., Class A	5,432	1,029,690
Toll Brothers Inc.	7,805	1,084,895
Tompkins Financial Corp.	1,875	131,513
Tootsie Roll Industries Inc.(b)	3,337	134,181
Security	Shares	Value
United States (continued)
TopBuild Corp.(a)	2,375	$999,305
Topgolf Callaway Brands Corp.(a)	11,000	105,160
Toro Co. (The)	8,000	648,480
Towne Bank/Portsmouth VA	4,135	151,713
TPG Inc., Class A	10,625	641,219
TPG RE Finance Trust Inc.	7,500	70,125
Transcat Inc.(a)	1,000	83,950
TransMedics Group Inc.(a)	2,671	307,058
Transocean Ltd.(a)	64,125	194,299
Travel + Leisure Co.	5,500	347,655
Travere Therapeutics Inc.(a)	6,500	113,750
TreeHouse Foods Inc.(a)	3,750	68,775
Trex Co. Inc.(a)(b)	8,625	531,559
Tri Pointe Homes Inc.(a)	7,375	260,559
TriCo Bancshares	1,292	58,683
TriMas Corp.	3,250	125,678
TriNet Group Inc.	2,750	199,155
Trinity Industries Inc.	7,125	202,492
TripAdvisor Inc.(a)(b)	9,000	156,780
Trump Media & Technology Group Corp.(a)	12,186	213,621
Trupanion Inc.(a)	3,271	151,644
Trustmark Corp.	4,537	182,705
TTM Technologies Inc.(a)	9,047	403,225
Turning Point Brands Inc.	1,762	175,319
Tutor Perini Corp.(a)	4,375	257,862
Twist Bioscience Corp.(a)	5,000	134,850
Two Harbors Investment Corp.	8,875	88,750
TXNM Energy Inc.	7,483	423,837
U.S. Foods Holding Corp.(a)	17,688	1,372,589
U.S. Physical Therapy Inc.	1,402	116,212
Udemy Inc.(a)	7,375	50,593
UFP Industries Inc.	4,689	473,448
UFP Technologies Inc.(a)	625	131,350
UGI Corp.	17,250	597,540
UiPath Inc., Class A(a)	34,250	380,860
UL Solutions Inc., Class A	5,000	315,850
Ultra Clean Holdings Inc.(a)	3,625	87,073
Ultragenyx Pharmaceutical Inc.(a)	6,625	198,485
UMB Financial Corp.	5,825	710,067
UMH Properties Inc.	6,000	94,140
Under Armour Inc., Class A(a)	15,000	75,000
Under Armour Inc., Class C, NVS(a)(b)	10,750	52,890
UniFirst Corp./MA	1,250	222,275
United Bankshares Inc./WV	9,705	372,090
United Community Banks Inc./GA	8,111	270,907
United Natural Foods Inc.(a)	4,750	134,330
United Parks & Resorts Inc.(a)	2,250	118,305
United States Lime & Minerals Inc	1,133	142,667
Uniti Group Inc.(a)	11,824	74,491
Unity Software Inc.(a)	24,841	978,984
Universal Corp./VA	2,000	111,900
Universal Display Corp.	3,625	502,389
Universal Health Realty Income Trust	4,857	197,146
Universal Insurance Holdings Inc.	4,500	109,755
Universal Technical Institute Inc.(a)	3,500	93,065
Univest Financial Corp.	4,250	134,598
Unum Group	14,024	979,717
Upbound Group Inc.	3,750	95,288
Upstart Holdings Inc.(a)(b)	6,750	494,640
Upwork Inc.(a)	10,125	155,824
Uranium Energy Corp.(a)(b)	41,000	438,290
Urban Edge Properties	10,081	208,576
45
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Urban Outfitters Inc.(a)	4,875	$327,015
USANA Health Sciences Inc.(a)	1,375	43,876
Utz Brands Inc.	5,625	75,488
UWM Holdings Corp.	15,000	85,500
V2X Inc.(a)	1,500	86,250
Vail Resorts Inc.	3,000	491,400
Valaris Ltd.(a)	5,375	266,976
Valley National Bancorp	38,777	405,607
Valmont Industries Inc.	1,625	596,570
Valvoline Inc.(a)	9,875	382,952
Varonis Systems Inc., Class B(a)(b)	8,875	523,802
Vaxcyte Inc.(a)	9,125	280,959
Veeco Instruments Inc.(a)	4,625	113,405
Vera Therapeutics Inc., Class A(a)	3,625	78,445
Veracyte Inc.(a)	6,500	197,210
Vericel Corp.(a)	4,250	154,530
Verint Systems Inc.(a)(b)	5,000	101,950
Veris Residential Inc.	6,625	104,211
Veritex Holdings Inc.	3,893	133,725
Verra Mobility Corp., Class A(a)	13,125	326,156
Vertex Inc., Class A(a)(b)	5,750	148,465
Verve Therapeutics Inc., NVS(b)(e)	6,160	3,942
Vestis Corp.	9,375	43,875
VF Corp.	26,250	397,162
Viasat Inc.(a)	7,851	253,823
Viatris Inc.	92,555	976,455
Viavi Solutions Inc.(a)(b)	19,125	215,730
Vicor Corp.(a)(b)	1,875	95,831
Victoria's Secret & Co.(a)	5,625	129,488
Victory Capital Holdings Inc., Class A	3,688	262,881
Viking Therapeutics Inc.(a)(b)	8,625	233,306
Vimeo Inc.(a)	13,500	56,700
Viper Energy Inc., Class A	13,906	554,085
Vir Biotechnology Inc.(a)	8,250	40,755
Viridian Therapeutics Inc.(a)	5,125	94,198
Virtu Financial Inc., Class A	6,780	284,218
Virtus Investment Partners Inc.	318	64,055
Vishay Intertechnology Inc.	9,375	144,937
Visteon Corp.	2,028	251,391
Vita Coco Co. Inc. (The)(a)	3,507	125,340
Vital Energy Inc.(a)	3,000	53,460
Vital Farms Inc.(a)(b)	2,660	135,899
Vitesse Energy Inc.	3,000	79,830
Vontier Corp.	12,125	520,284
Vornado Realty Trust	13,125	499,144
Voya Financial Inc.	7,376	553,864
VSE Corp.	1,625	263,900
Walker & Dunlop Inc.	2,750	233,887
Warby Parker Inc.(a)	6,875	180,125
Warrior Met Coal Inc.	4,135	252,814
Washington Federal Inc.	5,535	174,076
Watts Water Technologies Inc., Class A	2,250	623,025
WaVe Life Sciences Ltd.(a)	9,625	92,400
Wayfair Inc., Class A(a)	8,185	610,601
Waystar Holding Corp.(a)	7,515	284,668
WD-40 Co.	1,125	243,045
Weave Communications Inc.(a)	4,625	35,983
Webster Financial Corp.	12,891	802,078
Weis Markets Inc.	1,625	116,431
Wendy's Co. (The)	15,000	159,150
Werner Enterprises Inc.	3,281	94,657
WesBanco Inc.	6,650	218,120
Security	Shares	Value
United States (continued)
WESCO International Inc.	4,000	$879,360
Western Alliance Bancorp.	8,189	733,325
Western Union Co. (The)	19,585	169,802
Westrock Coffee Co.(a)	4,000	21,640
WEX Inc.(a)	2,580	442,083
Whirlpool Corp.	4,375	407,531
White Mountains Insurance Group Ltd.(b)	191	349,564
Whitestone REIT	4,375	57,575
Willdan Group Inc.(a)	945	103,818
Willis Lease Finance Corp.	375	55,755
WillScot Mobile Mini Holdings Corp.	14,625	354,510
Wingstop Inc.	2,150	705,458
Winmark Corp.	250	115,960
Winnebago Industries Inc.	2,375	85,453
Wintrust Financial Corp.	4,889	671,211
WK Kellogg Co.	5,500	126,060
Wolverine World Wide Inc.	7,625	243,542
Woodward Inc.	4,750	1,172,395
Workiva Inc., Class A(a)	4,000	328,960
World Acceptance Corp.(a)	375	64,286
World Fuel Services Corp.	5,526	148,152
Worthington Enterprises Inc.	2,625	172,725
Worthington Steel Inc.	3,125	104,063
WSFS Financial Corp.	4,045	235,783
Wyndham Hotels & Resorts Inc.	6,250	541,312
Wynn Resorts Ltd.	6,563	831,860
Xencor Inc.(a)	5,375	43,699
Xenia Hotels & Resorts Inc.	9,500	134,235
Xenon Pharmaceuticals Inc.(a)(b)	5,625	217,744
Xeris Biopharma Holdings Inc.(a)	10,436	81,714
Xerox Holdings Corp.	12,000	47,760
Xometry Inc., Class A(a)	4,526	223,946
XPEL Inc.(a)	2,125	78,965
XPLR Infrastructure LP	9,125	96,725
XPO Inc.(a)	9,250	1,199,725
Yelp Inc., Class A(a)	5,250	166,005
YETI Holdings Inc.(a)(b)	6,750	237,330
Yext Inc.(a)	9,875	89,764
Zeta Global Holdings Corp., Class A(a)	15,500	304,420
Ziff Davis Inc.(a)(b)	3,500	133,735
Zions Bancorp. NA	11,625	674,366
ZoomInfo Technologies Inc., Class A(a)	22,125	241,162
Zurn Elkay Water Solutions Corp.	11,500	521,640
Zymeworks Inc.(a)	4,000	59,240
		441,335,550
Total Common Stocks — 99.5% (Cost: $657,384,890)		735,770,201
Preferred Stocks
Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	750	58,179
FUCHS SE, Preference Shares, NVS	5,250	252,041
Jungheinrich AG, Preference Shares, NVS	3,875	136,300
Sixt SE, Preference Shares, NVS	1,250	87,170
STO SE & Co. KGaA, Preference Shares, NVS	250	36,337
		570,027
Schedule of Investments
46

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Italy — 0.0%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	3,125	$104,976
Total Preferred Stocks — 0.1% (Cost: $672,901)		675,003
Total Long-Term Investments — 99.6% (Cost: $658,057,791)		736,445,204
Short-Term Securities
Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(f)	38,378,349	38,397,539
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(f)	1,220,000	1,220,000
Total Short-Term Securities — 5.4% (Cost: $39,614,969)		39,617,539
Total Investments — 105.0% (Cost: $697,672,760)		776,062,743
Liabilities in Excess of Other Assets — (5.0)%		(36,718,251)
Net Assets — 100.0%		$739,344,492

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/01/25(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$38,395,310 (b)	$—	$(341)	$2,570	$38,397,539	38,378,349	$150,054	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	1,220,000 (b)	—	—	—	1,220,000	1,220,000	13,538	—
				$(341)	$2,570	$39,617,539		$163,592	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Russell 2000 Index	8	09/19/25	$948	$37,983
MSCI EAFE Index	5	09/19/25	680	(7,808)
S&P Mid 400 E-Mini Index	1	09/19/25	326	7,711
				$37,886
47
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF

Equity Swap contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Jackson Financial Inc., Class A	BNP Paribas	$98	08/30/27	0.20%	1D SONIA	Monthly	$1
Jackson Financial Inc., Class A	Goldman Sachs Bank USA	98	08/18/26	0.20%	1D FEDL01	Monthly	1
Jackson Financial Inc., Class A	HSBC Bank PLC	98	02/09/28	0.40%	1D OBFR01	Monthly	1
Jackson Financial Inc., Class A	JPMorgan Chase Bank NA	98	02/09/26	0.20%	1D OBFR01	Monthly	1
Jackson Financial Inc., Class A	Merrill Lynch International	98	02/15/28	0.40%	1D OBFR01	Monthly	1
Total long positions of equity swaps							5
Net dividends and financing fees							—
Total equity swap contracts including dividends and financing fees							$5

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$5	$—
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$45,694	$—	$—	$—	$45,694
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$5	$—	$—	$—	$5
	$—	$—	$45,699	$—	$—	$—	$45,699
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$7,808	$—	$—	$—	$7,808

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$162,143	$—	$—	$—	$162,143
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$37,886	$—	$—	$—	$37,886
Swaps	—	—	5	—	—	—	5
	$—	$—	$37,891	$—	$—	$—	$37,891
Schedule of Investments
48

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF

Futures contracts:
Average notional value of contracts — long	$1,632,810
Equity swaps:
Average notional value — long	$245
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$11,145
Swaps - OTC(a)	5	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	5	11,145
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	(11,145)
Total derivative assets and liabilities subject to an MNA	$5	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas	$1	$—	$—	$—	$1
Goldman Sachs Bank USA	1	—	—	—	1
HSBC Bank PLC	1	—	—	—	1
JPMorgan Chase Bank NA	1	—	—	—	1
Merrill Lynch International	1	—	—	—	1
	$5	$—	$—	$—	$5

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$492,718,735	$243,041,760	$9,706	$735,770,201
Preferred Stocks	—	675,003	—	675,003
Short-Term Securities
Money Market Funds	39,617,539	—	—	39,617,539
	$532,336,274	$243,716,763	$9,706	$776,062,743
Derivative Financial Instruments(a)
Assets
Equity Contracts	$45,694	$5	$—	$45,699
49
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI World Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(7,808)	$—	$—	$(7,808)
	$37,886	$5	$—	$37,891

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
50

Schedule of Investments
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 6.1%
ANZ Group Holdings Ltd.	43,015	$945,217
Aristocrat Leisure Ltd.	5,687	269,658
ASX Ltd.	2,299	93,911
Brambles Ltd.	11,374	192,757
Cochlear Ltd.	1,763	347,162
Commonwealth Bank of Australia	19,126	2,125,816
Computershare Ltd.	6,803	169,299
CSL Ltd.	4,840	673,281
Goodman Group	39,572	885,556
James Hardie Industries PLC(a)	9,620	195,373
Macquarie Group Ltd.	4,161	610,282
Medibank Pvt Ltd.	24,805	82,637
National Australia Bank Ltd.	41,690	1,163,509
Northern Star Resources Ltd.	22,627	282,380
QBE Insurance Group Ltd.	11,566	163,413
REA Group Ltd.	847	138,712
Scentre Group	218,284	581,788
SGH Ltd.	2,066	68,032
Sigma Healthcare Ltd.	68,160	138,878
Sonic Healthcare Ltd.	2,904	45,615
Stockland	116,796	473,042
Suncorp Group Ltd.	35,612	494,906
Transurban Group	91,310	870,923
Vicinity Ltd.	467,701	791,886
Wesfarmers Ltd.	19,606	1,174,371
Westpac Banking Corp.	14,399	362,697
WiseTech Global Ltd.	1,348	89,308
Xero Ltd.(a)	968	103,221
		13,533,630
Austria — 0.3%
Erste Group Bank AG	3,998	380,551
Verbund AG	4,356	310,655
		691,206
Belgium — 1.2%
Anheuser-Busch InBev SA	13,592	852,706
Argenx SE(a)	393	279,818
D'ieteren Group	750	162,525
Groupe Bruxelles Lambert NV	2,243	197,154
KBC Group NV	4,477	527,719
Lotus Bakeries NV	12	117,677
Sofina SA	203	61,422
UCB SA	2,123	498,011
		2,697,032
Canada — 13.2%
Agnico Eagle Mines Ltd.	8,653	1,247,592
Alamos Gold Inc., Class A	6,269	190,989
Bank of Montreal	5,445	658,903
BCE Inc.	4,892	122,073
Brookfield Asset Management Ltd., Class A	2,843	171,095
CAE Inc.(a)	5,203	140,290
Cameco Corp.	4,043	312,760
Canadian Imperial Bank of Commerce	13,794	1,065,574
CCL Industries Inc., Class B, NVS	2,057	123,224
Celestica Inc.(a)	1,643	320,022
CGI Inc.	3,394	329,577
Constellation Software Inc./Canada	203	672,603
Dollarama Inc.	8,003	1,091,231
Element Fleet Management Corp.	17,566	468,137
Fairfax Financial Holdings Ltd.	363	624,930
FirstService Corp.	732	147,370
Security	Shares	Value
Canada (continued)
GFL Environmental Inc.	5,203	$260,273
Gildan Activewear Inc.	3,630	198,185
Great-West Lifeco Inc.	17,926	710,070
Hydro One Ltd.(b)	41,695	1,518,307
iA Financial Corp. Inc.	3,923	422,051
IGM Financial Inc.	5,808	208,240
Intact Financial Corp.	4,403	881,754
Ivanhoe Mines Ltd., Class A(a)(c)	61,181	540,822
Kinross Gold Corp.	27,609	577,169
Loblaw Companies Ltd.	22,440	916,489
Lundin Gold Inc.	2,121	130,424
Lundin Mining Corp.	47,432	548,800
Manulife Financial Corp.	34,052	1,047,582
Metro Inc./CN	6,655	477,022
National Bank of Canada	4,840	508,758
Open Text Corp.	923	30,526
Pan American Silver Corp.	9,075	307,863
Power Corp. of Canada	14,036	594,104
RB Global Inc.	1,331	152,459
Restaurant Brands International Inc.	5,243	332,023
Rogers Communications Inc., Class B, NVS	5,645	202,272
Royal Bank of Canada	19,239	2,795,878
Shopify Inc., Class A(a)	12,166	1,718,397
Stantec Inc.	5,687	618,164
Sun Life Financial Inc.	14,326	836,809
TFI International Inc.	2,178	206,358
Thomson Reuters Corp.	3,443	611,484
TMX Group Ltd.	11,326	452,347
Toromont Industries Ltd.	2,662	278,324
Toronto-Dominion Bank (The)	23,169	1,739,678
Wheaton Precious Metals Corp.	12,166	1,221,782
WSP Global Inc.	3,201	651,877
		29,382,661
China — 0.1%
Wharf Holdings Ltd. (The)	35,000	100,449
Denmark — 2.3%
Carlsberg A/S, Class B	2,178	266,406
Coloplast A/S, Class B	1,726	166,035
Danske Bank A/S	1,453	59,803
Demant A/S(a)	1,210	46,294
DSV A/S	2,123	470,685
Genmab A/S(a)	484	120,801
Novo Nordisk A/S, Class B	34,666	1,958,955
Novonesis Novozymes B, Class B	10,046	639,050
Orsted A/S(a)(b)	4,766	144,512
Pandora A/S	1,210	167,277
Rockwool AS, Class B	6,655	251,514
Tryg A/S	3,872	101,757
Vestas Wind Systems A/S	37,055	737,671
		5,130,760
Finland — 1.1%
Elisa OYJ	923	49,204
Kesko OYJ, Class B	29,169	646,977
Kone OYJ, Class B	5,808	365,309
Nokia OYJ	67,793	291,845
Orion OYJ, Class B	3,153	251,881
Sampo OYJ, Class A	58,578	672,172
UPM-Kymmene OYJ	8,470	241,211
		2,518,599
51
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
France — 9.5%
Aeroports de Paris SA	683	$89,897
Air Liquide SA	1,163	239,621
Alstom SA(a)	13,020	313,026
Amundi SA(b)	968	71,554
AXA SA	19,006	885,255
BioMerieux	563	78,293
BNP Paribas SA	3,443	309,404
Capgemini SE	923	131,278
Cie de Saint-Gobain SA	5,092	549,728
Covivio SA/France	11,446	750,309
Dassault Systemes SE	10,414	323,877
Edenred SE	6,606	191,094
Eiffage SA	3,443	433,286
EssilorLuxottica SA	3,802	1,159,744
Eurofins Scientific SE	3,563	270,557
Gecina SA	7,523	738,699
Getlink SE	44,455	840,941
Hermes International SCA	386	945,375
Ipsen SA	1,776	241,459
Kering SA	1,050	281,362
Klepierre SA	23,409	914,050
Legrand SA	6,323	962,904
L'Oreal SA	3,443	1,607,488
LVMH Moet Hennessy Louis Vuitton SE	3,083	1,820,307
Pernod Ricard SA	4,719	537,568
Publicis Groupe SA	1,523	140,631
Sanofi SA	14,080	1,396,904
Sartorius Stedim Biotech	363	74,441
Schneider Electric SE	10,846	2,664,714
STMicroelectronics NV	11,795	321,430
Teleperformance SE	926	71,449
Unibail-Rodamco-Westfield, New	3,323	345,724
Vinci SA	9,922	1,345,735
		21,048,104
Germany — 7.0%
adidas AG	1,883	366,349
Allianz SE, Registered	5,123	2,165,915
Beiersdorf AG	2,123	244,497
Commerzbank AG	3,173	121,109
Deutsche Bank AG, Registered	18,067	634,804
Deutsche Boerse AG	2,057	605,445
Deutsche Post AG, Registered	4,283	195,209
Deutsche Telekom AG, Registered	26,889	984,003
Hannover Rueck SE	631	183,711
Henkel AG & Co. KGaA	1,251	96,145
Infineon Technologies AG	19,133	783,187
LEG Immobilien SE	2,420	202,859
Merck KGaA	2,057	261,172
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	1,828	1,166,084
QIAGEN NV	4,520	210,605
Rational AG	121	90,195
Rheinmetall AG	589	1,142,513
SAP SE	11,806	3,213,548
Scout24 SE(b)	363	47,032
Siemens AG, Registered	6,803	1,885,827
Siemens Healthineers AG(b)	3,390	187,719
Symrise AG, Class A	1,936	187,466
Talanx AG(a)	616	84,940
Vonovia SE	13,189	427,104
Security	Shares	Value
Germany (continued)
Zalando SE(a)(b)	1,815	$50,580
		15,538,018
Hong Kong — 1.6%
AIA Group Ltd.	136,600	1,298,295
CK Asset Holdings Ltd.	41,500	196,357
Futu Holdings Ltd., ADR	726	134,745
Henderson Land Development Co. Ltd.	156,000	541,343
Hong Kong Exchanges & Clearing Ltd.	10,500	615,176
MTR Corp. Ltd.	181,500	615,354
Techtronic Industries Co. Ltd.	18,500	239,249
		3,640,519
Ireland — 0.2%
Kerry Group PLC, Class A	918	84,055
Kingspan Group PLC	5,826	449,496
		533,551
Israel — 0.8%
Azrieli Group Ltd.	4,252	407,565
Bank Hapoalim BM	15,526	303,437
Bank Leumi Le-Israel BM	7,623	146,492
Check Point Software Technologies Ltd.(a)(c)	726	140,220
CyberArk Software Ltd.(a)(c)	242	109,689
Elbit Systems Ltd.	389	189,228
Nice Ltd.(a)	726	102,341
Teva Pharmaceutical Industries Ltd., ADR(a)	12,371	227,379
Wix.com Ltd.(a)	204	28,780
		1,655,131
Italy — 3.4%
Banco BPM SpA	47,729	654,799
BPER Banca SpA	22,627	235,028
Davide Campari-Milano NV	20,409	153,733
Enel SpA	34,618	319,460
Ferrari NV	2,123	1,010,310
FinecoBank Banca Fineco SpA	12,705	278,898
Intesa Sanpaolo SpA	15,526	97,745
Mediobanca Banca di Credito Finanziario SpA	34,364	832,379
Moncler SpA	4,043	235,322
Nexi SpA(b)	7,875	49,972
Poste Italiane SpA(b)	8,355	195,687
Recordati Industria Chimica e Farmaceutica SpA	7,036	435,025
Terna - Rete Elettrica Nazionale	123,959	1,246,051
UniCredit SpA	21,009	1,624,935
Unipol Assicurazioni SpA	3,157	65,959
		7,435,303
Japan — 17.9%
Advantest Corp.	12,100	925,281
Ajinomoto Co. Inc.	1,800	48,815
Asahi Group Holdings Ltd.	24,200	304,115
Asics Corp.	8,300	223,117
Astellas Pharma Inc.	36,300	398,489
Bandai Namco Holdings Inc.	8,300	285,371
Canon Inc.	12,100	354,107
Capcom Co. Ltd.	1,800	48,573
Central Japan Railway Co.	60,500	1,609,187
Chiba Bank Ltd. (The)	3,600	36,828
Chugai Pharmaceutical Co. Ltd.	12,100	534,715
Concordia Financial Group Ltd.	24,200	182,598
Daifuku Co. Ltd.	8,300	261,237
Daiichi Sankyo Co. Ltd.	24,200	578,662
Daiwa Securities Group Inc.	24,200	187,607
Disco Corp.	1,800	492,490
East Japan Railway Co.	36,300	890,637
Schedule of Investments
52

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Eisai Co. Ltd.	12,100	$369,929
FANUC Corp.	20,300	564,330
Fast Retailing Co. Ltd.	2,100	656,416
FUJIFILM Holdings Corp.	12,100	286,658
Fujikura Ltd.	200	16,968
Fujitsu Ltd.	14,800	356,150
Hikari Tsushin Inc.	700	186,401
Hitachi Ltd.	24,200	652,030
Hoya Corp.	5,500	710,196
Hulic Co. Ltd.	12,100	129,791
Japan Exchange Group Inc.	39,900	417,040
Japan Post Bank Co. Ltd.	36,300	456,296
KDDI Corp.	12,100	209,128
Keyence Corp.	3,000	1,143,729
Kikkoman Corp.	24,200	207,699
Kobe Bussan Co. Ltd.	2,700	75,940
Komatsu Ltd.	12,100	409,638
Konami Group Corp.	1,000	150,838
Kyocera Corp.	24,200	321,853
Kyowa Kirin Co. Ltd.	12,100	208,972
Lasertec Corp.	1,500	155,730
M3 Inc.	3,600	52,796
Makita Corp.	12,100	408,513
Mitsubishi Corp.	1,700	38,381
Mitsubishi Estate Co. Ltd.	24,200	515,521
Mitsubishi UFJ Financial Group Inc.	121,000	1,841,506
Mitsui Fudosan Co. Ltd.	24,200	255,848
Mizuho Financial Group Inc.	20,300	667,827
MonotaRO Co. Ltd.	1,700	29,292
MS&AD Insurance Group Holdings Inc.	12,100	281,468
Murata Manufacturing Co. Ltd.	48,400	781,348
NEC Corp.	11,700	356,273
Nexon Co. Ltd.	12,100	273,813
Nidec Corp.	12,100	261,145
Nintendo Co. Ltd.	12,600	1,123,780
Nippon Building Fund Inc.	847	819,541
Nippon Paint Holdings Co. Ltd.	8,300	60,059
Nitto Denko Corp.	8,300	186,822
Nomura Research Institute Ltd.	600	23,553
Obic Co. Ltd.	12,100	427,846
Olympus Corp.	20,300	235,298
Oracle Corp./Japan	900	93,152
Oriental Land Co. Ltd./Japan	12,100	288,081
ORIX Corp.	24,200	625,037
Otsuka Holdings Co. Ltd.	3,600	188,901
Rakuten Group Inc.(a)	24,200	148,962
Recruit Holdings Co. Ltd.	14,200	812,571
Renesas Electronics Corp.	36,300	423,717
Resona Holdings Inc.	12,100	121,356
Sanrio Co. Ltd.	5,200	269,054
SBI Holdings Inc.	8,300	389,982
SCREEN Holdings Co. Ltd.	1,300	98,269
Secom Co. Ltd.	200	7,384
Shimadzu Corp.	12,100	296,291
Shimano Inc.	800	88,714
Shin-Etsu Chemical Co. Ltd.	24,200	737,069
Shionogi & Co. Ltd.	24,200	418,605
SMC Corp.	1,700	520,300
SoftBank Group Corp.	12,100	1,299,347
Sompo Holdings Inc.	12,300	393,101
Sony Group Corp.	72,600	1,984,240
Sumitomo Mitsui Financial Group Inc.	36,300	988,651
Security	Shares	Value
Japan (continued)
Sysmex Corp.	12,100	$151,951
T&D Holdings Inc.	8,300	214,886
Takeda Pharmaceutical Co. Ltd.	14,800	445,521
TDK Corp.	36,300	468,751
Terumo Corp.	24,200	433,926
TIS Inc.	8,300	276,328
Toho Co. Ltd./Tokyo	600	38,087
Tokio Marine Holdings Inc.	24,200	1,037,888
Tokyo Electron Ltd.	5,400	735,405
Toyota Motor Corp.	92,300	1,787,152
Trend Micro Inc./Japan	300	15,900
Unicharm Corp.	8,300	55,388
ZOZO Inc.	24,200	224,872
		39,767,030
Netherlands — 4.0%
Adyen NV(a)(b)	203	340,871
AerCap Holdings NV	2,122	262,067
Akzo Nobel NV	2,243	155,047
ASM International NV	567	272,256
ASML Holding NV	4,643	3,447,857
ASR Nederland NV	3,388	235,052
BE Semiconductor Industries NV	1,171	157,731
Coca-Cola Europacific Partners PLC	4,763	423,240
DSM-Firmenich AG	2,662	260,466
EXOR NV	5,723	573,534
Heineken NV	1,403	113,797
IMCD NV	605	67,939
ING Groep NV	5,105	121,882
InPost SA(a)	13,846	201,255
NN Group NV	8,843	608,682
Prosus NV	20,576	1,272,820
Universal Music Group NV	9,075	256,544
Wolters Kluwer NV	1,210	152,428
		8,923,468
New Zealand — 0.3%
Auckland International Airport Ltd.	48,447	215,789
Contact Energy Ltd.	14,686	78,241
Fisher & Paykel Healthcare Corp. Ltd.	2,299	49,640
Meridian Energy Ltd.	102,608	345,457
		689,127
Norway — 1.4%
DNB Bank ASA	34,606	911,804
Gjensidige Forsikring ASA	17,446	484,651
Kongsberg Gruppen ASA	2,420	72,276
Mowi ASA	36,332	747,507
Orkla ASA	17,545	196,173
Salmar ASA	12,046	616,886
		3,029,297
Portugal — 0.4%
EDP Renovaveis SA	34,560	405,908
EDP SA	114,636	507,713
		913,621
Singapore — 1.6%
CapitaLand Ascendas REIT	423,500	897,690
CapitaLand Integrated Commercial Trust	737,010	1,309,569
DBS Group Holdings Ltd.	8,300	326,712
Genting Singapore Ltd.	56,300	31,582
Grab Holdings Ltd., Class A(a)(c)	48,295	240,992
Sea Ltd., ADR(a)	3,083	575,103
53
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Singapore (continued)
Singapore Exchange Ltd.	14,597	$188,443
		3,570,091
Spain — 2.8%
Aena SME SA(b)	27,830	806,639
Amadeus IT Group SA	5,982	501,759
Banco Bilbao Vizcaya Argentaria SA	31,052	565,115
Banco Santander SA	164,971	1,575,479
CaixaBank SA	38,612	385,542
Cellnex Telecom SA(b)	847	30,151
Ferrovial SE	19,606	1,072,334
Industria de Diseno Textil SA	20,933	1,035,332
Redeia Corp. SA	17,643	342,987
		6,315,338
Sweden — 3.9%
AddTech AB, Class B	968	33,945
Assa Abloy AB, Class B	6,083	214,941
Atlas Copco AB, Class A	38,012	606,860
Atlas Copco AB, Class B	32,612	463,749
Boliden AB(a)	8,483	292,392
Epiroc AB, Class A	12,766	266,780
Epiroc AB, Class B	7,270	135,304
Evolution AB(b)	1,121	97,116
Fastighets AB Balder, Class B(a)	4,883	34,764
H & M Hennes & Mauritz AB, Class B	11,847	174,100
Hexagon AB, Class B	47,335	527,488
Holmen AB, Class B	5,123	199,465
Industrivarden AB, Class A	1,746	69,491
Industrivarden AB, Class C	5,363	213,476
Indutrade AB	1,815	45,175
Investor AB, Class B	20,134	620,267
Nibe Industrier AB, Class B	32,624	134,034
Nordea Bank Abp	29,649	452,452
Sagax AB, Class B	10,606	229,988
Sandvik AB	16,829	425,609
Skandinaviska Enskilda Banken AB, Class A	27,743	513,038
Skanska AB, Class B	9,564	237,513
Spotify Technology SA(a)	1,524	1,039,185
Svenska Cellulosa AB SCA, Class B	32,972	448,581
Svenska Handelsbanken AB, Class A	35,852	461,339
Swedbank AB, Class A	5,576	156,925
Tele2 AB, Class B	17,303	304,743
Telefonaktiebolaget LM Ericsson, Class B	29,543	233,886
Trelleborg AB, Class B	3,287	127,198
		8,759,804
Switzerland — 10.1%
ABB Ltd., Registered	32,492	2,180,574
Alcon AG	5,843	465,646
Baloise Holding AG, Registered	3,025	784,518
Banque Cantonale Vaudoise, Registered	1,130	131,354
BKW AG	3,683	766,695
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	9	137,254
Chocoladefabriken Lindt & Spruengli AG, Registered	3	449,283
EMS-Chemie Holding AG, Registered	9	6,907
Galderma Group AG	1,283	224,700
Geberit AG, Registered	1,112	815,393
Givaudan SA, Registered	199	838,103
Julius Baer Group Ltd.	3,683	265,934
Logitech International SA, Registered	2,116	218,493
Lonza Group AG, Registered	803	569,880
Novartis AG, Registered	24,489	3,099,623
Security	Shares	Value
Switzerland (continued)
Partners Group Holding AG	323	$443,579
Roche Holding AG, Bearer	363	124,667
Roche Holding AG, NVS	7,640	2,491,237
Sandoz Group AG	5,843	366,645
Schindler Holding AG, Participation Certificates, NVS	1,350	501,798
Schindler Holding AG, Registered	683	244,269
SGS SA	726	74,059
SIG Group AG	1,089	17,250
Sika AG, Registered	2,178	505,419
Sonova Holding AG, Registered	862	251,090
Straumann Holding AG	1,694	198,502
Swiss Life Holding AG, Registered	484	523,038
Swiss Prime Site AG, Registered	7,283	1,012,942
Swiss Re AG	4,235	767,569
Swisscom AG, Registered	923	667,306
UBS Group AG, Registered	36,452	1,476,649
VAT Group AG(b)	1,043	341,095
Zurich Insurance Group AG	2,003	1,463,703
		22,425,174
United Kingdom — 9.6%
3i Group PLC	21,249	1,154,431
Admiral Group PLC	3,751	183,812
Antofagasta PLC	33,333	967,201
Ashtead Group PLC	12,166	896,367
AstraZeneca PLC	17,806	2,838,532
Auto Trader Group PLC(b)	9,196	99,863
Aviva PLC	92,720	816,488
Barclays PLC	230,269	1,122,019
Barratt Redrow PLC	28,809	140,057
Bunzl PLC	6,362	215,015
Coca-Cola HBC AG, Class DI	2,123	107,391
Compass Group PLC	7,283	247,532
Diageo PLC	33,932	941,064
Experian PLC	8,963	464,602
GSK PLC	54,378	1,074,514
Haleon PLC	126,359	621,843
Halma PLC	8,865	394,113
Hikma Pharmaceuticals PLC	2,420	58,462
HSBC Holdings PLC	194,620	2,491,404
Informa PLC	33,937	399,761
InterContinental Hotels Group PLC	2,178	264,389
Intertek Group PLC	363	23,024
Land Securities Group PLC	49,615	371,851
Lloyds Banking Group PLC	819,206	878,789
London Stock Exchange Group PLC	3,443	426,701
NatWest Group PLC	67,541	466,177
Next PLC	3,323	536,989
Pearson PLC	9,682	140,794
Prudential PLC	15,646	208,683
RELX PLC	18,392	859,083
Rentokil Initial PLC	44,578	220,406
Rolls-Royce Holdings PLC	21,129	304,687
Schroders PLC	17,086	87,779
Segro PLC	76,148	646,199
Smith & Nephew PLC	12,869	241,378
Smiths Group PLC	5,243	166,940
Spirax Group PLC	2,592	255,545
Wise PLC, Class A(a)	4,403	62,725
		21,396,610
Total Common Stocks — 98.8% (Cost: $197,803,337)		219,694,523
Schedule of Investments
54

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Stocks
Germany — 0.2%
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	4,840	$256,726
Henkel AG & Co. KGaA, Preference Shares, NVS	2,193	185,111
Sartorius AG, Preference Shares, NVS	484	112,433
		554,270
Total Preferred Stocks — 0.2% (Cost: $584,053)		554,270
Total Long-Term Investments — 99.0% (Cost: $198,387,390)		220,248,793
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	1,012,269	1,012,775
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	20,000	20,000
Total Short-Term Securities — 0.5% (Cost: $1,032,767)		1,032,775
Total Investments — 99.5% (Cost: $199,420,157)		221,281,568
Other Assets Less Liabilities — 0.5%		1,055,414
Net Assets — 100.0%		$222,336,982

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,012,782 (a)	$—	$(15)	$8	$1,012,775	1,012,269	$267 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	—	(10,000)(a)	—	—	20,000	20,000	5,024	—
				$(15)	$8	$1,032,775		$5,291	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
STOXX Europe 600 Index	26	09/19/25	$838	$(3,077)
55
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF

Equity Swap contracts
Reference Entity	Counterparty	Notional Amount	Termination Date	Spread	Reference Rate	Payment Frequency	Value/ Unrealized Appreciation (Depreciation)
Long Contracts(a)
Hong Kong Exchanges & Clearing Ltd.	HSBC Bank PLC	$200,326	02/10/28	0.55%	HONIA	Monthly	$4,733
Redeia Corp. SA	HSBC Bank PLC	294,202	02/10/28	0.45%	1D ESTR	Monthly	5,724
Redeia Corp. SA	JPMorgan Chase Bank NA	376,156	02/11/26	0.28%	1D ESTR	Monthly	5,031
Singapore Exchange Ltd.	HSBC Bank PLC	109,909	02/10/28	0.55%	SORA	Monthly	3,735
Total long positions of equity swaps							19,223
Net dividends and financing fees							5,886
Total equity swap contracts including dividends and financing fees							$25,109

(a)
The Fund receives the total return on a reference entity and pays a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$25,109	$—
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$25,109	$—	$—	$—	$25,109
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,077	$—	$—	$—	$3,077

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$37,870	$—	$—	$—	$37,870
Swaps	—	—	29,477	—	—	—	29,477
	$—	$—	$67,347	$—	$—	$—	$67,347
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(9,188)	$—	$—	$—	$(9,188)
Swaps	—	—	12,921	—	—	—	12,921
	$—	$—	$3,733	$—	$—	$—	$3,733
Schedule of Investments
56

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$664,586
Equity swaps:
Average notional value — long	$587,411
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$5,337
Swaps - OTC(a)	25,109	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	25,109	5,337
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	(5,337)
Total derivative assets and liabilities subject to an MNA	$25,109	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
HSBC Bank PLC	$14,192	$—	$—	$—	$14,192
JPMorgan Chase Bank NA	5,031	—	—	—	5,031
	$19,223	$—	$—	$—	$19,223

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$32,829,490	$186,865,033	$—	$219,694,523
Preferred Stocks	—	554,270	—	554,270
Short-Term Securities
Money Market Funds	1,032,775	—	—	1,032,775
	$33,862,265	$187,419,303	$—	$221,281,568
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$25,109	$—	$25,109
57
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Paris-Aligned Climate Optimized MSCI World ex USA ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities
Equity Contracts	$(3,077)	$—	$—	$(3,077)
	$(3,077)	$25,109	$—	$22,032

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments
58

Statements of Assets and Liabilities
August 31, 2025

	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF	iShares MSCI World Small-Cap ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$9,829,963,695	$30,489,572	$169,453,731	$736,445,204
Investments, at value—affiliated(c)	12,923,396	682,554	9,308,814	39,617,539
Cash	6,760	825	20,630	56,563
Cash pledged for futures contracts	—	—	49,000	134,000
Foreign currency collateral pledged for futures contracts(d)	3,479,219	—	—	—
Foreign currency, at value(e)	15,052,693	68,102	493,178	853,257
Receivables:
Investments sold	223	5,145	—	134
Securities lending income—affiliated	4,434	400	5,941	110,318
Dividends—unaffiliated	19,311,726	44,149	482,301	890,203
Dividends—affiliated	3,668	546	458	4,182
Tax reclaims	18,694,056	4,605	510,745	60,132
Variation margin on futures contracts	—	29	—	—
Unrealized appreciation on OTC swaps	—	—	—	5
Total assets	9,899,439,870	31,295,927	180,324,798	778,171,537
LIABILITIES
Collateral on securities loaned, at value	11,259,586	429,165	9,209,847	38,395,310
Payables:
Investments purchased	73	1,031	384,147	328,929
Deferred foreign capital gain tax	—	204,963	17,557	5,489
Foreign taxes	—	21	4	—
Investment advisory fees	1,670,402	4,132	70,702	86,172
Professional fees	37,317	—	3,724	—
Due to custodian	—	99,970	—	—
Variation margin on futures contracts	370,937	—	6,506	11,145
Total liabilities	13,338,315	739,282	9,692,487	38,827,045
Commitments and contingent liabilities
NET ASSETS	$9,886,101,555	$30,556,645	$170,632,311	$739,344,492
NET ASSETS CONSIST OF
Paid-in capital	$7,865,096,727	$25,538,589	$277,830,336	$653,196,574
Accumulated earnings (loss)	2,021,004,828	5,018,056	(107,198,025)	86,147,918
NET ASSETS	$9,886,101,555	$30,556,645	$170,632,311	$739,344,492
NET ASSET VALUE
Shares outstanding	108,900,000	550,000	2,100,000	25,000,000
Net asset value	$90.78	$55.56	$81.25	$29.57
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$7,131,255,900	$23,235,106	$162,425,498	$658,057,791
(b) Securities loaned, at value	$10,720,410	$407,161	$8,758,516	$36,642,404
(c) Investments, at cost—affiliated	$12,923,396	$682,553	$9,308,633	$39,614,969
(d) Foreign currency collateral pledged, at cost	$3,471,583	$—	$—	$—
(e) Foreign currency, at cost	$15,019,105	$67,986	$494,138	$852,001
See notes to financial statements.
59
2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities (continued)
August 31, 2025

iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$220,248,793
Investments, at value—affiliated(c)	1,032,775
Cash	2,463
Cash pledged for futures contracts	58,000
Foreign currency, at value(d)	1,622,594
Receivables:
Securities lending income—affiliated	76
Swaps	4,306
Dividends—unaffiliated	334,503
Dividends—affiliated	490
Tax reclaims	93,699
Unrealized appreciation on OTC swaps	25,109
Total assets	223,422,808
LIABILITIES
Collateral on securities loaned, at value	1,012,782
Payables:
Swaps	45,552
Investment advisory fees	22,155
Variation margin on futures contracts	5,337
Total liabilities	1,085,826
Commitments and contingent liabilities
NET ASSETS	$222,336,982
NET ASSETS CONSIST OF
Paid-in capital	$201,152,464
Accumulated earnings	21,184,518
NET ASSETS	$222,336,982
NET ASSET VALUE
Shares outstanding	3,630,000
Net asset value	$61.25
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$198,387,390
(b) Securities loaned, at value	$999,781
(c) Investments, at cost—affiliated	$1,032,767
(d) Foreign currency, at cost	$1,617,196
See notes to financial statements.
Statements of Assets and Liabilities
60

Statements of Operations
Year Ended August 31, 2025

	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF	iShares MSCI World Small-Cap ETF(a)
INVESTMENT INCOME
Dividends—unaffiliated	$290,931,072	$884,037	$4,208,764	$4,135,582
Dividends—affiliated	107,327	9,940	6,318	13,538
Interest—unaffiliated	146,918	898	2,771	2,388
Securities lending income—affiliated—net	102,252	4,562	48,037	150,054
Other income—unaffiliated	183,624	—	7,605	—
Foreign taxes withheld	(21,945,541)	(91,731)	(313,867)	(253,820)
Foreign withholding tax claims	6,362,117	—	78,441	—
Total investment income	275,887,769	807,706	4,038,069	4,047,742
EXPENSES
Investment advisory	17,824,621	47,224	951,969	563,529
Professional	280,537	—	11,921	—
Interest expense	273	532	4,316	724
Commitment costs	—	495	1,223	—
Total expenses	18,105,431	48,251	969,429	564,253
Less:
Investment advisory fees waived	—	—	—	(281,764)
Total expenses after fees waived	18,105,431	48,251	969,429	282,489
Net investment income	257,782,338	759,455	3,068,640	3,765,253
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated(b)	(35,881,521)	(1,126,178)	(20,875,471)	5,337,811
Investments—affiliated	906	(32)	(1,161)	(341)
Foreign currency transactions	1,926,606	(10,193)	16,651	1,705
Futures contracts	4,340,314	3,805	123,430	162,143
In-kind redemptions—unaffiliated(c)	44,023,340	125,144	6,779,722	—
	14,409,645	(1,007,454)	(13,956,829)	5,501,318
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated(d)	843,654,859	5,833,569	9,658,979	78,381,924
Investments—affiliated	97	(39)	242	2,570
Foreign currency translations	359,732	(38)	(48,858)	2,541
Futures contracts	60,835	—	(50,640)	37,886
Swaps	—	—	—	5
	844,075,523	5,833,492	9,559,723	78,424,926
Net realized and unrealized gain (loss)	858,485,168	4,826,038	(4,397,106)	83,926,244
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,116,267,506	$5,585,493	$(1,328,466)	$87,691,497
(a) For the period from April 1, 2025 (commencement of operations) to August 31, 2025.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$—	$(74,145)	$(25,118)	$—
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction/increase in deferred foreign capital gain tax of	$—	$77,414	$51,059	$(5,489)
See notes to financial statements.
61
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations (continued)
Year Ended August 31, 2025

iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
INVESTMENT INCOME
Dividends—unaffiliated	$3,277,982
Dividends—affiliated	5,024
Interest—unaffiliated	4,258
Securities lending income—affiliated—net	267
Foreign taxes withheld	(439,797)
Total investment income	2,847,734
EXPENSES
Investment advisory	126,248
Interest expense	34
Total expenses	126,282
Net investment income	2,721,452
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(693,910)
Investments—affiliated	(15)
Foreign currency transactions	69,714
Futures contracts	37,870
In-kind redemptions—unaffiliated(a)	380,400
Swaps	29,477
(176,464)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	17,715,521
Investments—affiliated	8
Foreign currency translations	6,655
Futures contracts	(9,188)
Swaps	12,921
17,725,917
Net realized and unrealized gain	17,549,453
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,270,905
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
62

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EAFE ETF		iShares ESG MSCI EM Leaders ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$257,782,338	$219,945,868	$759,455	$992,068
Net realized gain (loss)	14,409,645	(27,745,814)	(1,007,454)	2,047,484
Net change in unrealized appreciation (depreciation)	844,075,523	1,224,889,402	5,833,492	390,451
Net increase in net assets resulting from operations	1,116,267,506	1,417,089,456	5,585,493	3,430,003
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(283,175,426)	(240,540,881)	(895,391)	(1,325,397)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	434,737,201	181,080,521	(4,729,355)	(24,534,088)
NET ASSETS
Total increase (decrease) in net assets	1,267,829,281	1,357,629,096	(39,253)	(22,429,482)
Beginning of year	8,618,272,274	7,260,643,178	30,595,898	53,025,380
End of year	$9,886,101,555	$8,618,272,274	$30,556,645	$30,595,898

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
63
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Global Sustainable Development Goals ETF		iShares MSCI World Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Period From 04/01/25(a) to 08/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,068,640	$5,304,371	$3,765,253
Net realized gain (loss)	(13,956,829)	(21,757,739)	5,501,318
Net change in unrealized appreciation (depreciation)	9,559,723	24,636,368	78,424,926
Net increase (decrease) in net assets resulting from operations	(1,328,466)	8,183,000	87,691,497
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(3,509,810)	(6,141,248)	(1,543,579)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(66,978,334)	(133,674,894)	653,196,574
NET ASSETS
Total increase (decrease) in net assets	(71,816,610)	(131,633,142)	739,344,492
Beginning of year	242,448,921	374,082,063	—
End of year	$170,632,311	$242,448,921	$739,344,492

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
64

Statements of Changes in Net Assets(continued)

	iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
	Year Ended 08/31/25	Period From 01/17/24(a) to 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,721,452	$912,436
Net realized loss	(176,464)	(255,634)
Net change in unrealized appreciation (depreciation)	17,725,917	4,172,349
Net increase in net assets resulting from operations	20,270,905	4,829,151
DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,564,556)	(722,905)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	150,742,532	49,781,855
NET ASSETS
Total increase in net assets	168,448,881	53,888,101
Beginning of period	53,888,101	—
End of period	$222,336,982	$53,888,101

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
65
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$83.35	$71.75	$62.03	$80.85	$65.21
Net investment income(a)	2.40 (b)	2.16 (b)	2.04	2.07	1.84
Net realized and unrealized gain (loss)(c)	7.67	11.82	9.35	(18.37)	15.47
Net increase (decrease) from investment operations	10.07	13.98	11.39	(16.30)	17.31
Distributions from net investment income(d)	(2.64)	(2.38)	(1.67)	(2.52)	(1.67)
Net asset value, end of year	$90.78	$83.35	$71.75	$62.03	$80.85
Total Return(e)
Based on net asset value	12.36%(b)	19.80%(b)	18.42%	(20.54)%	26.69%
Ratios to Average Net Assets(f)
Total expenses	0.20%	0.21%	0.20%	0.20%	0.20%
Total expenses excluding professional fees for foreign withholding tax claims	0.20%	0.20%	0.20%	0.20%	N/A
Net investment income	2.89%(b)	2.85%(b)	2.98%	2.84%	2.45%
Supplemental Data
Net assets, end of year (000)	$9,886,102	$8,618,272	$7,260,643	$6,376,262	$6,694,669
Portfolio turnover rate(g)	26%	25%	26%	27%	25%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025 and
August 31, 2024:
• Net investment income per share by $0.06 and $0.04.
.• Total return by 0.06% and 0.06%.
.• Ratio of net investment income to average net assets by 0.07% and 0.05%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
66

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares ESG MSCI EM Leaders ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$47.07	$44.19	$46.46	$63.49	$51.84
Net investment income(a)	1.28	1.15 (b)	1.07	0.96	1.01
Net realized and unrealized gain (loss)(c)	8.68	3.14	(1.30)	(16.79)	11.67
Net increase (decrease) from investment operations	9.96	4.29	(0.23)	(15.83)	12.68
Distributions(d)
From net investment income	(1.47)	(1.41)	(0.62)	(0.90)	(1.03)
From net realized gain	—	—	(1.42)	(0.30)	—
Total distributions	(1.47)	(1.41)	(2.04)	(1.20)	(1.03)
Net asset value, end of year	$55.56	$47.07	$44.19	$46.46	$63.49
Total Return(e)
Based on net asset value	21.55%	10.04%(b)	(0.48)%	(25.25)%(f)	24.68%
Ratios to Average Net Assets(g)
Total expenses	0.16%	0.18%	0.17%	0.16%	0.16%
Total expenses excluding professional fees for foreign withholding tax claims	0.16%	0.17%	N/A	N/A	N/A
Net investment income	2.57%	2.62%(b)	2.40%	1.60%	1.66%
Supplemental Data
Net assets, end of year (000)	$30,557	$30,596	$53,025	$60,394	$882,529
Portfolio turnover rate(h)	18%	17%	37%	17%	34%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2024:
• Net investment income per share by $0.04.
.• Total return by 0.13%.
.• Ratio of net investment income to average net assets by 0.10%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Includes payments received from an affiliate, which impacted the Fund's total return. Excluding payments, the Fund's total return would have been -26.07%.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
67
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Sustainable Development Goals ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$80.82	$78.75	$78.45	$100.03	$81.68
Net investment income(a)	1.21 (b)	1.34	1.43	1.81	1.12
Net realized and unrealized gain (loss)(c)	0.64	2.29	0.24	(21.60)	18.09
Net increase (decrease) from investment operations	1.85	3.63	1.67	(19.79)	19.21
Distributions from net investment income(d)	(1.42)	(1.56)	(1.37)	(1.79)	(0.86)
Net asset value, end of year	$81.25	$80.82	$78.75	$78.45	$100.03
Total Return(e)
Based on net asset value	2.45%(b)	4.71%	2.08%	(19.93)%	23.60%
Ratios to Average Net Assets(f)
Total expenses	0.50%	0.49%	0.49%	0.49%	0.49%
Total expenses excluding professional fees for foreign withholding tax claims	0.49%	N/A	0.49%	N/A	N/A
Net investment income	1.58%(b)	1.74%	1.82%	2.06%	1.19%
Supplemental Data
Net assets, end of year (000)	$170,632	$242,449	$374,082	$415,791	$565,145
Portfolio turnover rate(g)	64%	67%	44%	54%	70%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2025:
•  Net investment income per share by $0.03.
.•  Total return by 0.04%.
.•  Ratio of net investment income to average net assets by 0.03%.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
68

Financial Highlights(continued)
(For a share outstanding throughout each period)

iShares MSCI World Small-Cap ETF
Period From 04/01/25(a) to 08/31/25
Net asset value, beginning of period	$25.07
Net investment income(b)	0.23
Net realized and unrealized gain(c)	4.35
Net increase from investment operations	4.58
Distributions from net investment income(d)	(0.08)
Net asset value, end of period	$29.57
Total Return(e)
Based on net asset value	18.33%(f)
Ratios to Average Net Assets(g)
Total expenses	0.30%(h)
Total expenses after fees waived	0.15%(h)
Net investment income	2.00%(h)
Supplemental Data
Net assets, end of period (000)	$739,344
Portfolio turnover rate(i)	14%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
69
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
	Year Ended 08/31/25	Period From 01/17/24(a) to 08/31/24
Net asset value, beginning of period	$56.13	$49.02
Net investment income(b)	1.48	1.11
Net realized and unrealized gain(c)	5.10	6.71
Net increase from investment operations	6.58	7.82
Distributions from net investment income(d)	(1.46)	(0.71)
Net asset value, end of period	$61.25	$56.13
Total Return(e)
Based on net asset value	12.01%	16.06%(f)
Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%(h)
Net investment income	2.59%	3.39%(h)
Supplemental Data
Net assets, end of period (000)	$222,337	$53,888
Portfolio turnover rate(i)	18%	16%
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Not annualized.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
70

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
ESG Aware MSCI EAFE	Diversified
ESG MSCI EM Leaders	Diversified
MSCI Global Sustainable Development Goals	Diversified
MSCI World Small-Cap(a)	Diversified
Paris-Aligned Climate Optimized MSCI World ex USA(b)	Diversified

(a)	The Fund commenced operations on April 1, 2025.
(b)	Formerly the iShares Paris-Aligned Climate MSCI World ex USA ETF.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Certain Russian securities held by iShares ESG MSCI EM Leaders ETF declared dividends during the period. However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
71
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
• Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Notes to Financial Statements
72

Notes to Financial Statements  (continued)
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ESG Aware MSCI EAFE
Goldman Sachs & Co. LLC	$10,720,410	$(10,720,410)	$—	$—
ESG MSCI EM Leaders
Citigroup Global Markets Ltd.	$4,480	$(4,480)	$—	$—
Citigroup Global Markets, Inc.	189,945	(189,945)	—	—
HSBC Bank PLC	27,435	(27,435)	—	—
Macquarie Bank Ltd.	7,314	(7,314)	—	—
Morgan Stanley	79,721	(79,721)	—	—
State Street Bank & Trust Co.	78,606	(78,606)	—	—
UBS AG	19,660	(19,660)	—	—
	$407,161	$(407,161)	$—	$—
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2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Global Sustainable Development Goals
BNP Paribas SA	$461,477	$(461,477)	$—	$—
Citigroup Global Markets, Inc.	2,140,532	(2,140,532)	—	—
J.P. Morgan Securities LLC	5,560,081	(5,560,081)	—	—
Wells Fargo Securities LLC	596,426	(596,426)	—	—
	$8,758,516	$(8,758,516)	$—	$—
MSCI World Small-Cap
BofA Securities, Inc.	$8,292,750	$(8,292,750)	$—	$—
Goldman Sachs & Co. LLC	9,723,508	(9,723,508)	—	—
HSBC Bank PLC	741,743	(741,743)	—	—
J.P. Morgan Securities LLC	9,639,995	(9,639,995)	—	—
Jefferies LLC	1,241,573	(1,241,573)	—	—
Mizuho Securities USA LLC	4,044	(3,962)	—	82(b)
State Street Bank & Trust Co.	654,950	(654,950)	—	—
Toronto-Dominion Bank	860,915	(860,915)	—	—
Wells Fargo Bank N.A.	3,297,745	(3,297,745)	—	—
Wells Fargo Securities LLC	2,185,181	(2,185,181)	—	—
	$36,642,404	$(36,642,322)	$—	$82
Paris-Aligned Climate Optimized MSCI World ex USA
Citigroup Global Markets, Inc.	$517,732	$(517,732)	$—	$—
Jefferies LLC	108,329	(108,329)	—	—
UBS Securities LLC	238,522	(238,522)	—	—
Wells Fargo Securities LLC	135,198	(135,198)	—	—
	$999,781	$(999,781)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of August 31, 2025. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA.
The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
Notes to Financial Statements
74

Notes to Financial Statements  (continued)
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Total return swaps are entered into by the iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Equity swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Equity swaps are designed to function as direct economic investments in long or short equity positions. This means that the Fund will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid. Equity swaps incur interest charges and credits (“financing fees”) related to the notional value of the position. These interest charges and credits are based on a specified benchmark rate plus or minus a spread.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
75
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
ESG Aware MSCI EAFE	0.20%
ESG MSCI EM Leaders	0.16
MSCI Global Sustainable Development Goals	0.49
MSCI World Small-Cap	0.30
Paris-Aligned Climate Optimized MSCI World ex USA	0.12
Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).  For the iShares MSCI World Small-Cap ETF, BFA has elected to implement a voluntary fee waiver in order to limit the Fund’s total annual operating expenses after fee waiver to 0.15%. This voluntary waiver may be terminated by BFA at any time without notice.
This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2025, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:
iShares ETF	Amounts Waived
MSCI World Small-Cap	$281,764
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Notes to Financial Statements
76

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
ESG Aware MSCI EAFE	$30,205
ESG MSCI EM Leaders	1,112
MSCI Global Sustainable Development Goals	12,392
MSCI World Small-Cap	34,952
Paris-Aligned Climate Optimized MSCI World ex USA	107
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware MSCI EAFE	$788,208,827	$757,325,250	$11,693,527
ESG MSCI EM Leaders	452,018	131,641	16,569
MSCI Global Sustainable Development Goals	36,850,499	35,587,013	(1,770,137)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
ESG Aware MSCI EAFE	$2,374,550,561	$2,325,114,040
ESG MSCI EM Leaders	5,457,734	8,486,205
MSCI Global Sustainable Development Goals	123,849,583	132,036,844
MSCI World Small-Cap	74,772,313	60,598,590
Paris-Aligned Climate Optimized MSCI World ex USA	35,054,719	19,944,002
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
ESG Aware MSCI EAFE	$472,766,130	$107,845,561
ESG MSCI EM Leaders	—	1,916,728
MSCI Global Sustainable Development Goals	—	58,784,764
MSCI World Small-Cap	638,701,954	—
Paris-Aligned Climate Optimized MSCI World ex USA	137,502,753	3,120,660
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
77
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to nondeductible expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
ESG Aware MSCI EAFE	$43,318,478	$ (43,318,478)
ESG MSCI EM Leaders	110,245	(110,245)
MSCI Global Sustainable Development Goals	6,074,138	(6,074,138)
Paris-Aligned Climate Optimized MSCI World ex USA	344,546	(344,546)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
ESG Aware MSCI EAFE
Ordinary income	$283,175,426	$240,540,881
ESG MSCI EM Leaders
Ordinary income	$895,391	$1,325,397
MSCI Global Sustainable Development Goals
Ordinary income	$3,509,810	$6,141,248

iShares ETF	Period Ended 08/31/25
MSCI World Small-Cap
Ordinary income	$1,543,579

iShares ETF	Year Ended 08/31/25	Period Ended 08/31/24
Paris-Aligned Climate Optimized MSCI World ex USA
Ordinary income	$2,564,556	$722,905
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
ESG Aware MSCI EAFE	$76,747,953	$—	$(668,932,808)	$2,613,189,683	$2,021,004,828
ESG MSCI EM Leaders	530,490	—	(1,976,771)	6,464,337	5,018,056
MSCI Global Sustainable Development Goals	748,965	—	(112,726,295)	4,779,305	(107,198,025)
MSCI World Small-Cap	10,902,828	120,017	—	75,125,073	86,147,918
Paris-Aligned Climate Optimized MSCI World ex USA	1,999,977	—	(1,249,027)	20,433,568	21,184,518

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the accounting for swap agreements, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware MSCI EAFE	$7,232,191,960	$2,805,979,653	$(194,468,190)	$2,611,511,463
ESG MSCI EM Leaders	24,502,933	8,127,262	(1,458,069)	6,669,193
MSCI Global Sustainable Development Goals	174,009,605	19,521,942	(14,769,002)	4,752,940
MSCI World Small-Cap	700,934,721	88,479,528	(13,351,507)	75,128,021
Paris-Aligned Climate Optimized MSCI World ex USA	200,862,823	24,692,381	(4,273,636)	20,418,745
Notes to Financial Statements
78

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The iShares ESG MSCI EM Leaders ETF, iShares and MSCI Global Sustainable Development Goals ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
For the year ended August 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:
iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG MSCI EM Leaders	$390,000	$8,575	5.68%
MSCI Global Sustainable Development Goals	410,000	3,370	5.23
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Market Risk:  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability
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2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Notes to Financial Statements
80

Notes to Financial Statements  (continued)
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
ESG Aware MSCI EAFE
Shares sold	6,800,000	$542,912,698	3,900,000	$298,016,056
Shares redeemed	(1,300,000)	(108,175,497)	(1,700,000)	(116,935,535)
	5,500,000	$434,737,201	2,200,000	$181,080,521
ESG MSCI EM Leaders
Shares sold	—	$24,020	—	$40,761
Shares redeemed	(100,000)	(4,753,375)	(550,000)	(24,574,849)
	(100,000)	$(4,729,355)	(550,000)	$(24,534,088)
MSCI Global Sustainable Development Goals
Shares sold	—	$23,082	—	$40,643
Shares redeemed	(900,000)	(67,001,416)	(1,750,000)	(133,715,537)
	(900,000)	$(66,978,334)	(1,750,000)	$(133,674,894)

	Period Ended 08/31/25(a)
iShares ETF	Shares	Amount
MSCI World Small-Cap
Shares sold	25,000,000	$653,196,574

(a)	The Fund commenced operations on April 1, 2025.

	Year Ended 08/31/25		Period Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Paris-Aligned Climate Optimized MSCI World ex USA
Shares sold	2,730,000	$154,013,559	1,020,000	$52,935,806
Shares redeemed	(60,000)	(3,271,027)	(60,000)	(3,153,951)
	2,670,000	$150,742,532	960,000	$49,781,855
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
81
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
Certain of the outstanding foreign tax reclaims are not deemed by the Funds to meet the recognition criteria under U.S. GAAP as of August 31, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Funds of these amounts would have a positive impact on the applicable Fund's performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
The Internal Revenue Service ("IRS") has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares ESG Aware MSCI EAFE ETF and iShares MSCI Global Sustainable Development Goals ETF is able to pass through to its shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements
82

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of each of the five funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
iShares ESG Aware MSCI EAFE ETF(1)
iShares ESG MSCI EM Leaders ETF(1)
iShares MSCI Global Sustainable Development Goals ETF(1)
iShares MSCI World Small-Cap ETF (2)
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF(3)
(1) Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for each of the two years in the period ended August 31, 2025
(2) Statement of operations and statement of changes in net assets for the period April 1, 2025 (commencement of operations) through August 31, 2025
(3) Statement of operations for the year ended August 31, 2025 and statement of changes in net assets for the year ended August 31, 2025 and the period January 17, 2024 (commencement of operations) through August 31, 2024
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
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2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
ESG Aware MSCI EAFE	$274,212,484
ESG MSCI EM Leaders	425,892
MSCI Global Sustainable Development Goals	2,237,230
MSCI World Small-Cap	3,037,962
Paris-Aligned Climate Optimized MSCI World ex USA	2,997,635
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Business Income
MSCI Global Sustainable Development Goals	$207,770
MSCI World Small-Cap	246,089
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EAFE	$291,088,706	$14,438,613
ESG MSCI EM Leaders	882,147	164,009
MSCI Global Sustainable Development Goals	3,600,650	234,260
Paris-Aligned Climate Optimized MSCI World ex USA	3,295,852	397,393
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI Global Sustainable Development Goals	4.98%
MSCI World Small-Cap	10.21%
Important Tax Information
84

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
85
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF, iShares MSCI Global Sustainable Development Goals ETF, iShares MSCI Water Management Multisector ETF, iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract
86

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
87
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI World Small-Cap ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider the approval of the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement.  At a meeting held on March 19-20, 2025 the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA.  The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings.  The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.  In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates.  The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.
Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.
The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.
Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.
Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders.  The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds.  The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds, including related programs implemented pursuant to regulatory requirements.  In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund.  The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.
Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed
Board Review and Approval of Investment Advisory Contract
88

Board Review and Approval of Investment Advisory Contract (continued)
relationship had not yet commenced.  The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.
Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders.   The Board noted that the Advisory Agreement for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase.  However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates:  The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive character and scope of services provided to the iShares funds, as well as other significant differences.  In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates.  In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided.   The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.
Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the other benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced.  However, the Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board further considered other direct benefits that might accrue to BFA, including the potential for reduction in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds.  The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that will be provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.
89
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
1D ESTR	EUR - 1D Euro Short Term Rate
1D FEDL01	USD - 1D Overnight Fed Funds Effective Rate
1D OBFR01	USD - 1D Overnight Bank Funding Rate
1D SONIA	GBP - 1D Sterling Overnight Index Average
ADR	American Depositary Receipt
HONIA	HKD - Overnight Index Average
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor's
SORA	SGD - Overnight Rate Average
Glossary of Terms Used in this Report
90

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August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
• iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® Currency Hedged MSCI Eurozone ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Exchange-Traded Funds — 100.0%
iShares MSCI Eurozone ETF(a)(b)	12,127,992	$725,375,201
Total Investment Companies (Cost: $624,414,122)		725,375,201
Short-Term Securities
Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(a)(c)(d)	37,456,212	37,474,940
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(a)(c)	370,000	370,000
Total Short-Term Securities — 5.2% (Cost: $37,843,296)		37,844,940
Total Investments in Securities — 105.2% (Cost: $662,257,418)		763,220,141
Liabilities in Excess of Other Assets — (5.2)%		(37,529,346)
Net Assets — 100.0%		$725,690,795

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$37,475,253 (a)	$—	$(1,957)	$1,644	$37,474,940	37,456,212	$174,266 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	160,000 (a)	—	—	—	370,000	370,000	30,969	—
iShares MSCI Eurozone ETF	419,592,061	483,989,689	(273,190,236)	18,452,236	76,531,451	725,375,201	12,127,992	17,087,197	—
				$18,450,279	$76,533,095	$763,220,141		$17,292,432	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	530,000	USD	618,960	Barclays Bank PLC	09/02/25	$1,087
EUR	7,167,000	USD	8,397,324	State Street Bank & Trust Company	10/02/25	2,983
USD	736,175,240	EUR	628,053,345	Societe Generale	10/02/25	45,661
						49,731
EUR	628,053,345	USD	734,759,608	Societe Generale	09/02/25	$(75)
USD	658,308,144	EUR	574,594,345	Bank of America N.A.	09/02/25	(13,909,711)
USD	34,991,325	EUR	30,017,000	Barclays Bank PLC	09/02/25	(125,560)
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Pur- chased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,060,753	EUR	1,800,000	BNP Paribas SA	09/02/25	$(45,067)
USD	25,425,772	EUR	22,172,000	State Street Bank & Trust Company	09/02/25	(513,248)
EUR	596,000	USD	698,968	State Street Bank & Trust Company	10/02/25	(408)
						(14,594,069)
						$(14,544,338)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$49,731	$—	$—	$49,731
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$14,594,069	$—	$—	$14,594,069
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(41,830,280)	$—	$—	$(41,830,280)
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(6,261,223)	$—	$—	$(6,261,223)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$552,174,671
Average amounts sold — in USD	$1,097,390,187
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$49,731	$14,594,069
Total derivative assets and liabilities in the Statement of Assets and Liabilities	49,731	14,594,069
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to an MNA	$49,731	$14,594,069
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Eurozone ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$1,087	$(1,087)	$—	$—	$—
Societe Generale	45,661	(75)	—	—	45,586
State Street Bank & Trust Company	2,983	(2,983)	—	—	—
	$49,731	$(4,145)	$—	$—	$45,586

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$13,909,711	$—	$—	$—	$13,909,711
Barclays Bank PLC	125,560	(1,087)	—	—	124,473
BNP Paribas SA	45,067	—	—	—	45,067
Societe Generale	75	(75)	—	—	—
State Street Bank & Trust Company	513,656	(2,983)	—	—	510,673
	$14,594,069	$(4,145)	$—	$—	$14,589,924

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$725,375,201	$—	$—	$725,375,201
Short-Term Securities
Money Market Funds	37,844,940	—	—	37,844,940
	$763,220,141	$—	$—	$763,220,141
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$49,731	$—	$49,731
Liabilities
Foreign Currency Exchange Contracts	—	(14,594,069)	—	(14,594,069)
	$—	$(14,544,338)	$—	$(14,544,338)

(a)
Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation
(depreciation) on the instrument.

See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® Currency Hedged MSCI Japan ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Exchange-Traded Funds — 99.9%
iShares MSCI Japan ETF(a)(b)	4,861,569	$380,563,622
Total Investment Companies (Cost: $335,956,312)		380,563,622
Short-Term Securities
Money Market Funds — 22.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(a)(c)(d)	83,761,992	83,803,873
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(a)(c)	220,000	220,000
Total Short-Term Securities — 22.0% (Cost: $84,019,317)		84,023,873
Total Investments in Securities — 121.9% (Cost: $419,975,629)		464,587,495
Liabilities in Excess of Other Assets — (21.9)%		(83,522,437)
Net Assets — 100.0%		$381,065,058

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$157,918,478	$—	$(74,120,695)(a)	$(5,160)	$11,250	$83,803,873	83,761,992	$453,255 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	250,000	—	(30,000)(a)	—	—	220,000	220,000	16,751	—
iShares MSCI Japan ETF	400,070,506	170,841,660	(221,116,266)	7,900,286	22,867,436	380,563,622	4,861,569	8,350,245	—
				$7,895,126	$22,878,686	$464,587,495		$8,820,251	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	340,364,000	USD	2,308,725	Barclays Bank PLC	09/02/25	$7,385
JPY	191,154,000	USD	1,304,730	JPMorgan Chase Bank N.A.	10/02/25	226
USD	372,139,798	JPY	54,458,268,238	Bank of America N.A.	10/02/25	368,107
USD	15,059,355	JPY	2,203,766,000	JPMorgan Chase Bank N.A.	10/02/25	14,848
						390,566
JPY	54,458,268,238	USD	370,905,964	Bank of America N.A.	09/02/25	$(328,113)
USD	346,393,396	JPY	51,962,958,238	Barclays Bank PLC	09/02/25	(7,204,360)
Schedule of Investments
6

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,496,514	JPY	1,874,618,000	HSBC Bank PLC	09/02/25	$(259,895)
USD	6,395,800	JPY	961,056,000	UBS AG	09/02/25	(143,997)
						(7,936,365)
						$(7,545,799)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$390,566	$—	$—	$390,566
Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$7,936,365	$—	$—	$7,936,365
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$10,888,569	$—	$—	$10,888,569
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$1,572,087	$—	$—	$1,572,087
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$380,725,050
Average amounts sold — in USD	$733,851,169
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End
The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$390,566	$7,936,365
Total derivative assets and liabilities in the Statement of Assets and Liabilities	390,566	7,936,365
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	—	—
Total derivative assets and liabilities subject to an MNA	$390,566	$7,936,365
7
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® Currency Hedged MSCI Japan ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$368,107	$(328,113)	$—	$—	$39,994
Barclays Bank PLC	7,385	(7,385)	—	—	—
JPMorgan Chase Bank N.A.	15,074	—	—	—	15,074
	$390,566	$(335,498)	$—	$—	$55,068

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$328,113	$(328,113)	$—	$—	$—
Barclays Bank PLC	7,204,360	(7,385)	—	—	7,196,975
HSBC Bank PLC	259,895	—	—	—	259,895
UBS AG	143,997	—	—	—	143,997
	$7,936,365	$(335,498)	$—	$—	$7,600,867

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$380,563,622	$—	$—	$380,563,622
Short-Term Securities
Money Market Funds	84,023,873	—	—	84,023,873
	$464,587,495	$—	$—	$464,587,495
Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$390,566	$—	$390,566
Liabilities
Foreign Currency Exchange Contracts	—	(7,936,365)	—	(7,936,365)
	$—	$(7,545,799)	$—	$(7,545,799)

(a)
Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation
(depreciation) on the instrument.

See notes to financial statements.
Schedule of Investments
8

Statements of Assets and Liabilities
August 31, 2025

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Japan ETF
ASSETS
Investments, at value—affiliated(a)(b)	$763,220,141	$464,587,495
Cash	8,006	9,765
Receivables:
Investments sold	14,488,171	7,790,803
Securities lending income—affiliated	7,957	21,490
Dividends—affiliated	1,312	776
Unrealized appreciation on forward foreign currency exchange contracts	49,731	390,566
Total assets	777,775,318	472,800,895
LIABILITIES
Collateral on securities loaned, at value	37,472,420	83,799,360
Payables:
Investment advisory fees	18,034	112
Unrealized depreciation on forward foreign currency exchange contracts	14,594,069	7,936,365
Total liabilities	52,084,523	91,735,837
Commitments and contingent liabilities
NET ASSETS	$725,690,795	$381,065,058
NET ASSETS CONSIST OF
Paid-in capital	$713,277,162	$357,617,229
Accumulated earnings	12,413,633	23,447,829
NET ASSETS	$725,690,795	$381,065,058
NET ASSET VALUE
Shares outstanding	17,800,000	8,000,000
Net asset value	$40.77	$47.63
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—affiliated	$662,257,418	$419,975,629
(b) Securities loaned, at value	$36,502,043	$80,985,357
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Statements of Operations
Year Ended August 31, 2025

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Japan ETF
INVESTMENT INCOME
Dividends—affiliated	$17,118,166	$8,366,996
Securities lending income—affiliated—net	174,266	453,255
Other income—unaffiliated	—	36,495
Total investment income	17,292,432	8,856,746
EXPENSES
Investment advisory	3,282,554	1,899,700
Commitment costs	5,282	3,584
Interest expense	664	295
Total expenses	3,288,500	1,903,579
Less:
Investment advisory fees waived	(3,129,667)	(1,899,932)
Total expenses after fees waived	158,833	3,647
Net investment income	17,133,599	8,853,099
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—affiliated	2,692,530	(341,630)
Forward foreign currency exchange contracts	(41,830,280)	10,888,569
In-kind redemptions—affiliated(a)	15,757,749	8,236,756
	(23,380,001)	18,783,695
Net change in unrealized appreciation (depreciation) on:
Investments—affiliated	76,533,095	22,878,686
Forward foreign currency exchange contracts	(6,261,223)	1,572,087
	70,271,872	24,450,773
Net realized and unrealized gain	46,891,871	43,234,468
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,025,470	$52,087,567
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations
10

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$17,133,599	$11,770,550	$8,853,099	$5,626,609
Net realized gain (loss)	(23,380,001)	18,386,833	18,783,695	34,561,633
Net change in unrealized appreciation (depreciation)	70,271,872	31,672,538	24,450,773	21,362,331
Net increase in net assets resulting from operations	64,025,470	61,829,921	52,087,567	61,550,573
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,008,056)	(11,787,836)	(8,867,653)	(5,618,246)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	258,276,582	38,661,295	(64,376,742)	130,692,124
Capital contribution from affiliate	—	—	104,238	—
NET ASSETS
Total increase (decrease) in net assets	305,293,996	88,703,380	(21,052,590)	186,624,451
Beginning of year	420,396,799	331,693,419	402,117,648	215,493,197
End of year	$725,690,795	$420,396,799	$381,065,058	$402,117,648

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
11
2025 iShares Annual Financial Statements and Additional Information

Financial Highlights
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$36.40	$31.74	$30.98	$37.33	$28.36
Net investment income(a)	1.26	1.05	0.75	1.18	0.83
Net realized and unrealized gain (loss)(b)	4.21	4.61	6.16	(6.17)	9.00
Net increase (decrease) from investment operations	5.47	5.66	6.91	(4.99)	9.83
Distributions(c)
From net investment income	(1.10)	(1.00)	(0.71)	(1.36)	(0.86)
From net realized gain	—	—	(5.44)	(0.00)(d)	—
Total distributions	(1.10)	(1.00)	(6.15)	(1.36)	(0.86)
Net asset value, end of year	$40.77	$36.40	$31.74	$30.98	$37.33
Total Return(e)
Based on net asset value	15.18%	17.97%	24.30%	(13.50)%	35.04%
Ratios to Average Net Assets(f)
Total expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%
Net investment income	3.24%	3.06%	2.40%	3.32%	2.52%
Supplemental Data
Net assets, end of year (000)	$725,691	$420,397	$331,693	$353,138	$744,670
Portfolio turnover rate(g)	13%	11%	14%	6%	14%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights
12

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$41.89	$33.94	$38.73	$38.66	$31.50
Net investment income(a)	1.05	0.75	0.25	1.02	0.51
Net realized and unrealized gain (loss)(b)	5.76	8.01	7.27	(0.09)	7.06
Net increase from investment operations	6.81	8.76	7.52	0.93	7.57
Distributions(c)
From net investment income	(1.08)	(0.81)	(0.27)	(0.86)	(0.41)
From net realized gain	—	—	(12.04)	(0.00)(d)	—
Total distributions	(1.08)	(0.81)	(12.31)	(0.86)	(0.41)
Capital contributions(e)	0.01	—	—	—	—
Net asset value, end of year	$47.63	$41.89	$33.94	$38.73	$38.66
Total Return(f)
Based on net asset value	16.58%(g)	26.11%	27.07%	2.43%	24.08%
Ratios to Average Net Assets(h)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Total expenses after fees waived	0.00%(i)	0.00%(i)	0.00%(i)	0.01%	0.00%(i)
Net investment income	2.47%	1.91%	0.74%	2.62%	1.38%
Supplemental Data
Net assets, end of year (000)	$381,065	$402,118	$215,493	$464,751	$535,398
Portfolio turnover rate(j)	15%	20%	29%	6%	7%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Rounds to less than $0.01.
(e) Payment received related to certain shareholder transactions.
(f) Where applicable, assumes the reinvestment of distributions.
(g) Includes capital contributions from affiliate, which impacted the Fund’s total return. Excluding the capital contributions from affiliate, the Fund’s total return is 16.54%.
(h) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i) Rounds to less than 0.01%.
(j) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
13
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Japan	Diversified
Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.   However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Notes to Financial Statements
14

Notes to Financial Statements  (continued)
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
15
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Currency Hedged MSCI Eurozone
Goldman Sachs & Co. LLC	$26,753,013	$(26,753,013)	$—	$—
Morgan Stanley	9,749,030	(9,749,030)	—	—
	$36,502,043	$(36,502,043)	$—	$—
Currency Hedged MSCI Japan
Barclays Bank PLC	$76,479,560	$(76,479,560)	$—	$—
BofA Securities, Inc.	4,505,797	(4,505,797)	—	—
	$80,985,357	$(80,985,357)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.  Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of  Assets and Liabilities.   A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors ("BFA") manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. ("BlackRock"). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:
iShares ETF	Investment Advisory Fees
Currency Hedged MSCI Eurozone	0.62%
Currency Hedged MSCI Japan	0.53
Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.
For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.
For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2025 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.
17
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2025, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
iShares ETF	Amounts Waived
Currency Hedged MSCI Eurozone	$3,129,667
Currency Hedged MSCI Japan	1,899,932
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and  the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
Currency Hedged MSCI Eurozone	$46,371
Currency Hedged MSCI Japan	130,316
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: During the year ended August 31, 2025, iShares Currency Hedged MSCI Japan ETF received a reimbursement of $104,238 from an affiliate, which is included in capital contributions by affiliate in the Statements of Changes in Net Assets, related to an operating event.
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
Currency Hedged MSCI Eurozone	$68,162,779	$121,830,563
Currency Hedged MSCI Japan	70,209,768	54,581,240
Notes to Financial Statements
18

Notes to Financial Statements  (continued)
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$415,826,910	$151,359,673
Currency Hedged MSCI Japan	100,631,892	166,535,027
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Eurozone	$15,092,041	$ (15,092,041)
Currency Hedged MSCI Japan	8,143,707	(8,143,707)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
Currency Hedged MSCI Eurozone
Ordinary income	$17,008,056	$11,787,836
Currency Hedged MSCI Japan
Ordinary income	$8,867,653	$5,618,246
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Currency Hedged MSCI Eurozone	$125,543	$(87,783,954)	$100,072,044	$12,413,633
Currency Hedged MSCI Japan	—	(20,594,277)	44,042,106	23,447,829

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts.

For the year ended August 31, 2025, the iShares Currency Hedged MSCI Japan ETF utilized $12,492,788 of its capital loss carryforwards.
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Eurozone	$663,148,097	$115,556,792	$(15,484,748)	$100,072,044
Currency Hedged MSCI Japan	420,545,389	52,548,231	(8,506,125)	44,042,106
19
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Eurozone
Shares sold	10,250,000	$409,255,096	5,150,000	$175,902,351
Shares redeemed	(4,000,000)	(150,978,514)	(4,050,000)	(137,241,056)
	6,250,000	$258,276,582	1,100,000	$38,661,295
Notes to Financial Statements
20

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Japan
Shares sold	2,350,000	$100,480,632	10,950,000	$419,917,708
Shares redeemed	(3,950,000)	(164,857,374)	(7,700,000)	(289,225,584)
	(1,600,000)	$(64,376,742)	3,250,000	$130,692,124
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
21
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
22

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Eurozone	$16,969,462
Currency Hedged MSCI Japan	6,755,881
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Eurozone	$18,810,879	$1,723,992
Currency Hedged MSCI Japan	9,224,411	874,364
23
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information
24

Board Review and Approval of Investment Advisory Contract
iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
25
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid
Board Review and Approval of Investment Advisory Contract
26

Board Review and Approval of Investment Advisory Contract (continued)
for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
27
2025 iShares Annual Financial Statements and Additional Information

Glossary of Terms Used in these Financial Statements

Currency Abbreviation
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
Glossary of Terms Used in this Report
28

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Want to know more?
iShares.com | 1-800-474-2737
This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI United Kingdom ETF | EWU | NYSE Arca

2

Schedule of Investments
August 31, 2025
iShares® MSCI United Kingdom ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 7.1%
BAE Systems PLC	3,034,519	$71,920,669
Melrose Industries PLC	1,271,807	10,099,430
Rolls-Royce Holdings PLC	8,510,705	122,727,220
		204,747,319
Banks — 15.6%
Barclays PLC	14,245,452	69,413,038
HSBC Holdings PLC	17,569,382	224,912,306
Lloyds Banking Group PLC	60,338,442	64,726,995
NatWest Group PLC	8,158,820	56,313,297
Standard Chartered PLC	1,990,167	37,290,903
		452,656,539
Beverages — 2.5%
Coca-Cola HBC AG, Class DI	218,613	11,058,382
Diageo PLC	2,241,654	62,169,641
		73,228,023
Broadline Retail — 0.7%
Next PLC	117,580	19,000,651
Capital Markets — 4.0%
3i Group PLC	980,553	53,272,193
London Stock Exchange Group PLC	478,649	59,320,408
Schroders PLC	725,879	3,729,179
		116,321,780
Commercial Services & Supplies — 0.4%
Rentokil Initial PLC	2,544,606	12,581,259
Consumer Staples Distribution & Retail — 1.9%
J Sainsbury PLC	1,750,297	7,082,568
Marks & Spencer Group PLC	2,062,639	9,633,492
Tesco PLC	6,612,319	37,796,314
		54,512,374
Diversified Consumer Services — 0.3%
Pearson PLC	598,267	8,699,884
Diversified REITs — 0.2%
Land Securities Group PLC	708,436	5,309,536
Diversified Telecommunication Services — 0.6%
BT Group PLC	6,024,040	17,637,121
Electric Utilities — 0.9%
SSE PLC	1,114,651	26,047,519
Electronic Equipment, Instruments & Components — 0.6%
Halma PLC	380,032	16,895,166
Financial Services — 0.6%
M&G PLC	2,281,242	8,171,502
Wise PLC, Class A(a)(b)	671,982	9,573,019
		17,744,521
Food Products — 0.3%
Associated British Foods PLC	327,898	9,582,380
Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	833,908	15,641,255
Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(a)(c)	122,262	2
Hotels, Restaurants & Leisure — 3.1%
Compass Group PLC	1,709,881	58,114,921
Entain PLC	609,531	7,239,198
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
InterContinental Hotels Group PLC	148,145	$17,983,431
Whitbread PLC	176,293	7,505,385
		90,842,935
Household Durables — 0.2%
Barratt Redrow PLC	1,377,595	6,697,264
Household Products — 1.8%
Reckitt Benckiser Group PLC	684,191	51,155,171
Industrial Conglomerates — 0.6%
DCC PLC	99,550	6,330,871
Smiths Group PLC	335,241	10,674,243
		17,005,114
Industrial REITs — 0.4%
Segro PLC	1,289,892	10,946,149
Insurance — 3.5%
Admiral Group PLC	261,434	12,811,134
Aviva PLC	3,079,423	27,117,243
Legal & General Group PLC	5,776,388	19,332,940
Phoenix Group Holdings PLC	705,978	6,502,585
Prudential PLC	2,609,813	34,809,118
		100,573,020
Interactive Media & Services — 0.3%
Auto Trader Group PLC(d)	878,062	9,535,219
Machinery — 0.3%
Spirax Group PLC	74,096	7,305,120
Media — 0.7%
Informa PLC	1,324,614	15,603,275
WPP PLC	1,077,858	5,715,470
		21,318,745
Metals & Mining — 5.6%
Anglo American PLC, NVS	1,127,364	34,717,086
Antofagasta PLC	397,242	11,526,498
Fresnillo PLC	223,937	5,425,110
Glencore PLC	10,211,022	40,339,115
Rio Tinto PLC	1,136,898	71,069,558
		163,077,367
Multi-Utilities — 2.8%
Centrica PLC	4,890,652	10,634,767
National Grid PLC	4,937,751	69,356,040
		79,990,807
Oil, Gas & Consumable Fuels — 10.8%
BP PLC	15,987,766	93,522,329
Shell PLC	5,935,327	218,534,845
		312,057,174
Paper & Forest Products — 0.2%
Mondi PLC	440,881	6,206,416
Personal Care Products — 5.4%
Unilever PLC	2,469,475	155,786,939
Pharmaceuticals — 13.1%
AstraZeneca PLC	1,562,043	249,012,028
GSK PLC	4,113,777	81,288,580
Haleon PLC	9,026,431	44,421,230
Hikma Pharmaceuticals PLC	168,206	4,063,508
		378,785,346
Professional Services — 5.0%
Experian PLC	925,621	47,980,039
3
2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI United Kingdom ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Professional Services (continued)
Intertek Group PLC	158,572	$10,057,764
RELX PLC	1,849,465	86,387,797
		144,425,600
Software — 0.5%
Sage Group PLC (The)	980,792	14,387,374
Specialty Retail — 0.3%
JD Sports Fashion PLC	2,597,994	3,372,286
Kingfisher PLC	1,780,849	6,202,884
		9,575,170
Tobacco — 5.2%
British American Tobacco PLC	2,100,473	119,280,813
Imperial Brands PLC	777,624	32,841,149
		152,121,962
Trading Companies & Distributors — 1.5%
Ashtead Group PLC	429,819	31,668,226
Bunzl PLC	327,162	11,057,030
		42,725,256
Water Utilities — 0.7%
Severn Trent PLC	272,681	9,525,243
United Utilities Group PLC	686,911	10,671,880
		20,197,123
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC	19,612,545	23,484,508
Total Long-Term Investments — 99.0% (Cost: $2,706,316,067)		2,868,805,108
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	5,182,350	$5,184,941
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	1,060,000	1,060,000
Total Short-Term Securities — 0.2% (Cost: $6,244,638)		6,244,941
Total Investments — 99.2% (Cost: $2,712,560,705)		2,875,050,049
Other Assets Less Liabilities — 0.8%		22,249,347
Net Assets — 100.0%		$2,897,299,396

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,916,847	$2,268,736 (a)	$—	$(1,237)	$595	$5,184,941	5,182,350	$8,950 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,690,000	—	(2,630,000)(a)	—	—	1,060,000	1,060,000	68,547	—
				$(1,237)	$595	$6,244,941		$77,497	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	223	09/19/25	$27,803	$276,569
Schedule of Investments
4

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$276,569	$—	$—	$—	$276,569

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,473,410	$—	$—	$—	$1,473,410
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(343,063)	$—	$—	$—	$(343,063)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$24,539,226
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$2,868,805,106	$2	$2,868,805,108
Short-Term Securities
Money Market Funds	6,244,941	—	—	6,244,941
	$6,244,941	$2,868,805,106	$2	$2,875,050,049
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$276,569	$—	$276,569

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
5
2025 iShares Annual Financial Statements and Additional Information

Statement of Assets and Liabilities
August 31, 2025

iShares MSCI United Kingdom ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$2,868,805,108
Investments, at value—affiliated(c)	6,244,941
Cash	17
Foreign currency collateral pledged for futures contracts(d)	1,834,121
Foreign currency, at value(e)	5,911,284
Receivables:
Securities lending income—affiliated	719
Dividends—unaffiliated	20,894,496
Dividends—affiliated	2,506
Tax reclaims	72,454
Total assets	2,903,765,646
LIABILITIES
Collateral on securities loaned, at value	5,185,875
Payables:
Investments purchased	31
Investment advisory fees	1,218,306
Variation margin on futures contracts	62,038
Total liabilities	6,466,250
Commitments and contingent liabilities
NET ASSETS	$2,897,299,396
NET ASSETS CONSIST OF
Paid-in capital	$3,468,596,514
Accumulated loss	(571,297,118)
NET ASSETS	$2,897,299,396
NET ASSET VALUE
Shares outstanding	69,900,000
Net asset value	$41.45
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$2,706,316,067
(b) Securities loaned, at value	$4,925,180
(c) Investments, at cost—affiliated	$6,244,638
(d) Foreign currency collateral pledged, at cost	$1,831,003
(e) Foreign currency, at cost	$5,914,794
See notes to financial statements.
Statement of Assets and Liabilities
6

Statement of Operations
Year Ended August 31, 2025

iShares MSCI United Kingdom ETF
INVESTMENT INCOME
Dividends—unaffiliated	$117,311,555
Dividends—affiliated	68,547
Interest—unaffiliated	54,366
Securities lending income—affiliated—net	8,950
Foreign taxes withheld	(97,754)
Total investment income	117,345,664
EXPENSES
Investment advisory	15,461,986
Commitment costs	31,458
Total expenses	15,493,444
Net investment income	101,852,220
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(68,165,336)
Investments—affiliated	(1,237)
Foreign currency transactions	1,914,900
Futures contracts	1,473,410
In-kind redemptions—unaffiliated(a)	201,055,930
136,277,667
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	190,580,580
Investments—affiliated	595
Foreign currency translations	(342,494)
Futures contracts	(343,063)
189,895,618
Net realized and unrealized gain	326,173,285
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$428,025,505
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
7
2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares MSCI United Kingdom ETF
	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$101,852,220	$95,599,369
Net realized gain (loss)	136,277,667	(46,780,357)
Net change in unrealized appreciation (depreciation)	189,895,618	507,559,075
Net increase in net assets resulting from operations	428,025,505	556,378,087
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(125,556,497)	(113,771,316)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(661,894,111)	116,364,212
NET ASSETS
Total increase (decrease) in net assets	(359,425,103)	558,970,983
Beginning of year	3,256,724,499	2,697,753,516
End of year	$2,897,299,396	$3,256,724,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets
8

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$37.39	$31.96	$28.90	$33.05	$26.88
Net investment income(a)	1.21	1.18	1.10	1.26	1.20
Net realized and unrealized gain (loss)(b)	4.39	5.68	3.05	(3.95)	5.87
Net increase (decrease) from investment operations	5.60	6.86	4.15	(2.69)	7.07
Distributions from net investment income(c)	(1.54)	(1.43)	(1.09)	(1.46)	(0.90)
Net asset value, end of year	$41.45	$37.39	$31.96	$28.90	$33.05
Total Return(d)
Based on net asset value	15.49%	22.02%	14.46%	(8.50)%	26.46%
Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.26%	3.51%	3.54%	3.90%	3.91%
Supplemental Data
Net assets, end of year (000)	$2,897,299	$3,256,724	$2,697,754	$3,299,842	$3,579,181
Portfolio turnover rate(f)	5%	10%	6%	7%	9%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
9
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
iShares ETF	Diversification Classification
MSCI United Kingdom	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: The Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests.  These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Notes to Financial Statements
10

Notes to Financial Statements  (continued)
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The
11
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.
Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI United Kingdom
J.P. Morgan Securities LLC	$4,925,180	$(4,925,180)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of  Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or
Notes to Financial Statements
12

Notes to Financial Statements  (continued)
payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended August 31, 2025, the Fund paid BTC $3,583 for securities lending agent services.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
13
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI United Kingdom	$31,123,438	$27,439,632	$(16,248,903)
The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI United Kingdom	$187,340,250	$146,522,733
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI United Kingdom	$243,891,656	$956,539,824
8. INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI United Kingdom	$187,680,663	$ (187,680,663)
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI United Kingdom
Ordinary income	$125,556,497	$113,771,316
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI United Kingdom	$36,632,042	$(726,376,539)	$118,447,379	$(571,297,118)
Notes to Financial Statements
14

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI United Kingdom	$2,756,676,012	$393,420,697	$(275,046,660)	$118,374,037
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Fund did not borrow under the Syndicated Credit Agreement.
10. PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and
15
2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund's investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.  In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI United Kingdom
Shares sold	9,400,000	$344,497,707	12,200,000	$427,652,805
Shares redeemed	(26,600,000)	(1,006,391,818)	(9,500,000)	(311,288,593)
	(17,200,000)	$(661,894,111)	2,700,000	$116,364,212
Notes to Financial Statements
16

Notes to Financial Statements  (continued)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were available to be issued and the following item was noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
17
2025 iShares Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI United Kingdom ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares MSCI United Kingdom ETF (one of the funds constituting iShares Trust, referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025,  the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm
18

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI United Kingdom	$115,012,856
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$117,311,556	$97,754
19
2025 iShares Annual Financial Statements and Additional Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.
Additional Information
20

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI United Kingdom ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Fund, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Fund from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
21
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract
iShares MSCI United Kingdom ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the
Board Review and Approval of Investment Advisory Contract
22

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
23
2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract
24

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
NVS	Non-Voting Shares
25
2025 iShares Annual Financial Statements and Additional Information

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Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

August 31, 2025

2025 Annual Financial Statements and Additional Information

iShares Trust
• iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ
• iShares MSCI China ETF | MCHI | NASDAQ
• iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
• iShares MSCI Indonesia ETF | EIDO | NYSE Arca
• iShares MSCI Peru and Global Exposure ETF | EPU | NYSE Arca
• iShares MSCI Philippines ETF | EPHE | NYSE Arca
• iShares MSCI Poland ETF | EPOL | NYSE Arca
• iShares MSCI Qatar ETF | QAT | NASDAQ
• iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca
• iShares MSCI UAE ETF | UAE | NASDAQ

Schedule of Investments
August 31, 2025
iShares® MSCI Brazil Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.9%
Fras-Le SA	194,432	$835,557
Mahle-Metal Leve SA	150,409	776,201
		1,611,758
Banks — 3.2%
Inter & Co. Inc., Class A	671,928	5,771,861
Broadline Retail — 0.8%
Magazine Luiza SA	922,579	1,393,606
Capital Markets — 1.7%
Patria Investments Ltd., Class A	180,688	2,446,516
Vinci Compass Investments Ltd.	68,774	691,866
		3,138,382
Commercial Services & Supplies — 2.8%
GPS Participacoes e Empreendimentos SA(a)	1,127,377	3,593,068
Orizon Valorizacao de Residuos SA(b)	133,341	1,351,400
		4,944,468
Communications Equipment — 0.3%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	272,665	624,099
Consumer Staples Distribution & Retail — 5.2%
Grupo Mateus SA	1,559,467	2,099,672
Sendas Distribuidora SA	3,751,498	7,279,021
		9,378,693
Diversified Consumer Services — 1.9%
Afya Ltd., Class A	41,548	630,698
Cogna Educacao SA	5,206,218	2,803,869
		3,434,567
Electric Utilities — 3.2%
Alupar Investimento SA	457,238	2,513,108
Transmissora Alianca de Energia Eletrica SA	514,758	3,310,606
		5,823,714
Financial Services — 8.5%
Pagseguro Digital Ltd., Class A	551,224	4,938,967
StoneCo Ltd., Class A(b)(c)	618,640	10,189,001
		15,127,968
Food Products — 5.1%
M Dias Branco SA	188,096	1,029,318
Marfrig Global Foods SA	595,032	2,735,994
Minerva SA(b)	1,241,095	1,380,304
Sao Martinho SA	432,423	1,451,552
SLC Agricola SA	491,967	1,587,912
Tres Tentos Agroindustrial SA	346,436	934,803
		9,119,883
Ground Transportation — 1.1%
Simpar SA	847,719	811,469
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,349,586	1,077,807
		1,889,276
Health Care Providers & Services — 6.0%
Fleury SA	683,126	1,876,065
Hapvida Participacoes e Investimentos SA(a)(b)	906,383	6,972,756
Odontoprev SA	757,134	1,837,728
		10,686,549
Hotels, Restaurants & Leisure — 2.7%
Smartfit Escola de Ginastica e Danca SA	1,077,008	4,848,855
Security	Shares	Value
Household Durables — 5.9%
Cury Construtora e Incorporadora SA	404,871	$2,550,862
Cyrela Brazil Realty SA Empreendimentos e Participacoes	745,725	3,867,644
Direcional Engenharia SA	938,606	2,674,634
MRV Engenharia e Participacoes SA(b)	1,014,933	1,420,796
		10,513,936
Independent Power and Renewable Electricity Producers — 2.0%
Auren Energia SA	1,019,912	2,042,890
Serena Energia SA(b)	691,050	1,551,146
		3,594,036
Insurance — 0.8%
IRB-Brasil Resseguros SA(b)	158,122	1,395,490
IT Services — 0.4%
VTEX, Class A(b)(c)	167,210	682,217
Machinery — 0.7%
Marcopolo SA	568,658	776,132
Tupy SA	165,354	439,167
		1,215,299
Marine Transportation — 0.6%
Hidrovias do Brasil SA(b)	1,698,333	1,099,468
Metals & Mining — 3.4%
Aura Minerals Inc.	91,695	2,678,040
Cia. Siderurgica Nacional SA	1,655,526	2,323,663
Sigma Lithium Corp.(b)	169,800	1,139,358
		6,141,061
Oil, Gas & Consumable Fuels — 4.6%
Brava Energia(b)	1,030,226	3,809,776
Cosan SA(b)	3,365,946	3,631,746
Petroreconcavo SA	366,377	873,734
		8,315,256
Paper & Forest Products — 0.7%
Dexco SA	1,138,237	1,205,028
Personal Care Products — 2.3%
Natura Cosmeticos SA(b)	2,478,709	4,119,105
Pharmaceuticals — 2.0%
Hypera SA	790,777	3,558,741
Real Estate Management & Development — 6.7%
Allos SA	1,054,379	4,659,465
Iguatemi SA	600,592	2,602,046
Multiplan Empreendimentos Imobiliarios SA	925,377	4,753,313
		12,014,824
Specialty Retail — 5.7%
C&A Modas SA	427,578	1,324,882
Lojas Renner SA	2,939,480	8,815,431
		10,140,313
Textiles, Apparel & Luxury Goods — 3.3%
Azzas 2154 SA	372,358	2,383,789
Grendene SA	875,993	877,310
Vivara Participacoes SA	360,402	1,927,692
Vulcabras SA	191,103	762,036
		5,950,827
Transportation Infrastructure — 3.4%
EcoRodovias Infraestrutura e Logistica SA	965,911	1,444,809
Santos Brasil Participacoes SA	1,198,722	3,143,913
Wilson Sons SA	428,188	1,420,752
		6,009,474

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Brazil Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Water Utilities — 3.1%
Cia de Saneamento de Minas Gerais Copasa MG	527,463	$2,907,839
Cia De Sanena Do Parana	407,622	2,593,005
		5,500,844
Total Common Stocks — 89.0% (Cost: $127,679,393)		159,249,598
Preferred Stocks
Banks — 1.8%
Banco ABC Brasil SA, Preference Shares, NVS	202,812	824,438
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	561,892	1,190,763
Banco Pan SA, Preference Shares, NVS	763,422	1,089,828
		3,105,029
Chemicals — 1.5%
Braskem SA, Class A, Preference Shares, NVS	526,510	909,911
Unipar Carbocloro SA, Preference Shares, NVS	149,171	1,780,912
		2,690,823
Machinery — 1.8%
Marcopolo SA, Preference Shares, NVS	1,914,261	3,272,905
Metals & Mining — 3.8%
Bradespar SA, Preference Shares, NVS	707,750	2,138,190
Cia. de Ferro Ligas da Bahia FERBASA, Preference Shares, NVS	457,242	543,106
Metalurgica Gerdau SA, Preference Shares, NVS	1,743,893	3,042,730
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	1,291,672	1,041,085
		6,765,111
Textiles, Apparel & Luxury Goods — 0.4%
Alpargatas SA, Preference Shares, NVS	428,898	751,502
Security	Shares	Value
Water Utilities — 0.8%
Cia. De Sanena Do Parana, Preference Shares, NVS	1,162,792	$1,436,909
Total Preferred Stocks — 10.1% (Cost: $13,855,778)		18,022,279
Total Long-Term Investments — 99.1% (Cost: $141,535,171)		177,271,877
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	1,257,332	1,257,961
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	450,000	450,000
Total Short-Term Securities — 0.9% (Cost: $1,707,866)		1,707,961
Total Investments — 100.0% (Cost: $143,243,037)		178,979,838
Liabilities in Excess of Other Assets — (0.0)%		(61,150)
Net Assets — 100.0%		$178,918,688

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,258,926 (a)	$—	$(1,060)	$95	$1,257,961	1,257,332	$173,584 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	300,000	150,000 (a)	—	—	—	450,000	450,000	18,181	—
				$(1,060)	$95	$1,707,961		$191,765	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Brazil Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bclear MSCI Brazil Index	27	09/19/25	$1,603	$55,401
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$55,401	$—	$—	$—	$55,401

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(8,799)	$—	$—	$—	$(8,799)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$7,552	$—	$—	$—	$7,552
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$1,296,555
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$159,249,598	$—	$—	$159,249,598
Preferred Stocks	18,022,279	—	—	18,022,279
Short-Term Securities
Money Market Funds	1,707,961	—	—	1,707,961
	$178,979,838	$—	$—	$178,979,838

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Brazil Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$55,401	$—	$—	$55,401

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.1%
AECC Aviation Power Co. Ltd., Class A	451,492	$2,559,902
AviChina Industry & Technology Co. Ltd., Class H	7,671,000	4,359,699
Avicopter PLC, Class A	129,000	732,343
Kuang-Chi Technologies Co. Ltd., Class A	351,572	2,679,609
		10,331,553
Air Freight & Logistics — 0.6%
J&T Global Express Ltd.(a)	6,704,400	9,005,388
JD Logistics Inc.(a)(b)	5,539,000	9,203,054
SF Holding Co. Ltd., Class A	812,883	5,089,306
YTO Express Group Co. Ltd., Class A	581,000	1,382,741
ZTO Express Cayman Inc.	1,170,040	21,220,333
		45,900,822
Automobile Components — 0.3%
Bethel Automotive Safety Systems Co. Ltd., Class A	89,420	597,788
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	51,473	874,629
Fuyao Glass Industry Group Co. Ltd., Class A	315,698	2,910,277
Fuyao Glass Industry Group Co. Ltd., Class H(b)	1,727,600	15,246,032
Huayu Automotive Systems Co. Ltd., Class A	516,072	1,386,323
Huizhou Desay Sv Automotive Co. Ltd., Class A	91,000	1,622,623
Ningbo Tuopu Group Co. Ltd., Class A	293,585	2,569,369
Sailun Group Co. Ltd., Class A	582,261	1,158,907
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	364,300	966,348
		27,332,296
Automobiles — 4.6%
Anhui Jianghuai Automobile Group Corp. Ltd., Class A(a)	365,256	2,787,561
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	890,100	1,103,583
BYD Co. Ltd., Class A	910,406	14,565,271
BYD Co. Ltd., Class H	10,338,500	145,853,563
Chongqing Changan Automobile Co. Ltd., Class A	1,367,120	2,413,362
Geely Automobile Holdings Ltd.	16,939,000	42,725,966
Great Wall Motor Co. Ltd., Class A	452,300	1,641,920
Great Wall Motor Co. Ltd., Class H	6,473,500	15,521,316
Guangzhou Automobile Group Co. Ltd., Class A	1,049,500	1,155,622
Li Auto Inc., Class A(a)	3,508,580	41,113,467
NIO Inc., Class A(a)	4,421,660	28,318,511
SAIC Motor Corp. Ltd., Class A	1,285,404	3,386,746
Seres Group Co. Ltd., Class A	270,600	5,195,256
XPeng Inc., Class A(a)	3,494,172	36,890,342
Yadea Group Holdings Ltd.(b)	3,558,000	6,206,089
Zhejiang Leapmotor Technology Co. Ltd.(a)(b)	1,410,500	11,773,106
		360,651,681
Banks — 10.7%
Agricultural Bank of China Ltd., Class A	14,321,000	14,120,881
Agricultural Bank of China Ltd., Class H	77,636,000	52,499,683
Bank of Beijing Co. Ltd., Class A	3,619,799	3,050,759
Bank of Changsha Co. Ltd., Class A	645,000	870,783
Bank of Chengdu Co. Ltd., Class A	709,574	1,840,553
Bank of China Ltd., Class A	6,517,700	5,054,606
Bank of China Ltd., Class H	199,984,000	109,766,037
Bank of Communications Co. Ltd., Class A	8,984,372	9,174,972
Bank of Communications Co. Ltd., Class H	24,544,200	21,281,511
Bank of Hangzhou Co. Ltd., Class A	1,186,628	2,645,033
Bank of Jiangsu Co. Ltd., Class A	3,096,615	4,710,599
Bank of Nanjing Co. Ltd., Class A	2,007,604	3,134,807
Bank of Ningbo Co. Ltd., Class A	1,097,395	4,349,669
Bank of Shanghai Co. Ltd., Class A	2,386,510	3,197,474
Security	Shares	Value
Banks (continued)
Bank of Suzhou Co. Ltd., Class A	763,861	$871,101
China CITIC Bank Corp. Ltd., Class A	1,783,600	1,980,572
China CITIC Bank Corp. Ltd., Class H	23,231,800	20,773,074
China Construction Bank Corp., Class A	3,541,014	4,476,669
China Construction Bank Corp., Class H	269,897,000	261,206,839
China Everbright Bank Co. Ltd., Class A	8,439,900	4,482,311
China Everbright Bank Co. Ltd., Class H	7,823,000	3,512,347
China Merchants Bank Co. Ltd., Class A	3,464,125	20,875,415
China Merchants Bank Co. Ltd., Class H	10,962,150	68,137,198
China Minsheng Banking Corp. Ltd., Class A	6,451,570	4,168,208
China Minsheng Banking Corp. Ltd., Class H	18,136,160	10,341,736
China Zheshang Bank Co. Ltd., Class A	3,540,190	1,610,895
Chongqing Rural Commercial Bank Co. Ltd., Class A	1,395,004	1,232,418
Chongqing Rural Commercial Bank Co. Ltd., Class H	6,558,000	4,851,343
CNPC Capital Co. Ltd., Class A	1,423,800	2,535,771
Huaxia Bank Co. Ltd., Class A	2,258,561	2,401,029
Industrial & Commercial Bank of China Ltd., Class A	10,553,700	11,015,174
Industrial & Commercial Bank of China Ltd., Class H	182,763,000	135,957,995
Industrial Bank Co. Ltd., Class A	3,546,010	11,161,684
Ping An Bank Co. Ltd., Class A	3,226,055	5,461,492
Postal Savings Bank of China Co. Ltd., Class A	5,097,300	4,325,394
Postal Savings Bank of China Co. Ltd., Class H(b)	25,167,000	17,526,411
Shanghai Pudong Development Bank Co. Ltd., Class A	5,049,922	9,667,904
Shanghai Rural Commercial Bank Co. Ltd., Class A	1,596,900	1,950,830
		846,221,177
Beverages — 1.9%
Anhui Gujing Distillery Co. Ltd., Class A	70,096	1,687,915
Anhui Gujing Distillery Co. Ltd., Class B	330,080	4,712,423
Beijing Yanjing Brewery Co. Ltd., Class A	452,700	801,636
China Resources Beer Holdings Co. Ltd.	4,578,500	16,586,196
Eastroc Beverage Group Co. Ltd., Class A	86,110	3,734,780
Jiangsu King's Luck Brewery JSC Ltd., Class A	210,303	1,279,040
Jiangsu Yanghe Distillery Co. Ltd., Class A	258,076	2,679,466
Kweichow Moutai Co. Ltd., Class A	211,435	43,982,676
Luzhou Laojiao Co. Ltd., Class A	249,450	4,809,102
Nongfu Spring Co. Ltd., Class H(b)	5,657,000	36,590,150
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	204,686	5,813,102
Tsingtao Brewery Co. Ltd., Class A	135,163	1,319,162
Tsingtao Brewery Co. Ltd., Class H	1,720,000	11,185,145
Wuliangye Yibin Co. Ltd., Class A	648,277	11,795,956
		146,976,749
Biotechnology — 2.3%
3SBio Inc.(b)	5,024,000	18,898,733
Akeso Inc.(a)(b)(c)	1,756,000	35,368,569
Beijing Tiantan Biological Products Corp. Ltd., Class A	358,262	1,008,660
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A(a)	176,365	1,452,960
BeOne Medicines Ltd.(a)	2,393,670	56,942,980
Chongqing Zhifei Biological Products Co. Ltd., Class A	400,910	1,266,577
Hualan Biological Engineering Inc., Class A	287,728	690,908
Imeik Technology Development Co. Ltd., Class A	48,921	1,333,089
Innovent Biologics Inc.(a)(b)	4,066,000	50,816,685
Legend Biotech Corp., ADR(a)(c)	205,888	7,150,490

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Biotechnology (continued)
Shanghai RAAS Blood Products Co. Ltd., Class A	1,062,700	$1,026,998
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H(a)	136,300	7,942,285
		183,898,934
Broadline Retail — 14.8%
Alibaba Group Holding Ltd.	48,182,068	797,782,476
CCOOP Group Co. Ltd., Class A(a)	3,008,400	1,005,341
JD.com Inc., Class A	6,844,846	106,061,943
MINISO Group Holding Ltd.(c)	1,384,412	8,450,779
PDD Holdings Inc., ADR(a)	1,990,653	239,316,304
Vipshop Holdings Ltd., ADR	918,136	15,369,596
		1,167,986,439
Building Products — 0.0%
Beijing New Building Materials PLC, Class A	258,070	968,074
Capital Markets — 1.9%
Beijing Compass Technology Development Co. Ltd., Class A(a)	127,400	2,685,918
BOC International China Co. Ltd., Class A	467,100	1,058,899
Caitong Securities Co. Ltd., Class A	819,100	997,293
Capital Securities Co. Ltd., Class A	322,500	968,263
Changjiang Securities Co. Ltd., Class A	967,536	1,161,734
China CITIC Financial Asset Management Co. Ltd., Class H(a)(b)	39,493,000	5,849,559
China Galaxy Securities Co. Ltd., Class A	1,218,300	3,166,840
China Galaxy Securities Co. Ltd., Class H	9,843,500	14,209,894
China Great Wall Securities Co. Ltd., Class A	709,500	1,218,379
China International Capital Corp. Ltd., Class A	471,102	2,549,854
China International Capital Corp. Ltd., Class H(b)	4,551,600	12,485,790
China Merchants Securities Co. Ltd., Class A	1,251,568	3,334,115
CITIC Securities Co. Ltd., Class A	2,034,159	8,994,096
CITIC Securities Co. Ltd., Class H	4,420,800	16,373,953
CSC Financial Co. Ltd., Class A	743,399	2,960,834
Dongxing Securities Co. Ltd., Class A	580,511	995,661
East Money Information Co. Ltd., Class A	2,644,551	10,735,032
Everbright Securities Co. Ltd., Class A	671,599	1,890,620
Founder Securities Co. Ltd., Class A	1,422,600	1,725,799
GF Securities Co. Ltd., Class A	963,999	2,961,677
Guolian Securities Co. Ltd., Class A	535,900	920,119
Guosen Securities Co. Ltd., Class A	1,085,733	2,260,278
Guotai Haitong Securities Co. Ltd.	2,356,443	6,940,679
Guotai Haitong Securities Co. Ltd., Class H(b)	5,427,032	11,396,951
Guoyuan Securities Co. Ltd., Class A	760,470	986,874
Hithink RoyalFlush Information Network Co. Ltd., Class A	89,487	5,189,982
Huatai Securities Co. Ltd., Class A	1,162,093	3,538,725
Huatai Securities Co. Ltd., Class H(b)	3,651,000	9,311,169
Industrial Securities Co. Ltd., Class A	1,499,292	1,434,314
Nanjing Securities Co. Ltd., Class A	516,000	638,431
Orient Securities Co. Ltd., Class A	1,225,621	1,979,066
SDIC Capital Co. Ltd., Class A	1,226,300	1,436,405
Shenwan Hongyuan Group Co. Ltd., Class A	3,978,979	3,050,237
Sinolink Securities Co. Ltd., Class A	516,000	747,045
SooChow Securities Co. Ltd., Class A	852,235	1,209,358
Southwest Securities Co. Ltd., Class A	1,097,900	752,256
Tianfeng Securities Co. Ltd., Class A(a)	1,675,900	1,374,763
Western Securities Co. Ltd., Class A	774,030	972,731
Zheshang Securities Co. Ltd., Class A	645,000	1,094,007
Zhongtai Securities Co. Ltd., Class A	1,290,000	1,305,831
		152,863,431
Security	Shares	Value
Chemicals — 0.5%
Ganfeng Lithium Group Co. Ltd., Class A	274,966	$1,541,320
Guangzhou Tinci Materials Technology Co. Ltd., Class A	323,300	977,018
Hengli Petrochemical Co. Ltd., Class A	1,226,510	3,033,861
Hoshine Silicon Industry Co. Ltd., Class A	154,700	1,145,613
Huafon Chemical Co. Ltd., Class A	881,900	995,901
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,419,570	1,114,957
Jiangsu Eastern Shenghong Co. Ltd., Class A(a)	1,162,700	1,605,015
LB Group Co. Ltd., Class A	387,500	1,010,974
Meihua Holdings Group Co. Ltd., Class A	470,400	730,821
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,222,600	2,978,178
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	903,500	2,575,285
Rongsheng Petrochemical Co. Ltd., Class A	1,732,092	2,438,103
Satellite Chemical Co. Ltd., Class A	580,895	1,637,181
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	387,000	1,490,890
Shanghai Putailai New Energy Technology Co. Ltd., Class A	348,440	1,096,537
Tianqi Lithium Corp., Class A(a)	257,951	1,592,242
Wanhua Chemical Group Co. Ltd., Class A	516,073	4,972,049
Yunnan Yuntianhua Co. Ltd., Class A	266,100	1,016,353
Zangge Mining Co. Ltd., Class A	260,100	1,968,576
Zhejiang Juhua Co. Ltd., Class A	452,272	2,456,018
Zhejiang Longsheng Group Co. Ltd., Class A	519,800	770,668
Zhejiang NHU Co. Ltd., Class A	515,999	1,804,032
		38,951,592
Commercial Services & Supplies — 0.0%
Zhejiang Weiming Environment Protection Co. Ltd., Class A	259,060	701,280
Communications Equipment — 0.5%
BYD Electronic International Co. Ltd.	2,216,000	11,780,876
Guangzhou Haige Communications Group Inc. Co., Class A	388,084	796,501
Hengtong Optic-Electric Co. Ltd., Class A	413,000	1,187,325
Suzhou TFC Optical Communication Co. Ltd., Class A	125,672	3,488,255
Yealink Network Technology Corp. Ltd., Class A	217,431	1,153,326
Zhongji Innolight Co. Ltd., Class A	186,427	9,256,449
ZTE Corp., Class A	652,184	4,160,972
ZTE Corp., Class H(c)	2,154,840	9,739,275
		41,562,979
Construction & Engineering — 0.4%
China Communications Services Corp. Ltd., Class H	6,464,800	3,855,826
China Energy Engineering Corp. Ltd., Class A	5,492,000	1,890,354
China National Chemical Engineering Co. Ltd., Class A	1,096,595	1,210,660
China Railway Group Ltd., Class A	3,614,098	2,884,204
China Railway Group Ltd., Class H	11,610,000	5,905,818
China State Construction Engineering Corp. Ltd., Class A	6,968,078	5,472,104
China State Construction International Holdings Ltd.	3,896,000	5,340,724
Metallurgical Corp. of China Ltd., Class A	3,096,000	1,482,722
Power Construction Corp. of China Ltd., Class A	2,908,097	2,418,549
Sichuan Road & Bridge Group Co. Ltd., Class A	1,096,540	1,333,437
		31,794,398
Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., Class A	612,791	2,096,223
Anhui Conch Cement Co. Ltd., Class H	3,547,500	11,203,952
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Construction Materials (continued)
China Jushi Co. Ltd., Class A	714,905	$1,567,821
China National Building Material Co. Ltd., Class H	10,495,522	7,626,230
		22,494,226
Consumer Finance — 0.1%
Qfin Holdings Inc.	283,462	8,254,413
Consumer Staples Distribution & Retail — 0.5%
Alibaba Health Information Technology Ltd.(a)(c)	15,904,000	11,277,006
JD Health International Inc.(a)(b)	3,142,300	25,606,653
Yifeng Pharmacy Chain Co. Ltd., Class A	203,361	678,181
Yonghui Superstores Co. Ltd., Class A(a)	1,501,800	1,094,994
		38,656,834
Distributors — 0.0%
Zhejiang China Commodities City Group Co. Ltd., Class A	914,200	2,891,742
Diversified Consumer Services — 0.4%
New Oriental Education & Technology Group Inc.	3,433,390	16,428,516
TAL Education Group, ADR(a)	1,159,077	12,309,398
		28,737,914
Diversified Telecommunication Services — 0.2%
China Tower Corp. Ltd., Class H(b)	12,500,200	18,883,584
Electrical Equipment — 0.9%
China XD Electric Co. Ltd., Class A	868,200	800,016
CNGR Advanced Material Co. Ltd., Class A	171,786	902,227
Contemporary Amperex Technology Co. Ltd., Class A	735,819	31,615,529
Contemporary Amperex Technology Co. Ltd., Class H(c)	200,600	10,908,047
Dongfang Electric Corp. Ltd., Class A	512,600	1,423,685
Eve Energy Co. Ltd., Class A	345,836	2,775,950
GEM Co. Ltd., Class A	709,500	742,003
Goldwind Science & Technology Co. Ltd., Class A	582,620	934,925
Goneo Group Co. Ltd., Class A	139,838	925,881
Gotion High-tech Co. Ltd., Class A	296,392	1,518,403
Jiangsu Zhongtian Technology Co. Ltd., Class A	580,500	1,323,956
NARI Technology Co. Ltd., Class A	1,355,088	4,142,317
Ningbo Deye Technology Co. Ltd., Class A	152,727	1,385,727
Ningbo Orient Wires & Cables Co. Ltd., Class A	115,631	856,051
Ningbo Sanxing Medical Electric Co. Ltd., Class A	229,100	740,821
Shanghai Electric Group Co. Ltd., Class A(a)	2,129,801	2,651,214
Sungrow Power Supply Co. Ltd., Class A	347,920	4,878,590
Sunwoda Electronic Co. Ltd., Class A	322,508	1,111,298
TBEA Co. Ltd., Class A	828,634	1,648,126
Zhejiang Chint Electrics Co. Ltd., Class A	323,021	1,243,011
Zhejiang Huayou Cobalt Co. Ltd., Class A	295,606	1,994,868
		74,522,645
Electronic Equipment, Instruments & Components — 1.5%
AAC Technologies Holdings Inc.	2,189,000	12,208,804
Accelink Technologies Co. Ltd., Class A	140,200	1,350,980
Avary Holding Shenzhen Co. Ltd., Class A	389,200	3,258,154
BOE Technology Group Co. Ltd., Class A	6,514,500	3,870,126
Chaozhou Three-Circle Group Co. Ltd., Class A	322,577	1,999,127
China Railway Signal & Communication Corp. Ltd., Class A	1,059,000	829,811
Eoptolink Technology Inc. Ltd., Class A	166,480	8,291,425
Everdisplay Optronics Shanghai Co. Ltd., Class A(a)	1,806,000	702,522
Foxconn Industrial Internet Co. Ltd., Class A	2,227,006	16,807,116
GoerTek Inc., Class A	580,500	2,984,665
Huagong Tech Co. Ltd., Class A	167,600	1,608,642
Lens Technology Co. Ltd., Class A	840,842	3,665,075
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Lingyi iTech Guangdong Co., Class A	1,161,213	$2,527,919
Luxshare Precision Industry Co. Ltd., Class A	1,225,541	7,903,303
Maxscend Microelectronics Co. Ltd., Class A	89,512	1,039,048
OFILM Group Co. Ltd., Class A(a)	532,400	991,357
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	48,088	1,033,763
Shengyi Technology Co. Ltd., Class A	403,700	3,009,734
Shennan Circuits Co. Ltd., Class A	104,751	2,905,614
Shenzhen Kinwong Electronic Co. Ltd.	127,400	1,140,437
Sunny Optical Technology Group Co. Ltd.	2,000,600	21,548,045
SUPCON Technology Co. Ltd., Class A	122,385	893,433
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	308,100	2,847,547
TCL Technology Group Corp., Class A	3,355,760	2,189,119
Unisplendour Corp. Ltd., Class A	483,327	1,893,497
Victory Giant Technology Huizhou Co. Ltd., Class A	143,700	5,354,364
Wingtech Technology Co. Ltd., Class A(a)	211,800	1,291,345
Wuhan Guide Infrared Co. Ltd., Class A(a)	723,464	1,276,124
WUS Printed Circuit Kunshan Co. Ltd., Class A	309,818	2,974,360
Zhejiang Dahua Technology Co. Ltd., Class A	544,200	1,484,374
		119,879,830
Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	4,842,000	4,411,387
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	171,692	1,143,779
		5,555,166
Entertainment — 2.7%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	345,500	955,108
Beijing Enlight Media Co. Ltd., Class A	828,100	2,298,215
China Ruyi Holdings Ltd.(a)(c)	24,564,000	9,093,378
Giant Network Group Co. Ltd., Class A	382,200	1,695,710
Kingsoft Corp. Ltd.	2,727,000	12,011,792
Mango Excellent Media Co. Ltd., Class A	294,480	1,078,749
NetEase Cloud Music Inc.(a)(b)	242,800	8,755,864
NetEase Inc.	4,886,160	133,982,338
Tencent Music Entertainment Group, ADR	1,612,015	39,526,608
		209,397,762
Financial Services — 0.1%
Far East Horizon Ltd.	5,737,000	5,482,734
Food Products — 0.9%
Angel Yeast Co. Ltd., Class A	140,611	782,396
China Feihe Ltd.(b)	10,175,000	5,759,015
China Mengniu Dairy Co. Ltd.	8,784,000	17,293,949
Foshan Haitian Flavouring & Food Co. Ltd., Class A	774,285	4,509,663
Guangdong Haid Group Co. Ltd., Class A	279,997	2,418,316
Henan Shuanghui Investment & Development Co. Ltd., Class A	588,190	2,083,397
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,070,023	4,296,100
Muyuan Foods Co. Ltd., Class A	920,268	7,108,494
New Hope Liuhe Co. Ltd., Class A	765,099	1,061,988
Tingyi Cayman Islands Holding Corp.	5,490,000	7,801,827
Want Want China Holdings Ltd.	13,546,000	9,418,179
Wens Foodstuff Group Co. Ltd., Class A	1,096,723	2,802,786
Yihai Kerry Arawana Holdings Co. Ltd., Class A	315,877	1,493,091
		66,829,201
Gas Utilities — 0.6%
Beijing Enterprises Holdings Ltd.	1,458,500	6,073,355
China Gas Holdings Ltd.	7,740,000	7,751,414

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Gas Utilities (continued)
China Resources Gas Group Ltd.	2,592,400	$6,691,222
ENN Energy Holdings Ltd.	2,227,900	18,032,829
ENN Natural Gas Co. Ltd., Class A	413,496	1,091,774
Kunlun Energy Co. Ltd.	10,756,000	10,012,333
		49,652,927
Ground Transportation — 0.1%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	8,257,500	6,193,201
Daqin Railway Co. Ltd., Class A	3,408,100	3,020,828
		9,214,029
Health Care Equipment & Supplies — 0.2%
APT Medical Inc., Class A	23,514	939,113
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	148,100	778,160
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	6,966,000	5,263,830
Shanghai United Imaging Healthcare Co. Ltd., Class A	140,115	2,789,196
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	206,439	7,041,653
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	129,700	1,136,765
		17,948,717
Health Care Providers & Services — 0.2%
Aier Eye Hospital Group Co. Ltd., Class A	1,613,310	3,034,292
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	221,095	824,122
Huadong Medicine Co. Ltd., Class A	296,680	1,845,134
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	452,497	1,185,969
Sinopharm Group Co. Ltd., Class H	3,802,000	9,162,173
		16,051,690
Hotels, Restaurants & Leisure — 5.1%
H World Group Ltd., ADR	560,448	20,652,509
Haidilao International Holding Ltd.(b)(c)	4,648,000	8,301,422
Meituan, Class B(a)(b)	13,965,140	186,000,774
Tongcheng Travel Holdings Ltd.	3,615,200	10,228,094
TravelSky Technology Ltd., Class H	2,580,000	3,610,226
Trip.com Group Ltd.	1,741,884	128,946,971
Yum China Holdings Inc.	1,043,119	46,648,282
		404,388,278
Household Durables — 0.6%
Beijing Roborock Technology Co. Ltd., Class A	42,784	1,290,694
Ecovacs Robotics Co. Ltd., Class A	97,400	1,325,635
Gree Electric Appliances Inc. of Zhuhai, Class A	468,719	2,805,194
Haier Smart Home Co. Ltd., Class A	1,033,246	3,810,459
Haier Smart Home Co. Ltd., Class A	6,837,000	23,216,603
Midea Group Co. Ltd., Class A	590,300	6,109,138
Midea Group Co. Ltd., Class H	990,100	10,436,742
Oppein Home Group Inc., Class A	81,420	632,961
Sichuan Changhong Electric Co. Ltd., Class A	807,500	1,297,006
		50,924,432
Independent Power and Renewable Electricity Producers — 1.0%
CGN Power Co. Ltd., Class A	2,644,500	1,425,591
CGN Power Co. Ltd., Class H(b)	29,741,000	11,237,321
China Longyuan Power Group Corp. Ltd., Class H	7,217,000	6,243,273
China National Nuclear Power Co. Ltd., Class A	3,474,276	4,346,335
China Power International Development Ltd.	10,937,000	4,396,839
China Resources Power Holdings Co. Ltd.(c)	5,720,599	13,209,878
Security	Shares	Value
Independent Power and Renewable Electricity Producers (continued)
China Three Gorges Renewables Group Co. Ltd., Class A	5,077,426	$3,030,380
China Yangtze Power Co. Ltd., Class A	4,101,741	16,182,440
Datang International Power Generation Co. Ltd., Class A	2,220,200	1,087,550
GD Power Development Co. Ltd., Class A	2,968,500	1,997,422
Huadian Power International Corp. Ltd., Class A	1,548,000	1,152,812
Huaneng Power International Inc., Class A	1,800,352	1,866,575
Huaneng Power International Inc., Class H	11,470,000	8,241,525
SDIC Power Holdings Co. Ltd., Class A	1,371,300	2,760,619
Shenergy Co. Ltd., Class A	806,338	914,879
Sichuan Chuantou Energy Co. Ltd., Class A	811,062	1,696,053
Wintime Energy Group Co. Ltd., Class A	3,047,900	620,559
Zhejiang Zheneng Electric Power Co. Ltd., Class A	1,962,176	1,399,435
		81,809,486
Industrial Conglomerates — 0.3%
CITIC Ltd.	11,483,000	16,485,310
Fosun International Ltd.	6,772,500	4,613,232
		21,098,542
Insurance — 4.6%
China Life Insurance Co. Ltd., Class A	485,005	2,867,991
China Life Insurance Co. Ltd., Class H	20,831,000	64,799,251
China Pacific Insurance Group Co. Ltd., Class A	1,183,947	6,704,050
China Pacific Insurance Group Co. Ltd., Class H	7,367,800	33,817,894
China Taiping Insurance Holdings Co. Ltd.	3,999,124	8,355,481
New China Life Insurance Co. Ltd., Class A	359,176	3,443,036
New China Life Insurance Co. Ltd., Class H	2,595,400	16,148,402
People's Insurance Co. Group of China Ltd. (The), Class A	1,670,000	2,106,241
People's Insurance Co. Group of China Ltd. (The), Class H	24,321,000	21,869,703
PICC Property & Casualty Co. Ltd., Class H	19,350,462	46,765,583
Ping An Insurance Group Co. of China Ltd., Class A	1,814,943	15,271,265
Ping An Insurance Group Co. of China Ltd., Class H	18,805,500	136,916,138
		359,065,035
Interactive Media & Services — 20.0%
Autohome Inc., ADR	178,705	5,161,000
Baidu Inc., Class A(a)	6,252,306	73,999,686
Bilibili Inc., Class Z(a)	651,745	15,194,176
Kuaishou Technology(a)(b)	7,531,700	73,820,738
Kunlun Tech Co. Ltd., Class A(a)	208,900	1,232,349
Meitu Inc.(b)	9,561,000	14,567,817
Tencent Holdings Ltd.	17,999,500	1,393,961,461
		1,577,937,227
IT Services — 0.2%
GDS Holdings Ltd., Class A(a)	2,917,200	12,640,186
Isoftstone Information Technology Group Co. Ltd., Class A	159,000	1,336,444
Range Intelligent Computing Technology Group Co. Ltd., Class A	227,900	1,888,223
		15,864,853
Life Sciences Tools & Services — 1.0%
Genscript Biotech Corp.(a)(c)	3,394,000	7,537,403
Hangzhou Tigermed Consulting Co. Ltd., Class A	65,037	579,657
Pharmaron Beijing Co. Ltd., Class A	261,325	1,108,686
WuXi AppTec Co. Ltd., Class A	421,839	6,110,279
WuXi AppTec Co. Ltd., Class H(b)	967,581	13,483,184
Wuxi Biologics Cayman Inc.(a)(b)	9,713,500	41,786,205
WuXi XDC Cayman Inc.(a)	839,000	6,117,702
		76,723,116
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Machinery — 0.9%
China CSSC Holdings Ltd., Class A	1,273,800	$6,685,025
CRRC Corp. Ltd., Class A	4,020,947	4,331,204
CRRC Corp. Ltd., Class H	12,477,000	10,056,161
Haitian International Holdings Ltd.	1,882,000	5,335,220
Jiangsu Hengli Hydraulic Co. Ltd., Class A	221,144	2,770,754
Sany Heavy Industry Co. Ltd., Class A	1,429,293	4,219,638
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	131,700	1,108,192
Shenzhen Inovance Technology Co. Ltd., Class A	228,230	2,405,448
Sinotruk Hong Kong Ltd.	1,936,500	5,646,098
Weichai Power Co. Ltd., Class A	1,033,768	2,198,436
Weichai Power Co. Ltd., Class H	5,576,000	11,721,711
XCMG Construction Machinery Co. Ltd., Class A	2,015,916	2,705,154
Yutong Bus Co. Ltd., Class A	375,151	1,455,429
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	326,500	1,459,585
Zhuzhou CRRC Times Electric Co. Ltd., Class A	105,929	720,073
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,294,600	6,617,738
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,162,016	1,198,856
		70,634,722
Marine Transportation — 0.3%
Cosco Shipping Holdings Co. Ltd., Class A	2,046,550	4,389,559
Cosco Shipping Holdings Co. Ltd., Class H	7,395,100	12,885,704
Orient Overseas International Ltd.	375,000	6,570,921
		23,846,184
Media — 0.1%
China Literature Ltd.(a)(b)	1,144,000	6,000,780
Focus Media Information Technology Co. Ltd., Class A	2,404,438	2,805,266
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	389,400	616,898
		9,422,944
Metals & Mining — 2.5%
Aluminum Corp. of China Ltd., Class A	2,236,400	2,460,025
Aluminum Corp. of China Ltd., Class H	10,640,000	9,532,238
Baoshan Iron & Steel Co. Ltd., Class A	3,742,649	3,642,510
Chifeng Jilong Gold Mining Co. Ltd., Class A	265,300	979,927
China Hongqiao Group Ltd.	7,836,000	25,792,651
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	606,500	4,843,506
China Rare Earth Resources & Technology Co. Ltd., Class A(a)	174,450	1,428,851
Citic Pacific Special Steel Group Co. Ltd., Class A	516,000	946,796
CMOC Group Ltd., Class A	2,839,200	4,932,854
CMOC Group Ltd., Class H	10,593,000	16,296,919
Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	387,000	1,049,307
Huaibei Mining Holdings Co. Ltd., Class A	470,400	823,606
Hunan Valin Steel Co. Ltd., Class A	1,138,400	950,293
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	7,647,692	2,995,777
Jiangxi Copper Co. Ltd., Class A	294,800	1,155,346
Jiangxi Copper Co. Ltd., Class H	3,013,000	8,872,074
Jinduicheng Molybdenum Co. Ltd., Class A	525,000	1,106,603
MMG Ltd.(a)	11,727,200	7,835,229
Shandong Gold Mining Co. Ltd., Class A	645,091	3,049,512
Shandong Gold Mining Co. Ltd., Class H(b)(c)	2,242,500	8,566,505
Shandong Nanshan Aluminum Co. Ltd., Class A	2,064,000	1,176,301
Shanjin International Gold Co. Ltd., Class A	444,921	1,231,233
Tianshan Aluminum Group Co. Ltd., Class A	838,500	1,187,889
Security	Shares	Value
Metals & Mining (continued)
Tongling Nonferrous Metals Group Co. Ltd., Class A	2,338,600	$1,482,061
Western Mining Co. Ltd., Class A	403,200	1,057,334
Western Superconducting Technologies Co. Ltd., Class A	98,436	862,360
Xiamen Tungsten Co. Ltd., Class A	250,800	1,084,383
Yunnan Aluminium Co. Ltd., Class A	593,148	1,613,617
Zhaojin Mining Industry Co. Ltd., Class H	4,824,000	15,152,247
Zhongjin Gold Corp. Ltd., Class A	801,200	1,813,514
Zijin Mining Group Co. Ltd., Class A	3,635,800	11,844,924
Zijin Mining Group Co. Ltd., Class H	15,782,000	52,403,678
		198,170,070
Oil, Gas & Consumable Fuels — 2.3%
China Coal Energy Co. Ltd., Class H	5,257,000	6,388,594
China Merchants Energy Shipping Co. Ltd., Class A	1,381,500	1,259,364
China Petroleum & Chemical Corp., Class A	5,239,088	4,200,737
China Petroleum & Chemical Corp., Class H	64,519,000	35,832,945
China Shenhua Energy Co. Ltd., Class A	1,094,352	5,760,058
China Shenhua Energy Co. Ltd., Class H	9,501,000	42,695,801
Cosco Shipping Energy Transportation Co. Ltd., Class A	516,000	750,114
Guanghui Energy Co. Ltd., Class A	1,161,145	864,111
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	360,300	1,048,331
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,605,100	5,273,876
PetroChina Co. Ltd., Class A	3,618,092	4,430,726
PetroChina Co. Ltd., Class H	59,226,000	57,348,994
Shaanxi Coal Industry Co. Ltd., Class A	1,634,089	4,676,337
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,019,830	1,011,113
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	516,000	940,171
Yankuang Energy Group Co. Ltd., Class A	1,282,965	2,334,286
Yankuang Energy Group Co. Ltd., Class H	8,817,500	10,257,011
		185,072,569
Paper & Forest Products — 0.0%
Shandong Sun Paper Industry JSC Ltd., Class A	451,500	973,884
Passenger Airlines — 0.1%
Air China Ltd., Class A(a)	2,118,914	2,246,811
China Eastern Airlines Corp. Ltd., Class A(a)	3,160,596	1,806,508
China Southern Airlines Co. Ltd., Class A(a)	1,999,534	1,695,612
Hainan Airlines Holding Co. Ltd., Class A(a)	7,103,822	1,587,307
Spring Airlines Co. Ltd., Class A	163,800	1,227,062
		8,563,300
Personal Care Products — 0.2%
Giant Biogene Holding Co. Ltd.(b)(c)	1,042,600	7,261,839
Hengan International Group Co. Ltd.	1,681,000	5,363,038
		12,624,877
Pharmaceuticals — 1.4%
Beijing Tong Ren Tang Co. Ltd., Class A	219,288	1,098,972
Changchun High-Tech Industry Group Co. Ltd., Class A	64,896	939,166
China Resources Pharmaceutical Group Ltd.(b)	5,085,500	3,190,229
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	273,535	1,169,130
CSPC Innovation Pharmaceutical Co. Ltd., Class A	229,289	1,719,191
CSPC Pharmaceutical Group Ltd.	22,642,400	29,433,790
Dong-E-E-Jiao Co. Ltd., Class A	114,079	831,075
Haisco Pharmaceutical Group Co. Ltd., Class A	159,400	1,240,921
Hansoh Pharmaceutical Group Co. Ltd.(b)	3,342,000	15,524,338
Humanwell Healthcare Group Co. Ltd., Class A	292,900	838,731
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	1,076,380	10,003,874

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals (continued)
Shanghai Allist Pharmaceuticals Co. Ltd.	75,036	$1,200,647
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	348,184	1,409,267
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	178,931	1,264,603
Sichuan Biokin Pharmaceutical Co. Ltd., Class A(a)	33,042	1,553,212
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	277,365	1,419,931
Sino Biopharmaceutical Ltd.	28,917,000	30,332,952
Yunnan Baiyao Group Co. Ltd., Class A	297,762	2,408,182
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	100,209	2,945,241
		108,523,452
Professional Services — 0.3%
Kanzhun Ltd., ADR(a)	1,030,169	24,332,592
Real Estate Management & Development — 1.6%
C&D International Investment Group Ltd.(c)	2,368,000	5,647,600
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,485,470	1,909,161
China Overseas Land & Investment Ltd.	10,697,000	19,272,399
China Resources Land Ltd.	9,003,665	35,613,256
China Resources Mixc Lifestyle Services Ltd.(b)	1,916,200	9,611,657
China Vanke Co. Ltd., Class A(a)	1,613,828	1,539,176
China Vanke Co. Ltd., Class H(a)(c)	6,127,931	4,199,856
Hainan Airport Infrastructure Co. Ltd., Class A	2,347,600	1,289,029
KE Holdings Inc., Class A	5,785,658	33,916,995
Longfor Group Holdings Ltd.(b)	5,854,500	8,027,942
Poly Developments and Holdings Group Co. Ltd., Class A	1,936,075	2,164,909
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	258,000	1,376,011
Youngor Fashion Co. Ltd., Class A	725,700	763,374
		125,331,365
Semiconductors & Semiconductor Equipment — 1.5%
ACM Research Shanghai Inc., Class A	46,555	1,013,192
Advanced Micro-Fabrication Equipment Inc./China, Class A	102,947	3,096,835
Amlogic Shanghai Co. Ltd., Class A(a)	63,579	892,346
Bestechnic Shanghai Co. Ltd., Class A	28,003	1,112,271
Cambricon Technologies Corp. Ltd., Class A(a)	70,028	14,665,523
China Resources Microelectronics Ltd., Class A	224,212	1,649,560
CSI Solar Co. Ltd., Class A	601,704	855,557
Flat Glass Group Co. Ltd., Class A	322,500	803,929
GalaxyCore Inc., Class A	348,362	843,760
GCL Technology Holdings Ltd.(a)	63,759,000	10,261,130
GigaDevice Semiconductor Inc., Class A	111,087	2,479,811
Hangzhou First Applied Material Co. Ltd., Class A	452,530	953,334
Hangzhou Silan Microelectronics Co. Ltd., Class A	276,800	1,261,400
Hua Hong Semiconductor Ltd.(a)(b)(c)	2,026,000	14,027,197
Hwatsing Technology Co. Ltd., Class A	127,400	2,253,435
Hygon Information Technology Co. Ltd., Class A	388,874	10,613,549
Ingenic Semiconductor Co. Ltd., Class A	77,800	820,663
JA Solar Technology Co. Ltd., Class A(a)	521,296	926,786
JCET Group Co. Ltd., Class A	297,600	1,667,359
Jinko Solar Co. Ltd., Class A(a)	1,679,098	1,336,908
LONGi Green Energy Technology Co. Ltd., Class A(a)	1,245,301	3,003,008
Loongson Technology Corp. Ltd., Class A(a)	66,866	1,336,901
Montage Technology Co. Ltd., Class A	191,001	3,294,963
National Silicon Industry Group Co. Ltd., Class A	445,200	1,295,238
NAURA Technology Group Co. Ltd., Class A	118,805	6,209,072
Nexchip Semiconductor Corp., Class A	324,312	1,103,620
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
OmniVision Integrated Circuits Group Inc.	202,645	$4,068,585
Piotech Inc., Class A	45,313	1,207,860
Rockchip Electronics Co. Ltd., Class A	69,100	2,386,697
Sanan Optoelectronics Co. Ltd., Class A	837,100	1,779,807
SG Micro Corp., Class A	104,069	1,134,231
Shenzhen Goodix Technology Co. Ltd., Class A	77,700	898,698
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	709,572	835,134
Tianshui Huatian Technology Co. Ltd., Class A	513,929	854,862
TongFu Microelectronics Co. Ltd., Class A	252,696	1,174,783
Tongwei Co. Ltd., Class A(a)	739,199	2,286,773
Trina Solar Co. Ltd., Class A(a)	343,713	799,428
Unigroup Guoxin Microelectronics Co. Ltd., Class A	130,793	1,496,845
Verisilicon Microelectronics Shanghai Co. Ltd., Class A(a)	127,400	2,746,034
Xinjiang Daqo New Energy Co. Ltd., Class A(a)	286,629	1,294,206
Xinyi Solar Holdings Ltd.(c)	12,662,000	5,513,924
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	223,493	946,556
		117,201,770
Software — 0.6%
360 Security Technology Inc., Class A	1,162,848	1,894,515
Beijing Kingsoft Office Software Inc., Class A	76,532	3,595,313
China National Software & Service Co. Ltd., Class A(a)	163,435	1,229,305
Empyrean Technology Co. Ltd., Class A	71,800	1,239,196
Horizon Robotics(a)	11,488,200	14,308,638
Hundsun Technologies Inc., Class A	302,801	1,594,247
Iflytek Co. Ltd., Class A	373,662	2,799,968
Jiangsu Hoperun Software Co. Ltd., Class A(a)	132,700	1,220,136
Kingdee International Software Group Co. Ltd.(a)	8,412,000	17,773,474
Shanghai Baosight Software Co. Ltd., Class A	351,990	1,251,774
Yonyou Network Technology Co. Ltd., Class A(a)	573,312	1,326,655
		48,233,221
Specialty Retail — 1.0%
China Tourism Group Duty Free Corp. Ltd., Class A	324,024	3,154,895
Chow Tai Fook Jewellery Group Ltd.(c)	5,512,600	10,358,881
HLA Group Corp. Ltd., Class A	728,400	713,047
Pop Mart International Group Ltd.(b)	1,507,000	62,642,027
		76,868,850
Technology Hardware, Storage & Peripherals — 4.7%
Anker Innovations Technology Co. Ltd., Class A	87,730	1,727,439
China Greatwall Technology Group Co. Ltd., Class A(a)	532,200	1,337,638
GRG Banking Equipment Co. Ltd., Class A	401,400	808,114
Huaqin Technology Co. Ltd., Class A	138,600	1,912,529
IEIT Systems Co. Ltd., Class A	243,516	2,295,645
Lenovo Group Ltd.	19,220,000	27,591,961
Ninestar Corp., Class A(a)	258,026	904,282
Shenzhen Transsion Holdings Co. Ltd., Class A	194,163	2,453,867
Xiaomi Corp., Class B(a)(b)	48,108,000	328,329,710
		367,361,185
Textiles, Apparel & Luxury Goods — 1.2%
ANTA Sports Products Ltd.	3,536,800	44,006,465
Bosideng International Holdings Ltd.	12,932,000	7,484,746
Laopu Gold Co. Ltd., Class H	77,800	7,134,577
Li Ning Co. Ltd.	6,493,000	15,899,625
Shenzhou International Group Holdings Ltd.	2,326,500	18,511,833
		93,037,246
Tobacco — 0.2%
Smoore International Holdings Ltd.(b)(c)	5,217,000	12,703,448
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(b)	581,600	$5,220,342
Xiamen C & D Inc., Class A	453,488	741,768
		5,962,110
Transportation Infrastructure — 0.2%
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	967,500	1,414,598
China Merchants Port Holdings Co. Ltd.	3,638,000	6,995,526
Jiangsu Expressway Co. Ltd., Class H	3,526,000	4,162,246
Shanghai International Airport Co. Ltd., Class A	193,799	879,690
Zhejiang Expressway Co. Ltd., Class H	4,353,000	3,846,958
		17,299,018
Water Utilities — 0.1%
Beijing Enterprises Water Group Ltd.	11,610,000	3,874,352
Guangdong Investment Ltd.	8,054,000	7,575,284
		11,449,636
Wireless Telecommunication Services — 0.1%
China United Network Communications Ltd., Class A	5,291,027	4,236,367
Total Common Stocks — 99.6% (Cost: $7,158,901,869)		7,860,254,598
Rights
Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd. NVS (Expires 12/31/49)(d)	73,621	—
Total Rights — 0.0% (Cost: $—)		—
Total Long-Term Investments — 99.6% (Cost: $7,158,901,869)		7,860,254,598
Security	Shares	Value
Short-Term Securities
Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	95,360,278	$95,407,959
Total Short-Term Securities — 1.2% (Cost: $95,407,959)		95,407,959
Total Investments — 100.8% (Cost: $7,254,309,828)		7,955,662,557
Liabilities in Excess of Other Assets — (0.8)%		(65,810,516)
Net Assets — 100.0%		$7,889,852,041

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$40,896,524	$54,518,236 (a)	$—	$42,858	$(49,659)	$95,407,959	95,360,278	$1,201,278 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	2,560,000	—	(2,560,000)(a)	—	—	—	—	216,905	—
				$42,858	$(49,659)	$95,407,959		$1,418,183	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	771	09/19/25	$25,956	$1,787,227
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,787,227	$—	$—	$—	$1,787,227

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$12,865,361	$—	$—	$—	$12,865,361
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,421,661	$—	$—	$—	$2,421,661
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$30,488,625
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$436,662,629	$7,423,591,969	$—	$7,860,254,598
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	95,407,959	—	—	95,407,959
	$532,070,588	$7,423,591,969	$—	$7,955,662,557
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,787,227	$—	$1,787,227

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.3%
Hangzhou SF Intra-City Industrial Co. Ltd., Class H(a)(b)(c)	124,800	$241,099
Automobile Components — 2.6%
Launch Tech Co. Ltd., Class H	72,000	102,755
Minth Group Ltd.	344,000	1,461,415
Nexteer Automotive Group Ltd.	432,000	381,940
Tianneng Power International Ltd.(c)	312,000	325,132
Weifu High-Technology Group Co. Ltd., Class B	67,200	116,938
		2,388,180
Automobiles — 1.1%
BAIC Motor Corp. Ltd., Class H(a)(b)(c)	840,068	221,615
Brilliance China Automotive Holdings Ltd.(c)	1,440,000	737,632
		959,247
Banks — 0.3%
Bank of Zhengzhou Co. Ltd.(a)	672,000	117,237
China Bohai Bank Co. Ltd., Class H(a)(b)	1,320,000	173,218
		290,455
Beverages — 0.3%
China Foods Ltd.	384,000	196,389
China Huiyuan Juice Group Ltd., NVS(b)(d)	81,000	—
Yantai Changyu Pioneer Wine Co. Ltd., Class B	100,800	112,892
		309,281
Biotechnology — 11.2%
Abbisko Cayman Ltd.(b)	217,000	477,573
Alphamab Oncology(a)(b)	240,000	285,809
Ascentage Pharma Group International(a)(b)(c)	124,800	1,336,574
CanSino Biologics Inc., Class H(a)(b)	48,000	302,449
CStone Pharmaceuticals(a)(b)	456,000	632,179
Duality Biotherapeutics Inc.(b)	7,800	315,782
Everest Medicines Ltd.(a)(b)	112,386	919,896
HBM Holdings Ltd.(a)(b)(c)	271,000	513,372
InnoCare Pharma Ltd., Class H(a)(b)	384,000	835,469
Keymed Biosciences Inc.(a)(b)	96,000	852,393
Laekna Inc.(b)	96,000	200,973
Lepu Biopharma Co. Ltd., Class H(a)(b)(c)	384,000	429,583
Remegen Co. Ltd., Class H(a)(b)	86,000	1,088,632
Shandong BoAn Biotechnology Co. Ltd., Class H(b)(c)	76,800	136,676
Shanghai Henlius Biotech Inc., Class H(a)(b)	28,800	287,913
Untrade Cteg, NVS(b)(d)	600,000	1
Zai Lab Ltd.(b)	470,400	1,565,793
		10,181,067
Building Products — 0.3%
China Lesso Group Holdings Ltd.	432,000	268,317
Capital Markets — 2.2%
Central China Securities Co. Ltd., Class H(c)	480,000	173,990
China Everbright Ltd.(c)	446,000	511,728
JF SmartInvest Holdings Ltd.(c)	52,000	512,731
Noah Holdings Ltd., ADR	18,672	232,466
Up Fintech Holding Ltd., ADR(b)	48,000	600,000
		2,030,915
Chemicals — 3.8%
China BlueChemical Ltd., Class H	768,000	240,818
China Risun Group Ltd.(c)	528,000	165,265
China XLX Fertiliser Ltd.	288,000	273,222
Dongyue Group Ltd.	624,000	1,042,791
Fufeng Group Ltd.	720,600	862,104
Global New Material International Holdings Ltd.(b)(c)	379,000	228,556
Security	Shares	Value
Chemicals (continued)
Huabao International Holdings Ltd.	384,000	$207,874
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	192,093	127,956
Sinofert Holdings Ltd.	1,526,000	276,726
Untradelumena Newmat, NVS(b)(d)	21,700	—
		3,425,312
Commercial Services & Supplies — 1.7%
Binjiang Service Group Co. Ltd.	44,359	140,665
China Everbright Environment Group Ltd.	1,728,000	974,467
Dynagreen Environmental Protection Group Co. Ltd., Class H	192,000	116,264
Tuhu Car Inc.(a)(b)	86,400	223,326
Zonqing Environmental Ltd.(c)	96,000	58,372
		1,513,094
Communications Equipment — 0.9%
Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(a)(c)	120,000	814,534
Construction & Engineering — 1.9%
China Conch Venture Holdings Ltd.	672,000	893,040
Greentown Management Holdings Co. Ltd.(a)(c)	288,000	107,048
Sinopec Engineering Group Co. Ltd., Class H	672,000	601,506
Xinte Energy Co. Ltd., Class H(b)	174,000	152,189
		1,753,783
Construction Materials — 0.9%
BBMG Corp., Class H	1,104,000	117,890
China Resources Building Materials Technology Holdings Ltd.	1,152,000	274,774
CSG Holding Co. Ltd., Class B	528,047	125,907
MH Development Ltd., NVS(b)(d)	112,000	—
West China Cement Ltd.(c)	950,000	324,612
		843,183
Consumer Finance — 1.2%
FinVolution Group, ADR	46,080	380,160
Lufax Holding Ltd., ADR(b)	122,208	359,291
Yixin Group Ltd.(a)	816,000	334,812
		1,074,263
Consumer Staples Distribution & Retail — 2.4%
Chongqing Hongjiu Fruit Co. Ltd., Class H(b)(d)	211,280	21,222
East Buy Holding Ltd.(a)(b)(c)	192,000	669,883
Guoquan Food Shanghai Co. Ltd.	307,200	129,256
Ping An Healthcare and Technology Co. Ltd.(a)	408,000	1,089,674
Sun Art Retail Group Ltd.	1,128,000	294,447
		2,204,482
Distributors — 0.6%
China Tobacco International HK Co. Ltd.(c)	96,000	505,808
Diversified Consumer Services — 1.4%
China East Education Holdings Ltd.(a)	264,000	273,979
China Education Group Holdings Ltd.	528,000	193,895
Fenbi Ltd.(b)(c)	576,000	232,136
Fu Shou Yuan International Group Ltd.(c)	672,000	287,763
Tianli International Holdings Ltd.(c)	619,000	300,944
		1,288,717
Diversified REITs — 0.2%
Yuexiu REIT	1,200,000	145,052
Electrical Equipment — 1.0%
China Fiber Optic Network System Group Ltd., NVS(b)(d)	181,600	—
Hangzhou Steam Turbine Power Group Co. Ltd., Class B	91,812	130,999
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Electrical Equipment (continued)
Harbin Electric Co. Ltd., Class H	314,000	$325,877
JL Mag Rare-Earth Co. Ltd., Class H	67,200	199,214
REPT BATTERO Energy Co. Ltd.(b)(c)	144,000	220,929
Trony Solar Holdings Co. Ltd., NVS(b)(d)	216,000	—
		877,019
Electronic Equipment, Instruments & Components — 4.0%
Anxin-China Holdings Ltd., NVS(b)(d)	672,000	1
BOE Varitronix Ltd.	192,000	150,257
FIH Mobile Ltd.(b)(c)	144,000	283,363
Kingboard Holdings Ltd.	288,000	1,060,052
Kingboard Laminates Holdings Ltd.	432,000	736,537
Q Technology Group Co. Ltd.	219,000	453,616
RoboSense Technology Co. Ltd.(b)	120,000	619,926
Wasion Holdings Ltd.	228,000	338,780
		3,642,532
Energy Equipment & Services — 0.2%
Dalipal Holdings Ltd.(b)(c)	192,000	145,315
Entertainment — 3.8%
Boyaa Interactive International Ltd.	192,000	192,924
Damai Entertainment Holdings Ltd.(b)(c)	5,760,000	863,243
iQIYI Inc., ADR(b)(c)	223,584	592,498
Maoyan Entertainment(a)(c)	192,000	191,848
NetDragon Websoft Holdings Ltd.(c)	144,000	193,200
Untrade SMI Holdings, NVS(b)(d)	267,200	—
XD Inc.	138,400	1,444,472
		3,478,185
Financial Services — 0.8%
CSSC Hong Kong Shipping Co. Ltd.	576,000	147,385
Lianlian DigiTech Co. Ltd., Class H(b)	96,000	141,374
SY Holdings Group Ltd.(c)	216,000	330,542
Yeahka Ltd.(b)	96,000	146,987
		766,288
Food Products — 1.6%
China Modern Dairy Holdings Ltd.(c)	1,344,000	226,270
China Youran Dairy Group Ltd.(a)(b)(c)	528,000	264,450
COFCO Joycome Foods Ltd.(b)	1,296,000	299,726
Star Plus Legend Holdings Ltd., Class H(b)	96,000	131,522
Yihai International Holding Ltd.(c)	240,820	425,202
Zhou Hei Ya International Holdings Co. Ltd.(a)	408,000	128,365
		1,475,535
Gas Utilities — 0.5%
Towngas Smart Energy Co. Ltd.(c)	480,000	247,500
Zhongyu Energy Holdings Ltd.(c)	384,000	184,230
		431,730
Ground Transportation — 0.7%
ANE Cayman Inc.(b)	336,000	361,624
Canggang Railway Ltd.(c)	672,000	115,513
Guangshen Railway Co. Ltd.	672,000	197,691
		674,828
Health Care Equipment & Supplies — 3.4%
AK Medical Holdings Ltd.(a)	230,000	166,237
Angelalign Technology Inc.(a)(c)	28,800	267,994
Kangji Medical Holdings Ltd.	168,000	187,036
Lifetech Scientific Corp. (b)(c)	1,536,000	385,482
MicroPort NeuroScientific Corp.(c)	118,000	198,317
Microport Scientific Corp.(b)(c)	436,800	683,240
Shanghai Conant Optical Co. Ltd., Class H	89,500	553,729
Shanghai MicroPort MedBot Group Co. Ltd., Class H(b)(c)	168,000	440,275
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Untrade Hosa International Ltd., NVS(b)(d)	220,000	$—
Zylox-Tonbridge Medical Technology Co. Ltd.(a)	72,000	213,053
		3,095,363
Health Care Providers & Services — 2.1%
Adicon Holdings Ltd.(b)(c)	120,000	110,525
China Resources Medical Holdings Co. Ltd.(c)	408,000	191,345
Genertec Universal Medical Group Co. Ltd.(a)	408,000	318,220
Gushengtang Holdings Ltd.	72,000	301,813
Hygeia Healthcare Holdings Co. Ltd.(a)(b)(c)	172,800	332,686
Jinxin Fertility Group Ltd.(a)(b)(c)	1,032,000	383,894
New Horizon Health Ltd.(a)(b)(d)	132,000	167,601
YSB Inc.	115,200	135,290
		1,941,374
Health Care Technology — 0.5%
Medlive Technology Co. Ltd.(a)(c)	96,000	173,971
Yidu Tech Inc. (a)(b)(c)	302,400	236,141
		410,112
Hotels, Restaurants & Leisure — 1.7%
Atour Lifestyle Holdings Ltd., ADR	16,032	623,965
China Travel International Investment Hong Kong Ltd.(c)	950,000	184,522
DPC Dash Ltd.(b)	38,400	438,702
Haichang Ocean Park Holdings Ltd.(a)(b)(c)	1,536,000	146,301
Jiumaojiu International Holdings Ltd.(a)(c)	432,000	134,438
		1,527,928
Household Durables — 1.1%
Chervon Holdings Ltd.	62,400	179,624
Skyworth Group Ltd.(b)	306,000	136,419
TCL Electronics Holdings Ltd.	480,000	664,847
		980,890
Household Products — 0.3%
Blue Moon Group Holdings Ltd.(a)(c)	552,000	236,174
Independent Power and Renewable Electricity Producers — 1.1%
Beijing Jingneng Clean Energy Co. Ltd., Class H	768,000	234,861
CGN New Energy Holdings Co. Ltd.	576,000	179,976
China Datang Corp. Renewable Power Co. Ltd., Class H	1,104,000	339,367
Concord New Energy Group Ltd.	2,400,000	121,609
Xinyi Energy Holdings Ltd.(c)	960,000	156,696
		1,032,509
Industrial Conglomerates — 0.4%
Shanghai Industrial Holdings Ltd.	192,632	357,916
Insurance — 1.3%
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	460,800	1,174,911
Interactive Media & Services — 2.3%
Hello Group Inc., ADR	56,640	470,112
JOYY Inc., ADR	13,344	721,377
Newborn Town Inc.(b)	256,000	406,370
Weibo Corp., ADR	40,464	463,717
		2,061,576
IT Services — 3.1%
Chinasoft International Ltd.	1,086,000	919,166
INESA Intelligent Tech Inc., Class B	139,242	111,423
Kingsoft Cloud Holdings Ltd.(b)(c)	1,078,980	1,074,073
National Agricultural Holdings Ltd., NVS(b)(d)	108,900	—
Vnet Group Inc., ADR(b)(c)	68,208	590,681

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
IT Services (continued)
WellCell Holdings Co. Ltd.(b)(c)	115,200	$106,233
		2,801,576
Life Sciences Tools & Services — 1.1%
Joinn Laboratories China Co. Ltd., Class H(a)	48,000	132,463
XtalPi Holdings Ltd.(b)(c)	672,000	889,525
		1,021,988
Machinery — 2.7%
CIMC Enric Holdings Ltd.	289,193	267,843
First Tractor Co. Ltd., Class H(c)	192,000	184,354
LK Technology Holdings Ltd.(c)	240,491	166,275
Lonking Holdings Ltd.	912,000	317,080
Sany Heavy Equipment International Holdings Co. Ltd.	528,000	466,908
Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	100,805	133,311
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	504,040	141,074
UBTech Robotics Corp. Ltd., Class H(b)	60,000	741,917
		2,418,762
Media — 0.2%
Xinhua Winshare Publishing and Media Co. Ltd., Class H	144,000	219,819
Metals & Mining — 4.7%
China Gold International Resources Corp. Ltd.	110,400	1,564,860
China Metal Recycling Holdings Ltd., NVS(b)(d)	184,800	—
China Nonferrous Mining Corp Ltd.	624,000	835,594
Jinchuan Group International Resources Co. Ltd.(c)(d)	1,372,000	101,376
Lingbao Gold Group Co. Ltd., Class H(c)	192,000	355,443
Maanshan Iron & Steel Co. Ltd., Class H(b)	672,000	208,413
Shougang Fushan Resources Group Ltd.	960,000	339,652
Tiangong International Co. Ltd.	672,000	216,543
Tongguan Gold Group Ltd.	788,000	203,127
Untrade Real Gold Mining, NVS(b)(d)	126,000	—
Wanguo Gold Group Ltd.(c)	122,000	476,084
Youyuan International Holdings Ltd., NVS(b)(d)	120,000	—
		4,301,092
Oil, Gas & Consumable Fuels — 0.9%
CGN Mining Co. Ltd.(c)	1,200,000	427,982
Kinetic Development Group Ltd.	1,152,000	177,963
Sinopec Kantons Holdings Ltd.	384,000	209,352
		815,297
Paper & Forest Products — 0.9%
China Forestry Holdings Co. Ltd., NVS(b)(d)	306,000	1
Lee & Man Paper Manufacturing Ltd.(c)	624,000	236,528
Nine Dragons Paper Holdings Ltd.(b)	768,000	558,433
Qunxing Paper Holdings Co. Ltd., NVS(b)(d)	148,000	—
Superb Summit International Group Ltd., NVS(b)(d)	2,975	—
		794,962
Personal Care Products — 0.4%
Shanghai Chicmax Cosmetic Co. Ltd.	33,600	391,969
Pharmaceuticals — 6.3%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(c)	115,000	135,478
China Animal Healthcare Ltd., NVS(b)(d)	140,000	—
China Medical System Holdings Ltd.	576,000	966,465
China Shineway Pharmaceutical Group Ltd.	144,000	159,913
China Traditional Chinese Medicine Holdings Co. Ltd.	1,440,000	405,403
Consun Pharmaceutical Group Ltd.	192,000	367,870
Grand Pharmaceutical Group Ltd.(c)	576,000	697,318
Hua Han Health Industry Holdings Ltd., NVS(b)(d)	505,580	1
HUTCHMED China Ltd.(b)	264,165	806,794
Luye Pharma Group Ltd. (a)(b)(c)	984,000	456,858
Security	Shares	Value
Pharmaceuticals (continued)
Ocumension Therapeutics(a)(b)	144,000	$164,756
Sihuan Pharmaceutical Holdings Group Ltd.(c)	2,016,000	379,030
Simcere Pharmaceutical Group Ltd.(a)	288,000	522,287
SSY Group Ltd.(c)	672,000	245,430
Sunshine Lake Pharma Co. Ltd.(b)	33,670	224,380
Tong Ren Tang Technologies Co. Ltd., Class H	288,000	183,495
		5,715,478
Real Estate Management & Development — 8.1%
A-Living Smart City Services Co. Ltd., Class H(a)	336,000	132,899
C&D Property Management Group Co. Ltd.	240,000	98,296
China Jinmao Holdings Group Ltd.	2,582,000	487,511
China Overseas Grand Oceans Group Ltd.	816,000	237,645
China Overseas Property Holdings Ltd.	595,000	409,088
Country Garden Services Holdings Co. Ltd.	1,008,000	843,804
Evergrande Property Services Group Ltd.(a)(b)	2,568,000	294,414
Gemdale Properties & Investment Corp. Ltd.(b)(c)	2,390,000	78,749
Greentown China Holdings Ltd.	480,000	606,392
Greentown Service Group Co. Ltd.	672,000	429,799
Guangzhou R&F Properties Co. Ltd., Class H(b)(c)	883,200	84,527
Hopson Development Holdings Ltd.(b)	532,824	241,960
Onewo Inc., Class H	110,400	357,336
Poly Property Group Co. Ltd.(c)	1,008,000	207,854
Poly Property Services Co. Ltd., Class H	63,600	287,764
Radiance Holdings Group Co. Ltd.(b)(c)	384,000	134,167
Seazen Group Ltd.(b)	1,152,000	368,921
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	129,683	100,110
Shenzhen Investment Ltd.(b)(c)	1,248,000	134,697
Shoucheng Holdings Ltd.	865,600	210,541
Shui On Land Ltd.(c)	1,704,000	166,455
Sunac China Holdings Ltd.(b)(c)	4,032,000	794,761
Sunac Services Holdings Ltd.(a)(c)	720,000	154,835
Yuexiu Property Co. Ltd.(c)	672,000	428,632
Yuexiu Services Group Ltd.	216,000	78,079
		7,369,236
Semiconductors & Semiconductor Equipment — 1.1%
Black Sesame International Holding Ltd.(b)(c)	57,600	140,269
Daqo New Energy Corp., ADR(b)	22,080	559,728
JinkoSolar Holding Co. Ltd., ADR	14,544	335,530
		1,035,527
Software — 2.7%
AsiaInfo Technologies Ltd.(a)(c)	172,800	229,589
Beijing Fourth Paradigm Technology Co. Ltd., Class H(b)(c)	62,400	489,912
Inspur Digital Enterprise Technology Ltd.	258,000	325,488
Marketingforce Management Ltd.(b)	38,400	280,435
Ming Yuan Cloud Group Holdings Ltd.	480,000	244,839
Tuya Inc.	126,768	337,203
Weimob Inc.(a)(b)(c)	1,536,000	521,805
		2,429,271
Specialty Retail — 1.6%
Boshiwa International Holding Ltd., NVS(b)(d)	67,000	—
Topsports International Holdings Ltd.(a)	1,051,000	437,173
XXF Group Holdings Ltd.(b)(c)	393,000	352,896
Zhongsheng Group Holdings Ltd.	336,000	697,102
		1,487,171
Technology Hardware, Storage & Peripherals — 0.5%
Legend Holdings Corp., Class H(a)(b)	268,800	405,527
Textiles, Apparel & Luxury Goods — 1.4%
361 Degrees International Ltd.	384,000	314,329
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Small-Cap ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
China Lilang Ltd.(c)	192,000	$93,346
Fuguiniao Co. Ltd., NVS(b)(d)	43,200	—
JNBY Design Ltd.	96,000	248,685
Xtep International Holdings Ltd.	720,000	615,404
		1,271,764
Tobacco — 0.4%
RLX Technology Inc., ADR	128,256	325,770
Transportation Infrastructure — 2.6%
Anhui Expressway Co. Ltd., Class H	192,000	289,822
Beijing Capital International Airport Co. Ltd., Class H(b)	864,000	328,184
Cosco Shipping International Hong Kong Co. Ltd.	192,000	159,909
COSCO Shipping Ports Ltd.	576,000	418,201
Hainan Meilan International Airport Co. Ltd., Class H(b)	96,000	128,689
Shenzhen International Holdings Ltd.	696,000	702,176
Sichuan Expressway Co. Ltd., Class H	288,000	177,333
Yuexiu Transport Infrastructure Ltd.	345,601	190,190
		2,394,504
Water Utilities — 0.3%
China Water Affairs Group Ltd.(c)	336,000	268,365
Total Long-Term Investments — 99.1% (Cost: $76,942,336)		90,015,052
Short-Term Securities
Money Market Funds — 23.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(e)(f)(g)	21,274,063	21,284,700
Security	Shares	Value
Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(e)(f)	160,000	$160,000
Total Short-Term Securities — 23.6% (Cost: $21,443,896)		21,444,700
Total Investments — 122.7% (Cost: $98,386,232)		111,459,752
Liabilities in Excess of Other Assets — (22.7)%		(20,640,334)
Net Assets — 100.0%		$90,819,418

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$12,718,133	$8,569,663 (a)	$—	$869	$(3,965)	$21,284,700	21,274,063	$892,503 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	140,000 (a)	—	—	—	160,000	160,000	2,680	—
				$869	$(3,965)	$21,444,700		$895,183	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI China Index	20	09/19/25	$673	$21,024

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$21,024	$—	$—	$—	$21,024

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$158,722	$—	$—	$—	$158,722
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$27,172	$—	$—	$—	$27,172
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$469,104
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$12,987,275	$76,737,574	$290,203	$90,015,052
Short-Term Securities
Money Market Funds	21,444,700	—	—	21,444,700
	$34,431,975	$76,737,574	$290,203	$111,459,752
Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$21,024	$—	$21,024

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI China Small-Cap ETF

in determining fair value:
Assets	Common Stocks
Opening balance, as of August 31, 2024	$608,999
Transfers into Level 3	77,065
Transfers out of Level 3	(119,080)
Accrued discounts/premiums	—
Net realized gain (loss)	(691,386)
Net change in unrealized appreciation (depreciation)(a)(b)	520,243
Purchases	26,004
Sales	(131,642)
Closing balance, as of August 31, 2025	$290,203
Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2025(b)	$(59,105)
(a) Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Indonesia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Automobile Components — 0.3%
Selamat Sempurna Tbk PT	8,514,900	$975,935
Banks — 42.8%
Bank Aladin Syariah Tbk PT(a)	22,889,500	1,131,288
Bank Central Asia Tbk PT	127,644,790	62,534,410
Bank Jago Tbk PT(a)	12,323,800	1,696,338
Bank Mandiri Persero Tbk PT	87,250,120	25,006,122
Bank Negara Indonesia Persero Tbk PT	36,378,816	9,658,072
Bank Rakyat Indonesia Persero Tbk PT	158,034,154	38,794,590
Bank Tabungan Negara Persero Tbk PT	19,861,826	1,563,874
		140,384,694
Beverages — 0.2%
Sariguna Primatirta Tbk. PT	17,999,400	627,703
Broadline Retail — 3.5%
Bukalapak.com PT Tbk(a)	170,624,000	1,800,035
GoTo Gojek Tokopedia Tbk PT(a)	2,204,430,900	7,744,087
Mitra Adiperkasa Tbk PT	26,892,500	1,963,197
		11,507,319
Capital Markets — 0.6%
Pacific Strategic Financial Tbk PT(a)	26,692,300	1,885,781
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	—
		1,885,781
Chemicals — 4.9%
Avia Avian Tbk PT	36,278,800	927,440
Barito Pacific Tbk PT(a)	43,392,055	5,759,338
Chandra Asri Pacific Tbk PT	17,182,852	8,579,598
ESSA Industries Indonesia Tbk PT	24,441,000	836,762
		16,103,138
Construction & Engineering — 0.2%
Waskita Karya Persero Tbk PT(a)(b)	61,414,619	376,160
Wijaya Karya Persero Tbk PT(a)(b)	20,339,300	213,877
		590,037
Construction Materials — 1.1%
Indocement Tunggal Prakarsa Tbk PT	4,098,544	1,740,207
Semen Indonesia Persero Tbk PT	11,267,941	1,808,883
		3,549,090
Consumer Finance — 0.3%
BFI Finance Indonesia Tbk PT	23,978,000	1,105,111
Consumer Staples Distribution & Retail — 2.2%
Midi Utama Indonesia Tbk PT	30,039,000	816,099
Sumber Alfaria Trijaya Tbk PT	47,098,200	6,283,468
		7,099,567
Diversified Telecommunication Services — 6.8%
Dayamitra Telekomunikasi PT	12,486,200	442,961
Inovisi Infracom Tbk PT, NVS(a)(b)	9,476,400	—
Sarana Menara Nusantara Tbk PT	50,177,000	1,871,368
Telkom Indonesia Persero Tbk PT	104,818,890	20,050,117
		22,364,446
Entertainment — 0.4%
MD Entertainment Tbk PT	6,915,720	1,379,789
Food Products — 5.9%
Astra Agro Lestari Tbk PT	852,500	377,395
Charoen Pokphand Indonesia Tbk PT	19,159,425	4,959,775
Cisarua Mountain Dairy PT TBK	4,516,100	1,369,345
Indofood CBP Sukses Makmur Tbk PT	6,416,454	3,493,365
Indofood Sukses Makmur Tbk PT	11,285,830	5,100,634
Inti Agri Resources Tbk PT(a)(b)	190,840,700	—
Security	Shares	Value
Food Products (continued)
Japfa Comfeed Indonesia Tbk PT	18,732,000	$1,861,633
Sawit Sumbermas Sarana Tbk PT	11,686,500	1,038,249
Triputra Agro Persada PT	4,072,000	350,651
Ultrajaya Milk Industry & Trading Co. Tbk PT	9,985,200	772,386
		19,323,433
Gas Utilities — 0.9%
Perusahaan Gas Negara Tbk PT	28,370,207	2,941,897
Health Care Providers & Services — 1.3%
Medikaloka Hermina Tbk PT	23,307,200	2,343,128
Mitra Keluarga Karyasehat Tbk PT	13,406,500	1,788,617
		4,131,745
Industrial Conglomerates — 4.0%
Astra International Tbk PT	39,489,430	13,174,221
Marine Transportation — 0.3%
Transcoal Pacific Tbk PT	3,105,500	1,082,876
Media — 0.9%
Elang Mahkota Teknologi Tbk PT	38,169,100	2,812,175
Metals & Mining — 8.7%
Amman Mineral Internasional PT(a)	29,842,684	14,223,285
Aneka Tambang Tbk	22,841,754	4,233,876
Bumi Resources Minerals Tbk PT(a)	153,213,800	4,389,434
Merdeka Copper Gold Tbk PT(a)	26,901,006	4,055,246
Petrosea Tbk PT	1,499,600	344,598
Vale Indonesia Tbk PT	6,070,400	1,378,689
		28,625,128
Oil, Gas & Consumable Fuels — 8.1%
Adaro Andalan Indonesia PT(a)	863,800	361,444
AKR Corporindo Tbk PT	24,294,900	1,759,862
Alamtri Resources Indonesia Tbk PT	26,771,539	2,850,744
Bukit Asam Tbk PT	13,523,300	1,967,614
Bumi Resources Tbk PT(a)	333,342,900	2,204,142
Dian Swastatika Sentosa Tbk PT(a)	1,456,300	8,760,762
Indo Tambangraya Megah Tbk PT	1,123,600	1,506,695
Medco Energi Internasional Tbk PT	22,849,886	1,612,551
Petrindo Jaya Kreasi Tbk PT	34,151,900	3,226,339
Raharja Energi Cepu PT	852,700	315,545
Sekawan Intipratama Tbk PT, NVS(a)(b)	30,572,100	—
Sugih Energy Tbk PT(a)(b)	39,886,700	—
Trada Alam Minera Tbk PT(a)(b)	163,879,000	—
United Tractors Tbk PT	1,422,796	2,104,481
		26,670,179
Paper & Forest Products — 1.6%
Indah Kiat Pulp & Paper Tbk PT	6,947,200	3,221,249
Pabrik Kertas Tjiwi Kimia Tbk PT	4,555,000	1,985,834
		5,207,083
Personal Care Products — 0.3%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	33,480,137	1,055,771
Pharmaceuticals — 1.1%
Kalbe Farma Tbk PT	50,084,985	3,696,424
Real Estate Management & Development — 1.5%
Bumi Serpong Damai Tbk PT(a)	20,379,122	1,340,388
Ciputra Development Tbk PT	31,051,713	1,912,513
Hanson International Tbk PT, NVS(b)	372,896,535	—
MNC Tourism Indonesia Tbk PT(a)	31,396,900	352,239
Pakuwon Jati Tbk PT	59,581,877	1,344,618
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Indonesia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Real Estate Management & Development (continued)
Rimo International Lestari Tbk PT(a)(b)	54,096,000	$—
		4,949,758
Specialty Retail — 0.6%
Aspirasi Hidup Indonesia Tbk PT	29,643,979	820,458
Map Aktif Adiperkasa PT	30,178,200	1,150,033
		1,970,491
Tobacco — 0.2%
Gudang Garam Tbk PT	1,430,500	739,540
Transportation Infrastructure — 0.4%
Jasa Marga Persero Tbk PT	7,111,608	1,449,062
Wireless Telecommunication Services — 0.8%
XLSMART Telecom Sejahtera Tbk. PT	15,964,200	2,662,313
Total Long-Term Investments — 99.9% (Cost: $435,259,936)		328,064,706
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	240,000	240,000
Total Short-Term Securities — 0.1% (Cost: $240,000)		240,000
Total Investments — 100.0% (Cost: $435,499,936)		328,304,706
Liabilities in Excess of Other Assets — (0.0)%		(122,472)
Net Assets — 100.0%		$328,182,234

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$320,000	$—	$(80,000)(a)	$—	$—	$240,000	240,000	$13,418	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$173,841	$—	$—	$—	$173,841

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Indonesia ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$855,488
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$29,547,534	$297,927,135	$590,037	$328,064,706
Short-Term Securities
Money Market Funds	240,000	—	—	240,000
	$29,787,534	$297,927,135	$590,037	$328,304,706
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Peru and Global Exposure ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 27.8%
Banco BBVA Peru SA	7,881,196	$3,279,602
Credicorp Ltd.	147,405	37,912,566
Intercorp Financial Services Inc.	124,083	4,928,577
		46,120,745
Broadline Retail — 2.7%
Falabella SA	781,420	4,447,638
Construction Materials — 1.9%
Cementos Pacasmayo SAA	2,383,745	3,104,054
Consumer Staples Distribution & Retail — 1.6%
InRetail Peru Corp.(a)	97,410	2,620,329
Diversified Consumer Services — 2.9%
Laureate Education Inc.(b)	173,102	4,756,843
Electric Utilities — 2.1%
Interconexion Electrica SA ESP	660,613	3,584,881
Food Products — 0.9%
Casa Grande SAA	481,561	1,445,003
Health Care Providers & Services — 1.2%
Auna SA, Class A(b)	324,052	2,038,287
Metals & Mining — 50.9%
Cia. de Minas Buenaventura SAA, ADR	409,983	7,847,075
Corp. Aceros Arequipa SA, NVS	2,380,233	653,586
Fortuna Mining Corp.(b)	643,112	4,959,083
Hochschild Mining PLC	1,821,924	6,932,777
MMG Ltd.(b)	7,976,000	5,328,960
Pan American Silver Corp.	147,590	5,006,894
Sociedad Minera Cerro Verde SAA	77,482	3,172,888
Southern Copper Corp.	381,896	36,696,371
Triple Flag Precious Metals Corp.	179,402	4,906,498
Volcan Cia. Minera SAA, Class B, NVS(b)	42,772,459	4,346,807
Security	Shares	Value
Metals & Mining (continued)
Wheaton Precious Metals Corp.	47,742	$4,794,536
		84,645,475
Real Estate Management & Development — 2.4%
Parque Arauco SA	1,716,670	3,959,470
Trading Companies & Distributors — 2.8%
Ferreycorp SAA	4,738,483	4,600,925
Transportation Infrastructure — 0.7%
Inversiones Portuarias Chancay SAA, NVS(b)	31,358,770	1,198,407
Wireless Telecommunication Services — 1.7%
Empresa Nacional de Telecomunicaciones SA	818,770	2,838,647
Total Long-Term Investments — 99.6% (Cost: $135,761,597)		165,360,704
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	660,000	660,000
Total Short-Term Securities — 0.4% (Cost: $660,000)		660,000
Total Investments — 100.0% (Cost: $136,421,597)		166,020,704
Other Assets Less Liabilities — 0.0%		73,566
Net Assets — 100.0%		$166,094,270

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$90,000	$570,000 (a)	$—	$—	$—	$660,000	660,000	$10,683	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	8	09/19/25	$506	$(3,083)

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Peru and Global Exposure ETF

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,083	$—	$—	$—	$3,083

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$121,145	$—	$—	$—	$121,145
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(9,504)	$—	$—	$—	$(9,504)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$918,091
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$153,098,967	$12,261,737	$—	$165,360,704
Short-Term Securities
Money Market Funds	660,000	—	—	660,000
	$153,758,967	$12,261,737	$—	$166,020,704
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,083)	$—	$—	$(3,083)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Philippines ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 19.7%
Bank of the Philippine Islands	2,287,015	$4,522,403
BDO Unibank Inc.	4,282,861	10,132,869
Metropolitan Bank & Trust Co.	3,792,954	4,642,775
Philippine National Bank	1,218,340	1,154,486
		20,452,533
Consumer Staples Distribution & Retail — 3.6%
Puregold Price Club Inc.	3,745,460	2,703,653
Robinsons Retail Holdings Inc.	1,663,500	1,031,955
		3,735,608
Diversified Telecommunication Services — 1.7%
Converge Information and Communications Technology Solutions Inc.	7,071,800	1,732,675
Electric Utilities — 6.1%
Manila Electric Co.	499,750	4,678,734
Synergy Grid & Development Phils Inc.(a)	6,497,400	1,705,503
		6,384,237
Food Products — 5.6%
Century Pacific Food Inc.	3,708,400	2,381,631
Monde Nissin Corp.(b)	11,896,400	1,467,663
Universal Robina Corp.	1,367,468	1,936,894
		5,786,188
Hotels, Restaurants & Leisure — 6.1%
DigiPlus Interactive Corp.	4,103,030	1,651,407
Jollibee Foods Corp.	1,142,661	4,639,030
		6,290,437
Independent Power and Renewable Electricity Producers — 0.5%
ACEN Corp.	12,299,663	477,824
Industrial Conglomerates — 19.8%
Aboitiz Equity Ventures Inc.	4,408,800	2,245,097
Alliance Global Group Inc.	11,531,239	1,473,061
Ayala Corp.	326,878	3,117,482
DMCI Holdings Inc.	9,328,800	1,756,548
GT Capital Holdings Inc.	282,896	3,416,682
JG Summit Holdings Inc.	4,137,861	1,721,874
LT Group Inc.	8,413,200	2,064,101
SM Investments Corp.	359,516	4,749,927
		20,544,772
Office REITs — 1.0%
AREIT Inc.	678,500	530,736
Security	Shares	Value
Office REITs (continued)
RL Commercial REIT Inc.	3,576,600	$503,209
		1,033,945
Oil, Gas & Consumable Fuels — 1.6%
Semirara Mining & Power Corp., Class A	2,964,500	1,706,747
Real Estate Management & Development — 13.0%
Ayala Land Inc.	9,165,250	4,490,800
Megaworld Corp.	42,020,960	1,516,045
Robinsons Land Corp.	1,945,006	500,334
SM Prime Holdings Inc.	17,296,335	6,991,781
		13,498,960
Transportation Infrastructure — 15.1%
International Container Terminal Services Inc.	1,851,383	15,648,165
Water Utilities — 2.5%
Manila Water Co. Inc.	3,504,429	2,575,659
Wireless Telecommunication Services — 3.4%
PLDT Inc.	174,329	3,536,113
Total Long-Term Investments — 99.7% (Cost: $116,968,257)		103,403,863
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	80,000	80,000
Total Short-Term Securities — 0.1% (Cost: $80,000)		80,000
Total Investments — 99.8% (Cost: $117,048,257)		103,483,863
Other Assets Less Liabilities — 0.2%		219,664
Net Assets — 100.0%		$103,703,527

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$180,000	$—	$(100,000)(a)	$—	$—	$80,000	80,000	$5,341	$—

(a)	Represents net amount purchased (sold).

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Philippines ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	4	09/19/25	$253	$834
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$834	$—	$—	$—	$834

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(8,607)	$—	$—	$—	$(8,607)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$77	$—	$—	$—	$77
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$176,121
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$64,761,840	$38,642,023	$—	$103,403,863
Short-Term Securities
Money Market Funds	80,000	—	—	80,000
	$64,841,840	$38,642,023	$—	$103,483,863
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Philippines ETF

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$834	$—	$—	$834

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments
August 31, 2025
iShares® MSCI Poland ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 33.1%
Alior Bank SA	350,043	$9,972,543
Bank Handlowy w Warszawie SA	53,435	1,512,002
Bank Millennium SA(a)(b)	2,345,864	9,087,454
Bank Polska Kasa Opieki SA	667,076	33,599,771
mBank SA(a)	55,955	13,516,224
Powszechna Kasa Oszczednosci Bank Polski SA	3,146,191	61,368,963
Santander Bank Polska SA	130,622	18,182,645
		147,239,602
Broadline Retail — 5.5%
Allegro.eu SA (a)(c)	1,990,499	20,002,835
Pepco Group NV(b)	747,807	4,401,412
		24,404,247
Capital Markets — 1.4%
XTB SA(c)	284,522	6,017,487
Chemicals — 0.3%
Grupa Azoty SA(a)(b)	293,295	1,468,822
Construction & Engineering — 1.6%
Budimex SA(b)	49,883	7,296,609
Consumer Finance — 1.9%
KRUK SA	68,773	8,593,373
Consumer Staples Distribution & Retail — 5.4%
Dino Polska SA(a)(c)	1,570,570	19,596,801
Zabka Group SA(a)	778,513	4,659,172
		24,255,973
Diversified Telecommunication Services — 2.4%
Cyfrowy Polsat SA(a)	1,079,225	4,241,945
Orange Polska SA	2,619,730	6,666,338
		10,908,283
Electric Utilities — 5.8%
Enea SA(a)	1,098,157	5,527,279
PGE Polska Grupa Energetyczna SA(a)	3,451,153	10,756,028
Tauron Polska Energia SA(a)	4,098,876	9,514,235
		25,797,542
Entertainment — 3.8%
CD Projekt SA	242,908	16,816,397
Health Care Providers & Services — 0.3%
Diagnostyka SA, NVS	21,673	1,206,091
Hotels, Restaurants & Leisure — 0.4%
AmRest Holdings SE	393,575	1,569,198
Insurance — 8.2%
Powszechny Zaklad Ubezpieczen SA	2,194,048	36,516,209
Security	Shares	Value
Metals & Mining — 6.1%
Grupa Kety SA	38,091	$9,635,115
Jastrzebska Spolka Weglowa SA, Class S(a)(b)	290,499	1,807,224
KGHM Polska Miedz SA(a)	451,171	15,848,546
		27,290,885
Oil, Gas & Consumable Fuels — 10.1%
ORLEN SA	2,101,187	44,900,348
Professional Services — 2.3%
Benefit Systems SA	11,360	10,167,444
Software — 2.4%
Asseco Poland SA	207,772	10,784,344
Specialty Retail — 2.6%
Auto Partner SA	397,070	2,195,834
CCC SA(a)(b)	204,287	9,372,683
		11,568,517
Textiles, Apparel & Luxury Goods — 3.8%
LPP SA	3,584	16,980,314
Total Long-Term Investments — 97.4% (Cost: $404,628,331)		433,781,685
Short-Term Securities
Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.44%(d)(e)(f)	19,846,390	19,856,314
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(d)(e)	2,120,000	2,120,000
Total Short-Term Securities — 4.9% (Cost: $21,974,781)		21,976,314
Total Investments — 102.3% (Cost: $426,603,112)		455,757,999
Liabilities in Excess of Other Assets — (2.3)%		(10,408,702)
Net Assets — 100.0%		$445,349,297

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Poland ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$19,033,721	$822,346 (a)	$—	$(1,204)	$1,451	$19,856,314	19,846,390	$145,100 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,260,000	—	(2,140,000)(a)	—	—	2,120,000	2,120,000	74,355	—
				$(1,204)	$1,451	$21,976,314		$219,455	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
WIG20 Index	723	09/19/25	$11,161	$(341,367)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$341,367	$—	$—	$—	$341,367

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,160,560	$—	$—	$—	$1,160,560
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(344,623)	$—	$—	$—	$(344,623)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$5,479,108
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Poland ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$8,862,172	$424,919,513	$—	$433,781,685
Short-Term Securities
Money Market Funds	21,976,314	—	—	21,976,314
	$30,838,486	$424,919,513	$—	$455,757,999
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(341,367)	$—	$(341,367)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Qatar ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.5%
Gulf Warehousing Co.	571,909	$424,374
Banks — 54.7%
Al Rayan Bank	5,330,336	3,518,585
Commercial Bank PSQC (The)	2,641,396	3,401,748
Doha Bank QPSC	2,647,196	1,882,244
Dukhan Bank	1,944,710	1,955,699
Qatar International Islamic Bank QSC	1,002,602	3,104,534
Qatar Islamic Bank QPSC	1,721,773	11,552,353
Qatar National Bank QPSC	3,366,813	17,547,991
		42,963,154
Chemicals — 2.8%
Mesaieed Petrochemical Holding Co.	5,942,426	2,216,005
Construction & Engineering — 1.7%
Estithmar Holding QPSC(a)	1,164,905	1,327,111
Construction Materials — 1.1%
Qatar National Cement Co. QSC	523,961	488,689
Qatari Investors Group QSC	829,001	342,086
		830,775
Consumer Staples Distribution & Retail — 0.8%
Al Meera Consumer Goods Co. QSC	150,005	598,744
Diversified Telecommunication Services — 3.7%
Ooredoo QPSC	832,332	2,944,609
Energy Equipment & Services — 1.4%
Gulf International Services QSC	1,279,040	1,116,827
Financial Services — 0.5%
Salam International Investment Ltd. QSC	1,800,597	380,649
Food Products — 0.7%
Baladna(a)	1,229,679	539,409
Health Care Providers & Services — 0.8%
Medicare Group	367,721	640,541
Industrial Conglomerates — 8.0%
Aamal Co.	2,703,441	613,156
Industries Qatar QSC	1,499,765	5,286,657
Mannai Corp. QSC	258,208	385,180
		6,284,993
Security	Shares	Value
IT Services — 0.6%
Meeza QSTP LLC	479,122	$452,520
Marine Transportation — 3.9%
Qatar Navigation QSC	984,676	3,092,930
Metals & Mining — 1.6%
Qatar Aluminum Manufacturing Co.	3,162,533	1,237,350
Multi-Utilities — 2.6%
Qatar Electricity & Water Co. QSC	464,692	2,014,082
Oil, Gas & Consumable Fuels — 7.8%
Qatar Fuel QSC	617,756	2,536,843
Qatar Gas Transport Co. Ltd.	2,736,865	3,551,152
		6,087,995
Real Estate Management & Development — 4.3%
Barwa Real Estate Co.	2,304,691	1,728,635
Ezdan Holding Group QSC(a)	2,121,620	721,679
Mazaya Real Estate Development QPSC(a)	1,578,657	275,002
United Development Co. QSC	2,370,364	659,980
		3,385,296
Wireless Telecommunication Services — 1.7%
Vodafone Qatar QSC	2,024,557	1,357,887
Total Common Stocks — 99.2% (Cost: $56,395,613)		77,895,251
Rights
Banks — 0.8%
Lesha Bank LLC, CVR )	1,164,842	601,370
Total Rights — 0.8% (Cost: $301,616)		601,370
Total Investments — 100.0% (Cost: $56,697,229)		78,496,621
Other Assets Less Liabilities — 0.0%		26,546
Net Assets — 100.0%		$78,523,167

(a)	Non-income producing security.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$150,000	$—	$(150,000)(b)	$—	$—	$—	—	$2,610	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Qatar ETF

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(56,221)	$—	$—	$—	$(56,221)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$328	$—	$—	$—	$328
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$302,198
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$40,572,649	$37,322,602	$—	$77,895,251
Rights	601,370	—	—	601,370
	$41,174,019	$37,322,602	$—	$78,496,621
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI Saudi Arabia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.5%
SAL Saudi Logistics Services	58,291	$2,632,887
Banks — 36.4%
Al Rajhi Bank	3,202,550	80,359,963
Alinma Bank	2,177,277	14,621,567
Arab National Bank	1,597,127	9,986,719
Bank AlBilad	1,307,597	9,102,355
Bank Al-Jazira(a)	1,114,127	3,605,749
Banque Saudi Fransi	2,173,222	9,371,504
Riyad Bank	2,611,902	18,042,192
Saudi Awwal Bank	1,789,606	14,362,958
Saudi Investment Bank (The)	1,087,141	3,934,312
Saudi National Bank (The)	4,765,223	44,165,686
		207,553,005
Building Products — 0.3%
Bawan Co.	52,955	859,570
Saudi Ceramic Co.	85,711	665,783
		1,525,353
Capital Markets — 0.8%
Derayah Financial Co.	75,135	560,171
Saudi Tadawul Group Holding Co.	85,181	3,865,330
		4,425,501
Chemicals — 8.9%
Advanced Petrochemical Co.(a)	225,734	2,105,615
Alujain Corp.	61,024	597,548
National Industrialization Co.(a)	580,395	1,682,928
SABIC Agri-Nutrients Co.	358,056	11,573,201
Sahara International Petrochemical Co.	639,080	3,429,035
Saudi Aramco Base Oil Co.	45,372	1,041,100
Saudi Basic Industries Corp.	1,429,245	23,235,421
Saudi Industrial Investment Group	592,307	3,030,804
Saudi Kayan Petrochemical Co.(a)	536,943	731,794
Yanbu National Petrochemical Co.	352,247	3,081,762
		50,509,208
Commercial Services & Supplies — 0.3%
Catrion Catering Holding Co.	71,806	1,920,920
Construction & Engineering — 0.1%
Al Babtain Power & Telecommunication Co.	56,331	858,314
Construction Materials — 1.4%
Arabian Cement Co./Saudi Arabia	85,711	500,827
City Cement Co.	119,974	518,304
Eastern Province Cement Co.	73,735	511,172
Qassim Cement Co. (The)	96,417	1,107,753
Riyadh Cement Co.	95,908	770,258
Saudi Cement Co.	133,354	1,381,089
Southern Province Cement Co.	113,347	781,269
Yamama Cement Co.	176,084	1,540,277
Yanbu Cement Co.	134,969	595,816
		7,706,765
Consumer Finance — 0.1%
United International Holding Co.(a)	11,172	467,690
Consumer Staples Distribution & Retail — 1.0%
Abdullah Al Othaim Markets Co.	782,298	1,563,679
Al-Dawaa Medical Services Co.	53,191	927,026
Almunajem Foods Co.	31,450	477,217
BinDawood Holding Co.	515,512	759,745
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Nahdi Medical Co.	69,512	$2,141,567
		5,869,234
Diversified Consumer Services — 0.3%
Ataa Educational Co.	36,039	610,383
National Co. for Learning & Education	30,523	1,379,644
		1,990,027
Diversified REITs — 0.3%
Al Rajhi REIT	468,531	1,024,426
Jadwa REIT Saudi Fund	318,542	873,567
		1,897,993
Diversified Telecommunication Services — 6.5%
Etihad Atheeb Telecommunication Co.	30,022	853,218
Saudi Telecom Co.	3,226,538	36,094,873
		36,948,091
Electric Utilities — 1.0%
Saudi Electricity Co.	1,478,804	5,730,195
Electrical Equipment — 0.4%
Electrical Industries Co.	978,283	2,344,614
Energy Equipment & Services — 0.6%
Ades Holding Co.	601,599	2,390,596
Arabian Drilling Co.	41,488	828,673
		3,219,269
Financial Services — 0.1%
Saudi Advanced Industries Co.	51,446	331,726
Food Products — 3.0%
Almarai Co. JSC	871,400	11,027,542
First Milling Co.	29,141	403,573
Modern Mills Co.	42,931	360,784
National Agriculture Development Co. (The)(a)	262,533	1,457,590
Saudia Dairy & Foodstuff Co.	28,334	2,019,218
Savola Group (The)(a)	262,358	1,685,099
		16,953,806
Gas Utilities — 0.2%
National Gas & Industrialization Co.	65,414	1,310,586
Ground Transportation — 0.5%
Lumi Rental Co.(a)	28,840	469,989
Saudi Public Transport Co.(a)	107,128	394,133
Theeb Rent A Car Co.	36,861	617,196
United International Transportation Co.	63,812	1,177,135
		2,658,453
Health Care Providers & Services — 4.0%
Al Hammadi Holding	138,789	1,245,898
Almoosa Health Co.	17,191	779,326
Dallah Healthcare Co.	60,535	2,091,708
Dr Sulaiman Al Habib Medical Services Group Co.	155,637	9,996,407
Dr. Soliman Abdel Kader Fakeeh Hospital Co.	90,885	967,729
Middle East Healthcare Co.	73,155	1,116,766
Mouwasat Medical Services Co.	174,286	3,361,846
National Medical Care Co.	38,920	1,789,813
Saudi Chemical Co. Holding	731,741	1,332,545
		22,682,038
Hotels, Restaurants & Leisure — 1.7%
Jabal Omar Development Co.(a)	943,610	4,811,797
Jahez International Co.(a)	182,281	1,082,520
Leejam Sports Co. JSC	45,461	1,794,587
Seera Group Holding(a)	260,369	2,017,613
		9,706,517

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Saudi Arabia ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Independent Power and Renewable Electricity Producers — 2.7%
ACWA Power Co.(a)	272,249	$15,392,942
Industrial Conglomerates — 0.5%
Astra Industrial Group	69,789	2,656,485
Insurance — 2.7%
Al Rajhi Co. for Co-operative Insurance(a)	71,383	2,218,452
Bupa Arabia for Cooperative Insurance Co.	146,404	5,696,183
Co. for Cooperative Insurance (The)	130,588	4,071,604
Mediterranean and Gulf Cooperative Insurance and Reinsurance Co. (The)(a)	89,984	396,218
Rasan Information Technology Co.(a)	61,356	1,625,184
Saudi Reinsurance Co.(a)	89,730	1,105,673
Walaa Cooperative Insurance Co.(a)	109,313	358,550
		15,471,864
IT Services — 2.2%
Al Moammar Information Systems Co.	26,352	927,208
Arabian Internet & Communications Services Co.	26,137	1,681,876
Elm Co.	42,590	9,733,203
Perfect Presentation For Commercial Services Co.(a)	157,400	433,375
		12,775,662
Media — 0.6%
Arabian Contracting Services Co.(a)	30,153	712,301
Saudi Research & Media Group(a)	63,887	2,944,821
		3,657,122
Metals & Mining — 4.9%
Al Masane Al Kobra Mining Co.	64,378	1,056,069
East Pipes Integrated Co. for Industry	23,707	670,646
Saudi Arabian Mining Co.(a)	1,842,135	25,525,794
Saudi Steel Pipe Co.	35,651	470,234
Zamil Industrial Investment Co.(a)	43,650	411,213
		28,133,956
Multi-Utilities — 0.2%
Power & Water Utility Co. for Jubail & Yanbu	125,032	1,321,265
Oil, Gas & Consumable Fuels — 10.4%
Saudi Arabian Oil Co.(b)	9,423,275	59,497,680
Paper & Forest Products — 0.2%
Middle East Paper Co.(a)	74,257	557,828
Saudi Paper Manufacturing Co.	31,736	433,846
		991,674
Pharmaceuticals — 0.5%
Jamjoom Pharmaceuticals Factory Co.	37,178	1,571,168
Middle East Pharmaceutical Co.	10,513	357,843
Saudi Pharmaceutical Industries & Medical Appliances Corp.(a)	106,140	758,200
		2,687,211
Professional Services — 0.1%
Maharah Human Resources Co.	407,071	519,043
Saudi Manpower Solutions Co.	197,586	318,585
		837,628
Real Estate Management & Development — 3.2%
Alandalus Property Co.	79,987	431,431
Arabian Centres Co.(b)	343,423	1,867,834
Arriyadh Development Co.	183,334	1,615,585
Security	Shares	Value
Real Estate Management & Development (continued)
Dar Al Arkan Real Estate Development Co.(a)	939,120	$4,677,729
Emaar Economic City(a)	328,652	1,136,790
Knowledge Economic City Co.(a)	124,795	424,508
Makkah Construction & Development Co.	159,221	3,188,918
Retal Urban Development Co.	434,327	1,442,502
Saudi Real Estate Co.(a)	266,744	1,290,209
Sumou Real Estate Co.	30,702	313,408
Taiba Investments Co.	205,448	2,062,036
		18,450,950
Specialty Retail — 1.8%
Al Majed for Oud Co.	10,836	346,913
Aldrees Petroleum and Transport Services Co.	86,957	2,757,060
AlSaif Stores For Development & Investment Co.(a)	212,310	398,066
Fawaz Abdulaziz Al Hokair & Co.(a)	85,351	551,112
Jarir Marketing Co.	1,044,640	3,548,952
Nice One Beauty Digital Marketing Co.(a)	49,620	332,406
Saudi Automotive Services Co.	61,647	847,177
United Electronics Co.	69,576	1,677,200
		10,458,886
Transportation Infrastructure — 0.5%
Saudi Ground Services Co.	162,934	1,960,817
Sustained Infrastructure Holding Co.	70,372	654,283
		2,615,100
Water Utilities — 0.3%
AlKhorayef Water & Power Technologies Co.	30,659	1,034,554
Miahona	75,024	507,540
		1,542,094
Wireless Telecommunication Services — 2.4%
Etihad Etisalat Co.	670,912	11,442,090
Mobile Telecommunications Co. Saudi Arabia	784,842	2,233,114
		13,675,204
Total Long-Term Investments — 101.6% (Cost: $455,357,948)		579,407,915
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	1,850,000	1,850,000
Total Short-Term Securities — 0.3% (Cost: $1,850,000)		1,850,000
Total Investments — 101.9% (Cost: $457,207,948)		581,257,915
Liabilities in Excess of Other Assets — (1.9)%		(10,930,269)
Net Assets — 100.0%		$570,327,646

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Saudi Arabia ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$5,700,000	$—	$(3,850,000)(a)	$—	$—	$1,850,000	1,850,000	$71,180	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	30	09/19/25	$1,897	$12,664
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets—Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$12,664	$—	$—	$—	$12,664

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$368,099	$—	$—	$—	$368,099
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(37,468)	$—	$—	$—	$(37,468)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$2,981,951
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI Saudi Arabia ETF

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$62,210,972	$517,196,943	$—	$579,407,915
Short-Term Securities
Money Market Funds	1,850,000	—	—	1,850,000
	$64,060,972	$517,196,943	$—	$581,257,915
Derivative Financial Instruments(a)
Assets
Equity Contracts	$12,664	$—	$—	$12,664

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
August 31, 2025
iShares® MSCI UAE ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 1.5%
Abu Dhabi Aviation Co.	669,525	$1,037,204
Agility Global PLC	4,675,472	1,476,619
		2,513,823
Banks — 33.3%
Abu Dhabi Commercial Bank PJSC	1,786,128	7,359,147
Abu Dhabi Islamic Bank PJSC	1,241,367	7,208,249
Ajman Bank PJSC	2,252,381	883,058
Bank of Sharjah(a)	835,067	352,402
Dubai Islamic Bank PJSC	2,833,986	7,457,246
Emirates NBD Bank PJSC	1,746,219	12,004,528
First Abu Dhabi Bank PJSC	4,202,546	18,981,481
Sharjah Islamic Bank	2,183,694	1,752,913
		55,999,024
Building Products — 0.5%
Ras Al Khaimah Ceramics PJSC	1,308,949	893,578
Capital Markets — 2.2%
Al Waha Capital PJSC	2,321,560	1,003,722
Dubai Financial Market PJSC	3,156,633	1,443,838
Investcorp Capital PLC	1,735,197	751,188
SHUAA Capital PSC(a)	5,478,860	432,148
		3,630,896
Commercial Services & Supplies — 1.1%
Parkin Co. PJSC	1,131,009	1,861,534
Construction & Engineering — 0.0%
Arabtec Holding PJSC(a)(b)	2,433,366	7
Construction Materials — 0.1%
Apex Investment Co. PSC(a)	108,935	131,458
Consumer Staples Distribution & Retail — 0.6%
Spinneys 1961 Holding PLC	2,192,616	977,763
Diversified Consumer Services — 0.9%
Alef Education Holding PLC	3,260,908	906,087
Taaleem Holdings PJSC	442,503	571,057
		1,477,144
Diversified Telecommunication Services — 10.3%
Emirates Telecommunications Group Co. PJSC	3,266,205	16,077,809
Space42 PLC(a)	2,399,913	1,258,750
		17,336,559
Energy Equipment & Services — 3.3%
ADNOC Drilling Co. PJSC	3,661,220	5,492,403
NMDC Energy	185,496	126,702
		5,619,105
Financial Services — 1.2%
Amanat Holdings PJSC	2,756,631	848,090
Amlak Finance PJSC(a)	2,377,945	1,217,151
Gulf General Investment Co.(a)(b)	7,295,803	20
		2,065,261
Food Products — 0.5%
Agthia Group PJSC	732,167	807,313
Ground Transportation — 0.6%
Dubai Taxi Co. PJSC	1,400,359	1,010,346
Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(a)(b)	112,588	1
Security	Shares	Value
Hotels, Restaurants & Leisure — 2.3%
Abu Dhabi National Hotels	13,080,269	$1,648,792
Americana Restaurants International PLC - Foreign Co.	4,026,841	2,126,920
		3,775,712
Industrial Conglomerates — 1.6%
Dubai Investments PJSC	3,061,668	2,384,203
Modon Holding PSC(a)	129,341	131,156
Multiply Group PJSC(a)	158,735	129,917
		2,645,276
Marine Transportation — 1.0%
Gulf Navigation Holding PJSC(a)	839,727	1,646,098
Multi-Utilities — 2.6%
Dubai Electricity & Water Authority PJSC	5,839,046	4,370,764
Oil, Gas & Consumable Fuels — 4.3%
Adnoc Gas PLC	6,000,224	5,435,651
Dana Gas PJSC	8,462,124	1,734,840
		7,170,491
Passenger Airlines — 1.8%
Air Arabia PJSC	2,954,856	3,033,059
Real Estate Management & Development — 23.2%
Aldar Properties PJSC	2,735,041	7,153,799
Deyaar Development PJSC	682,003	191,091
Emaar Development PJSC	751,690	3,014,590
Emaar Properties PJSC	6,373,837	24,987,249
Eshraq Investments PJSC(a)	5,214,864	794,850
RAK Properties PJSC(a)	3,068,371	1,318,921
Union Properties PJSC(a)	6,314,737	1,514,810
		38,975,310
Residential REITs — 0.4%
Dubai Residential REIT	1,688,336	643,535
Software — 0.7%
Phoenix Group PLC(a)	2,875,111	1,157,784
Specialty Retail — 2.3%
Abu Dhabi National Oil Co. for Distribution PJSC	3,808,077	3,898,329
Transportation Infrastructure — 1.9%
Salik Co. PJSC	1,811,603	3,255,307
Water Utilities — 1.6%
Emirates Central Cooling Systems Corp.	3,490,751	1,577,655
National Central Cooling Co. PJSC	1,433,082	1,156,739
		2,734,394
Total Long-Term Investments — 99.8% (Cost: $137,275,991)		167,629,871

2025 iShares Annual Financial Statements and Additional Information

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI UAE ETF
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.26%(c)(d)	230,000	$230,000
Total Short-Term Securities — 0.1% (Cost: $230,000)		230,000
Total Investments — 99.9% (Cost: $137,505,991)		167,859,871
Other Assets Less Liabilities — 0.1%		182,789
Net Assets — 100.0%		$168,042,660

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/25	Shares Held at 08/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$60,000	$170,000 (a)	$—	$—	$—	$230,000	230,000	$7,672	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	6	09/19/25	$379	$(1,093)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities—Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,093	$—	$—	$—	$1,093

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments

Schedule of Investments (continued)
August 31, 2025
iShares® MSCI UAE ETF

For the period ended August 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(25,120)	$—	$—	$—	$(25,120)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,093)	$—	$—	$—	$(1,093)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$123,600
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the  Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$57,297,189	$110,332,654	$28	$167,629,871
Short-Term Securities
Money Market Funds	230,000	—	—	230,000
	$57,527,189	$110,332,654	$28	$167,859,871
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,093)	$—	$—	$(1,093)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities
August 31, 2025

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$177,271,877	$7,860,254,598	$90,015,052	$328,064,706
Investments, at value—affiliated(c)	1,707,961	95,407,959	21,444,700	240,000
Cash	82,794	6,720,796	3,285,898	6,301
Cash pledged for futures contracts	115,000	1,967,000	36,000	—
Foreign currency, at value(d)	105,591	21,285,757	234,751	—
Receivables:
Investments sold	—	35,175	—	—
Securities lending income—affiliated	318	195,739	76,834	—
Capital shares sold	—	45,297	8,853,463	—
Dividends—unaffiliated	978,609	2,145,861	132,861	—
Dividends—affiliated	1,818	7,574	263	644
Variation margin on futures contracts	—	667,312	13,038	—
Total assets	180,263,968	7,988,733,068	124,092,860	328,311,651
LIABILITIES
Collateral on securities loaned, at value	1,258,925	95,233,269	21,289,842	—
Payables:
Investments purchased	—	45,272	11,948,010	—
Capital shares redeemed	—	9	—	—
Investment advisory fees	82,057	3,602,477	35,590	129,417
Variation margin on futures contracts	4,298	—	—	—
Total liabilities	1,345,280	98,881,027	33,273,442	129,417
Commitments and contingent liabilities
NET ASSETS	$178,918,688	$7,889,852,041	$90,819,418	$328,182,234
NET ASSETS CONSIST OF
Paid-in capital	$265,060,199	$9,730,719,607	$131,841,629	$739,674,722
Accumulated loss	(86,141,511)	(1,840,867,566)	(41,022,211)	(411,492,488)
NET ASSETS	$178,918,688	$7,889,852,041	$90,819,418	$328,182,234
NET ASSET VALUE
Shares outstanding	13,350,000	129,000,000	2,400,000	18,600,000
Net asset value	$13.40	$61.16	$37.84	$17.64
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$141,535,171	$7,158,901,869	$76,942,336	$435,259,936
(b) Securities loaned, at value	$1,214,372	$89,075,199	$17,630,328	$—
(c) Investments, at cost—affiliated	$1,707,866	$95,407,959	$21,443,896	$240,000
(d) Foreign currency, at cost	$105,882	$21,275,565	$234,744	$—
See notes to financial statements.
Statements of Assets and Liabilities

Statements of Assets and Liabilities (continued)
August 31, 2025

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF
ASSETS
Investments, at value—unaffiliated(a)(b)	$165,360,704	$103,403,863	$433,781,685	$78,496,621
Investments, at value—affiliated(c)	660,000	80,000	21,976,314	—
Cash	15,415	8,944	4,886	—
Cash pledged for futures contracts	16,000	8,000	—	—
Foreign currency collateral pledged for futures contracts(d)	—	—	744,024	—
Foreign currency, at value(e)	253,786	2,545	250,514	1,091,075
Receivables:
Investments sold	—	—	420,525	—
Securities lending income—affiliated	—	—	11,715	—
Capital shares sold	—	—	137,522	—
Dividends—unaffiliated	440,870	252,103	4,460,900	—
Dividends—affiliated	1,249	450	5,094	305
Tax reclaims	—	—	2,699,922	—
Foreign withholding tax claims	—	—	3,346,428	—
Total assets	166,748,024	103,755,905	467,839,529	79,588,001
LIABILITIES
Bank overdraft	—	—	—	1,025,744
Collateral on securities loaned, at value	—	—	19,857,489	—
Payables:
Investments purchased	39,605	—	—	175
Capital shares redeemed	—	—	91,682	—
Investment advisory fees	77,923	50,898	240,123	38,915
IRS compliance fee for foreign withholding tax claims	—	—	1,361,971	—
Due to custodian	533,226	—	726,291	—
Variation margin on futures contracts	3,000	1,480	212,676	—
Total liabilities	653,754	52,378	22,490,232	1,064,834
Commitments and contingent liabilities
NET ASSETS	$166,094,270	$103,703,527	$445,349,297	$78,523,167
NET ASSETS CONSIST OF
Paid-in capital	$312,827,707	$224,150,888	$582,829,158	$82,678,538
Accumulated loss	(146,733,437)	(120,447,361)	(137,479,861)	(4,155,371)
NET ASSETS	$166,094,270	$103,703,527	$445,349,297	$78,523,167
NET ASSET VALUE
Shares outstanding	3,100,000	4,000,000	14,050,000	3,950,000
Net asset value	$53.58	$25.93	$31.70	$19.88
Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
Par value	None	None	None	None
(a) Investments, at cost—unaffiliated	$135,761,597	$116,968,257	$404,628,331	$56,697,229
(b) Securities loaned, at value	$—	$—	$18,745,956	$—
(c) Investments, at cost—affiliated	$660,000	$80,000	$21,974,781	$—
(d) Foreign currency collateral pledged, at cost	$—	$—	$738,567	$—
(e) Foreign currency, at cost	$253,025	$2,545	$248,813	$1,091,075
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Assets and Liabilities (continued)
August 31, 2025

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF
ASSETS
Investments, at value—unaffiliated(a)	$579,407,915	$167,629,871
Investments, at value—affiliated(b)	1,850,000	230,000
Cash	21,952	11,787
Cash pledged for futures contracts	57,000	12,000
Foreign currency, at value(c)	—	443,156
Receivables:
Dividends—unaffiliated	1,300,467	203,538
Dividends—affiliated	19,431	707
Total assets	582,656,765	168,531,059
LIABILITIES
Foreign bank overdraft	108,542	—
Payables:
Investments purchased	—	405,415
Capital shares redeemed	11,256,290	—
Investment advisory fees	390,176	80,756
Due to custodian	562,866	—
Variation margin on futures contracts	11,245	2,228
Total liabilities	12,329,119	488,399
Commitments and contingent liabilities
NET ASSETS	$570,327,646	$168,042,660
NET ASSETS CONSIST OF
Paid-in capital	$534,957,512	$185,730,334
Accumulated earnings (loss)	35,370,134	(17,687,674)
NET ASSETS	$570,327,646	$168,042,660
NET ASSET VALUE
Shares outstanding	15,200,000	8,650,000
Net asset value	$37.52	$19.43
Shares authorized	Unlimited	Unlimited
Par value	None	None
(a) Investments, at cost—unaffiliated	$455,357,948	$137,275,991
(b) Investments, at cost—affiliated	$1,850,000	$230,000
(c) Foreign currency, at cost	$(108,542)	$443,139
See notes to financial statements.
Statements of Assets and Liabilities

Statements of Operations
Year Ended August 31, 2025

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF
INVESTMENT INCOME
Dividends—unaffiliated	$6,327,120	$145,911,829	$2,560,969	$16,904,440
Dividends—affiliated	18,181	216,905	2,680	13,418
Interest—unaffiliated	8,082	104,986	3,048	1,848
Securities lending income—affiliated—net	173,584	1,201,278	892,503	—
Foreign taxes withheld	(377,982)	(9,498,642)	(27,816)	(2,545,954)
Total investment income	6,148,985	137,936,356	3,431,384	14,373,752
EXPENSES
Investment advisory	816,607	35,114,694	391,244	1,731,973
Commitment costs	1,419	39,896	665	2,908
Interest expense	871	277	—	35
Total expenses	818,897	35,154,867	391,909	1,734,916
Net investment income	5,330,088	102,781,489	3,039,475	12,638,836
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(24,833,153)	(173,380,277)	1,366,741	(40,154,716)
Investments—affiliated	(1,060)	42,858	869	—
Foreign currency transactions	(219,298)	121,669	(1,095)	(62,320)
Futures contracts	(8,799)	12,865,361	158,722	173,841
In-kind redemptions—unaffiliated(a)	516,821	98,028,640	6,505,042	948,562
	(24,545,489)	(62,321,749)	8,030,279	(39,094,633)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	28,468,699	2,042,952,059	26,006,444	(30,334,085)
Investments—affiliated	95	(49,659)	(3,965)	—
Foreign currency translations	129,576	10,929	152	43
Futures contracts	7,552	2,421,661	27,172	—
	28,605,922	2,045,334,990	26,029,803	(30,334,042)
Net realized and unrealized gain (loss)	4,060,433	1,983,013,241	34,060,082	(69,428,675)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,390,521	$2,085,794,730	$37,099,557	$(56,789,839)
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Operations (continued)
Year Ended August 31, 2025

	iShares MSCI Peru and Global Exposure ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF
INVESTMENT INCOME
Dividends—unaffiliated	$4,745,682	$3,685,885	$22,515,203	$3,299,001
Dividends—affiliated	10,683	5,341	74,355	2,610
Interest—unaffiliated	1,401	566	1,007	379
Securities lending income—affiliated—net	—	—	145,100	—
Other income—unaffiliated	20,623	—	—	—
Foreign taxes withheld	(171,311)	(918,775)	(746,389)	—
Foreign withholding tax claims	—	—	3,346,428	—
IRS compliance fee for foreign withholding tax claims	—	—	(275,638)	—
Total investment income	4,607,078	2,773,017	25,060,066	3,301,990
EXPENSES
Investment advisory	635,616	608,069	1,928,489	423,368
Commitment costs	1,100	1,028	3,188	701
Interest expense	346	—	31	3,415
Professional	—	—	41,264	—
Total expenses	637,062	609,097	1,972,972	427,484
Net investment income	3,970,016	2,163,920	23,087,094	2,874,506
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	1,696,714	(13,693,512)	(14,482,717)	98,233
Investments—affiliated	—	—	(1,204)	—
Foreign currency transactions	26,396	5,780	(34,651)	(2,248)
Futures contracts	121,145	(8,607)	1,160,560	(56,221)
In-kind redemptions—unaffiliated(a)	1,549,159	3,468,357	36,617,090	—
	3,393,414	(10,227,982)	23,259,078	39,764
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	31,030,498	2,728,777	38,340,221	9,227,711
Investments—affiliated	—	—	1,451	—
Foreign currency translations	(411)	(898)	528,107	(236)
Futures contracts	(9,504)	77	(344,623)	328
	31,020,583	2,727,956	38,525,156	9,227,803
Net realized and unrealized gain (loss)	34,413,997	(7,500,026)	61,784,234	9,267,567
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,384,013	$(5,336,106)	$84,871,328	$12,142,073
(a) See Note 2 of the Notes to Financial Statements.
See notes to financial statements.
Statements of Operations

Statements of Operations (continued)
Year Ended August 31, 2025

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF
INVESTMENT INCOME
Dividends—unaffiliated	$25,112,461	$5,488,148
Dividends—affiliated	71,180	7,672
Interest—unaffiliated	16,036	1,452
Foreign taxes withheld	(1,026,420)	—
Total investment income	24,173,257	5,497,272
EXPENSES
Investment advisory	4,813,472	544,672
Interest expense	54,713	62
Commitment costs	6,592	895
Total expenses	4,874,777	545,629
Net investment income	19,298,480	4,951,643
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments—unaffiliated	(16,263,832)	(3,275,529)
Foreign currency transactions	(86,657)	(30,682)
Futures contracts	368,099	(25,120)
	(15,982,390)	(3,331,331)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(59,911,419)	25,787,530
Foreign currency translations	135	(6)
Futures contracts	(37,468)	(1,093)
	(59,948,752)	25,786,431
Net realized and unrealized gain (loss)	(75,931,142)	22,455,100
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,632,662)	$27,406,743
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares MSCI Brazil Small-Cap ETF		iShares MSCI China ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,330,088	$6,904,755	$102,781,489	$126,399,397
Net realized loss	(24,545,489)	(17,121,836)	(62,321,749)	(646,218,925)
Net change in unrealized appreciation (depreciation)	28,605,922	(2,909,788)	2,045,334,990	45,388,874
Net increase (decrease) in net assets resulting from operations	9,390,521	(13,126,869)	2,085,794,730	(474,430,654)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,842,016)	(7,232,235)	(165,418,557)	(171,871,798)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	47,980,631	(60,544,150)	1,647,904,022	(2,560,377,376)
NET ASSETS
Total increase (decrease) in net assets	52,529,136	(80,903,254)	3,568,280,195	(3,206,679,828)
Beginning of year	126,389,552	207,292,806	4,321,571,846	7,528,251,674
End of year	$178,918,688	$126,389,552	$7,889,852,041	$4,321,571,846

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Statements of Changes in Net Assets(continued)

	iShares MSCI China Small-Cap ETF		iShares MSCI Indonesia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,039,475	$2,340,692	$12,638,836	$12,443,708
Net realized gain (loss)	8,030,279	(21,696,529)	(39,094,633)	(41,535,345)
Net change in unrealized appreciation (depreciation)	26,029,803	10,562,819	(30,334,042)	5,663,850
Net increase (decrease) in net assets resulting from operations	37,099,557	(8,793,018)	(56,789,839)	(23,427,787)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,906,562)	(3,072,146)	(12,499,708)	(14,700,844)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,017,011	—	52,597,583	(115,427,679)
NET ASSETS
Total increase (decrease) in net assets	41,210,006	(11,865,164)	(16,691,964)	(153,556,310)
Beginning of year	49,609,412	61,474,576	344,874,198	498,430,508
End of year	$90,819,418	$49,609,412	$328,182,234	$344,874,198

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Peru and Global Exposure ETF		iShares MSCI Philippines ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,970,016	$3,002,240	$2,163,920	$2,241,022
Net realized gain (loss)	3,393,414	4,256,171	(10,227,982)	(10,604,817)
Net change in unrealized appreciation (depreciation)	31,020,583	19,042,405	2,727,956	20,744,629
Net increase (decrease) in net assets resulting from operations	38,384,013	26,300,816	(5,336,106)	12,380,834
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,114,136)	(4,900,738)	(2,166,273)	(2,229,901)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	53,113,622	(46,792,277)	3,041,903	4,938,722
NET ASSETS
Total increase (decrease) in net assets	86,383,499	(25,392,199)	(4,460,476)	15,089,655
Beginning of year	79,710,771	105,102,970	108,164,003	93,074,348
End of year	$166,094,270	$79,710,771	$103,703,527	$108,164,003

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Statements of Changes in Net Assets(continued)

	iShares MSCI Poland ETF		iShares MSCI Qatar ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$23,087,094	$11,950,656	$2,874,506	$3,958,762
Net realized gain (loss)	23,259,078	10,869,081	39,764	(2,291,338)
Net change in unrealized appreciation (depreciation)	38,525,156	50,368,534	9,227,803	984,100
Net increase in net assets resulting from operations	84,871,328	73,188,271	12,142,073	2,651,524
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,757,414)	(13,681,422)	(3,075,482)	(3,388,994)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	64,425,949	23,938,978	7,729,014	(16,286,432)
NET ASSETS
Total increase (decrease) in net assets	133,539,863	83,445,827	16,795,605	(17,023,902)
Beginning of year	311,809,434	228,363,607	61,727,562	78,751,464
End of year	$445,349,297	$311,809,434	$78,523,167	$61,727,562

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Statements of Changes in Net Assets(continued)

	iShares MSCI Saudi Arabia ETF		iShares MSCI UAE ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/25	Year Ended 08/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$19,298,480	$18,130,812	$4,951,643	$1,613,203
Net realized gain (loss)	(15,982,390)	75,365,475	(3,331,331)	(3,502,617)
Net change in unrealized appreciation (depreciation)	(59,948,752)	(73,377,106)	25,786,431	2,479,894
Net increase (decrease) in net assets resulting from operations	(56,632,662)	20,119,181	27,406,743	590,480
DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,419,533)	(19,935,433)	(4,446,152)	(1,739,357)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	37,258,318	(350,849,667)	109,426,988	(36,317)
NET ASSETS
Total increase (decrease) in net assets	(42,793,877)	(350,665,919)	132,387,579	(1,185,194)
Beginning of year	613,121,523	963,787,442	35,655,081	36,840,275
End of year	$570,327,646	$613,121,523	$168,042,660	$35,655,081

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$12.51	$13.82	$13.58	$17.42	$13.62
Net investment income(a)	0.45	0.45	0.39	0.46	0.37
Net realized and unrealized gain (loss)(b)	0.81	(1.30)	0.34	(3.71)	3.79
Net increase (decrease) from investment operations	1.26	(0.85)	0.73	(3.25)	4.16
Distributions from net investment income(c)	(0.37)	(0.46)	(0.49)	(0.59)	(0.36)
Net asset value, end of year	$13.40	$12.51	$13.82	$13.58	$17.42
Total Return(d)
Based on net asset value	10.81%	(6.34)%	5.95%	(18.61)%	30.34%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.60%	0.59%	0.58%	0.57%
Net investment income	3.86%	3.34%	2.97%	3.18%	2.26%
Supplemental Data
Net assets, end of year (000)	$178,919	$126,390	$207,293	$82,865	$107,976
Portfolio turnover rate(f)	82%	103%	50%	52%	40%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$41.96	$45.03	$49.82	$70.90	$75.92
Net investment income(a)	0.90	0.93	0.83	1.01	0.74
Net realized and unrealized gain (loss)(b)	19.73	(2.82)	(4.48)	(21.30)	(4.98)
Net increase (decrease) from investment operations	20.63	(1.89)	(3.65)	(20.29)	(4.24)
Distributions from net investment income(c)	(1.43)	(1.18)	(1.14)	(0.79)	(0.78)
Net asset value, end of year	$61.16	$41.96	$45.03	$49.82	$70.90
Total Return(d)
Based on net asset value	49.98%	(4.06)%	(7.39)%	(28.80)%	(5.69)%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	1.73%	2.23%	1.77%	1.75%	0.93%
Supplemental Data
Net assets, end of year (000)	$7,889,852	$4,321,572	$7,528,252	$7,841,066	$6,182,469
Portfolio turnover rate(f)	12%	15%	13%	8%	18%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$22.55	$27.94	$34.59	$53.83	$45.21
Net investment income(a)	1.30	1.06	0.97	1.44	1.50
Net realized and unrealized gain (loss)(b)	15.62	(5.05)	(6.62)	(18.32)	8.86
Net increase (decrease) from investment operations	16.92	(3.99)	(5.65)	(16.88)	10.36
Distributions from net investment income(c)	(1.63)	(1.40)	(1.00)	(2.36)	(1.74)
Net asset value, end of year	$37.84	$22.55	$27.94	$34.59	$53.83
Total Return(d)
Based on net asset value	77.95%	(14.63)%	(16.74)%	(32.33)%	23.33%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	4.61%	4.29%	2.96%	3.31%	2.82%
Supplemental Data
Net assets, end of year (000)	$90,819	$49,609	$61,475	$55,338	$88,821
Portfolio turnover rate(f)	35%	61%	37%	64%	51%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$21.97	$23.08	$23.96	$21.33	$19.69
Net investment income(a)	0.81	0.64	0.73	0.59	0.27
Net realized and unrealized gain (loss)(b)	(4.36)	(0.91)	(0.90)	2.54	1.68
Net increase (decrease) from investment operations	(3.55)	(0.27)	(0.17)	3.13	1.95
Distributions from net investment income(c)	(0.78)	(0.84)	(0.71)	(0.50)	(0.31)
Net asset value, end of year	$17.64	$21.97	$23.08	$23.96	$21.33
Total Return(d)
Based on net asset value	(16.24)%	(0.68)%	(0.66)%	14.69%	9.88%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	4.33%	2.99%	3.12%	2.52%	1.26%
Supplemental Data
Net assets, end of year (000)	$328,182	$344,874	$498,431	$443,181	$351,958
Portfolio turnover rate(f)	16%	16%	19%	16%	10%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Peru and Global Exposure ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$40.88	$32.34	$25.51	$27.00	$31.65
Net investment income(a)	1.67	1.04	1.19	1.34	0.79
Net realized and unrealized gain (loss)(b)	13.22	9.20	6.87	(1.08)	(5.00)
Net increase (decrease) from investment operations	14.89	10.24	8.06	0.26	(4.21)
Distributions from net investment income(c)	(2.19)	(1.70)	(1.23)	(1.75)	(0.44)
Net asset value, end of year	$53.58	$40.88	$32.34	$25.51	$27.00
Total Return(d)
Based on net asset value	37.75%	32.24%	32.09%	0.24%	(13.49)%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	3.69%	2.88%	4.03%	4.36%	2.42%
Supplemental Data
Net assets, end of year (000)	$166,094	$79,711	$105,103	$127,530	$95,862
Portfolio turnover rate(f)	17%	32%	20%	24%	33%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$27.73	$24.49	$26.54	$30.50	$26.63
Net investment income(a)	0.56	0.56	0.42	0.39	0.26
Net realized and unrealized gain (loss)(b)	(1.82)	3.26	(2.04)	(3.90)	3.90
Net increase (decrease) from investment operations	(1.26)	3.82	(1.62)	(3.51)	4.16
Distributions from net investment income(c)	(0.54)	(0.58)	(0.43)	(0.45)	(0.29)
Net asset value, end of year	$25.93	$27.73	$24.49	$26.54	$30.50
Total Return(d)
Based on net asset value	(4.62)%	15.91%	(6.16)%	(11.65)%	15.57%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	2.11%	2.19%	1.62%	1.28%	0.87%
Supplemental Data
Net assets, end of year (000)	$103,704	$108,164	$93,074	$108,818	$125,043
Portfolio turnover rate(f)	21%	24%	18%	13%	20%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Poland ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$24.65	$19.19	$12.60	$23.10	$18.24
Net investment income(a)	1.93 (b)	0.97 (b)	0.39	0.51 (b)	0.16 (b)
Net realized and unrealized gain (loss)(c)	6.46	5.57	6.47	(10.65)	4.86
Net increase (decrease) from investment operations	8.39	6.54	6.86	(10.14)	5.02
Distributions from net investment income(d)	(1.34)	(1.08)	(0.27)	(0.36)	(0.16)
Net asset value, end of year	$31.70	$24.65	$19.19	$12.60	$23.10
Total Return(e)
Based on net asset value	35.92%(b)	34.67%(b)	55.04%	(44.38)%(b)	27.65%(b)
Ratios to Average Net Assets(f)
Total expenses	0.60%	0.77%	0.59%	0.65%	0.61%
Total expenses excluding professional fees for foreign withholding tax claims	0.60%	0.59%	0.59%	0.58%	0.57%
Net investment income	7.07%(b)	4.32%(b)	2.43%	2.72%(b)	0.80%(b)
Supplemental Data
Net assets, end of year (000)	$445,349	$311,809	$228,364	$130,373	$284,146
Portfolio turnover rate(g)	12%	11%	20%	11%	22%
(a) Based on average shares outstanding.
(b) Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2025,
August 31, 2024, August 31, 2022 and August 31, 2021 respectively:
• Net investment income per share by $0.28, $0.12, $0.15 and $0.07 respectively.
• Total return by 1.20%, 0.62%, 0.76% and 0.38% respectively.
• Ratio of net investment income to average net assets by 1.01%, 0.52%, 0.78% and 0.34% respectively.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Qatar ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$17.64	$17.70	$22.62	$19.60	$17.62
Net investment income(a)	0.74	0.93	0.68	0.63	0.37
Net realized and unrealized gain (loss)(b)	2.22	(0.22)	(4.77)	3.20	2.03
Net increase (decrease) from investment operations	2.96	0.71	(4.09)	3.83	2.40
Distributions from net investment income(c)	(0.72)	(0.77)	(0.83)	(0.81)	(0.42)
Net asset value, end of year	$19.88	$17.64	$17.70	$22.62	$19.60
Total Return(d)
Based on net asset value	17.26%	4.32%	(18.16)%	19.69%	13.70%
Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.59%	0.58%	0.57%
Net investment income	4.03%	5.37%	3.54%	2.89%	1.98%
Supplemental Data
Net assets, end of year (000)	$78,523	$61,728	$78,751	$96,153	$86,234
Portfolio turnover rate(f)	29%	27%	25%	38%	26%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
See notes to financial statements.
Financial Highlights

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$42.28	$40.84	$44.53	$41.22	$28.70
Net investment income(a)	1.20	0.99	0.91	0.69	0.71
Net realized and unrealized gain (loss)(b)	(4.54)	1.60	(3.71)	3.23	12.27
Net increase (decrease) from investment operations	(3.34)	2.59	(2.80)	3.92	12.98
Distributions from net investment income(c)	(1.42)	(1.15)	(0.89)	(0.61)	(0.46)
Net asset value, end of year	$37.52	$42.28	$40.84	$44.53	$41.22
Total Return(d)
Based on net asset value	(8.01)%	6.48%	(6.20)%	9.60%	45.37%
Ratios to Average Net Assets(e)
Total expenses	0.75%	0.75%	0.74%	0.74%	0.74%
Net investment income	2.97%	2.38%	2.26%	1.56%	2.06%
Supplemental Data
Net assets, end of year (000)	$570,328	$613,122	$963,787	$1,135,603	$898,684
Portfolio turnover rate(f)	24%	29%	11%	36%	13%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars ("cash creations").
See notes to financial statements.

2025 iShares Annual Financial Statements and Additional Information

Financial Highlights(continued)
(For a share outstanding throughout each period)

	iShares MSCI UAE ETF
	Year Ended 08/31/25	Year Ended 08/31/24	Year Ended 08/31/23	Year Ended 08/31/22	Year Ended 08/31/21
Net asset value, beginning of year	$14.86	$15.04	$16.16	$14.82	$10.91
Net investment income(a)	0.95	0.63	0.49	0.49	0.46
Net realized and unrealized gain (loss)(b)	4.23	(0.19)	(1.19)	1.50	3.96
Net increase (decrease) from investment operations	5.18	0.44	(0.70)	1.99	4.42
Distributions from net investment income(c)	(0.61)	(0.62)	(0.42)	(0.65)	(0.51)
Net asset value, end of year	$19.43	$14.86	$15.04	$16.16	$14.82
Total Return(d)
Based on net asset value	35.38%	3.34%	(4.17)%	13.30%	40.74%
Ratios to Average Net Assets(e)
Total expenses	0.59%	0.60%	0.59%	0.58%	0.57%
Net investment income	5.37%	4.32%	3.25%	2.93%	3.61%
Supplemental Data
Net assets, end of year (000)	$168,043	$35,655	$36,840	$37,966	$23,718
Portfolio turnover rate(f)	47%	43%	38%	52%	112%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements
1. ORGANIZATION
iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):
iShares ETF	Diversification Classification
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru and Global Exposure	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation: Each Fund's books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests.  These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows:  foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
 The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Fund’s financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment  Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date.  U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds' investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
• Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.
• Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
• Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).  The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.
Notes to Financial Statements

Notes to Financial Statements  (continued)
Fair  Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
• Level  2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.
Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI Brazil Small-Cap
Barclays Bank PLC	$407,433	$(407,433)	$—	$—
BNP Paribas SA	741,659	(741,659)	—	—
Citigroup Global Markets, Inc.	65,280	(65,280)	—	—
	$1,214,372	$(1,214,372)	$—	$—

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
MSCI China
Barclays Capital, Inc.	$11,919,374	$(11,919,374)	$—	$—
BNP Paribas SA	878,169	(878,169)	—	—
BofA Securities, Inc.	4,759,258	(4,759,258)	—	—
Citigroup Global Markets, Inc.	7,076,791	(7,076,791)	—	—
Goldman Sachs & Co. LLC	18,690,585	(18,690,585)	—	—
HSBC Bank PLC	6,262,774	(6,262,774)	—	—
J.P. Morgan Securities LLC	5,094,550	(5,094,550)	—	—
Macquarie Bank Ltd.	7,619,995	(7,619,995)	—	—
Mizuho Securities USA LLC	2,142,347	(2,142,347)	—	—
Morgan Stanley	21,372,312	(21,372,312)	—	—
National Financial Services LLC	3,236,836	(3,236,836)	—	—
SG Americas Securities LLC	22,208	(22,208)	—	—
	$89,075,199	$(89,075,199)	$—	$—
MSCI China Small-Cap
Barclays Bank PLC	$60,932	$(60,932)	$—	$—
Barclays Capital, Inc.	1,898,654	(1,898,654)	—	—
BNP Paribas SA	1,378,418	(1,378,418)	—	—
BofA Securities, Inc.	764,420	(764,420)	—	—
Citigroup Global Markets, Inc.	2,058,586	(2,058,586)	—	—
Goldman Sachs & Co. LLC	5,263,447	(5,263,447)	—	—
HSBC Bank PLC	1,428,987	(1,428,987)	—	—
J.P. Morgan Securities LLC	1,372,139	(1,372,139)	—	—
Jefferies LLC	275,566	(275,566)	—	—
Macquarie Bank Ltd.	1,145,970	(1,145,970)	—	—
Morgan Stanley	1,262,356	(1,262,356)	—	—
Nomura Securities International, Inc.	720,688	(720,688)	—	—
Scotia Capital (USA), Inc.	165	(165)	—	—
	$17,630,328	$(17,630,328)	$—	$—
MSCI Poland
BNP Paribas SA	$1,232	$(1,232)	$—	$—
BofA Securities, Inc.	314,308	(314,308)	—	—
Goldman Sachs & Co. LLC	16,961,488	(16,961,488)	—	—
Morgan Stanley	1,468,928	(1,468,928)	—	—
	$18,745,956	$(18,745,956)	$—	$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock Finance, Inc. BlackRock Finance, Inc.'s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.
5. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of  Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or
Notes to Financial Statements

Notes to Financial Statements  (continued)
payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets.  BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru and Global Exposure, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:
Aggregate Average Daily Net Assets	Investment Advisory Fees
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275
For its investment advisory services to the iShares MSCI Saudi Arabia ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.
Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.  As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund's total net redemptions on a single day exceed 5% of the money market fund's net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2025, the Funds paid BTC the following amounts for securities lending agent services:
iShares ETF	Amounts
MSCI Brazil Small-Cap	$39,550
MSCI China	291,238
MSCI China Small-Cap	201,678
MSCI Poland	36,722
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.
Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.
For the year ended August 31, 2025, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:
iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Brazil Small-Cap	$1,356,883	$668,788	$(16,199)
MSCI China	34,521,624	24,759,979	(13,597,316)
MSCI China Small-Cap	858,425	7,647,843	5,117,770
MSCI Peru and Global Exposure	7,229,646	361,232	49,773
MSCI Poland	1,678,737	5,538,502	(1,796,739)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate.  The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.
7. PURCHASES AND SALES
For the year ended August 31, 2025, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:
iShares ETF	Purchases	Sales
MSCI Brazil Small-Cap	$156,394,678	$113,053,144
MSCI China	3,242,397,023	710,440,959
MSCI China Small-Cap	48,497,436	23,627,197
MSCI Indonesia	49,544,592	47,266,670
MSCI Peru and Global Exposure	28,346,767	18,673,646
MSCI Philippines	22,547,577	21,083,023
MSCI Poland	44,040,367	38,999,510
MSCI Qatar	28,374,847	20,870,475
MSCI Saudi Arabia	204,049,204	155,002,954
MSCI UAE	154,165,499	44,562,704
For the year ended August 31, 2025, in-kind transactions were as follows:
iShares ETF	In-kind Purchases	In-kind Sales
MSCI Brazil Small-Cap	$12,853,607	$7,713,200
MSCI China	198,882,800	1,145,053,393
MSCI China Small-Cap	2,056,771	20,177,284
MSCI Indonesia	214,802,103	164,226,945
MSCI Peru and Global Exposure	52,033,280	9,824,814
MSCI Philippines	21,388,037	19,734,758
MSCI Poland	244,507,655	187,952,226
Notes to Financial Statements

Notes to Financial Statements  (continued)
8. INCOME TAX INFORMATION
Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes.  It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share. As of August 31, 2025, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Brazil Small-Cap	$500,628	$ (500,628)
MSCI China	86,033,427	(86,033,427)
MSCI China Small-Cap	6,138,022	(6,138,022)
MSCI Indonesia	(3,449,052)	3,449,052
MSCI Peru and Global Exposure	1,405,434	(1,405,434)
MSCI Philippines	3,437,191	(3,437,191)
MSCI Poland	34,831,389	(34,831,389)
MSCI Saudi Arabia	(9)	9
The tax character of distributions paid was as follows:
iShares ETF	Year Ended 08/31/25	Year Ended 08/31/24
MSCI Brazil Small-Cap
Ordinary income	$4,842,016	$7,232,235
MSCI China
Ordinary income	$165,418,557	$171,871,798
MSCI China Small-Cap
Ordinary income	$3,906,562	$3,072,146
MSCI Indonesia
Ordinary income	$12,499,708	$14,700,844
MSCI Peru and Global Exposure
Ordinary income	$5,114,136	$4,900,738
MSCI Philippines
Ordinary income	$2,166,273	$2,229,901
MSCI Poland
Ordinary income	$15,757,414	$13,681,422
MSCI Qatar
Ordinary income	$3,075,482	$3,388,994
MSCI Saudi Arabia
Ordinary income	$23,419,533	$19,935,433
MSCI UAE
Ordinary income	$4,446,152	$1,739,357

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
As of August 31, 2025, the tax components of accumulated earnings (losses) were as follows:
iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
MSCI Brazil Small-Cap	$—	$(97,795,304)	$11,723,441	$ (69,648)	$(86,141,511)
MSCI China	55,255,899	(2,323,759,017)	427,635,552	—	(1,840,867,566)
MSCI China Small-Cap	3,548,350	(53,482,664)	8,912,103	—	(41,022,211)
MSCI Indonesia	1,344,494	(303,380,578)	(109,456,404)	—	(411,492,488)
MSCI Peru and Global Exposure	—	(173,602,833)	26,979,354	(109,958)	(146,733,437)
MSCI Philippines	336,699	(106,412,808)	(14,371,252)	—	(120,447,361)
MSCI Poland	13,188,670	(176,450,138)	25,781,607	—	(137,479,861)
MSCI Qatar	827,282	(23,848,071)	18,865,418	—	(4,155,371)
MSCI Saudi Arabia	6,189,208	(72,599,628)	101,780,554	—	35,370,134
MSCI UAE	1,487,866	(39,882,885)	20,707,345	—	(17,687,674)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
For the year ended August 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:
iShares ETF	Utilized
MSCI China Small-Cap	$1,336,016
MSCI Peru and Global Exposure	1,769,578
MSCI UAE	59,773
As of August 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil Small-Cap	$167,287,383	$19,440,559	$(7,748,104)	$11,692,455
MSCI China	7,528,041,369	1,409,601,684	(981,980,496)	427,621,188
MSCI China Small-Cap	102,548,014	16,912,167	(8,000,429)	8,911,738
MSCI Indonesia	437,761,110	5,087,627	(114,544,031)	(109,456,404)
MSCI Peru and Global Exposure	139,042,353	34,115,881	(7,137,530)	26,978,351
MSCI Philippines	117,854,960	8,697,071	(23,068,168)	(14,371,097)
MSCI Poland	430,145,434	40,437,512	(15,166,314)	25,271,198
MSCI Qatar	59,631,028	21,237,941	(2,372,348)	18,865,593
MSCI Saudi Arabia	479,477,514	161,929,766	(60,149,365)	101,780,401
MSCI UAE	147,152,529	30,583,586	(9,876,244)	20,707,342
9. LINE OF CREDIT
The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on October 15, 2025. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.
During the year ended August 31, 2025, the Funds did not borrow under the Syndicated Credit Agreement.
Notes to Financial Statements

Notes to Financial Statements  (continued)
10. PRINCIPAL RISKS
In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations.  Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. A Fund’s  ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors.  When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio.  Investment percentages in specific sectors are presented in the  Schedule of Investments.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11. CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.
Transactions in capital shares were as follows:
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil Small-Cap
Shares sold	9,650,000	$116,927,645	12,000,000	$166,195,015
Shares redeemed	(6,400,000)	(68,947,014)	(16,900,000)	(226,739,165)
	3,250,000	$47,980,631	(4,900,000)	$(60,544,150)
MSCI China
Shares sold	55,600,000	$3,061,838,431	10,800,000	$503,795,131
Shares redeemed	(29,600,000)	(1,413,934,409)	(75,000,000)	(3,064,172,507)
	26,000,000	$1,647,904,022	(64,200,000)	$(2,560,377,376)
MSCI China Small-Cap
Shares sold	850,000	$29,349,167	—	$—
Shares redeemed	(650,000)	(21,332,156)	—	—
	200,000	$8,017,011	—	$—
MSCI Indonesia
Shares sold	11,850,000	$218,002,783	6,400,000	$140,172,530
Shares redeemed	(8,950,000)	(165,405,200)	(12,300,000)	(255,600,209)
	2,900,000	$52,597,583	(5,900,000)	$(115,427,679)
MSCI Peru and Global Exposure
Shares sold	1,400,000	$63,891,243	400,000	$16,197,604
Shares redeemed	(250,000)	(10,777,621)	(1,700,000)	(62,989,881)
	1,150,000	$53,113,622	(1,300,000)	$(46,792,277)
MSCI Philippines
Shares sold	850,000	$22,818,411	1,050,000	$28,449,925
Shares redeemed	(750,000)	(19,776,508)	(950,000)	(23,511,203)
	100,000	$3,041,903	100,000	$4,938,722
Notes to Financial Statements

Notes to Financial Statements  (continued)
	Year Ended 08/31/25		Year Ended 08/31/24
iShares ETF	Shares	Amount	Shares	Amount
MSCI Poland
Shares sold	8,800,000	$256,314,621	5,800,000	$130,596,070
Shares redeemed	(7,400,000)	(191,888,672)	(5,050,000)	(106,657,092)
	1,400,000	$64,425,949	750,000	$23,938,978
MSCI Qatar
Shares sold	1,200,000	$21,591,733	550,000	$9,448,079
Shares redeemed	(750,000)	(13,862,719)	(1,500,000)	(25,734,511)
	450,000	$7,729,014	(950,000)	$(16,286,432)
MSCI Saudi Arabia
Shares sold	3,600,000	$147,299,045	2,950,000	$124,410,204
Shares redeemed	(2,900,000)	(110,040,727)	(12,050,000)	(475,259,871)
	700,000	$37,258,318	(9,100,000)	$(350,849,667)
MSCI UAE
Shares sold	7,550,000	$132,403,611	650,000	$9,464,547
Shares redeemed	(1,300,000)	(22,976,623)	(700,000)	(9,500,864)
	6,250,000	$109,426,988	(50,000)	$(36,317)
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash.  Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars.  Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.  Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Funds using a clearing facility outside of the continuous net settlement process, the Funds, at their sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, each Funds’ custodian, and the Funds. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Funds may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.
12. FOREIGN WITHHOLDING TAX CLAIMS
The iShares MSCI Poland ETF have filed European Union Discrimination Claims (“ECJ Claims”) to recover taxes withheld by Poland (the “ECJ Paying Countries”) on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund have recorded receivables for all recoverable taxes withheld by the ECJ Paying Countries based upon previous determinations made by the local tax authorities.  Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Based upon the Fund’s evaluation of the facts and circumstances related to the outstanding ECJ Claims, ECJ Paying Countries’ tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. The collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the local tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2025, is $3,346,428 or $0.24 per share.
The iShares MSCI Poland ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
During the year, the iShares MSCI Poland ETF filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2022-2023, and the related tax compliance fee, including interest, was paid to the IRS.

2025 iShares Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)
13. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:
Effective October 15, 2025, the Syndicated Credit Agreement to which the Participating Funds are party was amended to extend the maturity date to October 14, 2026 and increased from $800 million to $900 million.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of iShares Trust and Shareholders of each of the ten funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the "Funds") as of August 31, 2025, the related statements of operations for the year ended August 31, 2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2025 and each of the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 22, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.

2025 iShares Annual Financial Statements and Additional Information

Important Tax Information (unaudited)
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2025:
iShares ETF	Qualified Dividend Income
MSCI China	$92,937,373
MSCI China Small-Cap	255,072
MSCI Indonesia	13,499,126
MSCI Peru and Global Exposure	1,293,977
MSCI Philippines	3,663,881
MSCI Poland	22,021,772
The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2025:
iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Small-Cap	$6,327,121	$355,485
MSCI China	145,291,229	9,515,359
MSCI China Small-Cap	2,560,967	26,719
MSCI Indonesia	16,904,442	2,597,409
MSCI Peru and Global Exposure	4,015,920	164,270
MSCI Philippines	3,685,883	915,734
MSCI Poland	22,515,203	3,653
MSCI Qatar	3,299,001	—
MSCI Saudi Arabia	29,970,232	1,010,731
MSCI UAE	5,488,149	—
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
iShares ETF	Dividends-Received Deduction
MSCI China	0.43%
MSCI Peru and Global Exposure	17.09%
Important Tax Information

Additional Information
Premium/Discount Information
Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Regulation under the Alternative Investment Fund Managers Directive
The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) to be marketed to investors in the EU and/or UK.
Report on Remuneration
BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.
BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.
Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives.  Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities.  No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.
Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock's independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.
Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock's independent remuneration committee.
The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.
Remuneration information at an individual Fund level is not readily available.  Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Funds; and (d) staff of companies to which portfolio management and risk management has been formally delegated.
All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.
Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company.  Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.
The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2024, was USD 81.43 million. This figure is comprised of fixed remuneration of USD 16.72 million and variable remuneration of USD 64.71 million. There was a total of 332 beneficiaries of the remuneration described above.
The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2024, to its senior management was USD 16.84 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company, or its funds was USD 3.09 million.

2025 iShares Annual Financial Statements and Additional Information

Additional Information (continued)
Disclosures Under the EU Sustainable Finance Disclosure Regulation
The iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).
Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
 • Go to icsdelivery.com.
 • If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each Independent Trustee for services to the Funds from BFA's investment advisory fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Additional Information

Board Review and Approval of Investment Advisory Contract
iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Peru and Global Exposure ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI China ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also considered the tradability, liquidity and developed capital markets ecosystem associated with the Fund in relation to comparison funds in the Fund’s Peer Group that do not have similar attributes. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Indonesia ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Philippines ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c)

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board reviewed all of the breakpoint arrangements and noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
iShares MSCI Saudi Arabia ETF (the “Fund”)
Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust's Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider the approval of the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal and compliance services; including the ability to meet applicable legal and regulatory requirements.  The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement.  At meetings held on May 9, 2025 and May 23, 2025, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel. Prior to and in preparation for the meetings, the Board received and reviewed materials specifically relating to matters relevant to the renewal of the Advisory Agreement. Following discussion, the 15(c) Committee subsequently requested certain additional information, which management agreed to provide.  At a meeting held on June 10-11, 2025, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.
After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members.  The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates if any; and (vi) other benefits to BFA and/or its affiliates.
The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various matters and factors considered. The material factors, considerations and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.
Expenses and Performance of the Fund:  The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of other fund(s) in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”).  The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2024, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.
Based on this review, the other relevant factors and information considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about ongoing enhancements and initiatives with respect to the iShares product line and BFA’s business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years.  In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund, including related programs implemented pursuant to regulatory requirements. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters.  The Board also reviewed the background and experience of the persons responsible for
Board Review and Approval of Investment Advisory Contract

Board Review and Approval of Investment Advisory Contract (continued)
the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding the investment performance of iShares funds, investment and risk management processes and strategies provided at the May 9, 2025 meeting and throughout the year, and matters related to BFA’s portfolio compliance program and other compliance programs and services, as well as BlackRock’s continued investments in its ETF business.
Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates:  The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year.  The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix.  The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).
Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, and related costs of the services provided as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability (as discussed above), including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business, including enhancements to or the provision of additional infrastructure and services to the iShares funds and their shareholders and, with respect to New Funds, set management fees at levels that anticipate scale over time. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.
The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (collectively, the “Other Accounts”).
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive character and scope of services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts in its consideration of relevant qualitative and quantitative comparative information provided. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund.
The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.
Other Benefits to BFA and/or its Affiliates:  The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities, as applicable (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds (including cash sweep vehicles) for which BFA (or its affiliates) provides investment advisory services or other services, The Board further considered other direct benefits that might accrue to BFA, including actual and potential reductions in the Fund’s expenses that are borne by BFA under the “all-inclusive” management fee arrangement, due in part to the size and scope of BFA’s investment operations servicing

2025 iShares Annual Financial Statements and Additional Information

Board Review and Approval of Investment Advisory Contract (continued)
the Fund (and other funds in the iShares complex) as well as in response to a changing market environment. The Board also reviewed and considered information provided by BFA concerning authorized participant primary market order processing services that are provided by BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and paid for by authorized participants under the ETF Servicing Platform. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered other indirect and intangible benefits to BlackRock as a result of its advisory relationships with the Fund, including without limitation, BlackRock’s potential benefits to its profile and standing in the investment community as a result of providing investment advisory services to the iShares funds.
The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.
Conclusion:  Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.
Board Review and Approval of Investment Advisory Contract

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust

2025 iShares Annual Financial Statements and Additional Information

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.
Investing involves risk, including possible loss of principal.
The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).
The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: October 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

Date: October 22, 2025

By:	/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust

Date: October 22, 2025